Exhibit 99.C.4

ISSN 0115-0421 SPECIAL EDITION Edited at the Office of the President of the Philippines pursuant to Commonwealth Act No. 638 as amended by the Administrative Code of 1987 VOL. 118 Manila, Philippines, January 3, 2022 NO. 1 Republic of the Philippines REPUBLIC ACT NO. 11639 FISCAL YEAR General Appropriations Act VOLUME II Sustaining the Legacy of Real Change for the Future Generations

R.A. No. 11639

GENERAL APPROPRIATIONS ACT

VOLUME II

Republic of the Philippines

GENERAL APPROPRIATIONS ACT, FY 2022

January 1 - December 31, 2022

VOLUME II

C O N T E N T S

E.	National Council for Children’s Television	25
F.	National Museum of the Philippines	25
G.	Philippine High School for the Arts	26

VIII.	STATE UNIVERSITIES AND COLLEGES	28

A.	University of the Philippines System	28

B.	National Capital Region (NCR)	29

B.1	Eulogio “Amang” Rodriguez Institute of Science and Technology	29
B.2	Marikina Polytechnic College	31
B.3	Philippine Normal University	32
B.4	Philippine State College of Aeronautics	33
B.5	Polytechnic University of the Philippines	34
B.6	Rizal Technological University	35
B.7	Technological University of the Philippines	37

C.	Region I - ILOCOS	38

C.1	Don Mariano Marcos Memorial State University	38
C.2	Ilocos Sur Polytechnic State College	40
C.3	Mariano Marcos State University	41
C.4	North Luzon Philippines State College	43
C.5	Pangasinan State University	43
C.6	University of Northern Philippines	45

D.	CORDILLERA ADMINISTRATIVE REGION (CAR)	46

D.1	Abra State Institute of Science and Technology	46
D.2	Apayao State College	48
D.3	Benguet State University	49
D.4	Ifugao State University	50
D.5	Kalinga State University	52
D.6	Mountain Province State Polytechnic College	53

E.	Region II - CAGAYAN VALLEY	54

E.1	Batanes State College	54
E.2	Cagayan State University	54
E.3	Isabela State University	56
E.4	Nueva Vizcaya State University	57
E.5	Quirino State University	59

F.	Region III - CENTRAL LUZON	60

F.1	Aurora State College of Technology	60
F.2	Bataan Peninsula State University	62
F.3	Bulacan Agricultural State College	63
F.4	Bulacan State University	64
F.5	Central Luzon State University	65
F.6	Don Honorio Ventura State University	67
F.7	Nueva Ecija University of Science and Technology	68
F.8	Pampanga State Agricultural University	70
F.9	Philippine Merchant Marine Academy	71
F.10	President Ramon Magsaysay State University	73
F.11	Tarlac Agricultural University	74
F.12	Tarlac State University	76

G.	Region IV-A (CALABARZON)	77

G.1	Batangas State University	77
G.2	Cavite State University	79
G.3	Laguna State Polytechnic University	80
G.4	Southern Luzon State University	81
G.5	University of Rizal System	83

H.	Region IV-B (MIMAROPA)	84

H.1	Marinduque State College	84
H.2	Mindoro State College of Agriculture and Technology	86
H.3	Occidental Mindoro State College	87
H.4	Palawan State University	88
H.5	Romblon State University	90
H.6	Western Philippines University	91

I.	Region V - BICOL	93

I.1	Bicol State College of Applied Sceinces and Technology	93
I.2	Bicol University	94
I.3	Camarines Norte State College	96
I.4	Camarines Sur Polytechnic Colleges	97
I.5	Catanduanes State University	99
I.6	Central Bicol State University of Agriculture	100
I.7	Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology	102
I.8	Partido State University	103
I.9	Sorsogon State University	105

J.	Region VI - WESTERN VISAYAS	106

J.1	Aklan State University	106
J.2	Capiz State University	108
J.3	Carlos C. Hilado Memorial State College	109
J.4	Central Philippines State University	111
J.5	Guimaras State College	112
J.6	Iloilo Science and Technology University	113
J.7	Iloilo State College of Fisheries	115
J.8	Northern Iloilo State University	116
J.9	Northern Negros State College of Science and Technology	117
J.10	University of Antique	119
J.11	West Visayas State University	120

K.	Region VII - CENTRAL VISAYAS	122

K.1	Bohol Island State University	122
K.2	Cebu Normal University	124
K.3	Cebu Technological University	125
K.4	Negros Oriental State University	127
K.5	Siquijor State College	128

L.	Region VIII - EASTERN VISAYAS	129

L.1	Biliran Province State University	129
L.2	Eastern Samar State University	131
L.3	Eastern Visayas State University	132
L.4	Leyte Normal University	134
L.5	Northwest Samar State University	135
L.6	Palompon Polytechnic State University	137
L.7	Samar State University	138
L.8	Southern Leyte State University	139
L.9	University of Eastern Philippines	141
L.10	Visayas State University	142

M.	Region IX - ZAMBOANGA PENINSULA	144

M.1	Basilan State College	144
M.2	J.H. Cerilles State College	145
M.3	Jose Rizal Memorial State University	146
M.4	Western Mindanao State University	148
M.5	Zamboanga City State Polytechnic College	149
M.6	Zamboanga State College of Marine Sciences and Technology	150

N.	Region X - NORTHERN MINDANAO	151

N.1	Bukidnon State University	151
N.2	Camiguin Polytechnic State College	153
N.3	Central Mindanao University	154
N.4	MSU - Iligan Institute of Technology	155

N.5	Northern Bukidnon State College	156
N.6	Northwestern Mindanao State College of Science and Technology	157
N.7	University of Science and Technology of Southern Philippines - Cagayan De Oro Campus	158
N.8	University of Science and Technology of Southern Philippines - Claveria Campus	160

O.	Region XI - DAVAO	161

O.1	Compostela Valley State College	161
O.2	Davao del Norte State College	162
O.3	Davao del Sur State College	164
O.4	Davao Oriental State College of Science and Technology	165
O.5	Southern Philippines Agri-Business and Marine and Aquatic School of Technology	166
O.6	University of Southeastern Philippines	167

P.	Region XII - SOCCSKSARGEN	169

P.1	Cotabato Foundation College of Science and Technology	169
P.2	South Cotabato State College	170
P.3	Sultan Kudarat State University	171
P.4	University of Southern Mindanao	173

Q.	REGION XIII - CARAGA	174

Q.1	Agusan del Sur State College of Agriculture and Technology	174
Q.2	Caraga State University	176
Q.3	Surigao del Sur State University	177
Q.4	Surigao State College of Technology	179

R.	BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)	180

R.1	Adiong Memorial Polytechnic State College	180
R.2	Cotabato State University	182
R.3	Mindanao State University	183
R.4	MSU-TAWI-TAWI College of Technology and Oceanography	185
R.5	Sulu State College	186
R.6	Tawi-Tawi Regional Agricultural College	187

IX.	DEPARTMENT OF ENERGY	189

A.	Office of the Secretary	189

X.	DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES	192

A.	Office of the Secretary	192
B.	Environmental Management Bureau	193
C.	Mines and Geo-Sciences Bureau	194
D.	National Mapping and Resource Information Authority	195
E.	National Water Resources Board	196
F.	Palawan Council for Sustainable Development Staff	197

XI.	DEPARTMENT OF FINANCE	198

A.	Office of the Secretary	198
B.	Bureau of Customs	199
C.	Bureau of Internal Revenue	200
D.	Bureau of Local Government Finance	201
E.	Bureau of the Treasury	202
F.	Central Board of Assessment Appeals	204
G.	Insurance Commission	205
H.	National Tax Research Center	206
I.	Privatization and Management Office	206

XII.	DEPARTMENT OF FOREIGN AFFAIRS	208

A.	Office of the Secretary	208
B.	Foreign Service Institute	209
C.	Technical Cooperation Council of the Philippines	209
D.	UNESCO National Commission of the Philippines	210
E.	Presidential Commission on Visiting Forces	211

XIII.	DEPARTMENT OF HEALTH	212

A.	Office of the Secretary	212
B.	National Nutrition Council	215
C.	Philippine National AIDS Council	216

XIV.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	217

A.	Office of the Secretary	217
B.	Human Settlements Adjudication Commission	219

XV.	DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY	220

A.	Office of the Secretary	220
B.	Cybercrime Investigation and Coordination Center	222
C.	National Privacy Commission	222
D.	National Telecommunications Commission	223

XVI.	DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT	225

A.	Office of the Secretary	225
B.	Bureau of Fire Protection	225

C.	Bureau of Jail Management and Penology	226
D.	Local Government Academy	227
E.	National Commission on Muslim Filipinos	228
F.	National Police Commission	229
G.	National Youth Commission	230
H.	Philippine Commission on Women	231
I.	Philippine National Police	231
J.	Philippine Public Safety College	232

XVII.	DEPARTMENT OF JUSTICE	234

A.	Office of the Secretary	234
B.	Bureau of Corrections	235
C.	Bureau of Immigration	236
D.	Land Registration Authority	236
E.	National Bureau of Investigation	237
F.	Office for Alternative Dispute Resolution	238
G.	Office of the Government Corporate Counsel	238
H.	Office of the Solicitor General	239
I.	Parole and Probation Administration	239
J.	Presidential Commission on Good Government	240
K.	Public Attorney’s Office	241

XVIII.	DEPARTMENT OF LABOR AND EMPLOYMENT	242

A.	Office of the Secretary	242
B.	Institute for Labor Studies	243
C.	National Conciliation and Mediation Board	243
D.	National Labor Relations Commission	244
E.	National Maritime Polytechnic	245
F.	National Wages and Productivity Commission	246
G.	Overseas Workers Welfare Admnistration	247
H.	Philippine Overseas Employment Administration	247
I.	Professional Regulation Commission	248

XIX.	DEPARTMENT OF NATIONAL DEFENSE	250

A.	Office of the Secretary	250
B.	Government Arsenal	250
C.	National Defense College of the Philippines	251
D.	Office of Civil Defense	251
E.	Philippine Veterans Affairs Office (PVAO) - Proper	252
F.	Veterans Memorial Medical Center	253
G.	Armed Forces of the Philippines	254
G.1	Philippine Army (Land Forces)	254
G.2	Philippine Air Force (Air Forces)	255
G.3	Philippine Navy (Naval Forces)	255
G.4	General Headquarters, AFP and AFP-Wide Service Support Units (AFPWSSUS)	256

XX.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	258

A.	Office of the Secretary	258

XXI.	DEPARTMENT OF SCIENCE AND TECHNOLOGY	260

A.	Office of the Secretary	260
B.	Advanced Science and Technology Institute	260
C.	Food and Nutrition Research Institute	261
D.	Forest Products Research and Development Institute	262
E.	Industrial Technology Development Institute	263
F.	Metals Industry Research and Development Center	264
G.	National Academy of Science and Technology	265
H.	National Research Council of the Philippines	266
I.	Philippine Atmospheric, Geophysical and Astronomical Services Administration	267
J.	Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development	268
K.	Philippine Council for Health Research and Development	268
L.	Philippine Council for Industry, Energy and Emerging Technology Research and Development	269
M.	Philippine Institute of Volcanology and Seismology	270
N.	Philippine Nuclear Research Institute	271
O.	Philippine Science High School	272
P.	Philippine Textile Research Institute	273
Q.	Science Education Institute	274
R.	Science and Technology Information Institute	274
S.	Technology Application and Promotion Institute	275

XXII.	DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT	276

A.	Office of the Secretary	276
B.	Council for the Welfare of Children	278
C.	Inter-Country Adoption Board	279
D.	Juvenile Justice and Welfare Council	280
E.	National Anti-Poverty Commission	280
F.	National Commission on Indigenous Peoples	281
G.	National Council on Disability Affairs	283
H.	Presidential Commission for the Urban Poor	283

XXIII.	DEPARTMENT OF TOURISM	285

A.	Office of the Secretary	285
B.	Intramuros Administration	286
C.	National Parks Development Committee	287

XXIV.	DEPARTMENT OF TRADE AND INDUSTRY	289

A.	Office of the Secretary	289
B.	Board of Investments	290
C.	Construction Industry Authority of the Philippines	291

10

D.	Cooperative Development Authority	292
E.	Design Center of the Philippines	293
F.	Philippine Trade Training Center	294
G.	Technical Education and Skills Development Authority	295

XXV.	DEPARTMENT OF TRANSPORTATION	296

A.	Office of the Secretary	296
B.	Civil Aeronautics Board	298
C.	Maritime Industry Authority	298
D.	Office of Transportation Cooperatives	299
E.	Office for Transportation Security	300
F.	Philippine Coast Guard	300
G.	Toll Regulatory Board	302

XXVI.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	303

A.	Office of the Director-General	303
B.	Commission on Population and Development	305
C.	Philippine National Volunteer Service Coordinating Agency	306
D.	Public-Private Partnership Center of the Philippines	306
E.	Philippine Statistical Research and Training Institute	307
F.	Philippine Statistics Authority	308
G.	Tariff Commission	309

XXVII.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	311

A.	Presidential Communications Operations Office (Proper)	311
B.	Bureau of Broadcast Services	311
C.	Bureau of Communications Services	312
D.	National Printing Office	312
E.	News and Information Bureau	313
F.	Philippine Information Agency	313
G.	Presidential Broadcast Staff (RTVM)	314

XXVIII.	OTHER EXECUTIVE OFFICES	315

A.	Anti-Money Laundering Council	315
B.	Anti-Red Tape Authority	315
C.	Climate Change Commission	316
D.	Commission on Filipinos Overseas	317
E.	Commission on Higher Education	317
F.	Commission on the Filipino Language	318
G.	Dangerous Drugs Board	319
H.	Energy Regulatory Commission	320
I.	Film Development Council of the Philippines	320
J.	Games and Amusements Board	321
K.	Governance Commission for Government-Owned or Controlled Corporations	322
L.	Mindanao Development Authority	323
M.	Movie and Television Review and Classification Board	325

N.	National Commission for Culture and the Arts	325
N.1	National Commission for Culture and the Arts (Proper)	325
N.2	National Archives of the Philippines	326
N.3	National Historical Commission of the Philippines	327
N.4	National Library of the Philippines	328
O.	National Intelligence Coordinating Agency	329
P.	National Security Council	330
Q.	Office of the Presidential Adviser on the Peace Process	331
R.	Optical Media Board	331
S.	Philippine Competition Commission	332
T.	Philippine Drug Enforcement Agency	333
U.	Philippine Racing Commission	333
V.	Philippine Sports Commission	334
W.	Presidential Legislative Liason Office	334
X.	Presidential Management Staff	335
Y.	Philippine Space Agency	336

XXIX.	JOINT LEGISLATIVE-EXECUTIVE COUNCILS	337

A.	Legislative-Executive Development Advisory Council	337

XXX.	THE JUDICIARY	338

A.	Supreme Court of the Philippines and the Lower Courts	338
B.	Presidential Electoral Tribunal	338
C.	Sandiganbayan	339
D.	Court of Appeals	339
E.	Court of Tax Appeals	340

XXXI.	CIVIL SERVICE COMMISSION	341

A.	Civil Service Commission	341
B.	Career Executive Service Board	342

XXXII.	COMMISSION ON AUDIT	344

XXXIII.	COMMISSION ON ELECTIONS	347

XXXIV.	OFFICE OF THE OMBUDSMAN	349

XXXV.	COMMISSION ON HUMAN RIGHTS	351

A.	Commission on Human Rights	351
B.	Human Rights Violations Victims’ Memorial Commission	352

XXXVI.	BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS	353

A.	DEPARTMENT OF AGRICULTURE	353
A.1	National Dairy Authority	353
A.2	National Food Authority	353

A.3	Philippine Coconut Authority	354
A.4	Philippine Fisheries Development Authority	355
A.5	Philippine Rice Research Institute	355
A.6	Sugar Regulatory Administration	356

B.	DEPARTMENT OF ENERGY	357

B.1	National Electrification Administration	357
B.2	National Power Corporation	357

C.	DEPARTMENT OF FINANCE	358

C.1	Philippine Crop Insurance Corporation	358
C.2	Philippine Tax Academy	358

D.	DEPARTMENT OF HEALTH	359

D.1	Lung Center of the Philippines	359
D.2	National Kidney and Transplant Institute	359
D.3	Philippine Children’s Medical Center	360
D.4	Philippine Health Insurance Corporation	361
D.5	Philippine Heart Center	361
D.6	Philippine Institute of Traditional and Alternative Health Care	362

E.	DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT	362

E.1	National Home Mortgage Finance Corporation	362
E.2	National Housing Authority	363
E.3	Social Housing Finance Corporation	364

F.	DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS	365

F.1	Local Water Utilities Administration	365

G.	DEPARTMENT OF TRADE AND INDUSTRY	365

G.1	Aurora Pacific Economic Zone and Freeport Authority	365
G.2	Center for International Trade Expositions and Missions	366
G.3	Small Business Corporation	366

H.	DEPARTMENT OF TRANSPORTATION	367

H.1	Light Rail Transit Authority	367
H.2	Philippine National Railways	367

I.	NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY	368

I.1	Philippine Institute for Development Studies	368

J.	PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE	369

J.1	Intercontinental Broadcasting Corporation	369
J.1	People’s Television Network Incorporated	369

K.	OTHER EXECUTIVE OFFICES	370

K.1	Authority of the Freeport Area of Bataan	370
K.2	Bases Conversion and Development Authority	370
K.3	Cagayan Economic Zone Authority	371
K.4	Credit Information Corporation	371
K.5	Cultural Center of the Philippines	372

K.6	Development Academy of the Philippines	372
K.7	National Irrigation Administration	375
K.8	Philippine Center for Economic Development	376
K.9	Philippine Postal Corporation	376
K.10	Southern Philippines Development Authority	377
K.11	Subic Bay Metropolitan Authority	377
K.12	Zamboanga City Special Economic Zone Authority	378

XXXVII.	ALLOCATIONS TO LOCAL GOVERNMENT UNITS	379

A.	Metropolitan Manila Development Authority	379

XXXVIII.	STAFFING SUMMARY	381

A.	Congress of the Philippines	381
B.	Office of the President	384
C.	Office of the Vice-President	385
D.	Department of Agrarian Reform	386
E.	Department of Agriculture	387
F.	Department of Budget and Management	393
G.	Department of Education	395
H.	State Universities and Colleges	399
I.	Department of Energy	458
J.	Department of Environment and Natural Resources	459
K.	Department of Finance	464
L.	Department of Foreign Affairs	469
M.	Department of Health	472
N.	Department of Human Settlements and Urban Development	475
O.	Department of Information and Communications Technology	477
P.	Department of the Interior and Local Government	480
Q.	Department of Justice	487
R.	Department of Labor and Employment	495
S.	Department Of National Defense	501
T.	Department of Public Works and Highways	507
U.	Department of Science and Technology	508
V.	Department of Social Welfare and Development	519
W.	Department of Tourism	524
X.	Department of Trade and Industry	526
Y.	Department of Transportation	531
Z.	National Economic and Development Authority	536
AA.	Presidential Communications Operations Office	541
AB.	Other Executive Offices	546
AC.	Joint Legislative-Executive Councils	564
AD.	The Judiciary	565
AE.	Civil Service Commission	570
AF.	Commission on Audit	572
AG.	Commission on Elections	573
AH.	Office of the Ombudsman	574
AI.	Commission on Human Rights	575
AJ.	Allocations to Local Government Units	577

JANUARY 3, 2022	OFFICIAL GAZETTE	1
CONGRESS OF THE PHILIPPINES

I. CONGRESS OF THE PHILIPPINES

A. SENATE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Crafting of significant legislation and reform measures ensured

SENATE LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

B. SENATE ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Senatorial electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fair and speedy resolution of Senatorial electoral contests achieved

SENATE ELECTORAL CONTEST ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage reduction in the processing time of electoral protests	0	15%
2. Percentage reduction in the cost of electoral protests	0	15%
Output Indicators
1. Percentage of electoral contests resolved within the term of office being contested	0	10% of the over-all work program to resolve the electoral contests within the term of office contested
2. Percentage of work program for electoral protests filed completed	100% resolved	100% of the work program for the year to resolve the electoral protest
3. Number of legal researches completed	Indicator applicable if no protests filed or no ongoing case	If no election contest filed: One (1) publication (A Survey of SC Rulings on Election Cases - 2013 to 2020)

2	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

C. COMMISSION ON APPOINTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Review and confirmation of Presidential appointments/nominations submitted to the Commission

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Review and confirmation of Presidential appointments / nominations submitted to the Commission

PRESIDENTIAL APPOINTMENTS CONFIRMATION PROGRAM
Output Indicators
1. Number of Presidential appointments/nominations received from the Office of the President.		Depending on the appointments/nominations submitted by the Office of the President
2. Number of Presidential appointments/nominations confirmed and/or given consent/unacted		Depending on the submission of complete documentary requirements by the appointees/nominees

D. HOUSE OF REPRESENTATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Crafting of Significant legislation and reform measures ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Crafting of significant legislation and reform measures ensured

HOR LEGISLATIVE PROGRAM
Outcome Indicators
Output Indicators

E. HOUSE OF REPRESENTATIVES ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

JANUARY 3, 2022	OFFICIAL GAZETTE	3
CONGRESS OF THE PHILIPPINES

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of House of Representatives electoral contests achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fair and speedy resolution of House of Representatives electoral contests achieved

HOR ELECTORAL CONTEST ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage reduction in processing time of electoral protests (Number of cases adjudicated)	N/A	24

4	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

II. OFFICE OF THE PRESIDENT

A. THE PRESIDENT’S OFFICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive support services to the Presidency

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Responsive support services to the Presidency

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicators
1.Percentage of agencies complying with Presidential directives	N / A	N / A
2.Stakeholders’ Level of Satisfaction	85%	85%
Output Indicators
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	N / A	N / A
2. Percentage of policy papers/instruments and issuances submitted to the President within the prescribed time frame	N / A	N / A
3. Percentage of feedback reports from government consultations on various policy directives / good governance initiatives / internal control systems submitted within the prescribed time frame	N / A	N / A
4. Percentage of requests/instructions acted upon and submitted to the Executive Secretary, or concerned officials within the prescribed period	100%	100%
5. Percentage of policy-related instructions acted upon, and/or policy recommendations/advice submitted within the prescribed period	100%	100%
6. Percentage of reports on consultations conducted on various policy directives/good governance initiatives/internal control systems within the prescribed period	100%	100%

PRESIDENTIAL ADVISORY PROGRAM
Outcome Indicators
1. Percentage of policy recommendations approved by the President or the ES	N / A	N / A
2. Percentage of advice/policy recommendations adopted/considered by the President or the ES	100%	100%
Output Indicators
1. Percentage of policy recommendations translated to Presidential directives within the prescribed time frame	N / A	N / A
2. Percentage of Presidential issuances published in less than ten (10) days from date of signing by the President	N / A	N / A
3. Percentage of advice/policy recommendations submitted to the President or the ES within the prescribed period	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	5
OFFICE OF THE PRESIDENT

PRESIDENTIAL LEGAL AND LEGISLATIVE SERVICES PROGRAM
Outcome Indicators
1. Percentage of Stakeholders (President / ES) who rated the legal and legislative services as satisfactory or better	N / A	N / A
2. Level of Satisfaction of the President / ES	100%	100%
Output Indicators
1. Percentage of Orders/Decisions/Resolutions (ODRs) submitted to the Deputy Executive Secretary for Legal Affairs (DESLA) and/or Executive Secretary for action	N / A	N / A
2. No. of decisions/resolutions (DRs) submitted to the DESLA/ES within the prescribed period	348	348
3. Percentage of orders issued within the prescribed period	100%	100%
4. Percentage of legal opinions prepared and released within the prescribed period	100%	100%
5. Percentage of legal actions prepared and released within the prescribed period	100%	100%
6. Percentage of bills/resolutions acted upon within the prescribed period	100%	100%
7. Percentage of disciplinary actions involving Presidential appointees resolved within the prescribed period	100%	100%

PRESIDENTIAL EXECUTIVE STAFF SERVICES PROGRAM
Outcome Indicator
1. Percentage of presidential events successfully undertaken	100%	100%
Output Indicators
1. Percentage of Presidential events managed according to schedule and quality standards	100%	100%
2. Percentage of documents acted upon within fifteen (15) days as per RA 6713	N / A	N / A
3. Percentage of received documents managed and acted upon within the prescribed period	100%	100%

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III. OFFICE OF THE VICE-PRESIDENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced strategic partnership and advocacy on good governance

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Enhanced strategic partnership and advocacy on good governance
GOOD GOVERNANCE PROGRAM

Outcome Indicator
1. Number of strategic partnership established or strengthened	275	300

Output Indicators
1. Percentage of requests acted upon within standard processing time	85%	85%
2. Percentage of projects with partners implemented as planned	75%	85%
3. Percentage equivalent of average satisfaction ratings for completed engagements of the OVP rated by the requesting organization/entity	90%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	7
DEPARTMENT OF AGRARIAN REFORM

IV. DEPARTMENT OF AGRARIAN REFORM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities by small farmers increased

ORGANIZATIONAL OUTCOME

1.	Tiller’s Security of Tenure Ensured

2.	Tiller’s Rights and Welfare Promoted

3.	Agrarian Reform Areas Improved

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Tiller’s Security of Tenure Ensured

LAND TENURE SECURITY PROGRAM
Outcome Indicator
1. Percentage of farmers actually installed in awarded lands	100% of the farmers in distributed lands for the year	97% of the farmers in distributed lands for the year

Output Indicators
1. Number of hectares with claimfolder documentation completed	N/A	43,852
2. Number of hectares with Emancipation Patents/Certificate of Land Ownership Award (EP/CLOA) registered	32,241	42,743
3. Number of hectares actually distributed to agrarian reform beneficiaries (ARBs)	N/A	41,808
4. Number of generated Certificate of Land Ownership Awards (CLOAs) registered (LRA-CARP)*	17,390 titles	42,743 titles
5. Number of hectares with approved survey (DENR-CARP)*	42,767	41,152
6. Number of subdivided collective CLOAs registered (LRA-CARP)*	N/A	N/A

Tiller’s Rights and Welfare Promoted

AGRARIAN JUSTICE DELIVERY PROGRAM
Outcome Indicator
1. Percent reduction of pending cases	96%	100%
Output Indicators
1. Resolution rate of agrarian-related cases (DARAB and ALI cases)	92%	95%
2. Percentage of cases handled with agrarian legal assistance in judicial and quasi-judicial courts	94%	80%
Agrarian Reform Areas Improved

AR BENEFICIARIES DEVELOPMENT AND SUSTAINABILITY PROGRAM
Outcome Indicators
1. Percentage of Agrarian Reform Beneficiary Organizations (ARBOs) managing profitable business enterprises	71%	35%
2. Percentage increase in crop yield above the baseline (i.e. palay)	5.45%	5%

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Output Indicators
1. Number of agrarian reform beneficiaries (ARBs) trained	467,890	378,411
2. Number of ARBs with access to credit and microfinance services	206,483	136,624
3. Number of ARBOs provided with technical, enterprise and farm productivity support and physical infrastructures	3,547	2,904
4. Number of farmer beneficiaries and small landowners trained (DTI-CARP)*	36,609	11,580
5. Number of Irrigator’s Associations (IAs) organized and trained (NIA-CARP)*	76	61
6. Number of sites and areas covered for upland development (DENR-CARP)*	115/3,424	70/2,000
7. Number of irrigation projects completed (NIA-CARP)*	42	61
8. Number of Technical and Marketing Assistance provided (DTI-CARP)*	6,730	3,037
9. Number of Micro, Small and Medium Enterprises (MSMEs) maintained (DTI-CARP)*	3,204	1,693
10. Number of hectares (new and restored areas) provided with irrigation (NIA-CARP)*		1,954
		2,160

* Please refer to the respective mother departments/agency budget for the requirements of CARP.

NOTE: Exclusive of Targets funded from other sources, e.g. Special Account in the General Fund.

JANUARY 3, 2022	OFFICIAL GAZETTE	9
DEPARTMENT OF AGRICULTURE

V. DEPARTMENT OF AGRICULTURE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the Agricultural Sector increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Productivity in the Agricultural Sector increased

TECHNICAL AND SUPPORT SERVICES PROGRAM
Outcome Indicators
1. Percentage of beneficiaries rating the technical support services to be at least satisfactory	100%	80%
2. Percentage of deliveries of production support services validated by LGUs to have been delivered at the appropriate time	100%	100%
3. Percentage share of small farmers adopting new technologies to total number of small farmers trained with new technologies increased (to be reported every three (3) years starting 2019)		60%
Output Indicators
1. Number of Provinces and Chartered Cities provided with production support services and support to construct market-related infrastructure	45	82
2. Number of group beneficiaries provided with market development services	11,829	2,971
3. Number of extension workers trained to support the capacity of LGUs and farmers, fisherfolk, and other beneficiaries provided with training support services
a. LGU extension workers trained	2,918	21,769
b. Farmers, fisherfolk and other participants	48,173	54,530

AGRICULTURAL MACHINERY, EQUIPMENT, FACILITIES AND INFRASTRUCTURES PROGRAM
Outcome Indicator
1. Percentage of beneficiaries rating the provision of agricultural machinery, equipment, facilities, and installation of small scale irrigation projects to be at least satisfactory	100%	80%
Output Indicators
1. Number of Provinces and Chartered Cities provided with agricultural machineries, equipment, facilities, and small scale irrigation projects	4	83
2. Number of hectares of service area generated from the establishment and installation of small scale irrigation projects (SSIPs)	4,887.92	6,450.45

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3. Number of kilometers of Farm-to-Market Roads (FMRs) validated for construction/rehabilitation	777.93	415.00
4. Percentage of DPWH-constructed FMRs monitored	96.84%	100%
AGRICULTURE AND FISHERY POLICY PROGRAM
Outcome Indicator
1. Number of policies issued and disseminated		1
Output Indicator
1. Number of policies supported and endorsed for approval	42	84

AGRICULTURE AND FISHERY REGULATORY SUPPORT PROGRAM
Outcome Indicator
1. Number of provinces with control of incidence of major pests and diseases maintained at zero incidence
a. Foot and Mouth Disease	81	81
b. Avian Influenza	81	81
Output Indicators
1. Percentage of applications for quarantine and sanitary and phytosanitary (SPS) clearance processed within one (1) day	90%	100%
2. Number of agri-fishery standards developed	24	20
3. Percentage of new agriculture facilities and products that have been inspected at least once a year	100%	100%

LOCALLY-FUNDED AND FOREIGN-ASSISTED PROGRAM
Outcome Indicator
1. Number of agriculture and fishery based enterprises assisted		65
Output Indicator
1. Percentage of amount of approved FMR sub-projects to the total amount of FMR allocation	96%	100%

B. AGRICULTURAL CREDIT POLICY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	(Under People KRA) Broadened Access and Participation in the Value Chain Development

2.	(Under People KRA) Jobs Generation and Entrepreneurial Activities

3.	(Under Institutions KRA) Strengthened Partnerships with Private Sector, LGUs, NGAs, SUCs, and other stakeholders

4.	(Under Environment KRA) Increased Resilience of Natural Ecosystems

ORGANIZATIONAL OUTCOME

Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access of Small Farmers and Fisherfolk to formal credit under the ACPC Agro-Industry Modernization Credit and Financing Program increased

JANUARY 3, 2022	OFFICIAL GAZETTE	11
DEPARTMENT OF AGRICULTURE

AGRICULTURAL CREDIT PROGRAM
Outcome Indicators
1. Percentage increase of borrowers obtaining loans from formal sources:
a. small farmer (3 ha and below)	62%	2% every 2 years
b. small fisherfolk (3 tons and below)	63%	2% every 2 years
2. Repayment rate (loans collected / loans matured)	100%	85%-95%
Output Indicators
1. Amount of loans granted to credit retailers/lenders and to end-borrowers:
a. Credit retailers / lenders		2,515
b. End-borrowers	2,955.5	2,100
2. Number of credit program orientations and credit matching seminars and workshops conducted	47	32
3. Number of farmers and fisherfolk organizations provided with institutional capacity building assistance	164	140

C. BUREAU OF FISHERIES AND AQUATIC RESOURCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in Fisheries Sector within ecological limits improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Productivity in Fisheries Sector within ecological limits improved

FISHERIES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in volume of production for provision of support/supply	2% annually	2% annually
2. Percentage reduction of post harvest losses	8% (Montojo, 2020)	2.5% in 5 years
Output Indicators
1. Number of beneficiaries provided with aquaculture support / supply
a. Number of individuals	38,752 (FY 2020 actual)	20,288
b. Number of fisherfolk groups	2,584 (FY 2020 actual)	910
2. Number of beneficiaries provided with postharvest support / supply
a. Number of individuals	602 (FY 2020 actual)	224
b. Number of fisherfolk groups	236 (FY 2020 actual)	218
3. Number of beneficiaries provided with environment-friendly fishing gears / paraphernalia
a. Number of individuals	15,178 (FY 2020 actual)	6,552
b. Number of fisherfolk groups	302 (FY 2020 actual)	355

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GENERAL APPROPRIATIONS ACT, FY 2022

FISHERIES REGULATORY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator
1. Percentage of administrative cases resolved within the prescribed period	82% (FY 2020 actual)	50%
Output Indicators
1. Percentage of applications for permits, licenses or accreditation with complete documentary requirements acted upon within the prescribed period	97% (FY 2020 actual)	100%
2. Number of fishery facilities and products monitored and/or inspected with reports issued	8,494 (FY 2020 actual)	8,133
3. Percentage of violations acted upon within the prescribed period	97% (FY 2020 actual)	80%

FISHERIES EXTENSION PROGRAM
Outcome Indicator
1. Percentage of technology-trained fisherfolk adoptors	52% (FY 2020 actual)	50%
Output Indicators
1. Percentage of individual fisherfolk who rated the extension support provided as satisfactory or better	95% (FY 2020 actual)	90%
2. Percentage of requests for extension support responded to within three (3) days	95% (FY 2020 actual)	90%

FISHERIES POLICY PROGRAM
Outcome Indicator
1. Percentage of approved policies that are translated into plans and programs within prescribed period	100% (FY 2020 actual)	70%
Output Indicators
1. Number of policies formulated and recommended	4 (FY 2020 actual)	6
2. Number of policies reviewed/updated in accordance with the period prescribed thereon	29 (FY 2020 actual)	8

D. FERTILIZER AND PESTICIDE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fertilizer and pesticide products and handlers regulated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fertilizer and pesticide products and handlers regulated

FERTILIZER AND PESTICIDE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of handlers and products monitored / inspected with detected violations	1%	1%
2. Percentage of Notice of Violations and Order issuances that resulted into cases filed / litigated	0%	0%

JANUARY 3, 2022	OFFICIAL GAZETTE	13
DEPARTMENT OF AGRICULTURE

Output Indicators
1. Percentage of regulatory documents issued within the prescribed time frame	92%	99%
2. Percentage of submitted reports that resulted in the issuance of notice of violations and penalties imposed	1%	1%

E. NATIONAL FISHERIES RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Responsive, sustainable and globally competitive fisheries industry through research and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Responsive, sustainable and globally competitive fisheries industry through research and development

FISHERIES RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of policy recommendations and technology adopters/users	85%	85%
Output Indicators
1. Number of policy recommendations and technologies developed or improved	11	11
2. Percentage of requests for technical assistance responded to within the prescribed period	90%	90%
3. Percentage of clients that rated the technical services rendered/networked as satisfactory or better	85%	85%

F. NATIONAL MEAT INSPECTION SERVICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Meat Safety and Quality Assured

Meat Industry Sector Developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Meat Safety and Quality Assured

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GENERAL APPROPRIATIONS ACT, FY 2022

MEAT REGULATORY PROGRAM
Outcome Indicator
1. Percentage of existing meat establishments and transport vehicles conforming to national and international standards for handling safe and quality meat
a. Meat Establishments	39% (297/759)	75% (569/759)
b. Transport Vehicles	72% (2,526/3,500)	85% (2,975/3,500)
Output Indicators
1. Percentage increase in number of meat establishments and transport vehicles monitored and/or inspected with reports issued
a. Meat Establishments	297	10% (480)
b. Transport Vehicles	2,526	10% (4,070)
2. Number of Hazard Analysis and Critical Control Point (HACCP) certified meat establishments monitored and/or inspected with reports issued	130	133
3. Percentage of certificates and licenses issued within the prescribed period	100%	100%
4. Percentage of exporter and importer meat establishments registered and licensed within the prescribed period from the date of application	100%	100%
Meat Industry Sector Developed

LOCAL MEAT ESTABLISHMENT ASSISTANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of beneficiary LGU meat facilities that are compliant to national standards and are properly operated and maintained	25% (12/48)	75% (36/48)
2. Percentage of highly urbanized LGUs capable of performing meat inspection services	100% in 5 years	100% (33/33)
Output Indicator
1. Number of LGU Meat Inspectors trained to perform meat inspection service	400	400

G. PHILIPPINE CARABAO CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Carabao-based enterprises enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Carabao-based enterprises enhanced

NATIONAL CARABAO DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of clients of genetically improved buffaloes (crossbred owners)	13,860	5% Annually

JANUARY 3, 2022	OFFICIAL GAZETTE	15
DEPARTMENT OF AGRICULTURE

2. Percentage increase in the family income from dairy carabao-based enterprises (among value-chain players)	20%	10%
3. Percentage of technology adopters/users		25% in 3 years
Output Indicators
1. Percentage increase in the number of clients directly provided with production support services	187,118	7.5%
2. Percentage of clients who rated the goods and services delivered as satisfactory or better	90%	95%
3. Percentage of requests for technical assistance responded to within 3 days	94%	95%
4. Number of technologies developed or improved	10	25

H. PHILIPPINE CENTER FOR POST-HARVEST DEVELOPMENT AND MECHANIZATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increase resource-use efficiency and productivity, reduce losses and add value to the produce through research, development, and extensions

AGRICULTURAL MECHANIZATION AND POSTHARVEST RESEARCH, DEVELOPMENT AND EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in the number of new technology adopters/users	189	20% increase annually (283)
2. Percentage increase in the number of intellectual property applications filed	5	25% increase annually (10)
Output Indicators
1. Number of technologies developed or improved	10	11
2. Percentage of Research and Development results commercialized	50%	50% (9)
3. Number of individuals trained on technology utilization/adoption	771	1,525

I. PHILIPPINE COUNCIL FOR AGRICULTURE AND FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

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GENERAL APPROPRIATIONS ACT, FY 2022

ORGANIZATIONAL OUTCOME

Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Enhanced Agriculture and Fishery Stakeholders Participation in Policy Development

AGRICULTURE AND FISHERY STAKEHOLDERS ENGAGEMENT PROGRAM
Outcome Indicators
1. Percentage of policy recommendations/resolutions adopted	28%	30%
2. Percentage increase in membership of agricultural and fishery stakeholders in PCAF Consultative Bodies	6%	7%
Output Indicators
1. Percentage of policy recommendations/resolutions endorsed within prescribed period	89%	75%
2. Number of partnership agreements with CSO and farmers / fisherfolk cooperatives forged	13	12

J. PHILIPPINE FIBER INDUSTRY DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in Agriculture and Fisheries expanded and access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Productivity in the fiber industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Productivity in the fiber industry increased

FIBER DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage increase in fiber production	2% historical annual increase	10% increase within 5 years
Output Indicators
1. Number of beneficiaries of specific goods and services (planting materials, technical assistance)	5,824	5,819
a. Individual	5,774	5,756
b. Group	50	63
2. Percentage of beneficiaries who rated the goods and services delivered as satisfactory or better	80%	80%
3. Percentage of goods and services delivered within the prescribed time frame	80%	80%

JANUARY 3, 2022	OFFICIAL GAZETTE	17
DEPARTMENT OF AGRICULTURE

FIBER INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Percentage increase of Grading Bailing Establishment (GBEs) compliant with Quality Standards set by PhilFIDA Output Indicators	1,211	10% increase within 5 years
1. Number of Permit to Transport Fibers (PTFs) issued	4,307	5,289
2. Number of Primary Certificate of Fiber Inspection (PCFI) issued	1,201	3,305
3. Number of licenses issued	1,159	1,344
4. Number of enforcement actions undertaken	6,000	11,298
5. Number of sites and facilities monitored	1,225	1,440

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GENERAL APPROPRIATIONS ACT, FY 2022

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Allocative Efficiency and Operational Effectiveness Enhanced

2.	Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Allocative Efficiency and Operational Effectiveness Enhanced
ORGANIZATIONAL AND PRODUCTIVITY ENHANCEMENT PROGRAM
Outcome Indicator
1. Percentage of targeted policies issued to improve the organizational effectiveness and productivity of government agencies	N/A	80%
Output Indicators
1. Percentage of approved actions on organization, staffing, position classification and compensation released by the DBM within the target date	N/A	90%
2. Percentage of approved actions on management systems improvement, productivity enhancement, asset management, and strengthening of internal control systems released by the DBM within the target date	N/A	90%

BUDGET OPERATIONS AND PERFORMANCE MANAGEMENT PROGRAM
Outcome Indicator
1. President’s proposed appropriations aligned with the government priorities (i.e. Public Infrastructure spending increased, in % GDP)	FY 2020: 5.4%	5.3% of GDP for Infrastructure
Output Indicators
1. Budget documents under the responsibility of DBM submitted on time	FY 2020: 100%	100%
2. Percentage of requests for budget authorization and variation acted upon within the prescribed period	FY 2020: 98.72%	95%
3. Percentage of Agency Performance Reviews (APRs) conducted within the prescribed period	FY 2020: 100%	90%
4. Percentage of targeted number of policy directives / guidelines on budget preparation, execution, and accountability issued on the target date	FY 2020: 100%	100%
5. Percentage of budget reviews on LGU Budgets and GOCC Corporate Operating Budgets (COB) completed within the prescribed period
A. Percentage of budget reviews on GOCC Corporate Operating Budgets (COB) completed within the prescribed period	FY 2020: 100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	19
DEPARTMENT OF BUDGET AND MANAGEMENT

B. Percentage of LGU budgets submitted with complete documentation reviewed within 75 days	FY 2020: 100%	100%

LOCAL EXPENDITURE MANAGEMENT POLICY DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of LGUs who conducted Public Financial Management (PFM) Assessment with PFM Reports and Implementing Improvement Plans	N/A	30%
Output Indicator
1. Percentage of targeted number of policy directives / guidelines issued on local expenditure management	FY 2020: 100%	100%

Budget Improved Through Sustained Fiscal Discipline and Fiscal Openness

FISCAL DISCIPLINE AND OPENNESS PROGRAM
Outcome Indicators
1. Expenditure level kept within the target NG fiscal deficit-to-GDP ratio set by the DBCC	FY 2020: Deficit of 7.7% of GDP, 2.7% short of the program	Disbursement kept within the deficit target approved by the DBCC
2. Targeted PEFA or IMF-FTA budget indicators improved	FY 2020: PI 2.1: C; PI 2.2: B	Improved PI 2.1 and PI 2.2 PEFA indicators for the eight (8) Agencies
3. Philippines’ score in the Open Budget Survey (OBS) improved	FY 2020: 76	At least 71
Output Indicators
1. Percentage of targeted number of budget policy advisories submitted to and approved within one (1) revision by the DBCC	FY 2020: 100%	100%
2. Percentage of Public Expenditure Management (PEM) reforms approved by Authorities and issued through policy guidelines / directives	FY 2020: 100%	92%
3. All seven (7) essential budget documents (in the OBI) under DBM responsibility published on time	FY 2020: 7	7

B. GOVERNMENT PROCUREMENT POLICY BOARD-TECHNICAL SUPPORT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Efficient Government Operations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Efficient Government Operations

PROCUREMENT POLICY ADVISORY AND TECHNICAL SUPPORT PROGRAM

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Outcome Indicator
1. Percentage of Agency Procurement Compliance and Performance Indicator (APCPI) results evaluated by the GPPB-TSO with an average rating / score of “2.00” or better	23%	15%
Output Indicators
1. Percentage of procurement policy recommendations approved by the GPPB	160%	90%
2. Percentage of agencies evaluated under APCPI system	25%	25%
3. Percentage of target number of agencies covered by training or professionalization program	117%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	21
DEPARTMENT OF EDUCATION

VII. DEPARTMENT OF EDUCATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access of every Filipino to an enhanced basic education program enabling them to prepare for further education, entrepreneurship and the world of work achieved

EDUCATION POLICY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of completed education researches used for policy development	100% (75/75)	100% (560)
2. Percentage of satisfactory feedback from clients on issued policies	73%	78%
Output Indicators
1. Number of policies formulated, reviewed, and issued	41	52
2. Number of education researches completed	75	560
3. Number of proposed policies reviewed	73	95

BASIC EDUCATION INPUTS PROGRAM
Outcome Indicators
1. Percentage of public schools meeting the standard ratio for teachers
a. Elementary	97% SY 220-2021	99% (36,641) SY 2022-2023
b. Junior High School	82% SY 2020-2021	87% (8,115) SY 2022-2023
c. Senior High School	Not Applicable	86.6% (6,012) SY 2022-2023
2. Percentage of public schools meeting the standard ratio for classrooms
a. Grades 1 -10	Not Applicable	89% (41,779)
b. Senior High School	Not Applicable	18% (1,277)
3. Percentage of public schools provided with Information and Communications Technology (ICT) package
a. Elementary	100% schools with electricity (36,912)	99% schools with electricity (38, 741)
b. Junior High School	91% schools with electricity (7,935)	99% schools with electricity (8,773)
c. Senior High School	Not Applicable	99% schools with electricity (6,683)

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Output Indicators
1. Number of:
a. New classrooms constructed	187	1,168
b. New classrooms on-going construction	2,958	No Data Available
c. Textbooks and instructional / learning materials procured for printing and delivery	9,822,762	6,732,385
2. Number of equipment/tools procured for distribution:
a. Science and Math	2,882 packages	5,171,883 pieces
b. Technical and Vocational Livelihood	2,073 packages	175,209 pieces
c. ICT	36,679 packages	45,669 packages
3. Number of newly-created teaching positions filled up	4,702	10,000

INCLUSIVE EDUCATION PROGRAM
Outcome Indicators
1. Percentage of learners enrolled in:
a. Special Education (SPED) - public	1.58% (439,703)	1.33% (324,791)
b. Arabic Language Islamic Values Education (ALIVE) - public and private	0.54% (144,047)	0.40% (98,541)
c. Indigenous Peoples Education (IPED) - public	0.45% (121,150)	0.53% (129,100)
d. Alternative Learning System (ALS)	1.79% (478,672)	2.79% (682,008)
2. Percentage of learners provided with learning resources	Not Applicable	100% (19,925,036)
Output Indicators
1. Number of schools offering the following programs:
a. ALIVE - public and private	5,121	4,617
b. IPED - public	3,032	3,070
c. SPED - public	17,527	19,143
2. Number of public schools provided with learning resources	44,984	44,984
3. Percentage of reported errors in learning resources addressed		100%

SUPPORT TO SCHOOLS AND LEARNERS PROGRAM
Outcome Indicators
1. Retention rate
a. Elementary	98.84% SY 2019-2020	98.84% SY 2021-2022
b. Secondary (Grades 7 - 12)	94.53% SY 2019-2020	94.63% SY 2021-2022
2. Completion rate
a. Elementary	96.56% SY 2019-2020	95% SY 2021-2022
b. Secondary (Grades 7 - 12)	76.71% SY 2019-2020	82% SY 2021-2022
3. Proportion of the learners achieving at least nearly proficient in National Achievement Test (NAT)	16% SY 2019-2020	44% SY 2021-2022
a. Elementary (Grade 6)	34% SY 2019-2020	61% SY 2021-2022
b. Junior High School (Grade 10)	10% SY 2019-2020	28% SY 2021-2022
c. Senior High School (Grade 12)
Output Indicators
1. Number of learners benefiting from the School Based Feeding Program	3,517,934	1,723,808
2. Number of grantees:
a. Education Service Contracting (ESC)	1,001,842	1,149,975
b. Senior High School Voucher	1,093,345	1,383,730
c. Joint Delivery Voucher Program	92,033	89,300

EDUCATION HUMAN RESOURCE DEVELOPMENT PROGRAM
Outcome Indicator
1. Increase in percentage of schools conducting schools learning action cell sessions	1,177%	5%

JANUARY 3, 2022	OFFICIAL GAZETTE	23
DEPARTMENT OF EDUCATION

Output Indicator
1. Number of public school teachers and teaching-related staff trained	3,433,452	325,290

B. EARLY CHILDHOOD CARE AND DEVELOPMENT COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Readiness of Filipino Children for Kindergarten Achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Readiness of Filipino Children for Kindergarten Achieved

EARLY CHILDHOOD CARE AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of children from age zero (0) to four (4) years enrolled in Child Development Centers (CDCs)	4,500	75% (3,375)
2. Percentage of ECCD Centers accredited/recognized	No Data Available	85%
3. Percentage of LGUs that support the implementation of their ECCD Program	723 LGUs	50% (362/723)
Output Indicators
1. ECCD centers established/expanded
Number of National Child Development Centers (NCDCs) established	723 (FY 2013-FY 2020)	0
Number of Day Care Centers converted into CDCs	1,880 (FY 2013-FY 2019)	0
2. Number of ECCD Service Providers trained for capacity-building	1,813	1,813
3. Percentage of targeted NCDC sites trained in the utilization of the accreditation/recognition tool	125	90% (113)
4. Percentage of accreditation/recognitions conferred to CDCs and learning centers upon submission of complete documents from DSWD	No Data Available	90%

C. NATIONAL ACADEMY OF SPORTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

Access to quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future education, profession, or career achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

Access to quality and enhanced secondary education, and high-quality sports training program in world-class sports facilities enabling them to excel in their respective sports and pursue their chosen future education, profession, or career achieved

SPORTS-INTEGRATED SECONDARY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of student-athletes meeting the learning standards		75%
2. Retention Rate of student-athletes		75%
3. Percentage of student-athletes qualifying in international or national sports competitions		50%
Output Indicators
1. Number of NAS Programs Implemented or Completed		1
2. Number of student-athletes trained		150
3. Number of NAS Campus sports facilities certified to international standards		2

D. NATIONAL BOOK DEVELOPMENT BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Local book publishing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Local book publishing industry developed

LOCAL BOOK PUBLISHING INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of manuscripts / titles by NBDB-registered authors	1,580	5% (1,659)
2. Percentage increase in the number of titles published by NBDB-registered authors / publishers	3,960	2% (4,039)
3. Percentage increase in the gross revenue of NBDB-registered publishers	P4.74B	5% (P4.98B)

JANUARY 3, 2022	OFFICIAL GAZETTE	25
DEPARTMENT OF EDUCATION

Output Indicators
1. Number of capacity-building and trade promotion initiatives undertaken	24	34
2. Number of awards, grants, and incentives given	11	29
3. Number of policies developed, researches conducted, information systems developed and / or managed, and information campaigns conducted	17	7

E. NATIONAL COUNCIL FOR CHILDREN’S TELEVISION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Quality Child-Friendly Television Programs Promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Quality Child-Friendly Television Programs Promoted

CHILD-FRIENDLY TELEVISION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of television airtime dedicated to child-friendly programs	15% (3.6 hours)	15% (3.6 hours)
2. Number of policies concerning children and media prepared which are adopted / approved by concerned agencies	1	1
Output Indicators
1. Number of policies concerning children and media prepared and presented to concerned agencies	1	1
2. Number of workshops, seminars, trainings, and conferences conducted	28	23
3. Percentage of participants of workshops, seminars, trainings, and conferences who rate the activities as good or better	97% (937/962)	95% (913/962)

F. NATIONAL MUSEUM OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management and preservation of museums, collections, and cultural properties strengthened

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GENERAL APPROPRIATIONS ACT, FY 2022

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Management and preservation of museums, collections, and cultural properties strengthened

MUSEUMS PROGRAM
Outcome Indicators
1. Number of visitors to the museums managed and percentage increase over the previous year	592,651	634,382 (7% increase)
2. Percentage of visitors who rated the museums as good or better	97.22% (4,333/4,457)	91% (2,730/3,000)
3. Percentage of visitors who rated the quality of preservation and conservation as good or better	96.46% (5,558/5,762)	85% (2,550/3,000)
4. Percentage of visitors who rated the quality of exhibition material maintenance as good or better	96.97% (4,322/4,457)	90% (2,700/3,000)
5. Average percentage of year for which protected and preserved properties are accessible to the public during normal business hours	16.71% (61/365 calendar days)	82% (300/365 calendar days)
6. Percentage increase in cultural properties registered and declared as National Cultural Treasures (NCT) or Important Cultural Property (ICP)	7.56% (629 cultural properties registered)	6% (667 cultural properties registered)
Output Indicators
1. Number of days the museum is open for public viewing	61	300
2. Number of trainings / lectures or workshops conducted	78	79
3. Number of cultural properties under protection and preservation	506	506
4. Number and percentage increase in researches published, exhibited and presented in international conferences	24 publications (9% increase) 14 exhibitions 8 poster/paper presentations	26 publications (8% increase) 15 exhibitions (7% increase) 8 poster/paper presentations

G. PHILIPPINE HIGH SCHOOL FOR THE ARTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Access of artistically-gifted students to complete quality secondary education achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access of artistically-gifted students to complete quality secondary education achieved

JANUARY 3, 2022	OFFICIAL GAZETTE	27
DEPARTMENT OF EDUCATION

SPECIAL SECONDARY EDUCATION FOR THE ARTS PROGRAM
Outcome Indicators
1. Enrollment of artistically-gifted students	200	100% (200)
2. Percentage increase in National Achievement Test (NAT) scores of PHSA students annually	No Data Available	2%
3. Percentage increase in beneficiaries of outreach performances / workshops	1500	5% (1,575)
Output Indicators
1. Number of artistically-gifted students trained	200	200
2. Average NAT scores for PHSA as a ratio to the Average NAT score	No Data Available	85%
3. Percentage of research-based artworks, published, staged / mounted at the end of the school year	30	90% (27)

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GENERAL APPROPRIATIONS ACT, FY 2022

VIII. STATE UNIVERSITIES AND COLLEGES

A. UNIVERSITY OF THE PHILIPPINES SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure examtakers who passed the licensure exams	80% (1,746 out of 2,183)	85% (1,855 out of 2,183)
2. Percentage of graduates (2 years prior) that are employed	82% (1,839 out of 2,243	83% (1,494 out of 1,800)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50% (35,029 out of 70,058)	55% (37,799 out of 68,725)
2. Percentage of undergraduate programs with accreditation	N/A	N/A

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	6% (89 out of 1,475)	6% (90 out of 1,497)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	40% (590 out of 1,475)	45% (674 out of 1,497)
c. producing technologies for commercialization or livelihood improvement or	2% (29 out of 1,475)	2% (30 out of 1,497)
d. whose research work resulted in an extension program	3% (44 out of 1,475)	3% (45 out of 1,497)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	41% (14,703 out of 35,862)	50% (16,447 out of 32,894)

JANUARY 3, 2022	OFFICIAL GAZETTE	29
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	950	950
Output Indicators
1. Number of research outputs completed within the year	800	800
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	38% (321 out of 846)	47% (336 out of 714)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	200	200
Output Indicators
1. Number of trainees weighted by the length of training	55,000	55,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	750	750
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	86% (46,010 out of 53,500)	90% (48,150 out of 53,500)

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Hospital infection rate	0.75% (205 out of 27,200 inpatients)	0.75% (205 out of 27,200 inpatients)
Output Indicators
1. Doctor to hospital bed ratio	1.31 (1,334 beds to 1,022 doctors)	0.84 (894 beds to 1,070 doctors)
2. Bed occupancy rate	75% (223,380 inpatient care days /[816 beds x 365 days])	75% (244,718 inpatient care days /[894 beds x 365 days])
3. Average inpatient waiting time for elective surgeries	7 weeks	7 weeks

B. NATIONAL CAPITAL REGION (NCR)

B.1. EULOGIO ‘AMANG’ RODRIGUEZ INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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GENERAL APPROPRIATIONS ACT, FY 2022

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.41% (290 / 668)	45%
2. Percentage of graduates (2 years prior) that are employed	2.6% (62 / 2388)	3%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.18% (12,782 / 20,556)	61.24% (10,320/16,852)
2. Percentage of undergraduate programs with accreditation	84% (21/25)	76% (25/33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2.78%(1 / 36)	0%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	47.22%(17 / 36)	60% (3/5)
c. producing technologies for commercialization or livelihood improvement or	11.76%(2 / 17)	0%
d. whose research work resulted in an extension program	17.67%(3 / 17)	1%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18.10% (225/1,243)	30.83% (476/1,544)
2. Percentage of accredited graduate programs	100% level 1 (9/9)	55% (6/11)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2

JANUARY 3, 2022	OFFICIAL GAZETTE	31
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	46	48
2. Percentage of research outputs presented in national, regional,, and international fora within the year	100% (145 / 145)	100% (48/48)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	18
Output Indicators
1. Number of trainees weighted by the length of training	2,510	3,660
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	57
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	85%

B.2. MARIKINA POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.27%	58.20%
2. Percentage of graduates (2 years prior) that are employed	10%	43.87%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	28%	30%
2. Percentage of undergraduate programs with accreditation	100%	100%

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GENERAL APPROPRIATIONS ACT, FY 2022

B.3. PHILIPPINE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	90% (1,917/2,133)	90%
2. Percentage of graduates (2 years prior) that are employed	85% (1,818/2,139)	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (5,206/5,206)	100%
2. Percentage of undergraduate programs with accreditation	94% (32/34)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0	0
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	81% (17/21)	90%
c. producing technologies for commercialization or livelihood improvement or	0	0
d. whose research work resulted in an extension program	0	0
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	98% (2,109/2,160)	98%
2. Percentage of accredited graduate programs	40% (24/60)	40%

JANUARY 3, 2022	OFFICIAL GAZETTE	33
STATE UNIVERSITIES AND COLLEGES

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	0
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	51%	52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	38
Output Indicators
1. Number of trainees weighted by the length of training	1,000	1,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	37	38
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (10/10)	100%

B.4. PHILIPPINE STATE COLLEGE OF AERONAUTICS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	72%
2. Percentage of graduates (2 years prior) that are employed	30%	53%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	73%

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2. Percentage of undergraduate programs with accreditation	69%	70%

B.5. POLYTECHNIC UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64.49%	63.27%
2. Percentage of graduates (2 years prior) that are employed	53.84%	89%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78.49%	30.33%
2. Percentage of undergraduate programs with accreditation	28.10%	58.97%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2.20%	2.82%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	31.87%	31.87%
c. producing technologies for commercialization or livelihood improvement or	0%	0%
d. whose research work resulted in an extension program	0%	0%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	35
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	73.68%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	114	117
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	12.41%	13.14%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	100	50
Output Indicators
1. Number of trainees weighted by the length of training	3,145	2,669
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.34%	97.74%

B.6. RIZAL TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.98%	56%
2. Percentage of graduates (2 years prior) that are employed	50%	51%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95%	96%
2. Percentage of undergraduate programs with accreditation	79%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	70%	71%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	79%	80%
c. producing technologies for commercialization or livelihood improvement or	0%	0%
d. whose research work resulted in an extension program	0%	0%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	97%	98%
2. Percentage of accredited graduate programs	90%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6
Output Indicators
1. Number of research outputs completed within the year	45	46
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	80%	81%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	25	26
Output Indicators
1. Number of trainees weighted by the length of training	2,000	2,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	35	38

JANUARY 3, 2022	OFFICIAL GAZETTE	37
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	91%

B.7. TECHNOLOGICAL UNIVERSITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	72%	61%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	97%
2. Percentage of undergraduate programs with accreditation	93%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	1%	25%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	13%	46%
c. producing technologies for commercialization or livelihood improvement or	0%	1%
d. whose research work resulted in an extension program	1%	1%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	16%	100%

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2. Percentage of accredited graduate programs	41%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	15
Output Indicators
1. Number of research outputs completed within the year	40	83
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	17.90%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	32
Output Indicators
1. Number of trainees weighted by the length of training	7,494	8,883
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	96
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	97%

C. REGION I - ILOCOS

C.1. DON MARIANO MARCOS MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	58.92%	60.01%

JANUARY 3, 2022	OFFICIAL GAZETTE	39
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	4.15%	50.50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	92.50%
2. Percentage of undergraduate programs with accreditation	57.14%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	11%	15%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	10%	14.10%
c. producing technologies for commercialization or livelihood improvement or	7%	10.10%
d. whose research work resulted in an extension program	8%	13.10%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	59.46%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	14
Output Indicators
1. Number of research outputs completed within the year	48	50
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	25%	28%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	45	56
Output Indicators
1. Number of trainees weighted by the length of training	7,103	10,250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	45	66

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.2. ILOCOS SUR POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	70%	77%
2. Percentage of graduates (2 years prior) that are employed	78%	82%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67%	80%
2. Percentage of undergraduate programs with accreditation	70%	85%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2%	80%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	2%	80%
c. producing technologies for commercialization or livelihood improvement or	2%	20%
d. whose research work resulted in an extension program	2%	50%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	60%

JANUARY 3, 2022	OFFICIAL GAZETTE	41
STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	60%	80%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	10
Output Indicators
1. Number of research outputs completed within the year	27	50
2. Percentage of research outputs presented in national, regional,, and international fora within the year	26%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	15
Output Indicators
1. Number of trainees weighted by the length of training	4,981	5,500
2. Number of extension programs organized and supported consistent with the SUC’s mandate and priority programs	45	55
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.3. MARIANO MARCOS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	73.99%	75.83%
2. Percentage of graduates (2 years prior) that are employed	90.84%	91.06%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	68.56%	79.50%
2. Percentage of undergraduate programs with accreditation	91.67%	94.44%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20%	29.23%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	25%	55.38%
c. producing technologies for commercialization or livelihood improvement or	5%	13.85%
d. whose research work resulted in an extension program	10%	18.46%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15%	75%
2. Percentage of accredited graduate programs	88.89%	92.31%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	17
Output Indicators
1. Number of research outputs completed within the year	5	20
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	30	37
Output Indicators
1. Number of trainees weighted by the length of training	5,257	7,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	11

JANUARY 3, 2022	OFFICIAL GAZETTE	43
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

C.4. NORTH LUZON PHILIPPINES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64.50%	41.23%
2. Percentage of graduates (2 years prior) that are employed	58.93%	46.32%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	64%	29.72%
2. Percentage of undergraduate programs with accreditation	55.56%	N/A

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three (3) years utilized by the industry or by other beneficiaries	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	26	33
2. Percentage of research outputs presented in national, regional, and international fora within the year	67.14%	81.82%

C.5. PANGASINAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

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1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	58.71%	60%
2. Percentage of graduates (2 years prior) that are employed	53.88%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49.07%	63.74%
2. Percentage of undergraduate programs with accreditation	66.67%	95%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	1.72%	9%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	12.41%	19%
2. Percentage of accredited graduate programs	0%	80%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	7
Output Indicators
1. Number of research outputs completed within the year	80	135

JANUARY 3, 2022	OFFICIAL GAZETTE	45
STATE UNIVERSITIES AND COLLEGES

2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	39%	42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	89
Output Indicators
1. Number of trainees weighted by the length of training	4,227	4,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	80
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99.86%	100%

C.6. UNIVERSITY OF NORTHERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	54%
2. Percentage of graduates (2 years prior) that are employed	40%	57%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	57%	60%
2. Percentage of undergraduate programs with accreditation	100%	94%

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	16%	56%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	79%	82%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	92%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	6
Output Indicators
1. Number of research outputs completed within the year	34	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	13.33%	13.50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	43
Output Indicators
1. Number of trainees weighted by the length of training	5,350	5,530
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	120	132
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.70%	94%

D. CORDILLERA ADMINISTRATIVE REGION (CAR)

D.1. ABRA STATE INSTITUTE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

JANUARY 3, 2022	OFFICIAL GAZETTE	47
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	25%	25%
2. Percentage of graduates (2 years prior) that are employed	15%	27.90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	91.17%
2. Percentage of undergraduate programs with accreditation	86.36% (19/22)	100% (22/22)
Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of Research outputs in the last three years utilized by other beneficiaries	3	7
Output Indicators
1. Number of research outputs completed within the year	30	53
2. Percentage of research outputs presented in national, regional, and international for a within the year	53.33% (16/30)	66.04% (35/53)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnership with LGUs, industries, NGOs NGAs, SMEs and other stakeholders as a result of extension services	14	30
Output Indicators
1. Number of trainees weighted by the length of training	1,370	2,770
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	7
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	96.68%

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D.2. APAYAO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure examination	34.65%	45%
2. Percentage of graduates (2 years prior) that are employed	69%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	82.35%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or other beneficiaries	0	15
Output Indicators
1. Number of research outputs completed within the year	0	91
2. Percentage of research outputs presented in national, regional, and international for a within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	3,442	4,010
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	16

JANUARY 3, 2022	OFFICIAL GAZETTE	49
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

D.3. BENGUET STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	72%
2. Percentage of graduates (2 years prior) that are employed	62.05%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.52%	81.52%
2. Percentage of undergraduate programs with accreditation	72.73%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	23.76%	5.17%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	26.52%	70%
c. producing technologies for commercialization or livelihood improvement or	10.50%	8%
d. whose research work resulted in an extension program	8.29%	8%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%

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2. Percentage of accredited graduate programs	96.88%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	23
Output Indicators
1. Number of research outputs completed within the year	49	60
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	75%	75%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	11
Output Indicators
1. Number of trainees weighted by the length of training	11,929	10,520
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	7
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98%	98%

D.4. IFUGAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	62.57%	70%
2. Percentage of graduates (2 years prior) that are employed	35.67%	36%

JANUARY 3, 2022	OFFICIAL GAZETTE	51
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	86%	86%
2. Percentage of undergraduate programs with accreditation	67%	71%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	8%	14%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	14%	21%
c. producing technologies for commercialization or livelihood improvement or	0%	7%
d. whose research work resulted in an extension program	0%	7%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	29	29
Output Indicators
1. Number of research outputs completed within the year	45	36
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	17%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	62	124
Output Indicators
1. Number of trainees weighted by the length of training	7,845	7,845
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

D.5. KALINGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	29.87%	55%
2. Percentage of graduates (2 years prior) that are employed	30%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	82.73%	88%
2. Percentage of undergraduate programs with accreditation	88%	88%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11
Output Indicators
1. Number of research outputs completed within the year	41	74
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	13%	32.43%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and

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other stakeholders as a result of extension activities	4	15
Output Indicators
1. Number of trainees weighted by the length of training	2,700	3,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	45
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	90%

D.6. MOUNTAIN PROVINCE STATE POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.70%	55.70%
2. Percentage of graduates (2 years prior) that are employed	43%	43%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	93.39%	96.50%
2. Percentage of undergraduate programs with accreditation	95.24%	83.33%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	6
Output Indicators
1. Number of research outputs completed within the year	6	26
2. Percentage of research outputs presented in national, regional, and international for a within the year	0%	62.75%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	23
Output Indicators
1. Number of trainees weighted by the length of training	517	776
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	92%	97%

E. REGION II - CAGAYAN VALLEY

E.1. BATANES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL	OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	25% (10/40)	58% (18/31)
2. Percentage of graduates (2 years prior) that are employed	19% (11/59)	71% (70/108)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45% (198/440)	70% (350/500)
2. Percentage of undergraduate programs with accreditation	71% (5/7)	100% (7/7)

E.2. CAGAYAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56.67%	50% (1,750/3,500)
2. Percentage of graduates (2 years prior) that are employed	68%	60% (2,400/4,000)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70.42%	60% (1,080/1800)
2. Percentage of undergraduate programs with accreditation	47.19% (42/89)	80% (60/75)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:		57% (8/14)
a. pursuing advanced research degree programs (Ph.D) or	18%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	10%
c. producing technologies for commercialization or livelihood improvement or	5%
d. whose research work resulted in an extension program	10.59%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	95%	100% (850/850)
2. Percentage of accredited graduate programs	3.33%	60% (18/30)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	13
Output Indicators
1. Number of research outputs completed within the year	89	50

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	80% (71/80)	25% (13/50)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	16
Output Indicators
1. Number of trainees weighted by the length of training	2,835	8,047
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	16
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	97% (6,790/7,000)

E.3. ISABELA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.39%	54.83% (193/352)
2. Percentage of graduates (2 years prior) that are employed	30%	27% (621/2,300)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45.46% (12,383/27,235)	58% (15,065/25,974)
2. Percentage of undergraduate programs with accreditation	37.14 (13/35)	50% (43/85)

Higher education research improved to promote economic productivity and innovation

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STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	46.15% (30/65)	48% (60/125)
c. producing technologies for commercialization or livelihood improvement or	14% (7/50)	4% (5/125)
d. whose research work resulted in an extension program	10% (5/50)	4.80% (6/125)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	81% (985/1,216)	85.71% (1,500/1,750)
2. Percentage of accredited graduate programs	100%(4/4)	20% (5/25)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	6	8
Output Indicators
1. Number of research outputs completed within the year	25	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	12.50% (8/64)	12.66% (10/79)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	35	40
Output Indicators
1. Number of trainees weighted by the length of training	1,099	1,325
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	132	120
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (430/430)	95.24% (500/525)

E.4. NUEVA VIZCAYA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66%	64% (576/900)
2. Percentage of graduates (2 years prior) that are employed	69%	72% (910/1,264)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	74%	77% (12,705/16,500)
2. Percentage of undergraduate programs with accreditation	86.11%	73.33% (33/45)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	6.55%	6.6% (4/16)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	57.38%	61.6% (37/60)
c. producing technologies for commercialization or livelihood improvement or	11.48%	11.6% (7/60)
d. whose research work resulted in an extension program	6.55%	6.6% (4/60)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	0.96%	1.14% (8/700)
2. Percentage of accredited graduate programs	60%	65.39% (17/26)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	26
Output Indicators
1. Number of research outputs completed within the year	38	49

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	76.67%	37% (6/16)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	17
Output Indicators
1. Number of trainees weighted by the length of training	2,820	1,670
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	12	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (638/638)

E.5. QUIRINO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.75%	55.37% (139/251)
2. Percentage of graduates (2 years prior) that are employed	81.86%	84.20 (437/519)%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	64.78%	100% (5,997/5,997)
2. Percentage of undergraduate programs with accreditation	50%	84.21% (16/19)

Higher education research improved to promote economic productivity and innovation

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ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	56.25%	38.09% (10/21)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	56.25%	85.71 (18/21)%
c. producing technologies for commercialization or livelihood improvement or	N/A	4.76% (1/21)
d. whose research work resulted in an extension program	N/A	4.76% (1/21)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	86.33%	77.64% (316/407)
2. Percentage of accredited graduate programs	N/A	N/A

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	10
Output Indicators
1. Number of research outputs completed within the year	18	40
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	32.43%	32.69% (17/52)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	25
Output Indicators
1. Number of trainees weighted by the length of training	3,706	6,095
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	9
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (3,600/3,600)

F. REGION III - CENTRAL LUZON

F.1. AURORA STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

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STATE UNIVERSITIES AND COLLEGES

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	80.47% (44.38%/55.15% )	50.50% (51/101)
2. Percentage of graduates (2 years prior) that are employed	11.25% (36/320)	64.22% (377/587)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.57% (1,804/1970)	68.06% (2,046/3,006)
2. Percentage of undergraduate programs with accreditation	36.36% (4/11)	100% (9/9)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	3
Output Indicators
1. Number of research outputs completed within the year	25	12
2. Percentage of research outputs presented in national, regional,, and international for a within the year	95%	90.91% (10/11)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	14
Output Indicators
1. Number of trainees weighted by the length of training	1,737	2,277
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	13

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (3,582/3,582)

F.2. BATAAN PENINSULA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams that are employed	48%	52% (442/850)
2. Percentage of graduates (2 years prior) that are employed	12%	34.98% (559/1,598)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.29%	97.81% (15,394/15,739)
2. Percentage of undergraduate programs with accreditation	93.62%	100% (21/21)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	10
Output Indicators
1. Number of research outputs completed within the year	28	51
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	32%	32.45% (49/151)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs and

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other stakeholders as a result of extension activities	5	22
Output Indicators
1. Number of trainees weighted by the length of training	9,273	10,282
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	19	21
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90% (9,254/10,282)

F.3. BULACAN AGRICULTURAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	110%	55% (177/322)
2. Percentage of graduates (2 years prior) that are employed	89%	90.51% (267/295)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	50% (5,000/10,000)
2. Percentage of undergraduate programs with accreditation	81.82%	81.82% (9/11)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	16	18

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2. Percentage of research outputs presented in national, regional,, and international fora within the year	75%	83.33% (15/18)
Community engagement increased
TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	21	23
Output Indicators
1. Number of trainees weighted by the length of training	2,324	2,470
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	6
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	87% (2,149/2,470)

F.4. BULACAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.64%	59% (1,678/2,844)
2. Percentage of graduates (2 years prior) that are employed	81.60%	83.17% (2,867/3,447)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100% (40,000/40,000)
2. Percentage of undergraduate programs with accreditation	59.64%	85.33% (64/75)

Higher education research improved to promote economic productivity and innovation

JANUARY 3, 2022	OFFICIAL GAZETTE	65
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	32.31% (21/65)	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	49.23% (32/65)	73.53%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	4.62% (3/65)	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	92.31% (2,065/2,237)	100% (2,000/2,000)
2. Percentage of accredited graduate programs	100% (5/5)	100% (14/14)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	4
Output Indicators
1. Number of research outputs completed within the year	54	59
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	21.60%	27.12% (16/59)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	27
Output Indicators
1. Number of trainees weighted by the length of training	14,492	15,230
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	243	275
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	82.89% (315/380)	87.10% (331/380)

F.5. CENTRAL LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	119%	65% (975/1,500)
2. Percentage of graduates (2 years prior) that are employed	17% (300/1,733)	16% (300/2,076)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (10,170)	59% (6,748/11,438)
2. Percentage of undergraduate programs with accreditation	82%	84% (18/25)
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	6% (7/110)	9% (12/136)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	62% (68/110)	63% (86/136)
c. producing technologies for commercialization or livelihood improvement or	4% (4/110)	5% (7/136)
d. whose research work resulted in an extension program	9% (10/110)	11% (15/136)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	88.38% (662/749)	95% (750/786)
2. Percentage of accredited graduate programs	95%	82% (23/28)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	4
Output Indicators
1. Number of research outputs completed within the year	50	72

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	42%	29% (50/170)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	4
Output Indicators
1. Number of trainees weighted by the length of training	15,525	15,548
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	4
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (12,346/12,346)

F.6. DON HONORIO VENTURA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	84%	48% (1,200/2,500)
2. Percentage of graduates (2 years prior) that are employed	60.32%	71.98% (2,130/2,959)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	81.61%	92% (17,020/18,500)
2. Percentage of undergraduate programs with accreditation	48.14%	77.78% (14/18)

ADVANCED EDUCATION PROGRAM
Outcome Indicator

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1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	71.43% (25/35)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	N/A	70% (700/1,000)
2. Percentage of accredited graduate programs	N/A	40% (4/10)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	12	27
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	N/A	44% (11/25)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	23
Output Indicators
1. Number of trainees weighted by the length of training	620	2,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	90% (1,800/2,000)

F.7. NUEVA ECIJA UNIVERSITY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	60% (392/653)
2. Percentage of graduates (2 years prior) that are employed	5%	30% (535/1,783)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	60% (11,112/18,520)
2. Percentage of undergraduate programs with accreditation	100%	100% (47/47)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	38%	47% (9/19)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	60%	84% (16/19)
c. producing technologies for commercialization or livelihood improvement or	20%	52% (10/19)
d. whose research work resulted in an extension program	20%	37% (7/19)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	40%	86% (1,030/1,194)
2. Percentage of accredited graduate programs	80%	100% (15/15)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	7
Output Indicators
1. Number of research outputs completed within the year	24	52

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2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	3%	34% (43/128)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	31
Output Indicators
1. Number of trainees weighted by the length of training	6,200	15,870
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	17
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	90% (6,833/7,592)

F.8. PAMPANGA STATE AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.50%	54.39% (93/171)
2. Percentage of graduates (2 years prior) that are employed	61.50%	63.07% (369/585)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.50%	76.74% (5,337/6,955)
2. Percentage of undergraduate programs with accreditation	76.50%	91% (20/22)

Higher education research improved to promote economic productivity and innovation

JANUARY 3, 2022	OFFICIAL GAZETTE	71
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	16.20%	21.21% (7/33)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	20%	24.24% (8/33)
c. producing technologies for commercialization or livelihood improvement or	16.30%	21.21% (7/33)
d. whose research work resulted in an extension program	16.20%	21.21% (7/33)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	59.50%	64.31% (155/241)
2. Percentage of accredited graduate programs	76.50%	100% (6/6)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	15
Output Indicators
1. Number of research outputs completed within the year	16	20
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	26.20%	27.50% (11/40)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	13
Output Indicators
1. Number of trainees weighted by the length of training	3,158	3,190
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	11
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	79.50%	81.34% (2,603/3,200)

F.9. PHILIPPINE MERCHANT MARINE ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65%	90% (218/242)
2. Percentage of graduates (2 years prior) that are employed	0%	100% (162/162)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	0%	100% (1,118/1,118)
2. Percentage of undergraduate programs with accreditation	N/A	100% (2/2)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC -identified priority programs	100%	100% (85/85)
2. Percentage of accredited graduate programs	N/A	100% (2/2)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	N/A
Output Indicators
1. Number of research outputs completed within the year	2	5

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2. Percentage of research outputs presented in national, regional,, and international fora within the year	66.67% (2/3)	100% (3/3)

F.10. PRESIDENT RAMON MAGSAYSAY STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.56% (379/735)	42.86% (760/1,773)
2. Percentage of graduates (2 years prior) that are employed	75% (867/1,156)	80.11% (604/754)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55.43%	57.00% (6,185/10,850)
2. Percentage of undergraduate programs with accreditation	58.33% (21/36)	88.89% (32/36)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	23.08% (3/13)	28.57% (2/7)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	50% (20/40)	82.76% (24/29)
c. producing technologies for commercialization or livelihood improvement or	15% (6/40)	34.48% (10/29)
d. whose research work resulted in an extension program	20% (8 / 40)	37.93% (11/29)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	82.79% (808/976)	93.03% (1,161/1,248)

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2. Percentage of accredited graduate programs	66.67% (4/6)	100% (7/7)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	14
Output Indicators
1. Number of research outputs completed within the year	32	55
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	25% (8/32)	31.17% (24/77)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, Industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	25
Output Indicators
1. Number of trainees weighted by the length of training	6,346	6,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	20
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100% (5,143/5,143)	100.00% (6,600/6,600)

F.11. TARLAC AGRICULTURAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	41.17%	30.03% (188/626)
2. Percentage of graduates (2 years prior) that are employed	54.97%	34.98% (99/283)

JANUARY 3, 2022	OFFICIAL GAZETTE	75
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	87.51% (5,408/6,180)
2. Percentage of undergraduate programs with accreditation	100%	93.33% (14/15)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	0%	30.56% (11/36)
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	N/A	100% (255/255)
2. Percentage of accredited graduate programs	88.89%	100% (8/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	102	118
Output Indicators
1. Number of research outputs completed within the year	18	8
2. Percentage of research outputs published internationally referred or CHED recognized journal within the year	N/A	9.52% (2/21)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	21
Output Indicators
1. Number of trainees weighted by the length of training	5,500	5,775
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	5

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	96%	96% (5,544/5,775)

F.12. TARLAC STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.04%	20% (49/242)
2. Percentage of graduates (2 years prior) that are employed	75%	85% (368/432)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	61.90%	50% (8,412/16,823)
2. Percentage of undergraduate programs with accreditation	90.24%	100% (33/33)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	100%	100% (1/1)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	47.36%	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	2.63%	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	98.70%	100% (600/600)

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STATE UNIVERSITIES AND COLLEGES

2. Percentage of accredited graduate programs	100%	100% (10/10)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	5
Output Indicators
1. Number of research outputs completed within the year	38	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15%	9% (8/83)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	33
Output Indicators
1. Number of trainees weighted by the length of training	2,300	2,665
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	91	110
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100% (1,150/1,150)

G. REGION IVA - CALABARZON

G.1. BATANGAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	67.78%	69%

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2. Percentage of graduates (2 years prior) that are employed	65%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.82%	79.22%
2. Percentage of undergraduate programs with accreditation	95.60%	98%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	25%	26%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	63.73%	76%
2. Percentage of accredited graduate programs	72%	95%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	19	21
Output Indicators
1. Number of research outputs completed within the year	12	14
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	5%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	110	116
Output Indicators
1. Number of trainees weighted by the length of training	8,795	9,586
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	316	339

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STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94.50%	96%

G.2. CAVITE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	102.55%	72%
2. Percentage of graduates (2 years prior) that are employed	30%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	60.83% (21,821/35,870)	77%
2. Percentage of undergraduate programs with accreditation	62% (53/86)	99%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	6% (4/63)	8%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	27% (17/63)	50%
c. producing technologies for commercialization or livelihood improvement or	2% (1/63)	11%
d. whose research work resulted in an extension program Output Indicators	3% (2/63)	7%
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	65% (360/550)	94%

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2. Percentage of accredited graduate programs	50% (4/8)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	16
Output Indicators
1. Number of research outputs completed within the year	44	64
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10% (21/204)	19%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	14	30
Output Indicators
1. Number of trainees weighted by the length of training	11,810	12,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	76.40% (7,415 /	98%

G.3. LAGUNA STATE POLYTECHNIC UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45.38%	56%
2. Percentage of graduates (2 years prior) that are employed	67.79%	73%

JANUARY 3, 2022	OFFICIAL GAZETTE	81
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	45%	55%
2. Percentage of undergraduate programs with accreditation	86.36%	93%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	120	137
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	11.41%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	164	175
Output Indicators
1. Number of trainees weighted by the length of training	10,438	10,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	47
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	98.93%	100%

G.4. SOUTHERN LUZON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	60%
2. Percentage of graduates (2 years prior) that are employed	47%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	52%
2. Percentage of undergraduate programs with accreditation	58%	64%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	16%	17%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	32%	32%
c. producing technologies for commercialization or livelihood improvement or	0%	2%
d. whose research work resulted in an extension program	0%	2%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	81%	100%
2. Percentage of accredited graduate programs	77%	93%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	22	25
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	33	40

JANUARY 3, 2022	OFFICIAL GAZETTE	83
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3,088	3,150
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	31	35
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

G.5. UNIVERSITY OF RIZAL SYSTEM

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.71%	55%
2. Percentage of graduates (2 years prior) that are employed	17.16%	26%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	95.61%	99%
2. Percentage of undergraduate programs with accreditation	75.50%	81%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	(11/37) 30%	41%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	(15/37) 40%	50%

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c. producing technologies for commercialization or livelihood improvement or	(1/37) 2.70%	5%
d. whose research work resulted in an extension program	(4/37) 11%	18%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	2.60%	95%
2. Percentage of accredited graduate programs	10%	91%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	26	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	15.30%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	21
Output Indicators
1. Number of trainees weighted by the length of training	3,862	4,150
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	14
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	90%

H. REGION IVB - MIMAROPA

H.1. MARINDUQUE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

JANUARY 3, 2022	OFFICIAL GAZETTE	85
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	61.73%	64%
2. Percentage of graduates (2 years prior) that are employed	56.64%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20%	25%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	20%	30%
c. producing technologies for commercialization or livelihood improvement or	2.50%	5%
d. whose research work resulted in an extension program	5%	5%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	11
Output Indicators
1. Number of research outputs completed within the year	54	60
2. Percentage of research outputs presented in national, regional,, and international fora within the year	100%	100%

Community engagement increased

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TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs,industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	19	23
Output Indicators
1. Number of trainees weighted by the length of training	3,249	3,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	4	5
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87.99%	88.50%

H.2. MINDORO STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.80%	52.17%
2. Percentage of graduates (2 years prior) that are employed	78.71%	80.04%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	78.57%	82.14%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three (3) years utilized by the industry or by the beneficiaries	8	10

JANUARY 3, 2022	OFFICIAL GAZETTE	87
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	51	55
2. Percentage of research outputs presented in national, regional,, and international fora within the year	91.33%	96.23%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	10
Output Indicators
1. Number of trainees weighted by the length of training	16,150	16,220
2. Number of extension programs organized and supported consistent with the SUCs mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83.15%	86.30%

H.3. OCCIDENTAL MINDORO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.89%	47.89%
2. Percentage of graduates (2 years prior) that are employed	28.61%	28.61%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.18%	83%
2. Percentage of undergraduate programs with accreditation	91.67%	92.86%

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Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	13
Output Indicators
1. Number of research outputs completed within the year	80	82
2. Percentage of research outputs presented in national, regional,, and international fora within the year	0%	0%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	17	17
Output Indicators
1. Number of trainees weighted by the length of training	9,176	9,731
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	70	72
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.88%	94.42%

H.4. PALAWAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60%	61%

JANUARY 3, 2022	OFFICIAL GAZETTE	89
STATE UNIVERSITIES AND COLLEGES

2. Percentage of graduates (2 years prior) that are employed	21.50%	27%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97%	97%
2. Percentage of undergraduate programs with accreditation	44%	61%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20%	28%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	55%	56%
c. producing technologies for commercialization or livelihood improvement or	10%	11%
d. whose research work resulted in an extension program	5%	8%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	89%	90%
2. Percentage of accredited graduate programs	62.50%	65%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	33	38
Output Indicators
1. Number of research outputs completed within the year	12	16
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	33%	37%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	18
Output Indicators
1. Number of trainees weighted by the length of training	3,950	4,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	39	48

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3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	60%	73%

H.5. ROMBLON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.19%	34%
2. Percentage of graduates (2 years prior) that are employed	67.05%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	87.61%	100%
2. Percentage of undergraduate programs with accreditation	45.65%	75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	15%	25%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	10%	20%
c. producing technologies for commercialization or livelihood improvement or	8%	10%
d. whose research work resulted in an extension program	2%	10%

JANUARY 3, 2022	OFFICIAL GAZETTE	91
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	0%	0%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	45	10
Output Indicators
1. Number of research outputs completed within the year	15	17
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	6%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	8
Output Indicators
1. Number of trainees weighted by the length of training	3,526	3,650
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95%	100%

H.6. WESTERN PHILIPPINES UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.31%	55%

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2. Percentage of graduates (2 years prior) that are employed	90.72%	90%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	96.54%	90%
2. Percentage of undergraduate programs with accreditation	83.33%	90%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	5.69%	11.04%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	22.75%	22.08%
c. producing technologies for commercialization or livelihood improvement or	0.00%	1.30%
d. whose research work resulted in an extension program	0.00%	1.30%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	20%	30.80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	26	32
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	6.45%	17%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	26	18
Output Indicators
1. Number of trainees weighted by the length of training	5,475	2,800
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	16	20

JANUARY 3, 2022	OFFICIAL GAZETTE	93
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99.16%	99.50%

I. REGION V - BICOL

I.1. BICOL STATE COLLEGE OF APPLIED SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53.06%	59%
2. Percentage of graduates (2 years prior) that are employed	42%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	99%	100%
2. Percentage of undergraduate programs with accreditation	75%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	11.80%	44.83%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	0%	0%
c. producing technologies for commercialization or livelihood improvement or	0%	0%
d. whose research work resulted in an extension program	0%	0%

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Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	10
Output Indicators
1. Number of research outputs completed within the year	16	24
2. Percentage of research outputs presented in national, regional,, and international fora within the year	66%	68%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	1,588.25	1,600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

I.2. BICOL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

JANUARY 3, 2022	OFFICIAL GAZETTE	95
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66%	70%
2. Percentage of graduates (2 years prior) that are employed	60%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	74%	75%
2. Percentage of undergraduate programs with accreditation	77%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N / A	N / A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	43%	50%
c. producing technologies for commercialization or livelihood improvement or	N / A	N / A
d. whose research work resulted in an extension program	N / A	N / A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	98%	98%
2. Percentage of accredited graduate programs	63%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	55	60
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	8%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	67	70

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Output Indicators
1. Number of trainees weighted by the length of training	13,334	14,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N / A	N / A
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

I.3. CAMARINES NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	56%	60%
2. Percentage of graduates (2 years prior) that are employed	72%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	55%
2. Percentage of undergraduate programs with accreditation	96% (26/27)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0%	14.29% (2/14)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	7.14% (1/14)	71.42% (10/14)

JANUARY 3, 2022	OFFICIAL GAZETTE	97
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or	0% (0/14)	7.14% (1/14)
d. whose research work resulted in an extension program	0% (0 14)	14.28% (2/14)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	37%
2. Percentage of accredited graduate programs	50% (2/4)	100% (3/3)
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	2
Output Indicators
1. Number of research outputs completed within the year	9	14
2. Percentage of research outputs presented in national, regional,, and international fora within the year	59%	60%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	10
Output Indicators
1. Number of trainees weighted by the length of training	1,100	2,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	4
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	95%

I.4. CAMARINES SUR POLYTECHNIC COLLEGES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

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Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	68%	50%
2. Percentage of graduates (2 years prior) that are employed	65%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	70%	63%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	25%	28%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25%	25%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	5
Output Indicators
1. Number of research outputs completed within the year	19	29
2. Percentage of research outputs presented in national, regional,, and international fora within the year	32%	32%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator

JANUARY 3, 2022	OFFICIAL GAZETTE	99
STATE UNIVERSITIES AND COLLEGES

1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	45
Output Indicators
1. Number of trainees weighted by the length of training	2,400	3,400
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	29	34
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	80%

I.5. CATANDUANES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.31%	62%
2. Percentage of graduates (2 years prior) that are employed	70%	70%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	89%	90%
2. Percentage of undergraduate programs with accreditation	68%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	18% (5/28)	30%
a. pursuing advanced research degree programs (Ph.D) or	11% (3/28)	6%

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	7% (2/28)	24%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	97%	97%
2. Percentage of accredited graduate programs	42%	50%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	13	16
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	33%	33%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	16
Output Indicators
1. Number of trainees weighted by the length of training	2,857	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	0%	80%

I.6. CENTRAL BICOL STATE UNIVERSITY OF AGRICULTURE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	101
STATE UNIVERSITIES AND COLLEGES

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	104%	62%
2. Percentage of graduates (2 years prior) that are employed	53.33%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.58%	92%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	12.50%	12.50%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	75%	75%
c. producing technologies for commercialization or livelihood improvement or	17.50%	17.50%
d. whose research work resulted in an extension program	22.50%	22.50%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	13
Output Indicators
1. Number of research outputs completed within the year	58	72
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	19%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator

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1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	17
Output Indicators
1. Number of trainees weighted by the length of training	19,281	19,570.80
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	24	26
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.92%	98.25%

I.7. DR. EMILIO B. ESPINOSA, SR. MEMORIAL STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.  Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.  Higher education research improved to promote economic productivity and innovation

3.  Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	37%	40%
2. Percentage of graduates (2 years prior) that are employed	44% (228/522)	53%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100% (6/6)	100%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	23% (5/22)	N/A

JANUARY 3, 2022	OFFICIAL GAZETTE	103
STATE UNIVERSITIES AND COLLEGES

b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	64% (14/22)	79%
c. producing technologies for commercialization or livelihood improvement or	0% (0/22)	N/A
d. whose research work resulted in an extension program	9% (2/22)	14% (2/14)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	67% (2/3)	100% (3/3)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	41	44
2. Percentage of research outputs presented in national, regional,, and international fora within the year	46% (19/41)	59% (26 / 44)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	18
Output Indicators
1. Number of trainees weighted by the length of training	4,285	4,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

I.8. PARTIDO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.91%	53%
2. Percentage of graduates (2 years prior) that are employed	60%	63%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	52.49% (3,711 /7,070)	53%
2. Percentage of undergraduate programs with accreditation	100% (34 / 34)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	9.09%	10%
b. actively pursuing within the last three (3)years (investigative research, basic and applied scientific research, policy research, social science reseach) or	27.27%	61.54%
c. producing technologies for commercialization or livelihood improvement or	0%	0%
d. whose research work resulted in an extension program	0%	0%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100% (296/296)	100%
2. Percentage of accredited graduate programs	100% (4/4)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	6
Output Indicators
1. Number of research outputs completed within the year	63	63
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10% (17/170)	10%

JANUARY 3, 2022	OFFICIAL GAZETTE	105
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs,industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	6
Output Indicators
1. Number of trainees weighted by the length of training	17,226.25	17,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	77.78% (7 / 9)	97%

I.9. SORSOGON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57%	57%
2. Percentage of graduates (2 years prior)that are employed	50%	57%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	26%	62%
2. Percentage of undergraduate programs with accreditation	87%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:

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a. pursuing advanced research degree programs (Ph.D) or	15%	33%
b. actively pursuing within the last three (3)years (investigative research, basic and applied scientific research, policy research, social science reseach) or	15%	90%
c. producing technologies for commercialization or livelihood improvement or	15%	15%
d. whose research work resulted in an extension program	15%	15%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	1%	11%
2. Percentage of accredited graduate programs	75%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	6
Output Indicators
1. Number of research outputs completed within the year	71	71
2. Percentage of research outputs presented in national, regional,, and international fora within the year	46%	52%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	31	31
Output Indicators
1. Number of trainees weighted by the length of training	12,919	14,387
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	25	29
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	94%	99%

J. REGION VI - WESTERN VISAYAS

J.1. AKLAN STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

JANUARY 3, 2022	OFFICIAL GAZETTE	107
STATE UNIVERSITIES AND COLLEGES

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	52.71%	59%
2. Percentage of graduates (2 years prior)that are employed	82.33%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76.38%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3)years (investigative research, basic and applied scientific research, policy research, social science reseach) or	66.67%	66.67%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	66.67%	0%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	84.33%	100%
2. Percentage of accredited graduate programs	66.67%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	5
Output Indicators
1. Number of research outputs completed within the year	23	32

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2. Percentage of research outputs published in internationally-referred or CHEDrecognized journal within the year	36%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	17
Output Indicators
1. Number of trainees weighted by the length of training	3,641	4,163
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	24
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	91.91%	95%

J.2. CAPIZ STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51%	52%
2. Percentage of graduates (2 years prior)that are employed	77%	57%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	87%	100%
2. Percentage of undergraduate programs with accreditation	68%	100%

Higher education research improved to promote economic productivity and innovation

JANUARY 3, 2022	OFFICIAL GAZETTE	109
STATE UNIVERSITIES AND COLLEGES

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	75%	92%
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3)years (investigative research, basic and applied scientific research, policy research, social science reseach) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	60%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	33	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	3%	3%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs,industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	142
Output Indicators
1. Number of trainees weighted by the length of training	14,200	7,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	6	112
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	100%

J.3. CARLOS C. HILADO MEMORIAL STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

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ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.70%	58%
2. Percentage of graduates (2 years prior)that are employed	32%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	54%	60%
2. Percentage of undergraduate programs with accreditation	95.83%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	11	16
Output Indicators
1. Number of research outputs completed within the year	74	81
2. Percentage of research outputs presented in national, regional,, and international fora within the year	42%	49%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs,industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	18
Output Indicators
1. Number of trainees weighted by the length of training	1,704	1,865
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	13	19
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	66.70%	83%

JANUARY 3, 2022	OFFICIAL GAZETTE	111
STATE UNIVERSITIES AND COLLEGES

J.4. CENTRAL PHILIPPINES STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81%	45%
2. Percentage of graduates (2 years prior)that are employed	40%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	55%	82%
2. Percentage of undergraduate programs with accreditation	15%	60%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	8
Output Indicators
1. Number of research outputs completed within the year	37	44
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	0%	6.80%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs,industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	12
Output Indicators
1. Number of trainees weighted by the length of training	1,898	3,600

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2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	80%	95%

J.5. GUIMARAS STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.58%	61%
2. Percentage of graduates (2 years prior)that are employed	54%	76%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	67.98%	97%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	25%	25%
b. actively pursuing within the last three (3)years (investigative research, basic and applied scientific research, policy research, social science reseach) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

JANUARY 3, 2022	OFFICIAL GAZETTE	113
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	25%	25%
2. Percentage of accredited graduate programs	71.43%	71.43%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	6
Output Indicators
1. Number of research outputs completed within the year	27	35
2. Percentage of research outputs presented in national, regional,, and international fora within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	55
Output Indicators
1. Number of trainees weighted by the length of training	3,808	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	40	40
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.6. ILOILO SCIENCE AND TECHNOLOGY UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that passed the licensure exams	65.62%	65.62%
2. Percentage of graduates (2 years prior) that are employed	30%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	80%	78%
2. Percentage of undergraduate programs with accreditation	90%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	45%	58%
b. actively pursuing within the last three (3)years (investigative research, basic and applied scientific research, policy research, social science reseach) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	100%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	25	28
2. Percentage of research outputs published in internationally-referred or CHED-recognized journal within the year	28.17%	36.00%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	27	41

JANUARY 3, 2022	OFFICIAL GAZETTE	115
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3,301.50	4,395
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	30	63
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.7. ILOILO STATE COLLEGE OF FISHERIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.86%	48%
2. Percentage of graduates (2 years prior) that are employed	71%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	90%	95%
2. Percentage of undergraduate programs with accreditation	86%	90%

Higher education research improved to promote economic productivity and innovation
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	22	26
Output Indicators
1. Number of research outputs completed within the year	96	99
2. Percentage of research outputs presented in national, regional, and international fora within the year	15%	21%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	16
Output Indicators
1. Number of trainees weighted by the length of training	4,435	4,470
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	21
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	100%	100%

J.8. NORTHERN ILOILO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44.62% (340/762)	45.60%
2. Percentage of graduates (2 years prior) that are employed	17% (271/1,594)	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	71% (6,673/9,403)	74%
2. Percentage of undergraduate programs with accreditation	84.38% (27/32)	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:

JANUARY 3, 2022	OFFICIAL GAZETTE	117
STATE UNIVERSITIES AND COLLEGES

a. pursuing advanced research degree programs (Ph.D) or	13% (3/23)	24.69%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	26% (6/23)	74.10%
c. producing technologies for commercialization or livelihood improvement or	0%	7.40%
d. whose research work resulted in an extension program	0%	7.40%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100% (444/444)	100%
2. Percentage of accredited graduate programs	75% (3/4)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	8
Output Indicators
1. Number of research outputs completed within the year	35	70
2. Percentage of research outputs presented in national, regional,, and international fora within the year	100% (35/35)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	4	14
Output Indicators
1. Number of trainees weighted by the length of training	5,561	6,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	49	63
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	95.91% (3,472/3,620)	98.50%

J.9. NORTHERN NEGROS STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

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PERFORMANCE INFORMATION ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50%	52.5% (84/160)
2. Percentage of graduates (2 years prior) that are employed	35%	37% (158/427)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100% (7,576/7,576)
2. Percentage of undergraduate programs with accreditation	82%	100% (10/10)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	65%	66.66% (28/42)
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100% (667/667)
2. Percentage of accredited graduate programs	100%	100% (8/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	10
Output Indicators
1. Number of research outputs completed within the year	32	38
2. Percentage of research outputs presented in national, regional, and international fora within the year	53%	57.89% (22/38)

JANUARY 3, 2022	OFFICIAL GAZETTE	119
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	18
Output Indicators
1. Number of trainees weighted by the length of training	1,741	2,260
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	18
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	96.02% (2,170/2,260)

J.10. UNIVERSITY OF ANTIQUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that passed the licensure examinations	82% (43%/52% )	56%
2. Percentage of graduates (2 years prior) that are employed	15% (284/1,878)	41%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	76% (8,955/11,781)	79%
2. Percentage of undergraduate programs with accreditation	56% (20/36)	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:

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a. pursuing advanced research degree programs (Ph.D) or	53% (8/15)	0%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	60% (9/15)	90%
c. producing technologies for commercialization or livelihood improvement or	30% (3/15)	0%
d. whose research work resulted in an extension program	13% (2/15)	0%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100% (513/513)	100%
2. Percentage of accredited graduate programs	29% (2/7)	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	26	29
2. Percentage of research outputs published in internationally-referred or CHED-recognized journal within the year	20% (16/81)	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	24
Output Indicators
1. Number of trainees weighted by the length of training	1,527	1,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	9	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	99%	99%

J.11. WEST VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

4.	Quality medical education and hospital services ensured

JANUARY 3, 2022	OFFICIAL GAZETTE	121
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	66.50%	66.90%
2. Percentage of graduates (2 years prior) that are employed	58.86%	68.17%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	57.02%	74.12%
2. Percentage of undergraduate programs with accreditation	100%	98.15%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	67.19%	94%
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	51.65%	92.91%
2. Percentage of accredited graduate programs	100%	93.33%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	13	15
Output Indicators
1. Number of research outputs completed within the year	72	72
2. Percentage of research outputs published in internationally-referred or CHED-recognized journal within the year	19.02%	19.39%

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Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	34	42
Output Indicators
1. Number of trainees weighted by the length of training	9,605	10,334
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	22	50
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97.77%	92.05%

Quality medical education and hospital services ensured

HOSPITAL SERVICES PROGRAM
Outcome Indicator
1. Hospital infection rate	1.79%	2.20%
Output Indicators
1. Doctor to hospital bed ratio	1:16	1:15
2. Bed occupancy rate	90.07%	86%
3. Average inpatient waiting time for elective surgeries	4 days	4 days

K. REGION VII - CENTRAL VISAYAS

K.1. BOHOL ISLAND STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	29%	29%
2. Percentage of graduates (2 years prior) that are employed	0%	20%

JANUARY 3, 2022	OFFICIAL GAZETTE	123
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94%	86%
2. Percentage of undergraduate programs with accreditation	75%	81%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0%	80%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	0%	100%
2. Percentage of accredited graduate programs	0%	30%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	6
Output Indicators
1. Number of research outputs completed within the year	25	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	56%	55.10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	0	26
Output Indicators
1. Number of trainees weighted by the length of training	7,659	5,700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	6

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3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

K.2. CEBU NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	2.56%	20%
2. Percentage of graduates (2 years prior) that are employed	36.63%	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	66%	40%
2. Percentage of undergraduate programs with accreditation	92.86%	93%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	66.67%	68%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A

JANUARY 3, 2022	OFFICIAL GAZETTE	125
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	75.52%	76%
2. Percentage of accredited graduate programs	70%	75%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	6
Output Indicators
1. Number of research outputs completed within the year	66	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	0%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	15
Output Indicators
1. Number of trainees weighted by the length of training	9954.50	6,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85%

K.3. CEBU TECHNOLOGICAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

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HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	57.62%	55.05%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	42.88% (13,806/32,194)	42.88%
2. Percentage of undergraduate programs with accreditation	64.38% (94/146)	79%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	4%	4%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	4%	4%
c. producing technologies for commercialization or livelihood improvement or	4%	4%
d. whose research work resulted in an extension program	4%	4%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	69.37% (3,611/5,205)	71%
2. Percentage of accredited graduate programs	44.44%	70%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	19
Output Indicators
1. Number of research outputs completed within the year	143 (130x110% )	144
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	20%	20%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	20	20

JANUARY 3, 2022	OFFICIAL GAZETTE	127
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	3,000	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	63	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	60%	60%

K.4. NEGROS ORIENTAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	46.61% (413/886)	48.74%
2. Percentage of graduates (2 years prior) that are employed	20.60%	20.60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	69.3% (17,523/25,287)	72.47%
2. Percentage of undergraduate programs with accreditation	80% (28/35)	82.42%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	2.17%	4%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	32.61%	60%

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c. producing technologies for commercialization or livelihood improvement or	4.35%	8%
d. whose research work resulted in an extension program	4.35%	8%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	99.92% (1,203/1,204)	99.45%
2. Percentage of accredited graduate programs	40% (10/25)	60%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	32	38
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	65.62% (21/32)	65%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	28
Output Indicators
1. Number of trainees weighted by the length of training	2,758	4,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	20
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

K.5. SIQUIJOR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

JANUARY 3, 2022	OFFICIAL GAZETTE	129
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60.53%	61%
2. Percentage of graduates (2 years prior) that are employed	70.09%	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	34%	35%
2. Percentage of undergraduate programs with accreditation	80%	80%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	14
Output Indicators
1. Number of research outputs completed within the year	7	10
2. Percentage of research outputs presented in national, regional,, and international for a within the year	33%	33%

L. REGION VIII - EASTERN VISAYAS

L.1. BILIRAN PROVINCE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.69%	44%

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2. Percentage of graduates (2 years prior) that are employed	47.49%	48%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40.98%	41%
2. Percentage of undergraduate programs with accreditation	74.07%	75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	50%	17%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	100%	50%
c. producing technologies for commercialization or livelihood improvement or	2%	2%
d. whose research work resulted in an extension program	2%	2%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	3.49%	50%
2. Percentage of accredited graduate programs	90%	90%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	65	66
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	16%	16%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	25
Output Indicators
1. Number of trainees weighted by the length of training	841	2,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10

JANUARY 3, 2022	OFFICIAL GAZETTE	131
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

L.2. EASTERN SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	50.43% (647/1,283)	59%
2. Percentage of graduates (2 years prior) that are employed	6.86% (155/2,260)	14.39%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72.18% (9,136/12,657)	93%
2. Percentage of undergraduate programs with accreditation	60.42% (29/48)	80.77%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	57.89 (22/38)	80
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

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Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	9.63% (52/540)	13.70%
2. Percentage of accredited graduate programs	87.5% (7/8)	88.89%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last
three years utilized by the industry or by other beneficiaries	2	12
Output Indicators
1. Number of research outputs completed within the year	41	86
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	68.75% (23/48)	23.25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	112	129
Output Indicators
1. Number of trainees weighted by the length of training	9,918	12,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	33
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	96.33% (9,554/9,918)	99.75%

L.3. EASTERN VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

JANUARY 3, 2022	OFFICIAL GAZETTE	133
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	49.26% (201/408)	49.45%
2. Percentage of graduates (2 years prior) that are employed	59.97% (773/1,289)	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62.48% (11,761/18,824)	62.95%
2. Percentage of undergraduate programs with accreditation	89.69% (87/97)	93.81%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	3.45% (1/29)	3.85%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	21.43% (6/28)	30.77%
c. producing technologies for commercialization or livelihood improvement or	3.45% (1/29)	7.69%
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	77% (643/835)	86.67%
2. Percentage of accredited graduate programs	71.43% (10/14)	85.71%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	12
Output Indicators
1. Number of research outputs completed within the year	21	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	6.76% (5/74)	10.59%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	11	15

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Output Indicators
1. Number of trainees weighted by the length of training	885	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	21	50
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	92.32% (817/885)	94%

L.4. LEYTE NORMAL UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	73%	73%
2. Percentage of graduates (2 years prior) that are employed	55%	56%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	78%	78%
2. Percentage of undergraduate programs with accreditation	64%	64%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0%	50%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	0%	50%

JANUARY 3, 2022	OFFICIAL GAZETTE	135
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	4%	5%
2. Percentage of accredited graduate programs	78%	83%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	7	10
Output Indicators
1. Number of research outputs completed within the year	40	42
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	27.50%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	2	3
Output Indicators
1. Number of trainees weighted by the length of training	60,798	61,102
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	7
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	86%

L.5. NORTHWEST SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

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Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45%	50%
2. Percentage of graduates (2 years prior) that are employed	28%	30%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	75.70%	77.08%
2. Percentage of undergraduate programs with accreditation	62%	73%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	0%	20%
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	50%	50%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1
Output Indicators
1. Number of research outputs completed within the year	10	11
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	3%	7%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator

JANUARY 3, 2022	OFFICIAL GAZETTE	137
STATE UNIVERSITIES AND COLLEGES

1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	14
Output Indicators
1. Number of trainees weighted by the length of training	2,845	3,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

L.6. PALOMPON POLYTECHNIC STATE UNIVERSITY

(Palompon Institute of Technology)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	55.78%	60%
2. Percentage of graduates (2 years prior) that are employed	42%	43%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.63%	93%
2. Percentage of undergraduate programs with accreditation	85%	100%
Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	1

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Output Indicators
1. Number of research outputs completed within the year	29	35
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	6	10
Output Indicators
1. Number of trainees weighted by the length of training	509	535
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	15	20
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	83%	97%

L.7. SAMAR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	51.20%	52%
2. Percentage of graduates (2 years prior) that are employed	53.95%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	88.35%	89%
2. Percentage of undergraduate programs with accreditation	95%	95%

JANUARY 3, 2022	OFFICIAL GAZETTE	139
STATE UNIVERSITIES AND COLLEGES

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	48%	54%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	71%	86%
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	36	38
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	24%	25%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	21
Output Indicators
1. Number of trainees weighted by the length of training	3,911	4,120
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	33	35
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	88%	90%

L.8. SOUTHERN LEYTE STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

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Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.46%	60%
2. Percentage of graduates (2 years prior) that are employed	43.78%	55%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	95.92%
2. Percentage of undergraduate programs with accreditation	88.46%	97%
Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program	3.51%	8%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	62.26%	70%
2. Percentage of accredited graduate programs	62.50%	100%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8

JANUARY 3, 2022	OFFICIAL GAZETTE	141
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	21	46
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	20.83%	25%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	44
Output Indicators
1. Number of trainees weighted by the length of training	8,128	8,720
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	64	77
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	95.07%	98.50%

L.9. UNIVERSITY OF EASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	82.59%	87%
2. Percentage of graduates (2 years prior) that are employed	86%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	84%	85%
2. Percentage of undergraduate programs with accreditation	95%	100%

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Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	45%	48%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	80%	83%
c. producing technologies for commercialization or livelihood improvement or	18%	20%
d. whose research work resulted in an extension program	20%	22%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	88%	89%
2. Percentage of accredited graduate programs	46%	48%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	100	110
Output Indicators
1. Number of research outputs completed within the year	40	45
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	30%	33%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	23	36
Output Indicators
1. Number of trainees weighted by the length of training	5,100	5,100
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	11	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	90%

L.10. VISAYAS STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

JANUARY 3, 2022	OFFICIAL GAZETTE	143
STATE UNIVERSITIES AND COLLEGES

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	98%	60.6%
2. Percentage of graduates (2 years prior) that are employed	80% (983/1,229)	82.08%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	85% (9,818/11,611)	86%
2. Percentage of undergraduate programs with accreditation	61% (17/28)	92.50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	20% (32/159)	23%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	84% (314/374)	86%
2. Percentage of accredited graduate programs	76% (16/21)	91.42%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	56	60

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Output Indicators
1. Number of research outputs completed within the year	42	45
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	32%	35%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	16	20
Output Indicators
1. Number of trainees weighted by the length of training	24,623	26,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	32	35
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	93%	95%

M. REGION IX - ZAMBOANGA PENINSULA

M.1. BASILAN STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	77%	50%
2. Percentage of graduates (2 years prior) with accreditation	12.60%	89%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65.74%	89%

JANUARY 3, 2022	OFFICIAL GAZETTE	145
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	72%	55%
Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	8
2. Percentage increase in the number of research outputs in the last three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	18	12
2. Percentage of research outputs presented in national, regional,, and international for a within the year	100%	100%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	16
Output Indicators
1. Number of trainees weighted by the length of training	500	2,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	8
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	95%	96%

M.2. J. H. CERILLES STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	Baseline	2022 Targets

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Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	26.92%	31%
2. Percentage of graduates (2 years prior) that are employed	55%	91%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.85%	95%
2. Percentage of undergraduate programs with accreditation	37% (Level 1)	75%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last	4	6
three years utilized by the industry or by other beneficiaries
Output Indicators
1. Number of research outputs completed within the year	7	12
2. Percentage of research outputs presented in national, regional, and international for a within the year	85.71% (6/7)	93%
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	12
Output Indicators
1. Number of trainees weighted by the length of training	779.50	3,630
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	11
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	92.4% (487/527)	94.50%

M.3. JOSE RIZAL MEMORIAL STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

JANUARY 3, 2022	OFFICIAL GAZETTE	147
STATE UNIVERSITIES AND COLLEGES

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44.29%	44.29%
2. Percentage of graduates (2 years prior) that are employed	36%	36%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	98.22%	98.22%
2. Percentage of undergraduate programs with accreditation	88.14%	88.14%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	30	30
Output Indicators
1. Number of research outputs completed within the year	131	131
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	14.98%	14.98%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	63	63
Output Indicators
1. Number of trainees weighted by the length of training	11,444	11,444
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	57	57
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99.34%	100%

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M.4. WESTERN MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	44% (1,379/3,108)	49%
2. Percentage of graduates (2 years prior) that are employed	14% (333/2,374)	20%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	62% (7,751/12,411)	76%
2. Percentage of undergraduate programs with accreditation	89% (40/45)	91%

Higher education research improved to promote economic productivity and innovation
RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	8
Output Indicators
1. Number of research outputs completed within the year	9	12
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	45% (4/9)	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	10
Output Indicators
1. Number of trainees weighted by the length of training	4,434	6,500

JANUARY 3, 2022	OFFICIAL GAZETTE	149
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	99% (2,929/2,932)	99%

M.5. ZAMBOANGA CITY STATE POLYTECHNIC COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	43.49%	44%
2. Percentage of graduates (2 years prior) that are employed	85%	85%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72.26%	73%
2. Percentage of undergraduate programs with accreditation	94.12%	95%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	2
Output Indicators
1. Number of research outputs completed within the year	5	8
2. Percentage of research outputs presented in national, regional,, and international fora within the year	45%	48%

Community engagement increased

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TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	110	110
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	7	8
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

M.6. ZAMBOANGA STATE COLLEGE OF MARINE SCIENCES AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	20.83%	22%
2. Percentage of graduates (2 years prior) that are employed	40.12% (270/563)	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	80%
2. Percentage of undergraduate programs with accreditation	72%	81.25%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	1

JANUARY 3, 2022	OFFICIAL GAZETTE	151
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	3	6
2. Percentage of research outputs presented in national, regional,, and international fora within the year	50%	80%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	12	12
Output Indicators
1. Number of trainees weighted by the length of training	550	600
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	8
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	100%	100%

N. REGION X - NORTHERN MINDANAO

N.1. BUKIDNON STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	54.01% (out of 55.67%)	59%
2. Percentage of graduates (2 years prior) that are employed	33.08% (526/1,590)	39%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	23.66% (1,899/8,026)	24%

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2. Percentage of undergraduate programs with accreditation	85% (17/20)	90.47%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	18.60% (8/43)	19%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100% (544/544)	100%
2. Percentage of accredited graduate programs	28.57% (2/7)	42.85%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	0	5
Output Indicators
1. Number of research outputs completed within the year	13	17
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	37	39
Output Indicators
1. Number of trainees weighted by the length of training	3,469	3,550
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	19
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	87% (125/144)	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	153
STATE UNIVERSITIES AND COLLEGES

N.2. CAMIGUIN POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	48.51%	46.15%
2. Percentage of graduates (2 years prior) that are employed	66.35%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83.51%	49.81%
2. Percentage of undergraduate programs with accreditation	88.24%	93.75%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	80%	72.73%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	30%	100%
2. Percentage of accredited graduate programs	100.00%	100%

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N.3. CENTRAL MINDANAO UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	64%	64%
2. Percentage of graduates (2 years prior) that are employed	54%	15%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	40%
2. Percentage of undergraduate programs with accreditation	93%	94%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	20	30
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	15%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	85	150
Output Indicators
1. Number of trainees weighted by the length of training	4,099	3,500

JANUARY 3, 2022	OFFICIAL GAZETTE	155
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	97%	97%

N.4. MSU-ILIGAN INSTITUTE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	83% (717 / 861)	83% (1,095 / 1,318)
2. Percentage of graduates (2 years prior) that are employed	22.38% (499 / 2,230)	54% (880 / 1,623)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	79% (9,720 / 12,245)	82% (6,811 / 8,305)
2. Percentage of undergraduate programs with accreditation	68% (30 / 44)	81% (34/42)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	73% (89/ 122)	19% (90 / 484)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	61% (74 / 122)	32% (153 / 484)
c. producing technologies for commercialization or livelihood improvement or	16% (19 / 122)	7% (33 / 484)

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d. whose research work resulted in an extension program	13% (16 / 122)	6% (30 / 484)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	84% (712 / 848)	100% (1,215/1,215)
2. Percentage of accredited graduate programs	88% (35 / 40)	78% (36 / 46)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3
Output Indicators
1. Number of research outputs completed within the year	180	180
2. Percentage of research outputs presented in national, regional,, and international fora within the year	25.5% (46/180)	97% (175/180)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	132	168
Output Indicators
1. Number of trainees weighted by the length of training	9,575	11,950
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	104	141
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	90%	90% (10,755/11,950)

N.5. NORTHERN BUKIDNON STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

JANUARY 3, 2022	OFFICIAL GAZETTE	157
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	N/A	70%
2. Percentage of graduates (2 years prior) that are employed	N/A	75%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	N/A	70%
2. Percentage of undergraduate programs with accreditation	N/A	50%

N.6. NORTHWESTERN MINDANAO STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	47%	50%
2. Percentage of graduates (2 years prior) that are employed	57%	60%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	83%	85%
2. Percentage of undergraduate programs with accreditation	85%	86%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N / A	N / A

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b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N / A	N / A
c. producing technologies for commercialization or livelihood improvement or	N / A	N / A
d. whose research work resulted in an extension program	N / A	N / A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	N / A	N / A
2. Percentage of accredited graduate programs	N / A	N / A

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	5
Output Indicators
1. Number of research outputs completed within the year	16	28
2. Percentage of research outputs presented in national, regional,, and international for a within the year	20%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	30
Output Indicators
1. Number of trainees weighted by the length of training	150	250
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	7
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	85%	85%

N.7. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CAGAYAN DE ORO CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

JANUARY 3, 2022	OFFICIAL GAZETTE	159
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	60% (467/780)	60%
2. Percentage of graduates (2 years prior) that are employed	65.69% (982/1,495)	68%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	97.03%	98%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	80%	80%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	N/A	N/A
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	84.21%	84.21%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	13	13
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	41.07% (23/56)	50%

Community engagement increased

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TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	15	15
Output Indicators
1. Number of trainees weighted by the length of training	7,325.50	7,325.50
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	5	6
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	98.50%	98.50%

N.8. UNIVERSITY OF SCIENCE AND TECHNOLOGY OF SOUTHERN PHILIPPINES - CLAVERIA CAMPUS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	35%	37%
2. Percentage of graduates (2 years prior) that are employed	70%	78%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	3

JANUARY 3, 2022	OFFICIAL GAZETTE	161
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of research outputs completed within the year	24	24
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	29%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,777	3,781
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	1
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	63%	75%

O. REGION XI - DAVAO

O.1. COMPOSTELA VALLEY STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	13%(118/925)	27% (290 /1,075)
2. Percentage of graduates (2 years prior) that are employed	N / A	85% (903/1,062)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (1,179 / 1,179)	100% (17,878 / 17,878)

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2. Percentage of undergraduate programs with accreditation	N/A	80% (12 / 15)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	6
Output Indicators
1. Number of research outputs completed within the year	3	9
2. Percentage of research outputs presented in national, regional, and international for a in the last three (3) years	100% (10 / 10)	100% (18 / 18)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	16
Output Indicators
1. Number of trainees weighted by the length of training	50	500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	1	5
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90% (45 / 50)	100% (500 / 500)

O.2. DAVAO DEL NORTE STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

JANUARY 3, 2022	OFFICIAL GAZETTE	163
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	68.83%	86.24%
2. Percentage of graduates (2 years prior) that are employed	94%	95%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	91.93%	93.77%
2. Percentage of undergraduate programs with accreditation	83.33% (5/6)	100% (6 / 6)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	0%	93.33%
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	74.59%	100.00%
2. Percentage of accredited graduate programs	20%	33.33% (2 / 6)

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	10	15
Output Indicators
1. Number of research outputs completed within the year	16	31
2. Percentage of research outputs presented in national, regional, and international for a in the last three years	52.94%	55%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	18	28

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Output Indicators
1. Number of trainees weighted by the length of training	936.5	950
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	17	17
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	38.21%	99.63%

O.3. DAVAO DEL SUR STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	N/A	50% (67/133)
2. Percentage of graduates (2 years prior) that are employed	N/A	50% (250/500)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	N/A	100% (5,000/5,000)
2. Percentage of undergraduate programs with accreditation	N/A	100% (8/8)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	1
Output Indicators
1. Number of research outputs completed within the year	N/A	2
2. Percentage of research outputs presented in national, regional, and international for a within the year	N/A	50% (1/2)

JANUARY 3, 2022	OFFICIAL GAZETTE	165
STATE UNIVERSITIES AND COLLEGES

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	N/A	5
Output Indicators
1. Number of trainees weighted by the length of training	N/A	750
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	N/A	2
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	N/A	94	% (588/625)

O.4. DAVAO ORIENTAL STATE COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45%	55% (644/1,170)
2. Percentage of graduates (2 years prior) that are employed	60%	66% (811/1,228)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	35.26%	48% (4,327/9,015)
2. Percentage of undergraduate programs with accreditation	100%	100% (30/30)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator

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1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	4	10
Output Indicators
1. Number of research outputs completed within the year	28	30
2. Percentage of research outputs presented in national, regional, and international for a within the year	300%	92% (8/9)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	18
Output Indicators
1. Number of trainees weighted by the length of training	5,000	7,000
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	50	40
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	50%	90% (6,300/7,000)

O.5. SOUTHERN PHILIPPINES AGRI-BUSINESS AND MARINE AND AQUATIC SCHOOL OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	53%	70% (49/70)
2. Percentage of graduates (2 years prior) that are employed	45%	80% (75/93)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100% (2,550/2,550)	100% (4,577/4,577)

JANUARY 3, 2022	OFFICIAL GAZETTE	167
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	100% (12/12)	34% (8/23)

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	5
Output Indicators
1. Number of research outputs completed within the year	11	12
2. Percentage of research outputs presented in national, regional, and international for a within the year	72% (8/11)	100% (12/12)
Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	22	29
Output Indicators
1. Number of trainees weighted by the length of training	560	1,440
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	14	14
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	94%	95% (1,368/1,440)

O.6. UNIVERSITY OF SOUTHEASTERN PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators

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1. Percentage of first-time licensure exam takers that pass the licensure exams	48%	75% (245/326)
2. Percentage of graduates (2 years prior) that are employed	1%	35% (498/1,424)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	72%	95% (7,550/8,895)
2. Percentage of undergraduate programs with accreditation	76%	97% (29/30)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:	1%	75% (135/180)
a. pursuing advanced research degree programs (Ph.D) or
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or
c. producing technologies for commercialization or livelihood improvement or
d. whose research work resulted in an extension program

Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	64%	100% (2,000/2,000)
2. Percentage of accredited graduate programs	80%	86% (24/28)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	10
Output Indicators
1. Number of research outputs completed within the year	24	41
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	16%	22% (35/161)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	8	20
Output Indicators
1. Number of trainees weighted by the length of training	3,600	4,600

JANUARY 3, 2022	OFFICIAL GAZETTE	169
STATE UNIVERSITIES AND COLLEGES

2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	12
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	96% (4,416/4,600)

P. REGION XII - SOCCSKSARGEN

P.1. COTABATO FOUNDATION COLLEGE OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	21.57%	25%
2. Percentage of graduates (2 years prior) that are employed	50%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	94.04%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	22.22%	26%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	33.33%	34.78%

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c. producing technologies for commercialization or livelihood improvement or	8.70%	8.70%
d. whose research work resulted in an extension program	8.70%	8.70%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	15.17%	41%
2. Percentage of accredited graduate programs	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	6
Output Indicators
1. Number of trainees weighted by the length of training	3,627	4,749
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	13
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	90%

CUSTODIAL CARE PROGRAM
Outcome Indicator
1. Percentage of graduates (CCP residents) employed within year after graduation	35%	52%
Output Indicators
1. Percentage of poor / disadvantaged students (CCP residents) served for non-academic needs	90%	100%
2. Percentage of students (CCP residents) who graduate within the prescribed period	4.75%	85%

P.2. SOUTH COTABATO STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

JANUARY 3, 2022	OFFICIAL GAZETTE	171
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	N/A	0%
2. Percentage of graduates (2 years prior) that are employed	N/A	0%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	N/A	100%
2. Percentage of undergraduate programs with accreditation	N/A	0%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	N/A	0
Output Indicators
1. Number of research outputs completed within the year	N/A	0
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	N/A	5%

P.3. SULTAN KUDARAT STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	38%	42%
2. Percentage of graduates (2 years prior) that are employed	40%	57%

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Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	50%	86%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	0%	9%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	0%	19%
c. producing technologies for commercialization or livelihood improvement or	0%	2%
d. whose research work resulted in an extension program	0%	3%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	50%	75%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	5	8
Output Indicators
1. Number of research outputs completed within the year	10	19
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	0%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	10
Output Indicators
1. Number of trainees weighted by the length of training	1,700	1,760
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	0	9

JANUARY 3, 2022	OFFICIAL GAZETTE	173
STATE UNIVERSITIES AND COLLEGES

3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	95%	97%

P.4. UNIVERSITY OF SOUTHERN MINDANAO

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	30%	30%
2. Percentage of graduates (2 years prior) that are employed	80%	80%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	50%	50%
2. Percentage of undergraduate programs with accreditation	70%	70%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	10%	10%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	10%	10%
c. producing technologies for commercialization or livelihood improvement or	10%	0%
d. whose research work resulted in an extension program	10%	0%

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Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	10%	10%
2. Percentage of accredited graduate programs	50%	50%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	20	20
Output Indicators
1. Number of research outputs completed within the year	5	5
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	10%	10%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	5	5
Output Indicators
1. Number of trainees weighted by the length of training	2,200	2,200
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	80%	80%

Q. REGION XIII - CARAGA

Q.1. AGUSAN DEL SUR STATE COLLEGE OF AGRICULTURE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

JANUARY 3, 2022	OFFICIAL GAZETTE	175
STATE UNIVERSITIES AND COLLEGES

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	45%	101.1	% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	84.52%	98.10%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	100%	100%
2. Percentage of undergraduate programs with accreditation	100%	100%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	85.71%	100%
c. producing technologies for commercialization or livelihood improvement or	N/A	36.36%
d. whose research work resulted in an extension program	N/A	36.36%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	100%	100%
2. Percentage of accredited graduate programs	28%	100%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	3	8
Output Indicators
1. Number of research outputs completed within the year	10	45
2. Percentage of research outputs presented in national, regional, and international for a within the year	100%	100%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	9

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Output Indicators
1. Number of trainees weighted by the length of training	870	3,555
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	19
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	98.84%	100%

Q.2. CARAGA STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	101.1% (or NPR)	101.10% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	65%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	65%
2. Percentage of undergraduate programs with accreditation	20%	20%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	50%	50%

JANUARY 3, 2022	OFFICIAL GAZETTE	177
STATE UNIVERSITIES AND COLLEGES

c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	70%	70%
2. Percentage of accredited graduate programs	20%	20%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	9	9
Output Indicators
1. Number of research outputs completed within the year	55	55
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	50%	50%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	9	9
Output Indicators
1. Number of trainees weighted by the length of training	1,500	1,500
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	10
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	70%	70%

Q.3. SURIGAO DEL SUR STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

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Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	95%	106.10% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	56%	59%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	49%	55%
2. Percentage of undergraduate programs with accreditation	70%	80%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	N/A	N/A
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	60%	84%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	70%	95%
2. Percentage of accredited graduate programs	70%	80%

RESEARCH PROGRAM

Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3
Output Indicators
1. Number of research outputs completed within the year	25	34
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	5%	8%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator

JANUARY 3, 2022	OFFICIAL GAZETTE	179
STATE UNIVERSITIES AND COLLEGES

1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	16
Output Indicators
1. Number of trainees weighted by the length of training	N/A	N/A
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	3	4
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	98%	98%

Q.4. SURIGAO STATE COLLEGE OF TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	81.51%	100% (of NPR)
2. Percentage of graduates (2 years prior) that are employed	40%	50%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	65%	71%
2. Percentage of undergraduate programs with accreditation	63%	71%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicator
1. Percentage of graduate school faculty engaged in research work applied for any of the following:
a. pursuing advanced CHED-identified or RDC-identified priority programs (Ph.D.)	N/A	N/A

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b. actively pursuing with the last three (3) years (investigate research, basic and applied scientific research, policy research, social science research) or	66%	78%
c. producing technologies for commercialization or livelihood improvement or	N/A	N/A
d. whose research extension work resulted in an extension program	N/A	N/A
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	83%	87%
2. Percentage of accredited graduate programs	60%	80%

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	1	7
Output Indicators
1. Number of research outputs completed within the year	22	34
2. Percentage of research outputs presented in national, regional, and international for a within the year	25%	42%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	10	30
Output Indicators
1. Number of trainees weighted by the length of training	1,360	1,950
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	10	26
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	90%	95%

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. ADIONG MEMORIAL POLYTECHNIC STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

JANUARY 3, 2022	OFFICIAL GAZETTE	181
STATE UNIVERSITIES AND COLLEGES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams School of Nursing School of Education	20%	25%
2. Percentage of graduates (2 years prior) that are employed	60%	65%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	40%	50%
2. Percentage of undergraduate programs with accreditation	45%	50%

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	10%	15%
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science reseach) or	10%	13%
c. producing technologies for commercialization or livelihood improvement or	15%	17%
d. whose research work resulted in an extension program	10%	12%
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	5%	10%
2. Percentage of accredited graduate programs	5%	5%

RESEARCH PROGRAM
Outcome Indicators
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	3

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Output Indicators
1. Number of research outputs completed within the year	2	3
2. Percentage of research outputs presented in national, regional, and international for a within the year	2%	2%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicators
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	7	11
Output Indicators
1. Number of trainees weighted by the length of training	75	95
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	55%	65%

R.2. COTABATO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	40%	42%
2. Percentage of graduates (2 years prior) that are employed	42%	45%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	56%	60%

JANUARY 3, 2022	OFFICIAL GAZETTE	183
STATE UNIVERSITIES AND COLLEGES

2. Percentage of undergraduate programs with accreditation	88.24%	94.12%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	4
Output Indicators
1. Number of research outputs completed within the year	30	31
2. Percentage of research outputs presented in national, regional, and international for a within the year	7%	13%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	13	15
Output Indicators
1. Number of trainees weighted by the length of training	2,800	2,900
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	8	10
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	85%	87%

R.3. MINDANAO STATE UNIVERSITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

184	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	65% (999/1,545)	83% (2,835/3,408)
2. Percentage of graduates (2 years prior) that are employed	43% (1,378/3,170)	82% (8,456/10,287)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	51% (7,729/15,162)	93% (38,475/41,436)
2. Percentage of undergraduate programs with accreditation	49% (72/146)	39% (77/198)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	50% (20/40)	43% (80/188)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	11% (20/186)	39% (74/188)
c. producing technologies for commercialization or livelihood improvement or	16% (5/32)	21% (39/188)
d. whose research work resulted in an extension program	13% (4/32)	24% (46/188)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	18% (163/921)	75% (4,037/5,401)
2. Percentage of accredited graduate programs	11% (1/9)	34% (25/74)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	293	621
Output Indicators
1. Number of research outputs completed within the year	202	245
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	14% (25/180)	50% (107/215)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	41	243

JANUARY 3, 2022	OFFICIAL GAZETTE	185
STATE UNIVERSITIES AND COLLEGES

Output Indicators
1. Number of trainees weighted by the length of training	44,619		16,890
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	231		82
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	89	% (15,280/17,178)	98% (16,007/16,308)

R.4. MSU-TAWI-TAWI COLLEGE OF TECHNOLOGY AND OCEANOGRAPHY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams	79.34%	84% (246/293)
2. Percentage of graduates (2 years prior) that are employed	16.12%	21% (73/348)
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	92.28%	92.29%(1,581/1,713)
2. Percentage of undergraduate programs with accreditation	14%	13% (4/32)

Higher education research improved to promote economic productivity and innovation

ADVANCED EDUCATION PROGRAM
Outcome Indicators
1. Percentage of graduate school faculty engaged in research work applied in any of the following:
a. pursuing advanced research degree programs (Ph.D) or	58.33%	60.71% (17/28)
b. actively pursuing within the last three (3) years (investigative research, basic and applied scientific research, policy research, social science research) or	7% (6/82)	35.71% (10/28)

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c. producing technologies for commercialization or livelihood improvement or	5% (4/82)	35.71% (10/28)
d. whose research work resulted in an extension program	12.50%	17.86% (5/28)
Output Indicators
1. Percentage of graduate students enrolled in CHED-identified or RDC-identified priority programs	79.01%	84% (136/162)
2. Percentage of accredited graduate programs	20%	25% (2/8)

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	2	2
Output Indicators
1. Number of research outputs completed within the year	21	26
2. Percentage of research outputs published in internationally-referred or CHED recognized journal within the year	5% (4/77)	5.19% (4/77)

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	5
Output Indicators
1. Number of trainees weighted by the length of training	1,262	1,300
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	4
3. Percentage of beneficiaries who rate the training course/s and advisory services as satisfactory or higher in terms of quality and relevance	80%	85.03% (1,227/1,443)

R.5. SULU STATE COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

2.	Higher education research improved to promote economic productivity and innovation

3.	Community engagement increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

JANUARY 3, 2022	OFFICIAL GAZETTE	187
STATE UNIVERSITIES AND COLLEGES

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased
HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams School of Nursing	87%	90%
School of Education	15%	50%
2. Percentage of graduates (2 years prior) that are employed	6%	88%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs	11%	30%
2. Percentage of undergraduate programs with accreditation	1%	90%

Higher education research improved to promote economic productivity and innovation

RESEARCH PROGRAM
Outcome Indicator
1. Number of research outputs in the last three years utilized by the industry or by other beneficiaries	23	61
Output Indicators
1. Number of research outputs completed within the year	16	31
2. Percentage of research outputs presented in national, regional, and international for a within the year	1%	30%

Community engagement increased

TECHNICAL ADVISORY EXTENSION PROGRAM
Outcome Indicator
1. Number of active partnerships with LGUs, industries, NGOs, NGAs, SMEs, and other stakeholders as a result of extension activities	3	10
Output Indicators
1. Number of trainees weighted by the length of training	329	700
2. Number of extension programs organized and supported consistent with the SUC’s mandated and priority programs	2	15
3. Percentage of beneficiaries who rate the training course/s as satisfactory or higher in terms of quality and relevance	83%	90%

R.6. TAWI-TAWI REGIONAL AGRICULTURAL COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

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GENERAL APPROPRIATIONS ACT, FY 2022

Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and quality tertiary education ensured to achieve inclusive growth and access of poor but deserving students to quality tertiary education increased

HIGHER EDUCATION PROGRAM
Outcome Indicators
1. Percentage of first-time licensure exam takers that pass the licensure exams School of Nursing School of Education	8.09% (19/235)	89%
2. Percentage of graduates (2 years prior) that are employed	113.5% (27/24)	83%
Output Indicators
1. Percentage of undergraduate students enrolled in CHED-identified and RDC-identified priority programs with accreditation	3	11%
2. Percentage of undergraduate programs with accreditation	N/A	85%

JANUARY 3, 2022	OFFICIAL GAZETTE	189
DEPARTMENT OF ENERGY

IX. DEPARTMENT OF ENERGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Required energy supply level attained

2.	Sustainable consumption of energy promoted and achieved

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Required energy supply level attained

NATIONAL AND REGIONAL ENERGY PLANNING PROGRAM
Outcome Indicators
1. Percentage of stakeholders rating the energy plans and programs as acceptable	85%	85%
2. Percentage of policy recommendations adopted in the short, medium and long-term national energy plans/programs/targets	75%	75%
Output Indicators
1. Number of energy plans prepared and updated	2	1
2. Number of statistical research and studies prepared/updated	10	60
3. Percentage of project evaluation and monitoring conducted on time	75%	75%
4. Number of applications for Certification of Energy Project of National Significance processed/evaluated	12 (2018)	20

CONVENTIONAL ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of awareness of the target audience on the promoted message or technical advice	80%	80%
2. Percentage of conventional energy projects with satisfactory safety performance	Based on active service contracts	80%
3. Percentage increase in investments in conventional energy development	Php 20B	5%
Output Indicators
1. Number of contracts and/or circulars drafted, prepared and reviewed	5	7
2. Number of information, education, communication, and other promotional activities conducted on conventional energy development	10	15
3. Number of monitoring activities/inspections conducted on conventional energy projects	92	298

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GENERAL APPROPRIATIONS ACT, FY 2022

RENEWABLE ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of renewable energy resources over total energy resource supply	6,959 MW installed capacity	7%
2. Percentage increase in investments in renewable energy development	117 existing plants	2%
Output Indicators
1. Percentage of issuances and permits on renewable energy development issued on time	85%	84%
2. Number of information, education, communication, and other promotional activities conducted on renewable energy	20	82
3. Number of inspection conducted on renewable energy development projects	200	332

DOWNSTREAM ENERGY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in investment in the downstream oil and gas industry, providing quality fuels and safe technology for environment and consumer protection	Php 190.3B (2020)	0.80%
2. Percentage increase in the number of participants informed on matters in the downstream oil and gas industry	1,983 participants (2018)	0.80%
Output Indicators
1. Number of issued permits/accreditations/acknowledgements/endorsements and reports submitted	2,000	4,022
2. Number of information, education, communication and other promotional activities conducted on the downstream oil and gas sector	20	7
3. Number of downstream oil and gas field work and operational monitoring activities conducted	695	693

4. Number of plans and policies updated/formulated, monitored and recommended for adoption and implementation	N/A	5
ELECTRIC POWER INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator
1. Issued and adopted plans and policies to attain energy supply security and reliability, energy access and electricity market competitivenes and power sector reforms	14	12
Output Indicators
1. Number of plans/policies prepared, updated and disseminated	8 policies and 3 plans	8 policies and 4 plans
2. Number of information, education, promotional events and public consultations, etc. undertaken on electric power industry	13	39
3. Number of applications for Certificate of Endorsement on investment in the energy sector processed	55	128

JANUARY 3, 2022	OFFICIAL GAZETTE	191
DEPARTMENT OF ENERGY

Sustainable consumption of energy promoted and achieved

ENERGY EFFICIENCY AND CONSERVATION PROGRAM
Outcome Indicators
1. Percentage increase in public awareness on energy efficiency and conservation in fuels and electricity	4,000 participants	10%
2. Percentage increase in the number of establishments that had undergone energy audits	45 establishments	10%
Output Indicators
1. Number of information, education, communication, and other promotional events undertaken on energy efficiency and conservation program	27	33
2. Number of energy audit in government agencies conducted on time	56 (2017)	76

ALTERNATIVE FUELS AND TECHNOLOGIES PROGRAM
Outcome Indicator
1. Number of alternative fuels and energy technologies promoted	3	3
Output Indicators
1. Number of technical assistance/evaluation completed on time	6	8
2. Number of information, education, communication, and other promotional events conducted on alternative fuels and technologies	12	7
3. Number of policies formulated/permits issued related to alternative fuels & technologies issued on time	3	4

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X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Natural Resources Sustainably Managed

NATURAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage of illegal logging hotspot areas neutralized	16	By the end of 2022, illegal logging hotspots decreased by 50%
2. Percentage of 8.2M ha of forests protected against forest fires, poaching, pest and diseases, etc.	8.2M ha.	75% protected against forest fire, poaching, pest and diseases
Output Indicators
1. Number of hectares of open-access/untenured lands of the public domain placed under appropriate management arrangement/tenure	3.5M ha.	15% of open-access/untenured lands of the public domain placed under appropriate management arrangement/ tenure
2. Percentage of wildlife permits, certifications and/or clearance applications acted upon within 7 working days from date of receipt	9,137	80% of wildlife permit applications acted upon

NATURAL RESOURCES CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Area of terrestrial protected areas (including inland wetlands and caves) under the NIPAS effectively managed increased (in ha.)	Poor - 5,401.58 ha. Fair - 319,994.99 ha. Good - 1,258,782.29 ha. Excellent - 72,173.80 ha.	Poor - 0 ha. Fair - 5,401.58 ha. Good - 319,994.99 ha Excellent - 1,330,956.09 ha.
2. Area of marine protected areas under NIPAS effectively managed increased (ha.)	Poor - 0 ha. Fair - 1,439,448.20 ha.aea Good - 916,204.89 ha. Excellent - 16,490.63 ha.	Poor - 0 ha. Fair - 0 ha Good - 1,439,448.20 ha. Excellent - 1,287,266.08 ha.
3. Ownership of public alienable and disposable lands secured (2011-Present)	1,089,950 patents (490,199 residential and 599,751 agricultural)	By the end of 2022, 360,000 residential and agricultural patents issued
4. Percentage increase in forest cover	8.2M ha.	By the end of 2022, forest cover increased by 12%

JANUARY 3, 2022	OFFICIAL GAZETTE	193
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

Output Indicators
1. Number of terrestrial protected areas/wetlands/caves established/conserved
Inland Wetlands	13	17
Caves	20	18
2. Number of critical habitats established and managed	7 managed	2 established and 7 managed
3. Number of legislated NIPAS MPAS with Water Quality Assessment Monitoring conducted	N/A	31
4. Number of established Marine Protected Areas Network (within NIPAS MPA or with at least one NIPAS MPA component strengthened)	33	3
5. Number of residential free patents issued	490,199 patents (2011-2020)	21,268
6. Area of denuded and degraded forestlands/PAs decreased (in ha. cumulative)	7.6M ha.	45,706 ha.
7. Number of hectares planted area maintained and protected	1.86M ha.	192,645 ha.
8. Percentage of annual survival rate of seedlings planted	N/A	85%

Adaptive Capacities of Human Communities and Natural Systems Improved

ENVIRONMENT AND NATURAL RESOURCES RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of critical watershed with interventions implemented	94	By the end of 2022, 100% of critical watersheds with interventions implemented
Output Indicator
1. Number of priority critical watershed supporting National Irrigation System characterized and vulnerability assessed	94	24

B. ENVIRONMENTAL MANAGEMENT BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Clean and Healthy Environment Sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Clean and Healthy Environment Sustained

ENVIRONMENTAL ASSESSMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage increase of environmentally compliant projects (from the baseline)	85%	2% increase

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2. Percentage increase in stakeholders’ environmental awareness and participation	86%	50% increase
3. Assessed potential pollution problems	1	1
Output Indicators
1. Number of projects monitored based on ECC conditions with reports submitted	14,323	14,910
2. Information, Education and Communication materials developed and disseminated	33,019	1,020,000

3. Number of environmental research studies conducted for policy purposes	1	1
ENVIRONMENTAL REGULATIONS AND POLLUTION CONTROL PROGRAM
Outcome Indicators
1. Percentage increase of LGUs complying with the Ecological Solid Waste Management Act	40%	5% increase
2. Percentage increase of industries complying with environmental standards	88%	2% increase
3. Percentage of HUCs and major urban centers within ambient air quality guideline/values (PM 10/2.5)	47% (baseline year: 2015)	55%
Output Indicators
1. Percentage of permits, clearances, and certificates issued within the prescribed timeframe	74%	80%
2. Number of sites/facilities or areas that have been inspected with report submitted	44,399	56,565
3. Percentage of cases/complaints acted upon within the prescribed timeframe	96%	96%

C. MINES AND GEOSCIENCES BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Natural Resources Sustainably Managed
MINERAL RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the revenues of government from mineral resources development	81.69%	10%
2. Percentage of monitored mining permits/contracts complying with laws, rules and regulations	63.37%	75%
Output Indicators
1. Mining applications (including other mining rights related applications) approved/denied/endorsed within the prescribed period	4,529	3,764
2. Number of mining permits/contracts monitored	940	1,226

JANUARY 3, 2022	OFFICIAL GAZETTE	195
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

MINERAL RESOURCES AND GEOSCIENCES DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of LGUs informed of their geology and mineral potential	12	12
Output Indicators
1. Percentage of total Philippine area surveyed for geology and mineral potential	7.60%	5.40%
2. Number of new mineral reservation areas assessed/endorsed for declaration	15	8

Adaptive Capacities of Human Communities and Natural Systems Improved

GEOLOGICAL RISK REDUCTION AND RESILIENCY PROGRAM
Outcome Indicator
1. Percentage of LGUs that included geohazard information in their Disaster Risk Reduction and Mitigation Plan, Comprehensive Land Use Plan,and/or Development Plans	77.70%	50%
Output Indicators
1. Number of cities and municipalities where vulnerabilities and risk assessments were conducted	180	80
2. Number of LGUs (cities/municipalities) provided with information, education, and communication campaigns on geohazards	200 cities/municipalities	90 cities/municipalities
3. Number of LGUs assessed for groundwater resources and vulnerability	91 cities/municipalities	50 cities/municipalities

D. NATIONAL MAPPING AND RESOURCE INFORMATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Adaptive capacities of human communities and natural systems improved
MAPPING AND RESOURCE INFORMATION PROGRAM
Outcome Indicators
1. Percentage of the Philippines with updated topographic base maps and nautical charts	68%	100% (1st cycle maps) 10% (new cycle charts) 90% (old cycle charts) 4.3% (new cycle charts) 55% (Electronic Navigational Charts)
2. Number of hits/access to the online database	163,164	240,000
Output Indicators
1. Number of maps and charts produced or updated and published	2,350	2,038

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2. Percentage of clients who rated the quality of maps and charts produced as satisfactory or better	99.72%	97%

E. NATIONAL WATER RESOURCES BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

1.	Natural Resources Sustainably Managed

2.	Adaptive Capacities of Human Communities and Natural Systems Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Natural Resources Sustainably Managed

WATER RESOURCES MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in public awareness of Water Code of the Philippines, Integrated Water Resources Management, Climate Change Adaptation, Core Functions and Services of NWRB	32.80%	25%
Output Indicators
1. Number of policies/plans endorsed or implemented	7	7
2. Number of information, education, and communication campaign conducted	4	2
3. Percentage of policies/plans endorsed or implemented that were consulted with external stakeholders	100%	100%

WATER RESOURCES ENFORCEMENT AND REGULATORY PROGRAM
Outcome Indicators
1. Percentage increase in the number of water use/water utilities regulated	7.70%	6% (from 2020 to 2022)
2. Percentage of violators penalized or with cases filed in court	18.70%	15%
3. Percentage reduction in illegal water use	16.41%	15%
Output Indicators
1. Number of permit applications (CWP/CPC) acted upon (approved/denied)	1,360	1,240
2. Number of water sources facilities monitored/assessed	6,851	4,112
3. Percentage of water use violations/complaints acted upon within the prescribed timeframe	50%	50%

Adaptive Capacities of Human Communities and Natural Systems Improved

WATER RESOURCES VULNERABILITY AND SUSTAINABILITY ASSESSMENT PROGRAM

Outcome Indicators

JANUARY 3, 2022	OFFICIAL GAZETTE	197
DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

1. Percentage increase in river basins and critical areas with scientifically robust water information and decision support tools	8 river basins and critical areas as of 2016	22% (2020 baseline:18 RBs and GW Critical Areas)
2. Number of LGUs adopting/using the developed plans including the operation of the monitoring stationsas basis for their groundwater protection and development program	3
Output Indicators
1. Number of water-constrained areas with Groundwater Management Plan developed	2	1
2. Number of water-constrained areas with groundwater monitoring wells established	2
3. Number of river basins with comprehensive water resources assessment	1	1

F. PALAWAN COUNCIL FOR SUSTAINABLE DEVELOPMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Natural Resources Sustainably Managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Natural resources sustainably managed
PALAWAN ENVIRONMENTALLY CRITICAL AREAS NETWORK (ECAN) MANAGEMENT PROGRAM
Outcome Indicators
1. Average score of all ECAN zones	27.39%	51.92%
2. Ratio of total seized wildlife to total wild-sourced trade permits issued	0.52	0.50
Output Indicators
1. Number of Environmentally Critical Areas Network (ECAN) maps updated	4	4
2. Percentage of wildlife traffic monitoring units (WTMUs) that are functional	40%	100%
3. Number of endemic species subjected to population studies	2	2

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XI. DEPARTMENT OF FINANCE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Fiscal sustainability attained

2.	Asset and debt effectively managed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fiscal sustainability attained
FINANCIAL SUSTAINABILITY AND REVENUE STRENGTHENING PROGRAM
Outcome Indicator(s)
1. Improved tax effort	FY 2018-14.7%, FY 2019-15.7%, FY 2020-14.0%	13.9%
2. Improved government system that ensure transparency in all extractive industry transactions	FY 2018-100%, FY 2019-100%, FY 2020-100%	100%
3. Sustained country’s position at the forefront of international and regional economic finance cooperation	FY 2018-5, FY 2019-25, FY 2020-34	7
Output Indicator(s)
1. Number of plans and policy advisories developed and issued or updated and disseminated	FY 2018-9.75, FY 2019-7, FY 2020-6	3
2. Recommended policies on information disclosure and to address barriers to the full implementation of EITI	FY 2018-4, FY 2019-4, FY 2020-4	8

3. Recommended policies on mainstreaming transparency and accountability in the extractives sector, and number of target government agencies, and mining, and oil and gas companies implementing and maintaining systems for extractives data disclosure

	FY 2020-4	N/A
4. Number of final outcome documents in various fora/ international agreements endorsed to the Secretary	FY 2020-14	1

Asset and debt effectively managed

ASSET AND LIABILITY MANAGEMENT PROGRAM
Outcome Indicator(s)

JANUARY 3, 2022	OFFICIAL GAZETTE	199
DEPARTMENT OF FINANCE

1. Percentage of dividends collected from GOCC / collection targets	FY 2018-403%, FY 2019-329%, FY 2020-844%	100%
2. Percentage of foreign borrowings and grants negotiated over targets	FY 2018-100%, FY 2019-645%, FY 2020-2,288%	100%
3. Percentage of released fund over the target	FY 2018-148%, FY 2019-134%, FY 2020-62.37%	105%
Output Indicator(s)
1. Amount collected as dividend from GOCCs	FY 2018- P40.28 B, FY 2019- P52.59 B, FY 2020- P135.08 B*	P16.0 B
2. Value of foreign borrowings and grants negotiated	FY 2018-US$ 3,133.03 M, FY 2019-US$ 4,518.58 M, FY 2020-US$ 16,015.72 M	US$ 4,000 M
3. Number of grants and loans approved	FY 2018-67, FY 2019-35, FY 2020-N/A	N/A

B. BUREAU OF CUSTOMS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Revenue collection improved

2.	Secured trade facilitation by international standards achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Revenue collection improved

CUSTOMS REVENUE ENHANCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in revenue collection	6.3%	7%
2. Proper/efficient examination and appraisal of imported goods resulted to additional revenues	2.16%	3.20%
3. Apprehension of smuggling activities	100	120
Output Indicator(s)
1. Amount of duties and taxes collected and percentage to BESF targets	P630,310 M	P663,077 M
2. Percentage of imported goods cleared within ten (10) days from filing of import declaration	96.61%	96.61%

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3. Number of cases filed under the Bureau’s Action Team Against Smugglers (BATAS) Program within fifteen (15) days	24 cases	36 cases

Secured trade facilitation by international standards achieved

CUSTOMS BORDER PROTECTION AND CARGO CONTROL AND CLEARANCE PROGRAM
Outcome Indicator(s)
1. Percentage of enforcement actions undertaken resulting to seizures	319%	150%
2. Percentage of cargo clearance process improved	2%	2%
3. Apprehension of anti-social goods from illegal drugs, counterfeit goods, product of environment crimes, etc.	220	260
Output Indicator(s)
1. Number of enforcement actions (alerts) undertaken	180	220
2. Percentage of shipment selected and physically examined or x-rayed	2%	2%
3. Number of cases of anti-social goods seized	180	220

C. BUREAU OF INTERNAL REVENUE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Improved Internal Revenue Collections

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Improved Internal Revenue Collections
REVENUE ADMINISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of registered business tax payers	2019: Percentage	3% increase in the number of registered taxpayers
Output Indicator(s)
1. Filing of Run After Tax Evaders (RATE) cases at DOJ	2020: number per year of cases	36 cases per year
2. Audit effort	2020: Percent in collection goal	3% of total collection goal
3. Collection performance	2020: Amount of collection in Peso	Attained+/- 2% of assigned goal

JANUARY 3, 2022	OFFICIAL GAZETTE	201
DEPARTMENT OF FINANCE

D. BUREAU OF LOCAL GOVERNMENT FINANCE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal sustainability of LGUs strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fiscal sustainability of LGUs strengthened
LOCAL FINANCE ADMINISTRATION PROGRAM
LOCAL FINANCE POLICY REFORMS AND FISCAL PERFORMANCE MONITORING AND EVALUATION SUB-PROGRAM
Outcome Indicator(s)
1. Ratio of LGU expenditures over total income	0.68	< or = 1
2. Percentage of actual collections of LGU from local taxes and other locally-generated revenue sources versus targets	78%	> or = 83%
3. Number of LGUs not exceeding 20% of their regular income for debt servicing	1,662	> or = 1,662
Output Indicator(s)
1. Percentage of requests for policy opinions and consultations provided in a timely manner	85%	> or = 90%
2. Percentage of LGU assessed on revenue and assessment performance	60%	> or = 60%
3. Percentage of LGUs evaluated for the issuance of certificate of net debt service ceiling and net borrowing capacity	95%	> or = 95%
LOCAL FINANCE CAPACITY DEVELOPMENT SUB-PROGRAM
Outcome Indicator(s)
1. Percentage of training satisfaction for training programs	92%	> or = 90%
Output Indicator(s)
1. Percentage of treasurers and assessors trained over the total number of treasurers/assessors	95%	> or = 95%
2. Percentage of LGU capacitated/informed on local finance policies	95%	> or = 95%
3. Number of trainings conducted for LGUs	47	> or = 60

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E. BUREAU OF THE TREASURY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1.	Efficiency in cash management improved

2.	Efficiency in debt management achieved

3.	Efficiency in accounting of NG financial transactions enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Efficiency in cash management improved
FINANCIAL ASSET MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Fund the total government cash requirement to be negotiated daily with LBP		100%
2. Return on NG cash resources		Php : BSP-ODF rate USD : Fed Funds rate
Output Indicator(s)
1. Deviation from Php 5 Billion Average Year to Date (AYTD) in MDS Seed Fund Account with LBP		2.00%
2. BSF: Percentage of Free Cash invested in money market instrument		At least 50% of BSF free cash invested (balance in excess of the 3-month maturing GS, net of BSF holdings)
3. Number of assets registered in the National Asset Registry		500
4. Number of NGAs with data captured in the National Asset Registry		3 NGAs

Efficiency in debt management achieved

DEBT AND RISK MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Government financing requirement met (In Million Pesos)		₱1,912,200
2. Refinancing risk efficiently managed		100% efficiency
3. Efficient debt monitoring and servicing		100% efficiency

JANUARY 3, 2022	OFFICIAL GAZETTE	203
DEPARTMENT OF FINANCE

Output Indicator(s)
1. Issuance of government securities consistent with auction schedule/calendar	Q1: Monthly release of auction schedule: Jan: Dec. 27, 2021 Feb: Jan. 26, 2022 Mar: Feb. 23, 2022 To conduct auctions as scheduled: Weekly for Tbills; and Biweekly for Tbonds.
Q2: Monthly release of auction schedule: Apr: Mar. 30, 2022 May: Apr. 27, 2022 June: June 01, 2022 To conduct auctions as scheduled: Weekly for Tbills; and Biweekly for Tbonds.
Q3: Monthly release of auction schedule: Jul: June 29, 2022 Aug: Jul. 27, 2022 Sep: Aug. 31, 2022 To conduct auctions as scheduled: Weekly for Tbills; and Biweekly for Tbonds.
Q4: Monthly release of auction schedule: Oct: Sep. 28, 2022 Nov: Oct. 26, 2022 Dec: Nov. 29, 2022 To conduct auctions as scheduled: Weekly for Tbills; and Biweekly for Tbonds.
2. Percentage of debt maturing in one year to total outstanding debt	Debt maturing in one year should be < or = 15% to total outstanding debt. Average time to maturity (ATM) should be > or = 7 years
3. Amount and percentage of debt service payment paid on or before due date	₱1,297,791 M; 100% of debt service due paid on time

Efficiency in accounting of NG financial transactions enhanced

NG ACCOUNTING PROGRAM
Outcome Indicator(s)
1. Efficient release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs)	100% efficiency
2. Reconciled active cash balances	Monthly reconcile 85% or 136 active TOP cash accounts or a total of 1,632 cash accounts for the year

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3. Timely submission of Journal Entry Vouchers	JEVs submitted to COA within 10 days (online/softcopy); 15 days (hardcopy) after the reference month (except Dec. and Jan.)
4. Efficient release of Certification	100% efficiency
Output Indicator(s)
1. Submission of Journal Entry Vouchers (JEVs) to COA	100% of JEVs submitted (online/ softcopy and hardcopy) after the end of the reference month
2. Percentage of Certifications issued to requesting parties	Release/issue certifications; 80% of the total number of request received
3. Percentage of Bank Reconciliation Statement (BRS) submitted to COA on time	85% of the total required BRS for active cash accounts submitted to COA within 20 days after receipt of bank statement or closing of the books of accounts
4. Release of Internal Revenue Allotment (IRA) and other shares to Local Government Units (LGUs) consistent with Release Schedule	Release IRA to LGUs on the 10th day of the month; other shares within 5 days from receipt of complete documents from DBM

F. CENTRAL BOARD OF ASSESSMENT APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Fair and equitable real property assessment

ORGANIZATIONAL OUTCOME

Due process for fair and equitable real property tax assessment improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Due process for fair and equitable real property tax assessment improved

REAL PROPERTY TAX ADJUDICATION PROGRAM
Outcome Indicator(s)
1. Percentage of cases reviewed over the last five (5) years whose decisions are overturned by a higher court	6%	0
2. Percentage of cases reviewed over the last ten (10) years were sustained/affirmed by higher courts		95%

JANUARY 3, 2022	OFFICIAL GAZETTE	205
DEPARTMENT OF FINANCE

Output Indicator(s)
1. Percentage of new cases received on appeal from the LBAA and Motions for Reconsideration received by the CBAA that are given due course/acted upon within 30 days after receipt of complete documentation	100%	100%
2. Number of case events/hearings conducted	45	45
3. Percentage of cases submitted for decision that are resolved/decided within 90 days from submission	90%	90%

G. INSURANCE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Insurance, Pre-Need and HMO Industries’ growth and stability improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Insurance, Pre-Need, and HMO Industries’ growth and stability improved

INSURANCE, PRE-NEED, AND HMO REGULATORY AND SUPERVISORY PROGRAM
Outcome Indicator(s)
1. Percentage of supervised entities’ compliance with IC’s regulatory enforcement action		100%
2. Number of Key Performance Indicators improved for insurance, pre-need and HMO industries		4
Output Indicator(s)
1. Percentage of supervised / regulated entities examined, verified or monitored		100%
2. Percentage of received application for new and renewal of licenses processed within the prescribed period		80%
3. Percentage of applications for premium rates, insurance products, investments, contract forms, policies, reinsurance treaties, facultative placements processed within the prescribed period		98%

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H. NATIONAL TAX RESEARCH CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Philippine Tax System Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Philippine Tax System Improved

NATIONAL TAX ADVISORY PROGRAM
Outcome Indicator(s)
1. Number of National Government Agencies (NGAs) monitored and rendered technical assistance in fee revision within the prescribed timeframe	Monitored-35 NGAs Rendered technical assistance-13 (depends on the number of requests in fee revision from NGAs)	Monitored-37 NGAs Rendered technical assistance-15
2. Percentage of tax research recommendations considered in tax policy reforms	90%	90%
Output Indicator(s)
1. Number of tax research studies conducted and publications completed	37 tax studies conducted 12 publications completed	37 tax studies conducted 12 publications completed
2. Percentage of tax related legislative bills evaluated/commented within the prescribed timeframe	80%	80%
3. Number of tax subsidy requests/applications of GOCCs/SUCs/GIs/Commissaries evaluated and processed within the prescribed timeframe	4 GOCCs/SUCs/GIs/ Commissaries (Depends on the number of tax subsidy requests/ applications from GOCCs/ SUCs/GIs/Commissaries	4 GOCCs/SUCs/GIs/Commissaries- evaluated and processed

I. PRIVATIZATION AND MANAGEMENT OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Effective management and disposition of transferred assets and other government properties

PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	207
DEPARTMENT OF FINANCE

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2022 TARGETS
Effective management and disposition of transferred assets and other government properties
PRIVATIZATION OF GOVERNMENT ASSETS PROGRAM
Outcome Indicator(s)
1. Remittance to the Bureau of the Treasury	₱	649,392,660	₱	650,912,225
2. Privatization proceeds collected	₱	721,547,400	₱	723,235,806
3. Average value of privatized assets sold over appraised value		0		0
Output Indicator(s)
1. Number of assets/entities currently being managed		131		131

2. Number & value of assets/properties being prepared for disposition for the year (a. include custodianship and pre-selling activities, eg. inventory, appraisal, etc.; b. the privatization plan should be submitted to the Privatization Council and approval should be implemented, such as the conduct of public bidding)

	₱	14 1,325,136,015	₱	12 1,000,908,505
3. Percentage of privatization plan adopted by the Privatization Council		50%		50%

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XII. DEPARTMENT OF FOREIGN AFFAIRS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1.	Foreign relations strenghtened to promote national development and international cooperation

2.	Overseas Filipinos protected and engaged, and consular services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Foreign relations strengthened to promote national development and international cooperation

DIPLOMACY PROGRAM
Outcome Indicators
1. National Security: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
2. Economic Diplomacy: Percentage of activities / reports that led to expressions of support, commitment, or interest arising from DFA engagements	80%	80%
3. Public and Cultural Diplomacy: Percentage of activities that led to expressions of support, commitment, or interest arising from DFA engagements	90%	90%
Output Indicators
1. National Security
Number of activities organized, initiated or attended by the DFA annually	4,989	10,451
Number of reports submitted by the Department in connection with diplomatic activities	10,000	12,008
2. Economic Diplomacy
Number of activities organized, initiated or attended by the DFA annually	3,177	7,818
Number of reports submitted by the Department in connection with diplomatic activities	4,372	6,836
3. Public and Cultural Diplomacy: Number of activities primarily aimed at enhancing the image of the Philippines in the global community	8,062	132,600

Overseas Filipinos protected and engaged, and consular services improved

CONSULAR / ATN PROGRAM
Outcome Indicators
1. Percentage of passports issued within the prescribed period	90%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	209
DEPARTMENT OF FOREIGN AFFAIRS

2. Higher satisfaction rating by those who avail themselves of other consular documents	Majority of those who accomplished client feedback forms gave satisfactory rating	Majority of those who accomplished client feedback forms gave satisfactory rating
3. Percentage of cases involving overseas Filipinos resolved as a proportion of total requests and cases handled	90%	90%
Output Indicators
1. Number of passports issued	3,112,128	4,556,325
2. Number of other consular documents issued	1,476,000	2,661,393
3. Number of Overseas Filipinos assisted using Assistance to Nationals (ATN) Fund and Legal Assistance Fund (LAF) as well as other interventions aside from ATN Fund and LAF	50,000	145,000

B. FOREIGN SERVICE INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Competency of DFA personnel enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Competency of DFA personnel enhanced

FOREIGN SERVICE PERSONNEL DEVELOPMENT AND TECHNICAL RESEARCH PROGRAM
Outcome Indicators
1. Percentage of training programs conducted within the prescribed period	95%	95%
2. Percentage of training programs rated useful by the personnel trained	95%	95%
3. Percentage of policy inputs adopted by the DFA	90%	90%
Output Indicators
1. Number of training programs conducted / implemented	78	78
2. Number of personnel trained	1,822	3,087
3. Number of research / policy papers completed and accepted by the requesting entity	70	72

C. TECHNICAL COOPERATION COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

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ORGANIZATIONAL OUTCOME

Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Foreign technical and economic assistance and cooperation with developing and least developed countries enhanced and advanced

ECONOMIC AND TECHNICAL SKILLS TRAINING PROGRAM
Outcome Indicator
1. Percentage of participants who rated the training course as good or better	90%	90%
Output Indicators
1. Number of training programs provided for other countries	7	7
2. Percentage of foreign technical and cooperation program implemented on time and rated useful	90%	90%

D. UNESCO NATIONAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Philippine linkage in UNSECO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Philippine linkage in UNESCO’s programs and activities on education, science and technology, social and human sciences, culture, and communication and information strengthened

UNESCO PROMOTION, IMPLEMENTATION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of projects / activities and conferences coordinated, implemented and organized rated good or better	100%	100%
Output Indicator
1. Number of projects / activities and conferences coordinated, implemented and organized	40	40

JANUARY 3, 2022	OFFICIAL GAZETTE	211
DEPARTMENT OF FOREIGN AFFAIRS

E. PRESIDENTIAL COMMISSION ON VISITING FORCES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Policies on all status of forces agreements (SOFAs) that serve the national interest ensured and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Policies on all status of forces agreements (SOFAs) that serve the national interest ensured and sustained

PRESIDENTIAL OVERSIGHT PROGRAM
Outcome Indicator
1. Percentage of agencies complying with presidential directives	100%	100%
Output Indicators
1. Percentage of action documents and instruments submitted to the Executive Secretary for approval	100%	100%
2. Percentage of policy papers / instruments and issuances submitted to the President within the prescribed time frame	100%	100%

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XIII. DEPARTMENT OF HEALTH

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic transition

3.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Access to promotive and preventive health care services improved

2.	Access to curative and rehabilitative health care services improved

3.	Access to safe and quality health commodities, devices, and facilites ensured

4.	Access to social health protection assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Access to promotive and preventive health care services improved

HEALTH POLICY AND STANDARDS DEVELOPMENT PROGRAM
Outcome Indicator
1. Performance Governance Institutionalization Certification	2	1
Output Indicators
1. Percent of policies issued based on the policy agenda list	100%	100%
2. Percent (& Number) of research/policy briefs rated as useful or adoptable	97.67%
3. Number of DOH research projects that have been used/ cited as evidence in technical documents (i.e. policies, plans, position papers, programs, DOH articles, official reports, and other policy documents		4

HEALTH SYSTEMS STRENGTHENING PROGRAM
Outcome Indicator
1. Human Resource for Health (HRH) to Population Ratio	20 HRH: 10,000 Population	17 HRH: 10,000 Population
Output Indicators
1. Percent of partners provided with technical assistance on local health systems development		100%
2. Percent (& Number) of priority areas supplemented with HRH from DOH Deployment Program	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	213
DEPARTMENT OF HEALTH

PUBLIC HEALTH PROGRAM
Outcome Indicators
1. Percent (& Number) of public health facilities with no stock-outs	72%	70%
2. Percent (& Number) of external clients who rate the technical assistance provided as satisfactory or better	100%	100%
3. Percent of fully immunized children	68.18%	95%
4. Percent demand satisfied with modern family planning methods	56.67%	65%
5. Number of malaria-free provinces	50	75
6. Number of filariasis-free provinces	40	45
7. Number of rabies-free zones (provinces)		9
8. Percentage of people living with HIV on Anti-Retroviral Treatment (ART)	42.13%	95%
9. Treatment success rate for all forms of Tuberculosis	91%	90%
Output Indicators
1. Percent (& Number) of LGUs and other health partners provided with technical assistance on public health programs	100%	100%
2. Percent of received health commodities from the Central Office distributed to health facilities based on the allocation list		Varies per Region
3. Percent of procured cancer commodities distributed to access sites		80%
4. Percent of Centers for Health Development (CHDs) with no stock-outs of centrally procured major health commodities for Integrated Comprehensive Essential Service Delivery Package (ICESDP) as identified by the Programs		85%

EPIDEMIOLOGY AND SURVEILLANCE PROGRAM
Outcome Indicators
1. Percent (& Number) of epidemiological and public health surveillance strategic reports generated and disseminated		90%
2. Percent (& Number) of Functional Epidemiology and Surveillance Units (Maturity Level 2) in 17 Regional Epidemiology and Surveillance Units (RESUs) 58 Universal Health Care (UHC) Integration Sites, 81 Provinces, 33 Highly Urbanized Cities (HUCs), and 5 Independent Component Cities (ICCs)		90%
Output Indicators
1. Percent (& Number) of outbreak/epidemiologic investigations conducted	100%
2. Percent (& Number) of outbreaks and health events of public health concern requiring investigations by the Regional Epidemiology and Surveillance Units (RESUs) and/or the Epidemiology Bureau (EB)		90%

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3. Percent (& Number) of technical assistance, capacity development, and other support provided by EB and/or RESU		90%

HEALTH EMERGENCY MANAGEMENT PROGRAM
Outcome Indicator
1. Percent (& Number) of Local Government Units (LGUs) with institutionalized Disaster Risk Reduction Management for Health (DRRM-H) Systems	42.34%	40%
Output Indicator
1. Percent of LGUs provided with technical assistance on the institutionalization of DRRM-H System		100%

Access to curative and rehabilitative health care services improved

HEALTH FACILITIES OPERATION PROGRAM
Outcome Indicators
1. Hospital infection rate	0.57%	<1%
2. Percent (& Number) of drug dependents who completed the treatment program	83%	82%
Output Indicators
1. Number of policies, manuals, and plans developed on health facility development		12
2. Percent of National External Quality Assurance Scheme (NEQAS) provided to Health Facility by the National Reference Laboratories (NRLs)		90%
3. Number of blood units collected by Blood Service Facilities	203,442	218,460
4. Number of in-patient and out-patient drug abuse cases managed	57,229
5. Percent (& Number) of in-patients, out-patients, and aftercare drug abuse cases managed		100%

Access to safe and quality health commodities, devices, and facilities ensured

HEALTH REGULATORY PROGRAM
Outcome Indicators
1. Percent of health establishments and health products compliant to regulatory policies	78.08%	75%
2. Percent of Public Health Emergencies of International Concern (PHEIC) and/or Public Health Risks (PHR) rapidly responded at Point of Entry (POE)	100%	100%
Output Indicators
1. Percent of applications for permits, licenses, or accreditation processed within the Citizen’s Charter Timeline		85% (FDA) 90% (DOH-OSEC)

JANUARY 3, 2022	OFFICIAL GAZETTE	215
DEPARTMENT OF HEALTH

2. Percent (& Number) of licensed health facilities and services monitored and evaluated for continuous compliance to regulatory policies	108.88%	96%
3. Percent (& Number) of establishments and health products monitored and evaluated for continuous compliance to regulatory policies	64.71%	65%
4. Percent of timely and high quality evidence-based recommendations (out of all priority topics submitted to Health Technology Assessment Unit and HTAC)		80%

Access to social health protection assured

SOCIAL HEALTH PROTECTION PROGRAM
Outcome Indicators
1. Percent of excess net bill covered by Medical Assistance Program (MAP) incurred by poor in-patients admitted in basic accommodation or service ward	64.57%
2. Percent of excess of net bill covered by Medical Assistance for Indigent Patients (MAIP) Program incurred by indigent and financially-incapacitated patients		100%
Output Indicators
1. Number of patients provided with medical assistance	1,243,403
2. Number of patients provided with medical and financial assistance		1,500,000

B. NATIONAL NUTRITION COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Improved access to quality nutrition and nutrition-sensitive services

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Improved access to quality nutrition and nutrition-sensitive services

NATIONAL NUTRITION MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of target NGAs and NGOs implementing development programs with nutrition objectives or considerations or components	90%	90%

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2. Percentage of targeted LGUs implementing quality nutrition programs	90%	90%
3. Percentage of target audience with recall of key nutrition messages	61%	61%
4. Prevalence of stunting among 5 children	30.30%	<28%
5. Percentage of wasting among 5 children	5.60%	<5%
Output Indicators
1. Percentage of targeted national, regional, and local policies and plans formulated and adopted, budgeted, and coordinated	90%	90%
2. Percentage of targeted nutritional promotional materials produced and disseminated, and promotional activities undertaken	90%	90%
3. Percentage of targeted stakeholders assisted:
a. LGUs	95%	95%
b. NGAs	95%	95%
c. NGOs	95%	95%

C. PHILIPPINE NATIONAL AIDS COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Improved quality of life for PLHIV and decrease in the number of new HIV cases through policy development

ORGANIZATIONAL OUTCOME

Improved access to HIV and AIDS preventive, curative health care services, rehabilitative and restorative care

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Improved access to HIV and AIDS preventive, curative health care services, rehabilitative and restorative care

NATIONAL HIV AND AIDS MANAGEMENT PROGRAM
Outcome Indicators
1. Percent of RA 11166 related policies developed approved by the Council		85%
2. Client Satisfaction rating of both internal and external stakeholders
a. PNAC Committees		At least >70% or very satisfactory average rating
b. NGAs, LGUs, Development partners, CSOs, Individuals		At least >80% or very satisfactory average rating
Output Indicators		95%
1. Percent of RA 11166 related polices drafted and finalized within the required date of completion		7
2. Number of plans/reports prepared and submitted within schedule to the Council
a. Committee Plans		5
b. Annual Report		1
c. PNAC Plan		1

JANUARY 3, 2022	OFFICIAL GAZETTE	217
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate and affordable housing provided and communities orderly developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Adequate and affordable housing provided and communities orderly developed

HUMAN SETTLEMENTS AND URBAN DEVELOPMENT COORDINATION PROGRAM
Outcome Indicators
1. Percentage of families provided secure tenure through different modalities (housing need/demand)	12.04%
2. Proportion of socialized and low-cost housing target vis-a-vis housing needs	102,303:1,034,063 (socialized) 53,452:1,034,063 (low-cost)
3. Percentage increase in socialized housing assistance/financing	16.30%
4. Proportion of cities with multi-stakeholder councils or similar bodies for local housing and urban planning needs	19 out of 1,634 LGUs
5. Percentage increase of slum communities and urban centers redeveloped and/or transformed	1%	1%
6. Percentage of families provided security of tenure in available public housing	15.96%	16.21%
7. Percentage of socialized and low-cost housing produced vis-à-vis housing needs	110,636:1,145,963 (socialized) 72,288:1,145,963 (low-cost)	115,242:1,185,015 (socialized) 76,282:1,185,015 (low-cost)
8. Percentage of cities and municipalities with capacity to develop public housing and human settlements	70%	80%
Output Indicators
1. Number of policies developed and issued or updated and disseminated	457
2. Number of strategies developed and adopted to address housing needs	5	6
3. Number of families provided secure tenure (through subdivision survey)	1,358 (through CELA)
4. Database and shelter information developed	2
5. Number of LGUs provided with technical assistance in shelter planning by Writeshop	141
6. Number of LGUs provided with technical assistance in establishing systems and mechanisms against professional squatters and squatting syndicates	22
7. Baseline and benchmark studies for urban development	1
8. Number of policies and programs developed/updated and disseminated	6	8

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9. Number of families provided security of tenure (Presidential Proclamations)	1,200	1,500
10. Percentage of request for technical assistance to LGUs acted upon	94%	97%

HOMEOWNERS ASSOCIATION AND COMMUNITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of HOAs and communities organized and empowered	85%	90%
2. Percentage of stakeholders who rated DHSUD’s regulatory services for

HOAs as satisfactory or better	80%	90%
Output Indicators
1. Percentage of HOA applications for registration approved and registered within the prescribed period	92%
2. Percentage of HOA applications acted upon within the prescribed period	94%	97%
3. Number of policies and programs developed/updated and disseminated	1	3
4. Number of plans, frameworks and strategies developed for HOAs and for community development	2	3
5. Percentage of HOAs regulated and supervised	90%	92%
6. Percentage of requests of HOAs, housing cooperatives and civil society organizations for technical assistance acted upon	85%	90%

ENVIRONMENTAL, LAND USE AND URBAN PLANNING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of LGUs with approved plans for sustainable and resilient human settlements	39%	44%
Output Indicators
1. Number of Comprehensive Land Use Plans (CLUPs), Provincial Physical Framework Plans (PPFPs), and Zoning Ordinances reviewed for compliance to land use and urban planning guidelines	78	80
2. Number of policies and programs developed/updated and disseminated	6	8
3. Number of plans, frameworks, and strategies formulated for human settlements and urban development	10	4

HOUSING AND REAL ESTATE DEVELOPMENT REGULATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated DHSUD’s regulatory process as satisfactory or better	80%	90%
2. Percentage of housing and real estate development projects monitored and ensured compliance	85%	90%
Output Indicators
1. Percentage of license to sell applications acted upon within the prescribed period	81.40%	94%
2. Number of policies and programs developed/updated and disseminated	5	6
3. Number of plans, frameworks, and strategies formulated for housing and real estate development regulation	2	4

JANUARY 3, 2022	OFFICIAL GAZETTE	219
DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

B. HUMAN SETTLEMENTS ADJUDICATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Due process in resolving human settlement disputes ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Due process in resolving human settlement disputes ensured

HUMAN SETTLEMENTS ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of decisions elevated to Court of Appeals that are affirmative	91%	90%
2. Percentage of stakeholders who rated the adjudication processes as satisfactory or better	60%	50%
Output Indicators
1. Percentage of decisions rendered out of the total number of cases	45%	38%
2. Percentage of decisions rendered within sixty (60) days out of the total number of cases ripe for resolution	60%
3. Percentage of decisions rendered on HOA disputes within sixty (60) days out of the total number of HOA cases ripe for resolution	60%
4. Percentage of decisions rendered on real estate management within ninety (90) calendar days out of the total number of cases deemed submitted for decision		59%
5. Percentage of decisions rendered on HOA disputes within ninety (90) calendar days out of the total number of cases deemed submitted for decision		57%

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XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Economic opportunities in industry and services expanded

3.	Technology adopted, promoted and accelerated

4.	Innovation stimulated

5.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
An innovative, safe and happy nation that thrives through and is enabled by the extensive utilization of Information and Communications Technology
ICT GOVERNANCE PROGRAM
Outcome Indicators
1. Improved ranking in the Global e-Government Development Index (EGDI)	Philippines ranked 75th out of 193 countries in 2018	To be in the Top 60 among all countries to be surveyed by 2022
2. Improved ranking in the Global Cybersecurity Index (GCI)	Philippines ranked 37th out of 165 countries in 2017	To be in the Top 50 percentile among all countries to be surveyed by 2022
Output Indicators
1. Number of national ICT plans developed and/or implemented	4	1
2. Number of policies and standards developed and/or implemented	6 policies and 26 standards; 70 agencies’ ISSPs endorsed	15 policies and 15 standards; 80 agencies’ ISSPs endorsed
3. Number of recommendations and position papers in ICT-related legislative bills and executive issuances	22 recommendations and position papers	20 recommendations and position papers
ICT SYSTEMS AND INFOSTRUCTURE DEVELOPMENT, MANAGEMENT, AND ADVISORY PROGRAM
INNOVATION AND DEVELOPMENT SUB-PROGRAM
Outcome Indicator
1. Increased number of places with broadband access to government services and connectivity	227 localities, 35 cities	10% increase per year
Output Indicators
1. Number of developed ICT-enabled tools, applications and systems for public use	3 National Government Data Centers; GovNet/ Regional GovNet;	Development of 4 systems/modules

JANUARY 3, 2022	OFFICIAL GAZETTE	221
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

Secure GovNet Operations and Maintenance of 9 Shared Services; National Government Portal; Open Data Portal
2. Number of interconnected government agencies	461	N/A
3. Number of localities with connectivity	227 localities 35 cities	81 Provinces and 1,634 localitites

IMPLEMENTATION MANAGEMENT AND OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Increased provision of technical assistance to government agencies	301 technical services	10% increase per year
Output Indicators
1. Number of technical services provided	3 National Government Data Centers; GovNet; Secure GovNet Operations and Maintenance of 9 Shared Services	15 ICT Facilities/Services providing technical services
2. Number of government agencies who availed the technical services	133 NGAs for GovCloud 545 NGAs for Government Web Hosting Service	1,321 NGAs/LGUs
3. Number of operationalized and enhanced infrastructures	Existing infrastructures for enhancement/rehabilitation: 187 Buildings 185 Towers 40 Access Roads	Operations of 2 Cable Landing Stations (CLS) and 4 Repeater Stations; Operations and Maintenance of 6 government communications management system

ICT CAPACITY DEVELOPMENT AND MANAGEMENT PROGRAM
Outcome Indicators
1. Increase in number of jobs generated in the Next Wave Cities	298,000 jobs generated	Additional 200,000 by 2022
2. Increase in number of jobs generated in ICT Sector and IT-BPM industry	1.15 Million jobs generated as of 2016	1.57 Million jobs generated by 2022
3. Increase in income generated from ICT Sector and IT-BPM industry	22.9 Billion USD income generated for the IT-BPM industry in 2016	32.2 Billion USD income by 2022
4. Increase in number of cities included in the Tholons Top 100 Super Cities	6 cities included in 2017	Yearly increase of at least 1 city
Output Indicators
1. Number of capability development activities conducted	370	1,067
2. Number of ICT users trained	20,551	48,500
3. Number of ICT-enabled centers established in the communities	1,145	104 upgraded Tech4ED Centers to Digital Transformation Centers

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B. CYBERCRIME INVESTIGATION AND COORDINATION CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Cybercrime prevention, investigation and coordination strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Cybercrime prevention, investigation and coordination strengthened

CYBERCRIME PREVENTION, INVESTIGATION AND COORDINATION PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the cybercrime plans and policies as satisfactory or better		80% of stakeholders
2. Increased promotional strategy for Cybercrime Prevention		One (1) interactive website One (1) mobile application 120,000 number of audience reached by public awareness
Output Indicators
1. Number of cybercrime cases handled, monitored, and assisted		485
2. Number of cybercrime plans and policies developed		8
3. Percentage of cybercrime cases handled, monitored, and assisted submitted to authorized agency/ies for appropriate action		60%

C. NATIONAL PRIVACY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection achieved

ORGANIZATIONAL OUTCOME

Privacy and data security in information and communication systems supported and enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Privacy and data security in information and communication systems supported and enhanced

JANUARY 3, 2022	OFFICIAL GAZETTE	223
DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

REGULATORY AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the privacy plans and policies as satisfactory or better	60%	75%
2. Number of private sectors and government agencies checked for DPA compliance	8	400
Output Indicators
1. Number of Public Information/Education Projects implemented	3	12
2. Percentage of requests for technical assistance responded to within the prescribed time frame	50%	80%
3. Percentage of complaints and investigations resolved	50%	70%
4. Number of international membership or cooperation entered	1	3

D. NATIONAL TELECOMMUNICATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adopted, promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Healthy competitive public telecommunications and broadcast environment fostered and safety in maritime and aeronautical navigation ensured resulting to public safety and satisfaction

RADIO COMMUNICATIONS, BROADCAST AND TELECOMMUNICATIONS MANAGEMENT AND ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage increase with access to reliable telecommunication service providers at just and reasonable rates	5,700 Issued New Radio Station License (CMTS)	7,000 Issued New Radio Station License (CMTS)
2. Increased broadband speed at just and reasonable rates	5.5 Mbps	13.0 Mbps
3. Percentage of consumer satisfaction in broadcast and telecommunications services	90%	92%

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Output Indicators
1. Percentage of authorization cases acted upon within the prescribed time	90%	100%
2. Percentage of complaints received against frequency channel assignments made acted upon within the prescribed time	90%	100%
3. Percentage of licenses, permits, registrations and certificates issued within the prescribed time	90%	100%
4. Percentage of consumer complaints acted upon within the prescribed time	90%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	225
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Local Governance Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Local Governance Improved

LOCAL GOVERNMENT EMPOWERMENT PROGRAM
Outcome Indicator
1. Percentage of assisted LGUs that are implementing relevant policies, plans, programs/projects and/or systems on various governance areas	1,592 PCMs (excluding BARMM)	50% of 1,592 PCMs (excluding BARMM)
Output Indicator
1. Number of LGUs provided with pertinent capacity-building/TA services on various governance areas	1,592 PCMs (excluding BARMM)	1,592 PCMs (excluding BARMM)

LOCAL GOVERNMENT PERFORMANCE OVERSIGHT AND RECOGNITION AND INCENTIVES PROGRAM
Outcome Indicators
1. Percentage of LGUs that consistently receive awards/ incentives for good local governance	1,653 PCMs	10% of 1,653 PCMs
2. Percentage of LGUs that passed the criteria for good governance	1,653 PCMs	15% of 1,653 PCMs
Output Indicators
1. Number of LGUs provided with recognition/incentives in accordance to set timelines	1,653 PCMs	All SGLG/PCF passers
2. Number of LGUs assessed on good local governance	1,653 PCMs	1,653 PCMs

B. BUREAU OF FIRE PROTECTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Protection of communities from destructive fires and other emergencies improved

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Protection of communities from destructive fires and other emergencies improved

FIRE PREVENTION MANAGEMENT PROGRAM
Outcome Indicators
1. Reduction in the number of fire incidents per 10,000 population	1 in every 10,000 population	1 (10,900 fire incidents )
2. Reduction in the number of fire-related deaths per 200,000 population	1 in every 200,000 population	1 (545 fire-related deaths )
3. Reduction in number of fire-related injuries per 100,000 population	1 in every 100,000 population	1 (1,090 fire-related injuries )
Output Indicators
1. Percentage of registered business establishments inspected against the total number of registered business establishments nationwide	1,986,500	100%
2. Percentage of Fire Safety Inspection Certificate (FSIC) rated buildings and structures that has not been the cause of fire incident (origin of fire) against the total number of FSIC-rated buildings and establishments nationwide	1,896,500	99,85%
3. Percentage of buildings and establishments inspected within the prescribed time frame i.e., 3 1/2 days from the receipt of Inspection Order (IO) of the Fire Safety Inspector (FSI) against the total number of buildings/establishments inspected nationwide	1,896,500	88%

FIRE AND EMERGENCY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of fire calls/emergency calls responded against the total number of fire calls received	total number of fire calls received	100%
2. Percentage of fire incidents responded with estimated property damage not exceeding P300,000.00 out of the total number of fire incidents responded nationwide	total fire incidents responded	85%
3. Percentage of fire calls and related emergencies responded within seven (7) minutes (from receipt of fire call until arrival on the fire scene) against the total fire and emergency calls responded	total fire and emergency calls responded	90%
Output Indicators
1. Percentage of resolved cases with cause and origin determined within the prescribed time	85%	85%
2. Percentage of suspected arson cases filed in court against total number of intentional fire incidents investigated	25%	25%
3. Percentage of households in disaster/calamity- affected barangays rendered with assistance	15%	15%

C. BUREAU OF JAIL MANAGEMENT AND PENOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Safe and Humane Management of all district, city, and municipal jails enhanced

PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	227
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Safe and Humane Management of all district, city, and municipal jails enhanced

INMATES’ SAFEKEEPING AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage reduction in the number of escaped incidents	13 escape incidents	6% (12 escape incidents)
2. Percentage reduction in the number of jail disturbances	35 jail disturbances	10% (32 jail disturbances)
Output Indicators
1. Improved safekeeping efficiency	99.98%	99.98% of actual number of inmates
2. Percentage of inmates released within 24 hours of their release date	100%	100% of actual number of inmates to be released
3. Percentage of inmates provided with welfare and development services	80%	80% of actual number of inmates

D. LOCAL GOVERNMENT ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sustainable Development - Oriented Local Government

ORGANIZATIONAL OUTCOME

Local governance capacity of LGU and DILG LG sector personnel improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Local governance capacity of LGU and DILG LG sector personnel improved

LGU AND DILG LG-SECTOR PERSONNEL CAPACITY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees that achieve the learning outcomes of the training they attended (by profile/position, gender, geographical, outcome sector)	80%	80%
2. Percentage of LGUs provided training which achieve learning outcome	80%	80%
Output Indicators
1. Number of officials/personnel trained (by profile/position, gender, geographical, outcome sector):
a) LGUs	18,512	18,512
b) DILG	2,146	2,146
2. Percentage of training activities commenced according to initial schedule	85%	85%
3. Percentage of training course attendees that rate the training as satisfactory or better:
a) LGUs	94%	94%
b) DILG	96%	96%

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E. NATIONAL COMMISSION ON MUSLIM FILIPINOS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Muslim culture, traditions, and cultural centers preserved, developed and strengthened

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Muslim culture, traditions, and cultural centers preserved, developed and strengthened

SOCIO-CULTURAL PROGRAM
Outcome Indicators
1. Percentage increase in Muslim communities access to the cultural programs of the Commission	1,136	10% increase in number of Islamic Institutions accessible to Muslim Communities
2. Percentage of stakeholders that rated the quality of the socio-cultural programs of the Commission as satisfactory or better	90%	90% satisfaction rate for all Commission’s programs
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Cultural Program and percentage increase	7,378	7,746 (5% increase)
2. Number of activities/projects conducted under the Socio-Cultural Program	30	30
3. Percentage of Muslim Filipino beneficiaries who rated the socio-cultural programs as satisfactory or better	90%	90%

Access and enjoyment of social services and economic opportunities for Muslim Filipinos improved and regularized

SOCIO-ECONOMIC PROGRAM
Outcome Indicators
1. Increased number of workers or employment generated in Halal industries		5% increase in Muslims employed in halal producing companies
2. Percentage increase in Muslim Filipinos assisted with enhanced economic opportunities	47	52 (10% increase) Muslim Filipinos assisted
3. Percentage increase in Muslim communities access to the economic and social services programs of the Commission		10% increase of programs in economic and social services
Output Indicators
1. Number of participants and beneficiaries of the projects and activities under the Socio-Economic Program and percentage increase	47	52 (10% increase)
2. Number of inter-agency and stakeholders activities on Halal conducted	31	17
3. Percentage of Muslim Filipino beneficiaries who rated the socio-ecomic programs as satisfactory or better	90%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	229
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

SOCIAL PROTECTION PROGRAM
Outcome Indicators
1. Quality of legal assistance, relief operations and settlement service peace initiatives and conflict resolution assistance/services, and support to education and advocacy for Muslim Communities rated satisfactory or better	90%	90% satisfaction rate
2. Percentage increase of stakeholders with enhanced access to the abovementioned services and programs	30,252	5% (31,765) increase in the number of Muslims availing social services
Output Indicators
1. Number of peace advocacies/campaigns, legal assistance, relief operations and settlement service, and support to education and advocacy for Muslim	2	15
2. Number of Muslims availing of the abovementioned social services	30,252	40,000
3. Percentage of request from Muslim Filipinos who were given assistance	90%	90%

F. NATIONAL POLICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Police Professionalized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Police Professionalized

POLICE ADMINISTRATION PROGRAM
POLICE SUPERVISION SUB-PROGRAM
Outcome Indicators
1. Percentage of PNP Offices/Units complying with NAPOLCOM issued policies	No. of PNP offices/units	50%
2. Percentage of stakeholders who rated NAPOLCOM plans and policy advisories as satisfactory or better	65%	70%
Output Indicators
1. Number of plans and policies issued and updated	40	75
2. Percentage of examination applications processed within the prescribed timeframe	100%	100%
3. Number of inspection and audit reports submitted	117	2 National inspection and audit reports

POLICE DISCIPLINARY SUB-PROGRAM
Outcome Indicator
1. Percentage of police officers within administrative cases	No. of actual PNP uniformed personnel	3%
Output Indicators
1. Percentage of complaints investigated	No. of complaints received	40%
2. Percentage of decision on summary dismissal cases of police officers drafted	No. of summary dismissal cases received	15%

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3. Percentage of decisions on PNP administrative cases drafted by the National Appellate Board and Regional Appellate Board from receipt of complete records	No. of PNP administrative cases received	60%

POLICE WELFARE AND BENEFITS ADMINISTRATION SUB-PROGRAM
Outcome Indicator
1. Percentage of client satisfaction on the timeliness of payment of benefit claims	80%	90%
Output Indicators
1. Percentage of benefit claims adjudicated within sixty (60) days from receipt of complete documents	number of claims received during the year	30%
2. Percentage of valid claims paid within five (5) working days from receipt of SARO / NCA from DBM	100%	100%

CRIME PREVENTION AND COORDINATION PROGRAM
Outcome Indicator
1. Percentage of population that say they feel safe in their communities	50%	50%
Output Indicators
1. Number of crime prevention policies issued and programs developed	1	1
2. Number of criminological researches and studies undertaken	2	2
3. Percentage of stakeholders who rated the crime prevention information as satisfactory or better	50%	50%

G. NATIONAL YOUTH COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Increased contribution of, and benefit for the youth in the attainment of Millineum Development Goals. 2. Improved enabling conditions for youth participation in governance, society and development. 3. Improved social protection through enabling policies and programs.

ORGANIZATIONAL OUTCOME

Coordination of government actions for the development of the youth improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Coordination of government actions for the development of the youth improved

YOUTH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in LGUs with Local Youth Development Plan	30%	10%
2. Percentage of accomplishment of agencies’ commitment to the Philippine Youth Development Plan	30%	40%
Output Indicators
1. Number of youth policy advisories and advocacies accomplished	16	15
2. Number of youth and youth-serving organizations provided with technical assistance	42,036 youth; 120 youth-serving organizations	42,036 youth; 120 youth- serving organizations
3. Number of youth organizations mobilized for various advocacies	1,000	1,000

JANUARY 3, 2022	OFFICIAL GAZETTE	231
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

H. PHILIPPINE COMMISSION ON WOMEN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Gender-responsiveness of government policies, plans and programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Gender-responsiveness of government policies, plans and programs Improved

WOMEN’S EMPOWERMENT AND GENDER EQUALITY POLICY DEVELOPMENT AND PLANNING PROGRAM
Outcome Indicator
1. Percentage of NGAs with improved level of gender responsiveness	36 NGAs	50% of target NGAs
Output Indicators
1. Percentage of stakeholders who rated the policy as good or better	70%	70%
2. Percentage of requests for technical support responded to within 15 days	100%	100%
3. Percentage of GAD Plans and Budget (GPB) and Annual Report (AR) submissions of NGAs reviewed within 30 days	30%	30%

I. PHILIPPINE NATIONAL POLICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Community safety improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Community safety improved

CRIME PREVENTION AND SUPPRESSION PROGRAM
Outcome Indicators
1. National Safety Index	66% feeling safety rating	69.3% feeling safety rating
2. Percentage reduction in National Index Crime Rate (NICR)	8.65%	6% reduction
Output Indicators
1. Number of foot and mobile patrol operations conducted	15,215,826	5% increase

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2. Percentage change in National Index Crime Rate (NICR)	8.65%	6% reduction
3. Percentage of crime incidents responded within 15 minutes (in urban areas)	100%	100%

CRIME INVESTIGATION PROGRAM
Outcome Indicator
1. Crime Solution Efficiency	61.11%	7% increase
Output Indicators
1. No. of crime investigation undertaken	520,389	522,400
2. Percentage of most wanted persons/high value targets arrested	49.11%	5% increase
3. Percentage of arrested persons within 30 days upon the receipt of the warrant of arrest	30.36%	5% monthly arrest

POLICE EDUCATION PROGRAM
Outcome Indicators
1. Professional and highly trained junior Police Commissioned Officers (PCOs) and Police Non-Commissioned Officers (PNCOs) of the Philippine National Police	70%	5% increased
2. Stakeholders’ Satisfaction Index	70%	5% increase
Output Indicators
1. Number of assessment and training needs	1 per semester	2 (semestral)
2. Percentage of total uniformed personnel completing training programs of the PNP for a School Year	80% of 1,100	80% of 1,100
a) Baccalaureate
b) Mandatory Courses for PNCOs	28,383	75%
3. Number of PNP Personnel Trained	100%	100%
a) Baccalaureate
b) Mandatory Courses for PNCOs	100%	100%

J. PHILIPPINE PUBLIC SAFETY COLLEGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Professionalized Public Safety Officers

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Professionalized Public Safety Officers

PUBLIC SAFETY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of total uniformed personnel completing the training programs of the PPSC for:
a) Masteral Degree Program	175	80%
b) Mandatory Courses	9,600	80%

JANUARY 3, 2022	OFFICIAL GAZETTE	233
DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

Output Indicators
1. Number of DILG Uniformed Personnel trained:
a) Masteral Degree Program	175	175
b) Mandatory Courses	9,600	9,600
2. Percentage of training completed within specified time	100%	100%
3. Percentage of students/trainees who rate training courses as satisfactory or better	91%	93%
4. Number of researches completed	140	160

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XVII. DEPARTMENT OF JUSTICE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Justice effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Justice effectively and efficiently administered

LAW ENFORCEMENT PROGRAM

PROSECUTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecution (convictions vis-a-vis acquittal)	88.7%	88.75%
Output Indicators
1. Percentage of criminal complaints resolved during the period	91.4%	91.50%
2. Percentage of cases pending within 120 days	68.80%	69%

WITNESS PROTECTION SUB-PROGRAM
Outcome Indicator
1 . Percentage of successful prosecution in cases with witnesses covered by the program	98.15%	98.50%
Output Indicators
1. Percentage of applications for witness coverage acted upon during the period	100%	100%
2. Percentage of witnesses with no untoward incident/s	100%	100%

SPECIAL ENFORCEMENT AND PROTECTION SUB-PROGRAM
Outcome Indicator
1. Percentage of successful prosecutions	86%	86%
Output Indicators
1. Number of law enforcers and service providers trained	6,990	7,000
2. Percentage of investigations completed	89%	89%

JANUARY 3, 2022	OFFICIAL GAZETTE	235
DEPARTMENT OF JUSTICE

CORRECTIONS PROGRAM
Outcome Indicator
1. Percentage of parolees and pardonees not recommitted into prison due to reoffending or other infractions	98.50%	98.50%
Output Indicators
1. Percentage of inmate records, applications, petitions and other communications relative to parole and executive clemency acted upon during the period	99%	99%
2. Percentage of parole/executive clemency resolutions issued within the prescribed period/s days after Board decision	100%	100%
3. Percentage of victim compensation claims acted upon during the period	98%	98%

LEGAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of requests for legal services acted upon within the prescribed period/s	98%	98%
Output Indicator
1. Percentage of requests for legal services acted upon during the period	99%	99.10%

B. BUREAU OF CORRECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

National prisoners effectively and efficiently kept safe and rehabilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
National prisoners effectively and efficiently kept safe and rehabilitated

PRISONERS REHABILITATION PROGRAM
Outcome Indicator
1. Rate of full compliance to prison rules committed by inmate participating in rehabilitation programs	99.50%	99.50%
Output Indicators
1. Inmate participation rate in rehabilitation programs	88.31%	90%

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2. Number of qualified inmate carpetas forwarded to BPP	3,073	3,500

PRISONERS CUSTODY AND SAFEKEEPING PROGRAM
Outcome Indicators
1 . Percentage of all inmates effectively secured in custody	100%	100%
2. Congestion rate in national prisons	311%	135%
Output Indicators
1. Average daily number of inmates maintained and safekept	49,420	49,481
2. Prison violence incidents as a percentage of average daily inmate population	0.05%	0.02%

C. BUREAU OF IMMIGRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Immigration enforcement and border control effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Immigration enforcement and border control effectively and efficiently administered

BORDER CONTROL AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of alien arrivals and departure cleared	99.99%	99.99%
Output Indicators
1. Percentage of entry and exits processed upon primary inspection within 45 seconds	99%	99%
2. Percentage of transactions processed not requiring Board action (from filing to implementation) within 6 days	94.25%	94.40%
3. Percentage of intelligence cases disposed (from referral to arrest/dismissal/referral) within 60 days	93.40%	93.60%

D. LAND REGISTRATION AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

JANUARY 3, 2022	OFFICIAL GAZETTE	237
DEPARTMENT OF JUSTICE

ORGANIZATIONAL OUTCOME

Land registration services effectively delivered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Land registration services effectively delivered

LAND TITLING AND REGISTRATION PROGRAM
Outcome Indicators
1. Percentage of titles issued and deeds annotated without errors	99.80%	99.80%
2. Percentage of clients satisfied with agency services	72.16%	73.00%
Output Indicators
1. Percentage of titles issued 20 days after submission of complete documents	87.03%	87.50%
2. Percentage of deeds annotated 20 days after submission of complete documents	86.82%	87.50%

E. NATIONAL BUREAU OF INVESTIGATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient and effective investigation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Efficient and effective investigation ensured

CRIME DETECTION AND INVESTIGATION PROGRAM
Outcome Indicators
1 . Percentage of cases recommended for prosecution that were upheld (filed in court) by the National Prosecution Service and Ombudsman (within the year)	57%	57%
2. Percentage of clients that rate the service as satisfactory or better	97%	97%
Output Indicators
1. Number of investigations conducted and acted upon	56,199	57,000
2. Percentage of cases investigated with final recommendation within the specified time	87%	87%

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3. Number of applications for NBI clearance processed	7,560,000	7,610,000
4. Percentage of clearance applications processed within the prescribed time of ten (10) minutes	98%	98%

F. OFFICE FOR ALTERNATIVE DISPUTE RESOLUTION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Use of Alternative Dispute Resolution (ADR) effectively promoted and developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Use of Alternative Dispute Resolution (ADR) effectively promoted and developed

ADR ADVOCACY AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of clients/participants with at least very satisfactory overall rating for the agency’s ADR services and activities	85%	85%
Output Indicators
1. Number of ADR practitioners and implementers trained	1,179	1,200
2. Percentage of applications for accreditation and approval of ADR training program acted upon within the precribed period	90%	90%

G. OFFICE OF THE GOVERNMENT CORPORATE COUNSEL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for Government Corporation ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Efficient legal services for Government Corporations ensured

LEGAL SEVICES FOR GOVERNMENT CORPORATIONS PROGRAM
Outcome Indicators
1. Percentage of clients who rated the legal representation and other legal services of OGCC as satisfactory	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	239
DEPARTMENT OF JUSTICE

2. Percentage of cases handled during the year and won	70%	70%
Output Indicators
1. Percentage of pleadings filed within the prescribed period by the court	100%	100%
2. Percentage of cases acted upon within the period prescribed period by the courts	100%	100%
3. Percentage of contracts reviewed within the prescribed period	100%	100%
4. Percentage of legal opinions rendered within the prescribed period	100%	100%
5. Percentage of all contract reviews and legal opinions rendered within the prescribed period	100%	100%

H. OFFICE OF THE SOLICITOR GENERAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Efficient legal services for government and the public ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Efficient legal service for government and the public ensured

LEGAL SERVICES FOR NATIONAL GOVERNMENT AGENCIES PROGRAM
Outcome Indicator
1. Percentage of client agencies who rated the OSG pleadings and services as Very Satisfactory or higher	100%	100%
Output Indicators
1. Percentage of cases acted upon within thirty (30) days	99%	99%
2. Percentage of cases acted upon for the year	97%	97%
3. Percentage of SCN petitions acted upon within the period allowed by law	100%	100%

I. PAROLE AND PROBATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

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ORGANIZATIONAL OUTCOME

Community-based rehabilitation and re-integration of offenders upgraded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Community-based rehabilitation and re-integration of offenders upgraded

PAROLE. AND PROBATION PROGRAM
Outcome Indicators
1 . Percent of probation investigation recommendations sustained by the courts	99.25%	99.25%
2. Percent of supervision recommendations sustained by the courts	99.31%	99.31%
3. Percent of clients’ compliance to the terms of their probation and/or parole conditions	98.92%	98.92%
Output Indicators
1 . Percent of clients participating in the rehabilitation programs	100%	100%
2. Percent of investigation reports submitted to Courts/Board of Pardons and Parole within the prescribed period	63.21%	65%
3. Number of rehabilitation and intervention services rendered to clients and % increase over previous year	1,702,955 and 1%	1,719,984 and 1%
4. Percent of VPA mobilized to assist in the rehabilitation program of client	94.72%	94.72%

J. PRESIDENTIAL COMMISSION ON GOOD GOVERNMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Ill-gotten wealth effectively and efficiently recovered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Ill-gotten wealth effectively and efficiently recovered

ILL-GOTTEN WEALTH RECOVERY AND ADMINISTRATION PROGRAM
Outcome Indicator
1. Percentage of remittance over recovered assets	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	241
DEPARTMENT OF JUSTICE

Output Indicators
1. Amount of remittance to the Bureau of Treasury; income generated from surrendered/sequestered assets including rental and interest income from recovered assets under escrow with the BTr	₱	591,836,340	₱	601,626,000
2. Percentage of cases requested by the Office of the Solicitor General (OSG) that are investigated within the prescribed timeframe		100%		100%

K. PUBLIC ATTORNEY’S OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Accessible, efficient and effective legal service to indigents and other qualified persons assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Accessible, efficient and effective legal service to indigents and other qualified persons assured

PUBLIC LEGAL ASSISTANCE PROGRAM
Outcome Indicators
1. Number of available lawyers’ time spent for each service	24 hrs.	24 hrs.
2. Percentage of cases, including the appealed cases, that were favorably disposed	82.57%	82.57%
3. Public attorney to court ratio	1:1	1:1
Output Indicators
1. Percentage of hearings for which no postponement is sought by the PAO legal representative	100%	100%
2. Alternative Dispute Resolution (ADR) success rate	92.92%	92.92%
3. Percentage of request for non-judicial assistance acted upon within two (2) hours	100%	100%

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XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

1.	Employability of workers and competitiveness of MSMEs enhanced

2.	Protection of workers’ rights and maintenance of industrial peace ensured

3.	Social protection for vulnerable workers strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Employability of workers and competitiveness of MSMEs enhanced

EMPLOYMENT FACILITATION PROGRAM
Outcome Indicators
1. Percentage of Special Program for the Employment of Students (SPES) beneficiaries graduated from Tech Voc or College Courses	23,314 beneficiaries	1% inrease in graduates of SHS, College and Tech-Voc
2. Placement rate of qualified jobseekers	81%	80%
3. Placement rate of youth assisted under JobStart Philippines	73%	60%
Output Indicators
1. Number of youth-beneficiaries assisted	170, 875	78,912
2. Number of qualified jobseekers referred for placement	2,330,936	1,500,000
3. Number of individuals reached through Labor Market Information (LMI)	4,184, 649	2,285,401

Protection of workers’ rights and maintenance of industrial peace ensured

EMPLOYMENT PRESERVATION AND REGULATION PROGRAM
Outcome Indicators
1. Compliance rate of establishments inspected (LLCS)	79%	70%
2. Settlement rate (SEnA)	75%	70%
3. Enforcement rates of decisions/orders on:
a. certification election and	80%	90%
b. labor standards cases (writs of execution issued and served)	91%	50%
Output Indicators
1. Number of establishments assessed (LLCS)	59,380	75,000
2. Number of beneficiaries/workers served	662,095	575,162
3. Disposition rate of cases handled, including requests for assistance	89%	100%

Social protection for vulnerable workers strengthened

JANUARY 3, 2022	OFFICIAL GAZETTE	243
DEPARTMENT OF LABOR AND EMPLOYMENT

WORKERS PROTECTION AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of livelihood projects still operational after two (2) years of grant	84% (group) 87% (individual)	5%
2. Percentage of OFW labor cases resolved	97%	88%
Output Indicators
1. Number of beneficiaries provided with livelihood assistance	85,471	24,040
2. Number of beneficiaries served	1,473,771	2,709,896
3. Percentage of individuals provided services within the prescribed process cycle time (PCT)	100%	100%

B. INSTITUTE FOR LABOR STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability of workers increased; and

2.	Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Utilization of labor and employment researches for policy development and program implementation increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Utilization of labor and employment researches for policy development and program implementation increased

LABOR AND EMPLOYMENT RESEARCH PROGRAM
Outcome Indicators
1. Percentage of users satisfied with research papers	70%	80%
2. Percentage of research papers considered as actual or potential input to policy/program development	70%	70%
Output Indicators
1. Number of research papers completed	8	8
2. Number of research papers disseminated or published	8	8
3. Percentage of requests for technical papers or reports met not later than date of deadline set by the requesting person or agency	80%	85%

C. NATIONAL CONCILIATION AND MEDIATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Labor-management relations improved

2.	Labor disputes effectively settled/resolved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Labor-management relations improved

LABOR-MANAGEMENT PARTNERSHIP AND EMPOWERMENT PROGRAM
Outcome Indicators

1. Percentage of incidence of Preventive Mediation (PM) and Notices of Strike/Lockout (NS /L) cases involving companies with Labor Management Cooperation/Councils/Committees (LMCs) and/or Grievance Machineries (GMs)

a. Percentage of Incidence of PM and NS/L cases involving companies with LMCs	5.51%	not more than 10%
b. Percentage of Incidence of PM and NS/L cases involving companies with GMs	4.98%	not more than 10%
Output Indicators
1. LMCs facilitated	402	288
2. LMCs Enhanced	1,679	1,897
3. GMs Institutionalized/Operationalized	388	288
4. GMs Enhanced	1,963	1,897

Labor disputes effectively settled / resolved

LABOR CASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of Notices of Strike/Lockout handled which resulted to strike incidence	5.58%	not more than 6% of NS/L handled
Output Indicators
1. Disposition rates of:
a. Actual Strike/Lockout (AS / L)	78.60%	100%
b. Voluntary Arbitration	55%	60%
2. Settlement rates of:
a. Requests for Assistance (RFAs)	61%	70%
b. Preventive Mediation (PM)	90%	85%
c. Notice of Strike/Lockout (NS/L)	76%	70%
3. Percentage of cases/RFAs settled within process cycle time (NS/L, PM, and SEnA)	63%	60%

D. NATIONAL LABOR RELATIONS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Due process in resolving labor disputes ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Due process in resolving labor disputes ensured

JANUARY 3, 2022	OFFICIAL GAZETTE	245
DEPARTMENT OF LABOR AND EMPLOYMENT

LABOR ARBITRATION PROGRAM
Outcome Indicators
1. Percentage increase in cases resolved through conciliation-mediation	58%	50%
Output Indicators
1. Percentage of original/appealed cases processed within nine (9) months or 270 days/six (6) months or 180 days	92%	80%
2. Percentage of decisions affirmed by a higher court	98%	94%
3. Percentage of cases resolved within three (3) months from filing of case	65%	40%

E. NATIONAL MARITIME POLYTECHNIC

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased and adaptability enhanced

2.	Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

1.	Employablity and competitiveness of Filipino Seafarers enhanced

2.	Maritime manpower sector improved through quality research

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Employability and competitiveness of Filipino Seafarers enhanced

MARITIME SKILLS COMPETENCY PROGRAM
Outcome Indicators
1. Percentage of seafarer-trainees employed a year after completion of training	82%	40%
2. Percentage of seafarer-trainees whose jobs after completion of training are related to skills acquired	54%	25%
Output Indicators
1. Number of trainees	10,000	7,000
2. Number of courses developed and approved by the authority	2	2
3. Percentage of trainees issued with certification within 72 hours from successful completion of all course requirements	100%	100%
4. Percentage of trainees issued a Training Completion Record of Assessment (TCROA) within 72 hours after completion of assessment	100%	100%

Maritime manpower sector improved through quality research
MARITIME RESEARCH PROGRAM
Outcome Indicators
1. Percentage of maritime-stakeholder participants in research dissemination fora who rate the completed researches as satisfactory or better	100%	80%
2. Percentage of research papers used as input to policy formulation and program development	75%	50%

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Output Indicators
1. Number of researches completed	2	2
2. Percentage of completed researches disseminated to maritime stakeholders within one (1) year from completion	100%	100%

F. NATIONAL WAGES AND PRODUCTIVITY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

1.	Capacity of MSMEs to implement productivity improvement program enhanced

2.	Fair and reasonable minimum wages in accordance with law ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Capacity of MSMEs to implement productivity improvement program enhanced

ENTERPRISE PRODUCTIVITY IMPROVEMENT PROGRAM
Outcome Indicators
1. Percentage of trained MSMEs with productivity improvement program/action plan	59%	45%
2. Percentage of MSMEs assisted on productivity pay advisory with productivity incentive schemes	13%	12%
Output Indicators
1. Number of MSMEs trained/oriented	13,246	9,750
2. Percentage of clients who rated training/technical services as satisfactory or better	100%	98%
3. Number of MSMEs provided with technical assistance on designing productivity based incentive schemes	966	800

Fair and reasonable minimum wages in accordance with law ensured

WAGE REGULATORY PROGRAM
Outcome Indicators
1. Percentage of wage rates above the poverty threshold	100%	100%
2. Percent of appealed cases on wage orders/ exemption cases resolved within the reglementary period/process cycle time of 60 days	100%	98%
Output Indicators
1. Number of clients reached thru advocacy services	292,590	300,000
2. Number of wage orders issued, as necessary	11	as necessary
3. Percentage of wage cases resolved within forty-five (45) days upon receipt of application	100%	98%

JANUARY 3, 2022	OFFICIAL GAZETTE	247
DEPARTMENT OF LABOR AND EMPLOYMENT

G. OVERSEAS WORKERS WELFARE ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFWs increased

ORGANIZATIONAL OUTCOME

Social Protection for OFWs Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Social Protection for OFWs Enhanced

SOCIAL PROTECTION AND WELFARE FOR OFWs PROGRAM
Outcome Indicators
1. Percentage of scholars employed within six (6) months after graduation	50%	50%
2. Percentage of trainees deployed two (2) weeks after the training	50%	50%
3. Number of business enterprise established	31,994	38,667
4. Percentage of workers who rated the repatriation service as satisfactory or better	70%	50%
5. Percentage of beneficiaries who rated insurance benefit program as satisfactory or better	70%	70%
Output Indicators
1. Number of graduates	30,355	20,000
2. Percentage of trainees who rated the pre-departure seminar as satisfactory or better	70%	50%
3. Number of livelihood grantees	31,394	38,667
4. Percentage of workers repatriated within the prescribed time frame	100%	100%
5. Percentage of claims released within the prescribed time frame	100%	100%

H. PHILIPPINE OVERSEAS EMPLOYMENT ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Income-earning ability increased

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFWs increased

ORGANIZATIONAL OUTCOME

Empowerment and Protection of Overseas Filipino Workers ensured

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Empowerment and Protection of Overseas Filipino Workers ensured

OVERSEAS EMPLOYMENT AND WELFARE PROGRAM
Outcome Indicators
1. Percentage of clients who rate POEA services as good or better	94%	94%
2. Percentage of registered jobseekers placed for overseas employment	5%	5%
Output Indicators
1. Percentage of Overseas Employment Certificates issued within the prescribed period	100%	100%
2. Percentage of documented workers with updated and complete information in the database	50%	50%

OVERSEAS EMPLOYMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage of licensed recruitment and manning agencies compliant with recruitment rules and regulations	80%	80%
2. Percentage decrease in the number of illegal recruitment complainants	-15%	-15%
Output Indicators
1. Percentage of licenses, Special Recruitment Authority and Letter of Acknowledgment issued within the prescribed period	100%	100%
2. Percentage of cases filed up to June of the current year disposed by December of the same year	40%	25%
3. Percentage of licensed recruitment and manning agencies inspected and assessed	80%	80%

I. PROFESSIONAL REGULATION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Income-earning ability increased

ORGANIZATIONAL OUTCOME

Highly ethical, globally competitive, and recognized Filipino professionals ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Highly ethical, globally competitive, and recognized Filipino professionals ensured

PROFESSIONAL LICENSURE PROGRAM
Outcome Indicators
1. Percentage of graduates in all certificate courses given professional certification	56%	56%
Output Indicators
1. Percentage of applications for licensure examinations acted upon within two (2) days from filing	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	249
DEPARTMENT OF LABOR AND EMPLOYMENT

2. Percentage of test items prepared/formulated/peer reviewed by the Professional Regulatory Boards	98%	100%
3. Percentage of statistical data for monitoring of school performance generated within one day after the release of examination results	100%	100%

PROFESSIONAL REGULATION PROGRAM
Outcome Indicators
1. Percentage increase in number of professionals registered under various mutual recognition arrangements within ASEAN and other countries including international trade agreements where the Philippines is a signatory	5%	6%
2. Percentage of cases resolved within three (3) months	4%	8%
Output Indicators
1. Percentage of request for professional identification cards (PICs) and registration certificates acted upon within the prescribed timeframe	100%	100%
2. Percentage of complaints with investigations conducted	100%	100%
3. Number of institutions and establishments where professionals are employed that are inspected and monitored	1,062	1,050

PROFESSIONAL DATABASE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage reduction of process cycle time of frontline services upon conversion to online services	95%	96%
Output Indicators
1. Percentage increase in the number of applicants and professionals provided with online services	60.80%	33.75%

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XIX. DEPARTMENT OF NATIONAL DEFENSE

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and security policy and strategy direction provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Defense and security policy and strategy direction provided

DEFENSE POLICY AND STRATEGY MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of targets accomplished based on DND-Proper policies as monitored in the DND-wide Program Performance and Budget Execution Review (PPBER) Report	100%	100%
2. Percentage of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by the President and the Cabinet	80% of policies and strategies accepted by President and the Cabinet
Output Indicators
1. Number of Defense System of Management (DSOM) Key Document Products developed	90	92
2. Number of International Defense and Security Engagements (IDSE) Key Document Products developed	46	68
3. One (1) DND-wide PPBER Report developed	1	1

B. GOVERNMENT ARSENAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand

PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	251
DEPARTMENT OF NATIONAL DEFENSE

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Supply of Small Arms, Ammunition, Weapons, and Munitions Increased to the Level of Demand SMALL ARMS AMMUNITION, WEAPONS, AND MUNITIONS PROGRAM

Outcome Indicator
1. Ammunition (SAA) requirements for two (2) basic loads (combat requirements) Percentage of supportability to AFP Small Arms	100%	100%
Output Indicators
1. Number of small arms ammunitions (SAA) manufactured	40.00 Million Rounds	40.00 Million Rounds
2. Percentage acceptance based on standards	98%	98%

C. NATIONAL DEFENSE COLLEGE OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Defense and Security Leaders’ Capacity Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Defense and Security Leaders’ Capacity Improved

NATIONAL DEFENSE AND SECURITY POLICY STUDIES PROGRAM
Outcome Indicator
1. Percentage of research papers accepted by requesting agencies	100%	100%
Output Indicators
1. Number of research papers produced	20	21
2. Number of publications produced	10	10

NATIONAL DEFENSE AND SECURITY EDUCATION PROGRAM
Outcome Indicators
1. Percentage of Senior Leaders from DND and AFP who completed MNSA program	33%	33%
2. Teacher to student ratio	1:08	1:08
Output Indicators
1. Number of graduates	65	65
2. Number of enrollees	65	65

D. OFFICE OF CIVIL DEFENSE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Resiliency of communities to disasters improved

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Resiliency of communities to disasters improved
CIVIL PROTECTION PROGRAM

CIVIL DEFENSE ENHANCEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage of volunteers and Local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	10%	10%
2. Percentage of Local Disaster Risk Reduction and Management Offices (LDRRMOs) assessed	65%	65%
Output Indicators
1. Number volunteers and Local Disaster Risk Reduction and Management Officers (DRRMOs) capacitated	1,663	1,663
2. Number of Operation Centers (OpCens) managed	18	18

DISASTER RISK REDUCTION AND MANAGEMENT SUB PROGRAM

Outcome Indicators
1. Number of Disaster Risk Reduction Management (DRRM) training programs and learning initiatives provided to National/Regional Disaster Risk Reduction Management Council (N/RDRRMC) member agencies, Local government Units (LGUs), and sectoral groups	266	266
2. Percentage of National/Regional/Local Disaster Risk Reduction and Management Council (N/R/L DRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed on disaster readiness and resiliency Output Indicators	100%	100%
1. Percentage of participants from National/Regional Disaster Risk Reduction and Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups who rated the Disaster Risk Reduction and Management (DRRM) trainings and learning initiatives as at least satisfactory	70%	70%
2. Percentage National/Regional/Local Disaster Risk Reduction and Management Council (N/RDRRMC) member agencies, Local Government Units (LGUs), and sectoral groups assessed in the Gawad Kalasag (GK) program	100%	100%
3. Number of Local Disaster Risk reduction and Management Plans (LDRRMPs) reviewed and evaluated	1,715	1,715

DISASTER MANAGEMENT OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported	100%	100%
Output Indicators
1. Percentage of request for Non-Food Items (NFIs) of disater-stricken Local Government Units (LGUs) acted upon	100%	100%
2. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to slow-onset and sudden-onset hazards	100%	100%
3. Percentage of Disaster Risk Management (DRM) operations conducted and/or supported in response to planned events	100%	100%

E. PHILIPPINE VETERANS AFFAIRS OFFICE (PVAO) - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

1.	Filipino veterans empowered

2.	Filipinos’ appreciation and gratitude for veterans’ service demonstrated PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	253
DEPARTMENT OF NATIONAL DEFENSE

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Filipino veterans empowered

VETERANS’ WELFARE AND BENEFITS ADMINISTRATION OF PROGRAM
Outcome Indicator
1. Percentage of regular pensions paid on or before due date	100%	100%
Output Indicators
1. Percentage of benefit claims processed within ten (10) working days upon receipt of completed documents	92%	92%
2. Number of recipients of non-pension benefits	9,998	9,998

VETERANS AFFAIRS MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of veterans who are member of veterans organizations	30%	30%
Output Indicators
1. Number of veteran-related engagements	42	42
2. Number of veterans organizations assisted	42	42

Filipinos’ appreciation and gratitude for veterans’ service demonstrated

VETERANS MEMORIAL AND HISTORICAL PRESERVATION PROGRAM
Outcome Indicator
1. Number of shrine visitors and attendees to commemorative events	500,000	500,000
Output Indicators
1. Number of shrines maintained	8	8
2. Number of veterans’ celebratory events managed	13	13
3. Number of books, journals and other materials published	4	4

F. VETERANS MEMORIAL MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Quality Health Care Services Provided to Veterans and their Dependents

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Quality Health Care Services Provided to Veterans and their
Dependents
VETERAN HEALTH CARE PROGRAM
Outcome Indicator
1. Percentage of hospital discharges successfully treated	85%	85%

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Output Indicators
In-Patient Care
1. Number of In-patients treated	11,000	11,000
Out-Patient Care
1. Number of Out-patients treated	195,000	195,000
2. Percentage of patients attended to
upon arrival in the emergency ward:
Category 1 - Immediate simultaneous assessment and treatment	100%	100%
Category 2 - Assessment and treatment within 10 minutes (often simultaneously)	100%	100%
Category 3 - Assessment and treatment start within 30 minutes	100%	100%
Category 4 - Assessment and treatment start within 60 minutes	100%	100%
Category 5 - Assessment and treatment start within 120 minutes	100%	100%

G. ARMED FORCES OF THE PHILIPPINES

G.1. PHILIPPINE ARMY (LAND FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of army units in ground operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Level of mission capability of army units in ground operations attained

LAND FORCES DEFENSE PROGRAM
Outcome Indicators
1. Percentage of Tactical Units provided to force employers that are in prescribed readiness condition	57%	80%
2. Percentage of Ready Reserve Units in prescribed readiness condition	40%	60%
Output Indicators
1. Number of tactical and ready reserve units maintained
a. Tactical Battalions	204	240
b. Ready Reserve Battalions	83	86
2. Percentage of operational readiness of tactical and ready reserve units
a. Tactical Battalions	81%	85%
b. Ready Reserve Battalions	65%	68%
3. Average percentage of effective strength of tactical battalions that can be mobilized within 1 hour as dictated by higher authorities	90%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	255
DEPARTMENT OF NATIONAL DEFENSE

G.2. PHILIPPINE AIR FORCE (AIR FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of Air Force Units in air operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Level of mission capability of Air Force Units in air operations attained

AIR FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Tactical Air Operations Group that supported the Unified Commands	100%	100%
Output Indicators
1. Number of supportable aircraft maintained	154	173
2. Percentage of accomplishment of one-hour response to flight-directed mission	90%	90%
3. Percentage of flying hours flown	100%	100%

G.3. PHILIPPINE NAVY (NAVAL FORCES)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Level of mission capability of navy units in naval operations attained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Level of mission capability of navy units in naval operations attained

NAVAL FORCES DEFENSE PROGRAM
Outcome Indicator
1. Percentage of Naval units provided to unified commands	100%	100%
Output Indicators
1. Number of Philippine Navy (PN) units deployed and sustained for utilization / employment	109	109
2. Number of PN units prepared for deployment	34	34
3. Number of Force-Level Support Services Units sustained	137	137

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G.4. GENERAL HEADQUARTERS, AFP AND AFP-WIDE SERVICE SUPPORT UNITS (AFPWSSUS)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Sovereignty of the State and the Filipino people protected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Sovereignty of the State and the Filipino people protected

JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans and policies approved and implemented	N/A	N/A
Output Indicator
1. Number of military plans and policies formulated and adopted / issued	138	234

JOINT FORCE OPERATIONS SUB-PROGRAM
Outcome Indicator
1. Percentage compliance with strategic initiatives, memorandum of agreement / understanding and other treaties pertaining to Bilateral and Multilateral engagements	100%	100%
Output Indicator
1. Number of Bilateral and Multilateral engagements	140	140
Outcome Indicator
1. Percentage of successful security operations for president, first family, visiting heads of state /government and other VVIPs	100%	100%
Output Indicators
1. Number of joint operations conducted	N/A	N/A
2. Number of security operations for the president, first family, visiting heads of state / government and other VVIPs conducted	5,944	5,944

JOINT FORCE CAPABILITY PROGRAM
Outcome Indicators
1. Percentage of patients treated returning to duty (AFPMC)	90%	90%
2. Percentage of commanders who rated the new graduates satisfactory or better	90%	90%
Output Indicators
1. Number of patients that received treatment	10,852	10,852
2. Percentage of patients treated within the accepted Length of Stay (LOS) per case	90%	90%
3. Number of students trained
a) Cadets (PMA)	1,300	1,300
b) Personnel (Post-Commission)	146	146

JANUARY 3, 2022	OFFICIAL GAZETTE	257
DEPARTMENT OF NATIONAL DEFENSE

AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1 Percentage of signed AFP Modernization Projects	N/A	N/A
completed and delivered
Output Indicator
1 Number of AFP Modernization contract signed	N/A	N/A

JOINT FORCE PLANNING PROGRAM
Outcome Indicator
1. Percentage of military plans, programs and policies	90%	90%
formulated, reviewed and revised
Output Indicator
1. Number of military plans, programs and policies formulated, reviewed and revised	138	234

JOINT FORCE OPERATIONS PROGRAM
Outcome Indicator
1. Number of operations conducted	103,559	103,559

JOINT FORCE CAPABILITY PROGRAM

AFP MODERNIZATION SUB-PROGRAM
Outcome Indicator
1. Percentage of AFP Modernization Projects being implemented	85%	100%
Output Indicator
1. Number of approved Acquisition Decision Memorandum	10	10

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XX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Infrastructure development accelerated and operations sustained

2.	Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

1.	Ensure Safe and Reliable National Road System

2.	Protect Lives and Properties Against Major Floods

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Ensure Safe and Reliable National Road System

ASSET PRESERVATION PROGRAM
Outcome Indicators
1. An average International Roughness Index (IRI) of 3.7 (fair condition) for Primary Roads (N1) by 2022	4%
2. Percentage of national roads assessed within 3 or 4 star rating	1%
3. Improvement of road roughness index	100%
Output Indicators
1. Length (km) of maintained roads	503.391	1,073.833
2. Length (km) of rehabilitated / reconstructed / upgraded roads	N / A	228.576
3. Percentage of projects completed in accordance with plans and specifications and contract time	73.75%	100%

NETWORK DEVELOPMENT PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1)	6.25%
2. Percent increase in national road network	1.11%
Output Indicators
1. Length (km) of newly constructed roads	362.211	1,137.95
2. Length (km) of widened roads		651.18
3. Percentage of projects completed within the project timeline and according to specifications	29.50%	100%

BRIDGE PROGRAM
Outcome Indicators
1. Percent reduction of travel time Primary Roads (N1) Output Indicators	15%
1. Total length (lm) and area (m2) of (new and replacement) constructed bridges	4,594.732 ; N/A	33,285;307,540.573
2. Number of maintained and rehabilitated bridges		281
3. Percentage of projects completed within the project timeline and according to specifications	23.50%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	259
DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

Protect Lives and Properties Against Major Floods

FLOOD MANAGEMENT PROGRAM
Outcome Indicators
1. Percent decrease of areas prone to flooding in selected river basins with flood control master plan	1%
Output Indicators
1. Number of constructed flood mitigation structures and drainage systems	819	894
2. Number of constructed / rehabilitated flood mitigation facilities with major river basins and principal rivers	177	435
3. Percentage of projects completed within the project timeline and according to specifications	56.50%	100%

LOCAL PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%
Output Indicators
1. Number of projects (national buildings, evacuation centers, etc.)	N / A	216

CONVERGENCE AND SPECIAL SUPPORT PROGRAM
Outcome Indicators
1. Percent of projects completed and accepted within prescribed timeline (breakdown per agency)	100%
Output Indicators
1. Percentage of projects completed within the project timeline and according to specifications	24.5%
2. Length of access roads leading to airports constructed/improved (km)		32.490
3. Length of access roads leading to seaports constructed/improved (km)		44.423
4. Length of access roads leading to tourist destinations constructed/improved (km)		369.270
5. Length of access roads leading to Industries (km)		189.998
6. Various Infrastructure in support to National Security, roads (km) and other infrasturctures		6.720;169
7. Length of access roads leading to Railway Stations (km)		3.235
8. Improvement of Capacity of Provincial Bridges along Provincial Roads		14.000

SUSTAINABLE INFRASTRUCTURE PROJECTS ALLEVIATING GAPS (SIPAG)
Output Indicators
1. Number of projects (multipurpose buildings, water supply system, access roads/bridges, coastal roads, etc.)		2,148

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XXI. DEPARTMENT OF SCIENCE AND TECHNOLOGY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and cutting-edge technological innovations

STRATEGIC SCIENCE AND TECHNOLOGY (S&T) PROGRAM
Outcome Indicators
1. Percentage of projects completed within the required timeframe	12%	96%
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences or with IP filed or approved	87%	92%
3. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	81%	90%
Output Indicators
1. Number of projects funded	175	348
2. Number of grantees supported	60	338
3. Percentage of programs/projects received that are evaluated and approved within the standard period of 90 days	75%	90%

S&T PROGRAM FOR REGIONAL AND COUNTRYSIDE DEVELOPMENT
Outcome Indicators
1. Percentage increase in productivity generated	19%	15%
2. Percentage increase in employment generated	13%	6%
3. Percentage of clients who rate the assistance as satisfactory or better	96%	92%
Output Indicators
1. Number of S&T interventions provided	49,784	17,098
2. Number of MSMEs, LGUs, HEIs, communities and other customers assisted	31,064	16,261
3. Percentage of requests for technical assistance that are acted upon within the ISO standard time	95%	95%

B. ADVANCED SCIENCE AND TECHNOLOGY INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

JANUARY 3, 2022	OFFICIAL GAZETTE	261
DEPARTMENT OF SCIENCE AND TECHNOLOGY

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in ICT and Microelectronics

ADVANCED SCIENCE AND TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	7	7
2. Amount of revenue generated from partnerships	Php 39,600,000	Php 100,000,000
Output Indicators
1. Number of projects completed	9	3
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	133%	95%
3. Percentage of projects implemented within approved timeframe	100%	95%

ADVANCED SCIENCE AND TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Amount of revenue generated from technology transfer and technical assistance	Php 12,549,676	Php 13,000,000
2. Percentage of clients who rate the quality of technical assistance provided as satisfactory or better	100%	95%
Output Indicators
1. Number of knowledge/technologies diffused	13	13
2. Number of technologies transferred/commercialized through technology transfer agreement	3	3
3. Percentage of request for technical assistance that have been provided within the required timeframe	100%	95%

C. FOOD AND NUTRITION RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and food and nutrition technologies

FOOD AND NUTRITION RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage reduction of malnutrition prevalence in a municipality or barangay in each of the priority 25 provinces where S&T-based intervention model can be showcased	15%	15%
2. Amount of revenue generated from partnerships	Php 1,000,000	Php 2,000,000
Output Indicators
1. Number of projects completed	13	13
2. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	20% (n=30)	20% (n=30)
3. Percentage of projects implemented within the approved timeframe	100%	100% (n=40)

NUTRITIONAL ASSESSMENT AND MONITORING PROGRAM
Outcome Indicator
1. Percentage of national government agencies and local government units that adopt/refer to the results of the National Nutrition Survey	100%	100%
Output Indicators
1. Number of nutrition and nutrition-related indicators collected/generated and made available to the public within the prescribed time period	400	400
2. Number of feedback conferences/dissemination fora conducted	37	37
3. Number of projects/studies completed	5	5

FOOD AND NUTRITION TECHNOLOGY AND KNOWLEDGE DIFFUSION PROGRAM
Outcome Indicators
1. Percentage increase in the utilization of science-based intervention (technologies/products/services/models transferred and utilized; tools and guidelines adopted)	20% (n=6)	20% (n=6)
2. Percentage of technology transfer beneficiaries that rate the technology as satisfactory or better	95% (n=19)	95% (n=19)
Output Indicators
1. Number of technology transfer agreements forged	20	20
2. Number of technical services rendered	3,000	3,000
3. Percentage of request for technical services provided within the required timeframe	95% (n=2,850)	95% (n=2,850)

D. FOREST PRODUCTS RESEARCH AND DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

JANUARY 3, 2022	OFFICIAL GAZETTE	263
DEPARTMENT OF SCIENCE AND TECHNOLOGY

Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and forest-based product technological innovations

FOREST PRODUCTS RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	—	3
2. Amount of revenue generated from partnerships	—	Php 20M
Output Indicators
1. Number of projects completed	12	12
2. Percentage of projects implemented within the approved timeframe	100%	90%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	90%	90%

FOREST PRODUCTS TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	100%	90%
Output Indicators
1. Number of knowledge/technologies diffused	—	20
2. Number of technologies transferred/commercialized through technology transfer agreement	—	10
3. Percentage of request for technology transfer that have been provided within the required timeframe	100%	90%

FOREST PRODUCTS SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	2,128	2,000
2. Percentage of request for technical services that have been provided within the required timeframe	100%	90%
3. Number of clients benefiting from technical services	720	720

E. INDUSTRIAL TECHNOLOGY DEVELOPMENT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

PERFORMANCE INFORMATION

264	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies for industry productivity and competitiveness

INDUSTRIAL TECHNOLOGY RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	10	10
2. Amount of revenue generated from partnerships	—	Php 100,000,000
Output Indicators
1. Number of projects completed	15	20
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	7%	5%

INDUSTRIAL TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	90%	90%
Output Indicators
1. Number of knowledge/technologies diffused	30	45
2. Number of technologies transferred/commercialized through technology transfer agreement	5	5
3. Percentage of requests for technical asssitance that have been provided within the required timeframe	95%	95%

INDUSTRIAL TECHNOLOGY TECHNICAL SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	100%	90%
Output Indicators
1. Number of technical services rendered	21,488	20,000
2. Percentage of request for technical services that have been provided within the required timeframe	100%	90%
3. Number of clients benefiting from technical services	—	3,000

F. METALS INDUSTRY RESEARCH AND DEVELOPMENT CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Innovation stimulated

1.	Technology adoption promoted and accelerated

3.	Productivity and efficiency of communities and production sector, particularly MSMEs, improved

4.	Effective STI governance achieved

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	265
DEPARTMENT OF SCIENCE AND TECHNOLOGY

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and technologies in cutting-edge metals and engineering innovations

METALS INDUSTRY RESEARCH PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	30	25
2. Amount of revenue generated from partnerships	Php 500,000	Php 500,000
Output Indicators
1. Number of projects completed	49	15
2. Percentage of projects implemented within the approved timeframe	96%	95%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	60%	12%

METALS INDUSTRY TECHNOLOGY TRANSFER PROGRAM
Outcome Indicator
1. Percentage of clients that rate the technology transfer as satisfactory or better	70%	80%
Output Indicators
1. Number of technologies diffused	20	25
2. Number of technologies transferred/commercialized through technology transfer agreement	8	6
3. Percentage of requests for technology transfer that have been provided within the required timeframe	60%	70%

METALS INDUSTRY SCIENCE AND TECHNOLOGY SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	99%	95%
Output Indicators
1. Number of technical services rendered	6,281	4,300
2. Percentage of request for technical services that have been provided within the required timeframe	94%	95%
3. Number of clients benefiting from technical services	2,416	1,700

G. NATIONAL ACADEMY OF SCIENCE AND TECHNOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

PERFORMANCE INFORMATION

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GENERAL APPROPRIATIONS ACT, FY 2022

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge by recognizing outstanding achievements and enhancing and fostering policy environment for the development of Science and Technology

SCIENCE AND TECHNOLOGY RECOGNITION AND POLICY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of scientists given awards over nominations received	20%	20%
2. Number and percentage of policies, recommendations, formulated, submitted to concerned offices and accepted by said offices	6/80%	6/80%
Output Indicators
1. Percentage of nominations for awards and incentives acted upon within the prescribed period	100%	100%
2. Percentage of benefits and privileges provided to national scientists and academy members within the prescribed period	50%	57%
3. Number of recognition, advisory, scientific linkages and PSHC-related activities	20	20

H. NATIONAL RESEARCH COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Problem-focused multi-disciplinary basic research, policy formulation and collaboration among Filipino researchers enhanced

POLICY DEVELOPMENT FOR SCIENCE AND TECHNOLOGY ADVISORY PROGRAM
Outcome Indicators
1. Percentage of Filipino researchers collaborating on problem-focused multi-disciplinary basic Research and Development programs	25%	15.93%(5,710/35,848)
2. Percentage increase of stakeholders approving the policies formulated	96%	3%
Output Indicators
1. Number of projects with policy implications presented in stakeholders’ forum	5	6
2. Percentage of participants that rated the forum as satisfactory or better	96%	97%
3. Number of new approved NRCP members	276	500

BASIC RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	267
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2. Number of partnerships with local (public and private) and international organizations	15	16
Output Indicators
1. Number of projects funded	12	33
2. Number of projects monitored	18	58
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	100%	100%

I. PHILIPPINE ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL SERVICES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Enhanced safety and resiliency of Filipinos to disaster risks from extreme weather, flooding, storm surge and related events

WEATHER AND CLIMATE FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of 81 provinces including Metro Manila that have robust science-based weather related information and services in their disaster risk reduction plans	26.81%	94%
Output Indicators
1. Percentage of timely weather and tropical cyclone warnings issued within fifteen (15) minutes of scheduled time	90%	95%
2. Number of seasonal climate forecasts, climate impact assessment, tropical cyclone warning advisory (TCWA) for agriculture and farm weather forecasts and advisories issued	427	946
3. Annual Mean 24-hour Forecast Track Error (in kilometers)	100 km	Typhoon - less than or equal to 100 km Tropical Storm - less than or equal to 120 km
FLOOD FORECASTING AND WARNING PROGRAM
Outcome Indicator
1. Reduced number of casualties Output Indicators	—	0 casualty
1. Number of timely and accurate flood warnings issued	2,266	1,360
2. Percentage of timely flood warning issued within fifteen (15) minutes of scheduled time	97.62%	94.5%
3. Number of hazard maps developed/generated/updated	4	20

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GENERAL APPROPRIATIONS ACT, FY 2022

RESEARCH AND DEVELOPMENT ON ATMOSPHERIC, GEOPHYSICAL AND ASTRONOMICAL AND ALLIED SCIENCES PROGRAM
Outcome Indicators
1. Percentage of stakeholders who rated the forecasting capability services as satisfactory or better	80%	90%
2. Percentage increase of LGUs that use the hazard maps	50%	80%
Output Indicators
1. Number of researches/studies completed/published/operationalized and development of real innovative/pioneering projects	8	6
2. Percentage of involvement on the localization of instruments, facilities and models through innovation, collaboration and linkages	100%	100%
3. Number of technical assistance on actions/policies adapted by the LGU	1	98

J. PHILIPPINE COUNCIL FOR AGRICULTURE, AQUATIC AND NATURAL RESOURCES RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from science-based know-how and tools for agricultural productivity in the Agriculture, Aquatic and Natural Resources (AANR) sectors

NATIONAL AANR SECTOR R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	98%(47/48)	90% (43/48)
2. Number of partnerships with local (public and private) and international organizations	255	120
Output Indicators
1. Number of projects funded	674	643
2. Number of projects monitored	630	637
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	92%	90% (129/143)

K. PHILIPPINE COUNCIL FOR HEALTH RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

JANUARY 3, 2022	OFFICIAL GAZETTE	269
DEPARTMENT OF SCIENCE AND TECHNOLOGY

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for healthcare

NATIONAL HEALTH RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%(9/10)	90% (9/10)
2. Number of partnerships with local (public and private) and international organizations	70	80
Output Indicators
1. Number of projects funded	75	85
2. Number of projects monitored	200	250
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	45%	50%(135/270)

L. PHILIPPINE COUNCIL FOR INDUSTRY, ENERGY AND EMERGING TECHNOLOGY RESEARCH AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for productivity and competitiveness

NATIONAL INDUSTRY, ENERGY AND EMERGING TECHNOLOGY SECTORS R&D PROGRAM
Outcome Indicators
1. Percentage of priorities in the Harmonized National R&D Agenda (HNRDA) addressed	90%	90% (6/7)
2. Number of partnerships with local (public and private) and international organizations	20	55
Output Indicators
1. Number of projects funded	98	99
2. Number of projects monitored	287	200
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, or with IP filed or approved	50%	55%(126/229)

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M. PHILIPPINE INSTITUTE OF VOLCANOLOGY AND SEISMOLOGY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

ORGANIZATIONAL OUTCOME

Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Enhanced safety and resiliency of Filipinos to volcanic eruptions, earthquakes, tsunamis and other related hazards

VOLCANO, EARTHQUAKE AND TSUNAMI MONITORING AND WARNING PROGRAM
Outcome Indicator
1. Percentage of bulletins and warnings where the event follows within the predicted time	80%	80%
Output Indicators
1. Number of warnings and bulletins issued	1761	event-driven
2. Percentage of bulletins and warnings issued within the set standard time	96.73%	85%

VOLCANO, EARTHQUAKE AND TSUNAMI HAZARDS MAPPING, RISK ASSESSMENT AND RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	80%	85%
Output Indicators
1. Number of hazards maps, risk assessments reports generated/updated	26	16
2. Number of hazards maps, risk assessments certifications issued to clients	1,508	480
3. Number of technical papers presented in scientific meetings or published/submitted for publication in refereed journals	13	8

VOLCANO, EARTHQUAKE AND TSUNAMI DISASTER PREPAREDNESS AND RISK REDUCTION PROGRAM
Outcome Indicators
1. Number of communities or institutions assisted by PHIVOLCS on mainstreaming DRR in local development or disaster management and contingency plans	2	1
2. Percentage of stakeholders who availed and rated PHIVOLCS products and services as satisfactory or better	99.80%	85%
Output Indicators
1. Number of PHIVOLCS-organized Disaster Risk Reduction (DRR) activities conducted	36	10
2. Number of stakeholders trained on Disaster Risk Reduction (DRR)	1,302	400
3. Number of REDAS license issued to trained stakeholders	475	240

JANUARY 3, 2022	OFFICIAL GAZETTE	271
DEPARTMENT OF SCIENCE AND TECHNOLOGY

N. PHILIPPINE NUCLEAR RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

1.	Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

2.	Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from science-based R&D know-how and tools in cutting-edge nuclear and radiation technologies

NUCLEAR RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	15	15
2. Amount of revenue generated from partnerships	Php 120,540,000	Php 39,000,000
Output Indicators
1. Percentage of technologies transferred within the expected timeframe	100%	100%
2. Percentage of projects implemented within the approved timeframe	100%	100%
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or IP filed or approved	100%	100%

NUCLEAR SCIENCE AND TECHNOLOGY SERVICES AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	99%	99%
2. Percentage of clients who rate the technical services as satisfactory or better	100%	97%
Output Indicators
1. Number of knowledge/technologies diffused	35	19
2. Number of technologies transferred/commercialized through technology transfer agreement	1	1
3. Number of technical services rendered by sector Increased benefits to Filipinos from safe and secure utilization of nuclear and radiation technologies and materials	62,480	58,920

NUCLEAR REGULATIONS, SECURITY AND SAFEGUARDS PROGRAM
Outcome Indicators
1. Percentage benefit incidence of satisfactory implementation of safeguards agreement and physical security system	100%	100%
2. Percentage benefit incidence of satisfactory regulatory issuances	100%	100%
3. Percentage of compliance to regulatory standards	95%	90%

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Output Indicators
1. Number of regulations, guides, notices, bulletins or associated documents issued	6	6
2. Number of violation of regulations detected over the last five (5) years as a percentage of the average number of licenses and permits issued over the last five (5) years	9%	15%
3. Number of nuclear security/safeguards and regulatory activities implemented	12	9

O. PHILIPPINE SCIENCE HIGH SCHOOL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased competitiveness of Filipinos in Science and Engineering

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased competitiveness of Filipinos in Science and Engineering

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) SECONDARY EDUCATION ON SCHOLARSHIP BASIS PROGRAM
Outcome Indicators
1. Percentage of PSHS graduates pursuing STEM courses	90%	90% (1,328/1,476)
2. Percentage of winnings/awards/recognition from the total number of STEM-related international (ASEAN included) competitions participated by the PSHS Scholars	80%	85%
3. Percentile of PSHS students in Math in the US-based Scholastic Aptitude Test (SAT)	80th percentile	80th percentile
Output Indicators
1. Number of scholars supported	8,808	10,090
2. Cohort survival rate: Percentage of scholars who advance to the succeeding grade level until they complete the 6-year scholarship period	90%	90% (1,328/1,476)
3. Percentage of winnings, awards and recognition from total number of national and international competitions participated	90%	85%
4. Rank of the campuses based on the overall UPCAT scores of the PSHS student-takers	Top 20	Top 20

SCIENCE, TECHNOLOGY, ENGINEERING AND MATHEMATICS (STEM) PROMOTION PROGRAM
Outcome Indicator
1. Percentage of municipalities with applicants to the National Competitive Examination (NCE)	50%	30% (446 out of 1,488)
Output Indicators
1. Number of municipality recipients of promotional activities	137	64
2. Percentage of freshmen who were able to get a General Weighted Average (GWA) of 2.5 or better in the second quarter of the school year	85%	90% (1,647/830)

JANUARY 3, 2022	OFFICIAL GAZETTE	273
DEPARTMENT OF SCIENCE AND TECHNOLOGY

P. PHILIPPINE TEXTILE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased benefits to Filipinos from scientific knowledge and technological innovations for the productivity and competitiveness of textile, garment and allied industries and other institutions

TEXTILE AND OTHER TEXTILE-RELATED RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of partnerships with public and private stakeholders and international organizations	2	10
2. Amount of revenue generated from partnerships	Php 20 M	Php 50 M
Output Indicators
1. Number of projects completed	9	10
2. Percentage of projects implemented within the approved timeframe	100% (9/9)	100% (10/10)
3. Percentage of projects completed which are published in peer-reviewed journals, presented in national and/or international conferences, and/or with IP filed or approved	14%	27%

TEXTILE S&T SERVICES PROGRAM
Outcome Indicator
1. Percentage of customers that rate the technical services rendered as satisfactory or better	92%	92%
Output Indicators
1. Number of technical services rendered	21,195	24,294
2. Percentage of request for technical services that have been provided within the required timeframe	95%	95%
3. Number of clients benefiting from technical services	250	385

TEXTILE TECHNOLOGY TRANSFER PROGRAM
Outcome Indicators
1. Percentage of clients that rate the technology transfer as satisfactory or better	92%	92%
Output Indicators
1. Number of knowledge/technologies diffused	13	28
2. Number of technologies transferred/commercialized through technology transfer agreement	18	16
3. Percentage of requests for technology transfer that have been provided within the required timeframe	90%	100%

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Q. SCIENCE EDUCATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Lifelong learning opportunities for all ensured

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Competitiveness of Filipinos in Science, Technology, Engineering and Mathematics (STEM) enhanced

SCIENCE AND TECHNOLOGY SCHOLARSHIP PROGRAM
Outcome Indicators
1. Percentage of scholars employed in STEM-related fields	50%	75%
2. Percentage of municipalities served	95%	98%
Output Indicators
1. Number of scholars supported
Undergraduate level	17,491	45,229
Masters program	2,407	4,308
Doctoral program	720	1,550
2. Percentage of scholars graduating within the scheduled full-time program
Undergraduate level	97%	85%
Masters program	77%	70%
Doctoral program	42%	40%
3. Percentage of scholarship payments with a variance of actual payment to scheduled payment of more than one (1) day	95%	90%

SCIENCE AND TECHNOLOGY EDUCATION DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of beneficiaries who rated the training and promotional program as satisfactory or better	100%	90%
Output Indicators
1. Number of trainings and promotional programs conducted	82	122
2. Number of innovative learning resources developed and disseminated/deployed/established	2	8
3. Number of applications processed within two (2) months of receipt	10	75

R. SCIENCE AND TECHNOLOGY INFORMATION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

JANUARY 3, 2022	OFFICIAL GAZETTE	275
DEPARTMENT OF SCIENCE AND TECHNOLOGY

ORGANIZATIONAL OUTCOME

Public Science and Technology awareness increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public Science and Technology awareness increased

SCIENCE AND TECHNOLOGY INFORMATION PROGRAM
Outcome Indicator
1. Percentage increase in public S&T awareness survey Output Indicators	6%	N/A
1. Percentage of clients who rate the library services as satisfactory or better	90%	90%
2. Number of STARBOOKS sites installed	100	100
3. Number of promotion services and advocacy activities conducted	1,408	1,336

S. TECHNOLOGY APPLICATION AND PROMOTION INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Technology adoption promoted and accelerated

2.	Innovation stimulated

ORGANIZATIONAL OUTCOME

Filipinos protecting and venturing for innovative and emerging technology based projects increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Filipinos protecting and venturing for innovative and emerging technology-based projects increased

TECHNOLOGY APPLICATION AND INVENTION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in Intellectual Property protection filing for local technologies in the IPO Philippines	100% increase	10% increase
2. Percentage increase in the commercialization and adoption by industry/community of technologies diffused/supported	5%	7% increase
Output Indicators
1. Number of pre-commercialization support provided for technologies, inventions and innovation	54	30
2. Number of inventions, innovations and technologies promoted and commmercialized	46	50
3. Percentage of requests that are acted upon within 3 days of request	96%	95%
4. Number of technical advisory services rendered	1,495	1,600

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XXII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

1.	Well-being of poor families improved

2.	Rights of the poor and vulnerable sectors promoted and protected 3. Immediate relief and early recovery of disaster victims/survivors ensured

4.

Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured 5. Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Well-being of poor families improved

PROMOTIVE SOCIAL WELFARE PROGRAM
Outcome Indicator
1. Percentage of Pantawid households with improved well-being	Survival = 7,757 Subsistence = 1,794,365 Self-Sufficiency = 671,285	Survival = 2% Subsistence = 70% Self-Sufficiency = 28%
Output Indicators
1. Number of Pantawid households provided with conditional cash grants:	4,388,951	4,400,000
2. Number of poor households assisted through the Sustainable Livelihood Program	198,249	153,684
3. Number of households that benefited from completed KC-NCDDP sub-projects	630,884	2,500,000

Rights of the poor and vulnerable sectors promoted and protected

PROTECTIVE SOCIAL WELFARE PROGRAM

RESIDENTIAL AND NON-RESIDENTIAL CARE SUB-PROGRAM
Outcome Indicator
1. Percentage of clients in residential and non-residential care facilities rehabilitated	30.04%	30%
Output Indicators
1. Number of clients served in residential and non-residential care facilities	7,462	11,000
2. Percentage of facilities with standard client-staff ratio	72%	70%

SUPPLEMENTARY FEEDING SUB-PROGRAM
Outcome Indicator
1. Percentage of malnourished children in Community

JANUARY 3, 2022	OFFICIAL GAZETTE	277
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

Development Centers (CDCs) and Supervised Neighborhood Plays (SNPs) with improved nutritional status	77%	80%
Output Indicators
1. Number of children in CDCs and SNPs provided with supplementary feeding	1,847,970	1,936,868
2. Number of children / lactating mothers served through Bangsamoro Umpungan sa Nutrisyon (BangUN) Program	15,890 children; 5,825 pregnant and lactating women	15,000 children; 7,000 pregnant and lactating women

SOCIAL WELFARE FOR SENIOR CITIZENS SUB-PROGRAM
Outcome Indicator
1. Number of senior citizens using Social Pension to augment their daily living subsistence and medical needs	Food-82%, Medicines-82% Health Check- up-63%	82%
Output Indicators
1. Number of senior citizens who received social pension within the quarter	3,299,064	3,835,066
2. Number of centenarians provided with cash gift	985	1,281

PROTECTIVE PROGRAM FOR INDIVIDUALS AND FAMILIES IN ESPECIALLY DIFFICULT CIRCUMSTANCES SUB-PROGRAM
Outcome Indicator
1. Percentage of clients who rated the services provided as satisfactory or better	97%	95%
Output Indicators
1. Number of children served through Alternative Family Care Program	1,978	1,693
2. Number of beneficiaries served through Protective Services Program	1,224,270	1,389,339
3. Number of clients served through the Comprehensive Program for Street Children, Street Families and Badjaus:
a. Street Children	5,257	2,815
b. Street Families	6,781	1,210

SOCIAL WELFARE FOR DISTRESSED OVERSEAS FILIPINOS AND TRAFFICKED PERSONS SUB-PROGRAM
Outcome Indicator
1. Percentage of assisted individuals who are reintegrated to their families and communities	102%	94%
Output Indicators
1. Number of trafficked persons provided with social welfare services	1,598	2,000
2. Number of distressed and undocumented overseas Filipinos provided with social welfare services	31,775	29,253

Immediate relief and early recovery of disaster victims / survivors ensured

DISASTER RESPONSE AND MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of disaster-affected households assisted to early recovery	100%	100%
Output Indicators

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1. Number of LGUs/Field Offices with prepositioned goods	100% (16 Field Offices)	100% (16 Field Offices)
2. Number of internally-displaced households provided with disaster response services	739,452	As the need arises
3. Number of households with damaged houses provided with early recovery services	791,476	As the need arises
Continuing compliance of Social Welfare and Development Agencies (SWDAs) to standards in the delivery of social welfare services ensured

SOCIAL WELFARE AND DEVELOPMENT AGENCIES REGULATORY PROGRAM
Outcome Indicator
1. Percentage of Social Welfare Agencies (SWAs) with sustained compliance to social welfare and development standards	5% of accredited SWAs 1% registered/licensed SWAs	10% of accredited SWAs 5% of registered/licensed SWAs
Output Indicators
1. Number of SWDAs registered and / or licensed	452	200
2. Number of SWAs registered, licensed and accredited	81	150
3. Number of service providers accredited	5,143	4,864
Delivery of Social Welfare and Development (SWD) programs by LGUs through Local Social Welfare and Development Offices (LSWDOs) improved

SOCIAL WELFARE AND DEVELOPMENT TECHNICAL ASSISTANCE AND RESOURCE AUGMENTATION PROGRAM
Outcome Indicator
1. Percentage of Provincial/City/Municipal Social Welfare Development Offices (P/C/MSWDOs) with improved functionality		100%
Output Indicators
1. Percentage of LGUs provided with Technical Assistance (TA)	105% of LGUs with TA Plan	85-100% of LGUs with TA Plan
2. Percentage of LGUs provided with Resource Augmentation (RA)	126% of LGUs under RA Plan	85-100% of LGUs under RA Plan

B. COUNCIL FOR THE WELFARE OF CHILDREN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the fulfillment of the rights of the child

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Coordination of government actions for the fulfillment of the rights of the child

JANUARY 3, 2022	OFFICIAL GAZETTE	279
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

CHILD RIGHTS COORDINATION PROGRAM
Outcome Indicators
1. Percentage of resolutions implemented by the member agencies	11	100% (11)
2. Percentage of member agencies meeting their commitments to the achievement of the goals and targets in the National Plan of Action for Children	10	60% (6)
3. Percentage increase in the number of LGUs practicing child-friendly local governance	1,365	5% increase from 2019 accomplishment
Output Indicators
1. Number of policies/resolutions adopted by the Board/Regional Committee/Sub-Committee for the Welfare of Children (RC/SCWC) /Regional Development Councils (RDCs)	CB - 11 RSCWC - 18	CB - 14 RSCWC - 24
2. Average percentage of national plans and policies rated by stakeholders as good or better	85%	100%
3. Number of assessed /audited LGUs on child-friendly practices	1,501	1,643

C. INTER-COUNTRY ADOPTION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Filipino children in suitable permanent adoptive families abroad protected and secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Filipino children in suitable permanent adoptive families abroad protected and secured

INTER-COUNTRY ADOPTION REGULATORY PROGRAM
Output Indicators
1. Percentage of applications of new accreditation and re-accreditation applications processed within the prescribed timeframe	19 FAAs	100%
2. Number of accredited agencies subjected to inspection and compliance audit	41	36
Outcome Indicators
1. Percentage of local stakeholders complying with policy guidelines	50	94%
2. Percentage of Foreign Adoption Agencies/Liaison Service Agencies (FAAs /LSAs) compliant to ICAB standards and requirements	40	100%
3. Number of Child Caring Agencies participating in the Philippine Inter-Country Adoption Program	50	50

INTER-COUNTRY ADOPTION PROGRAM
Output Indicators
1. Number and percentage of children ready for	250	145; 90%

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adoption at the start of the year entrusted to foreign adoptive parents
2. Percentage of children matched to prospective adoptive parents upon receipt of complete updated documentary requirements	150	85%
Outcome Indicators
1. Percentage of children entrusted with finalized adoption	189	85%
2. Percentage of the number of adoption entrustment that suffered from disruption	less than 3%	Less than 3%

D. JUVENILE JUSTICE AND WELFARE COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2022 Targets
Coordination of government actions for the implementation of the juvenile intervention programs and activities improved

JUVENILE JUSTICE AND WELFARE PROGRAM
Outcome Indicators
1. Number and percentage increase of LGUs with Comprehensive Local Juvenile Intervention Program (CLJIP)	440	(10%)	646	(10%)
2. Number and percentage increase in LGUs with at least 1% IRA utilized on CLJIP implementation	440	(10%)	646	(10%)
3. Percentage of resolutions implemented by the member agencies	7%		11%
Output Indicators
1. Number of national policies, plans and programs developed, issued, disseminated and updated	36		53
2. Number of LGUs provided with technical assistance	3,018		5,739
3. Percentage of plans and policies rated by stakeholders as good or better	75%		75%

E. NATIONAL ANTI-POVERTY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

People-responsive anti-poverty government policies and programs institutionalized

JANUARY 3, 2022	OFFICIAL GAZETTE	281
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
People-responsive anti-poverty government policies and programs institutionalized

SOCIAL REFORM AND POVERTY ERADICATION AND OVERSIGHT PROGRAM

POLICY, PLAN AND PROGRAM ADVISORY, COORDINATION, DEVELOPMENT, REVIEW AND ADVOCACY SUB-PROGRAM
Outcome Indicators
1. Percentage of NGAs and LGUs that adopted policy recommendations	29; 100%	100%
2. Number of government actions to promote poverty alleviation harmonized and synchronized	10	10
Output Indicators
1. Number and percentage of policy, plan, and program recommendations prepared as scheduled	132; 80%	133; 80%
2. Percentage of policy issues resolved in a single NAPC en banc meeting and rated by stakeholders as satisfactory or better	80%	80%
3. Number and percentage of pieces of information delivered / advocacy events conducted or opened up for public access rated by stakeholders as good or better	13,215; 80%	12,250; 80%

BASIC SECTOR PARTNERSHIP AND PARTICIPATION PLATFORMS DEVELOPMENT AND MAINTENANCE SUB-PROGRAM
Outcome Indicators
1. Number and percentage of NGAs and LGUs that have basic sector representation in their policy-making and planning and monitoring structures	6; 100%	6; 100%
2. Ratio of Basic Sectoral Councils’ agenda carried out	40%	40%
Output Indicators
1. Number and percentage of consultative / convergent platforms organized as scheduled	450; 80%	530; 80%
2. Percentage of stakeholders who rated the platforms as good or better	80%	80%
3. Number and percentage of trainees who rated the trainings as good or better	3,446; 80%	3,076; 80%

F. NATIONAL COMMISSION ON INDIGENOUS PEOPLES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Philippine culture and values promoted

2.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Indigenous Cultural Communities / Indigenous Peoples’ (ICCs / IPs) rights ensured

ANCESTRAL DOMAIN / LAND SECURITY AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of Certificate of Ancestral Domain Title (CADT) / Certificate of Ancestral Land Title (CALT) awarded	90%	N/A
Percentage of Certificate of Ancestral Domain Title (CADT) / Certificate of Ancestral Land Title (CALT) approved	90%	90%
2. Percentage of compliance with existing Ancestral Domain Sustainable Development and Protection Program (ADSDPP) Guidelines	78%	90%
Output Indicators
1. Number of stages of CADT/CALT application completed within the year	20	296
2. Number of projects implemented in support to the delineation function	0	22
3. Percentage of completion of two (2) phases of ADSDPP formulation within the year Number of phases ADSDPP formulation completed within the year	90 52%	N/A 236

HUMAN, SOCIO-ECONOMIC AND ECOLOGY DEVELOPMENT AND PROTECTION PROGRAM
Outcome Indicators
1. Percentage of livelihood projects funded	31.78%	25.35%
2. Percentage of respondent-beneficiaries who rate the projects implemented as useful	75%	75%
Output Indicators
1. Number of projects /activities/Integrated Ancestral Domain Development Approach implemented (IADDA)	135	N/A
Number of projects/activities implemented within the year Number of programs implemented thru Integrated Ancestral	231	186
Domain Development Approach (IADDA)	0	54
2. Number of IP beneficiaries for the projects	65,508	32,849

INDIGENOUS PEOPLES RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of clients who rated the IP rights protection assistance as satisfactory or better	75%	75%
2. Percentage of cases disposed within the reporting period	70.67%	60%
Output Indicators
1. Number of projects implemented	98	152
2. Number of beneficiaries	45,807	139,628
3. Percentage of legal assistance extended within the prescribed timeframe	90%	90%
4. Percentage of cases acted upon within the prescribed timeframe	60%	N/A
Number of cases acted upon within the reporting period	189	96

JANUARY 3, 2022	OFFICIAL GAZETTE	283
DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

5. Number of interlocutory orders, resolutions, issuances and legal processes issued in cases other than those for resolution, archiving and remanding within the reporting period	59	35

G. NATIONAL COUNCIL ON DISABILITY AFFAIRS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Universal and transformative social protection for all achieved

ORGANIZATIONAL OUTCOME

Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Coordination of government policies, programs and services in the promotion, protection and fulfillment of the rights of Persons with Disabilities improved

PERSONS WITH DISABILITY RIGHTS PROGRAM
Outcome Indicators
1. Percentage of resolutions, policies and plans implemented by the member agencies	100% (12)	75% (9)
2. Percentage of Persons with Disability registered in the Department of Health (DOH) - Philippine Registry of Persons with Disability	112,150	357% (400,000)
3. Number / percentage and percentage increase over previous year of LGUs with programs on Persons with Disability	1,084	195 (18%)
Output Indicators
1. Number of national policies, plans and programs updated, issued and disseminated	47	50
2. Number of consultations, trainings and IEC activities conducted	70	80

H. PRESIDENTIAL COMMISSION FOR THE URBAN POOR

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services 2. Universal and transformative social protection for all achieved 3. Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access of the urban poor to asset reform, human development, basic services and other programs enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets

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Access of the urban poor to asset reform, human development, basic services and other programs enhanced

URBAN POOR COORDINATION AND SUPPORT PROGRAM
Outcome Indicators
1. Percentage of training participants rating the training as good or better	24,692	100%
2. Percentage of Urban Poor Organizations well-informed of the urban poor related laws and government programs and services they may avail	274	90%
Output Indicators
1. Number of capability building / training to Urban Poor Organizations conducted	491	678
2. Number of Urban Poor Organizations issued Certificate of Accreditation	274	274
3. Percentage of demolition and eviction activities reported to PCUP monitored	260	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	285
DEPARTMENT OF TOURISM

XXIII. DEPARTMENT OF TOURISM

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Tourism Revenue, Employment and Arrivals Increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Tourism Revenue, Employment and Arrivals Increased

TOURISM POLICY FORMULATION AND PLANNING PROGRAM
Outcome Indicator(s)
1. Number of tourism strategies, policies and action plans developed	6	136
Output Indicator(s)
1. Number of technical assistance provided to tourism stakeholders
- Local Government Units (LGUs)	2,744	785
- Non-LGUs	3,353	1,014
2. Percentage of entities assisted who rated the technical assistance as satisfactory	92%	94%

TOURISM INDUSTRY TRAINING PROGRAM
Outcome Indicator(s)
1. Percentage of target industry personnel trained that rated the services as satisfactory	90%	98%
2. Percentage of the total number of industry workforce/pax trained that improved their performance/economic situation marketability	N/A	5%
Output Indicator(s)
1. Number of training days delivered	1,451	N/A
2. Percentage of attendees/trainees that completed the training	90%	93%
3. Number of persons trained
- LGUs	2,438	4,543
- Industry Personnel	N/A	15,422
4. Number of trainings conducted	N/A	422

STANDARDS DEVELOPMENT AND ENFORCEMENT PROGRAM
Outcome Indicator(s)
1. Percentage of accredited tourism enterprises that maintained the tourism standards and regulations	90%	97%
Output Indicator(s)
1. Number of tourism standards reviewed	2	3
2. Number of inspections of tourism enterprises conducted	6,076	N/A
3. Percentage of accreditation applications acted upon within 20 working days	90%	96%
4. Number of accredited enterprises	N/A	8,264

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MARKET AND PRODUCT DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of travel partners selling the Philippines in the identified Opportunity Markets	9%	N/A
2. Percentage increase in the number of Philippine properties considering to venture into the new markets and/or willing to offer the new activities	9%	N/A
3. Percentage increase in the number of products developed and/or enhanced	N/A	18%
4. Percentage increase in the number of partners selling the Philippines in the domestic and international markets	N/A	5%
Output Indicator(s)
1. Number of travel trade development/support activities conducted	95	453
2. Number of consumer activations conducted/support activities conducted	95	1,081
3. Number of products developed and product partners engaged	120	N/A
4. Number of product development activities conducted	N/A	402

B. INTRAMUROS ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	Cultural heritage conserved

2.	Tourism development promoted and visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE		2022 TARGETS
Cultural heritage conserved

INTRAMUROS PROPERTY CONSERVATION AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of existing sites/structures maintained or conserved and restored		90%	100%
2. Percentage of existing artifacts maintained		20%	37.94%
3. Percentage increase in visitors		519,865	-9.52%
Output Indicator(s)
1. Number of sites/structures maintained		35	39
2. Number of artifacts maintained		1,200	2,277

INTRAMUROS COMMERCIAL PROPERTY LEASING PROGRAM
Outcome Indicator(s)
1. Percentage of occupancy of IA commercial properties		72%	76%
2. Percentage increase in occupancy of IA event facilities		2,625	-55.34%
3. Percentage increase in revenue	₱	60,106,022	-38.62%

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DEPARTMENT OF TOURISM

Output Indicator(s)
1. Percentage of application for use of event facilities acted upon within 24 hours		98%		100%
2. Number of promotional activities i.e., sales missions, trade fairs, client calls, advertisements, brochures		20		13
3. Revenue generated from leasing and rental of facilities	₱	22,399,704	₱	14,661,609

Tourism development promoted and visitor experience enriched
INTRAMUROS TOURISM PROMOTIONS PROGRAM
Outcome Indicator(s)
1. Percentage increase in visitor arrivals		1,855,488		-58.48%
Output Indicator(s)
1. Number of events held		28		72

INTRAMUROS REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage compliance of building owners to PD No. 1616		61.25%		77%
2. Percentage compliance of permit and clearance holders		90%		99.85%
Output Indicator(s)
1. Percentage of establishments and structures inspected/audited		168		91.62%
2. Number of building, repair and other ancillary permits processed/issued within 3 days		1,384		1,330

C. NATIONAL PARKS DEVELOPMENT COMMITTEE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

1.	National parks preserved and developed

2.	Visitor experience enriched

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
National parks preserved and developed

PARKS MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Percentage change in park visitors	11,484,620	-86.36% (1,566,076)
2. Percentage of visitors who rate the quality of parks as satisfactory or better	92.03%	96%
3. Percentage decrease in park rules violations	320	34.87	% (198)

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Output Indicator(s)
1. Percentage reliability of CCTV	94%	96%
2. Percentage of security guards deployed	100%	100%
3. Average percentage of year for which parks are open to the public during normal and business hours	100%	100%

Visitor experience enriched

CULTURAL AND EVENTS PROGRAM
Outcome Indicator(s)
1. Percentage of park visitors who rate the parks’ arts and cultural programs as satisfactory or better	95%	98.75%
2. Number of attendees/viewers for the parks’ physical and/or virtual arts and cultural programs	2,364,780	165,000
Output Indicator(s)
1. Number of arts and cultural programs held	1,243	3,771

JANUARY 3, 2022	OFFICIAL GAZETTE	289
DEPARTMENT OF TRADE AND INDUSTRY

XXIV. DEPARTMENT OF TRADE AND INDUSTRY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

3.	Consumer welfare improved

ORGANIZATIONAL OUTCOME

1.	Exports and investments increased

2.	Industries developed

3.	MSMEs assisted and developed

4.	Consumer welfare enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Exports and investments increased

EXPORTS AND INVESTMENTS DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Amount of exports	US$91.1 Billion	US$105.3 Billion
2. Amount of approved investments	PhP915 Billion	PhP 1,094 Billion
Output Indicator(s)
1. Number of exports and investment promotion activities locally and globally	54	30
2. Number of trade policy strategy papers developed for priority product, service, and/or market	16	12
3. Number of exporters assisted	3,576	4,998
4. Number of investors assisted	3,037	2,512

Industries developed

INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Employment generated from the industry increased annually	466,000	200,000
2. Employment generated from the services sector increased annually	617,000	600,000-700,000
Output Indicator(s)
1. Number of industry roadmaps, policies, plans, researches, studies and position papers formulated	177	310
2. Number of localization activities, conferences, workshops, consultative sessions and capacity building sessions conducted	517	685
3. Stakeholder engagement rating	88%	89%

MSMEs assisted and developed
MSME DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of MSMEs assisted to the total number of

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MSMEs in manufacturing, retail trade, construction and services sectors	34%	32%
Output Indicator(s)
1. Number of MSMEs assisted	301,436	386,024
2. Number of clients assisted by the Negosyo Centers	821,771	811,242
3. Percentage of MSMEs assisted who rate DTI assistance as satisfactory or better	100%	98%

Consumer welfare enhanced

CONSUMER PROTECTION PROGRAM
Outcome Indicator(s)
1. Consumer resolution rate	97%	98%
Output Indicator(s)
1. Percentage of consumer complaints resolved through mediation and arbitration within the prescribed time	96%	98%
2. Percentage of applications for permits/ accreditation/licenses/authorities processed within the prescribed time	100%	99%
3. Number of Price Monitoring Reports submitted within the prescribed time	12,310	3,330

CONSUMER EDUCATION AND ADVOCACY PROGRAM
Outcome Indicator(s)
1. Level of consumer awareness increased	70%	76%
Output Indicator(s)
1. Number of consumer awareness and advocacy initiatives undertaken	7,734	8,877
2. Number of consumer education information materials produced	4,511	806
3. Percentage of clients who rate the DTI advocacy initiatives as satisfactory or better	97%	97%

B. BOARD OF INVESTMENTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

1.	Competitive industries developed

2.	Investment increased

PERFORMANCE	INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Competitive Industries Developed
INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Manufacturing Gross Value Added (GVA) as percentage of Gross Domestic Product (GDP)	23.3%	16.8%-17.0%

JANUARY 3, 2022	OFFICIAL GAZETTE	291
DEPARTMENT OF TRADE AND INDUSTRY

2. Manufacturing employment as percentage of total employment	8.81%	8.3	% - 8.6%
3. Amount of new foreign and domestic investments and percentage increase over last year generated from BOI firms	PhP914.96 Billion (48.3% increase)	PhP995.59 Billion (10% annual increase)
Output Indicator(s)
1. Number of programs, activities, projects implemented for the identified priority sectors	22	24
2. Number of policies developed and approved in support of Industry Development Program	38	14

Investments Increased

INVESTMENT PROMOTION PROGRAM
Outcome Indicator(s)
1. Amount and percentage increase in the amount of Investment Promotion Agencies (IPA)-approved investments	PhP1.084 Trillion (19.3% increase)	PhP1.151 Trillion
2. Number of employment generated from IPA-approved projects	192,335	160,277
Output Indicator(s)
1. Number of leads generated from organized and conducted investment promotion activities in priority sectors	159	85
2. Percentage of applications for registration processed within five (5) weeks	99%	89%

C. CONSTRUCTION INDUSTRY AUTHORITY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Competitiveness of the construction industry increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Competitiveness of the construction industry increased

CONSTRUCTION INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of government agencies implementing the Constructors’ Performance Evaluation System (CPES)	5.63%	N/A
Percentage increase on CPES utilization among the top 5 infrastructure implementing agencies (DPWH, DOTR, NIA, NHA and PPA)	5%	5%
2. Percentage share of construction industry to GDP	5.7%	N/A
Percentage increase in construction services exports	N/A	10%

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3. Percentage rate of construction industry roadmap implemented	N/A	10% (average)
Output Indicator(s)
1. Percentage of critical industry issues and concerns addressed	98%	90%
2. Number of promotional activities conducted	19	6
3. Number of training/certification programs conducted	121 runs	121 runs
4. Amount of construction services export generated	N/A	US$31 Million
5. Number of advocacy, capacity building and stakeholder engagement activities with strategic partners	N/A	9

CONSTRUCTION INDUSTRY REGULATORY PROGRAM
Outcome Indicator(s)
1. Percentage increase in the number of renewing licensed contractors	10%	90%
Percentage increase in the number of contractors with Philippine Contractors Accreditation Board license	11%	14%
Output Indicator(s)
1. Percentage of licensing/registration/project authorization processed within the prescribed time	82% (average)	90%
2. Percentage of licensing and registration cases resolved	72%	N/A
Percentage of contractor’s administrative cases acted upon within the prescribed time	80%	80%
3. Percentage of arbitration cases resolved within the prescribed time	98%	80%

D. COOPERATIVE DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and Overseas Filipinos increased

ORGANIZATIONAL	OUTCOME

Growth and viability of cooperative enterprises improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Growth and viability of cooperative enterprises improved

COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage and number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	N/A	N/A

JANUARY 3, 2022	OFFICIAL GAZETTE	293
DEPARTMENT OF TRADE AND INDUSTRY

2. Number of compliant micro and small cooperatives graduating to small and medium asset size category, respectively	292 from micro to small 159 from small to medium	301 from micro to small 164 from small to medium
3. Percentage and number of cooperatives implementing best practices	N/A	N/A
4. Number of cooperatives implementing best practices	1,391	1,461
5. Number of cooperative business process facilitated through value chain	312	328
Output Indicator(s)
1. Percentage and number of registered cooperatives provided with technical assistance	80% or 15,801	80% or 12,065
2. Percentage of clients who rated the technical assistance or other development intervention as good or better	80%	80%
3. Percentage of technical assistance or other development intervention rendered within the prescribed period	80%	80%

COOPERATIVE REGULATION PROGRAM
Outcome Indicator(s)
1. Percentage of cooperatives compliant with laws, policies and regulations	80%	80%
Output Indicator(s)
1. Percentage of applications for registration of cooperatives and amendments to their Articles of Cooperation and By-Laws (ACBL) acted upon within the prescribed period	100%	100%
2. Percentage of cooperatives which rated registration/amendment processes as good or better	80%	80%
3. Percentage of registered cooperatives inspected/examined within the year	100%	80%
4. Percentage of non-compliant cooperatives complying with sanctions and directives	60%	60%
5. Percentage of violations/complaints acted upon within fifteen (15) days after knowledge of violations or upon receipt of complaint	80%	80%

E. DESIGN CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

Strong design culture cultivated and global competitiveness of Philippine products improved through design

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Strong design culture cultivated and global competitiveness of Philippine products improved through design

DESIGN INNOVATION, PROMOTION, AND INDUSTRY DEVELOPMENT PROGRAM

Outcome Indicator(s)
1. Percentage increase in the number of products developed that were commercialized	376	10	% (414)
2. Percentage increase in the number of designers and SMEs trained	63	11	% (70)
3. Percentage of clients who rate the services as satisfactory or better	96%	96%
Output Indicator(s)
1. Number of design services and technical assistance provided	2,500	2,500
2. Number of intellectual property (IP) applications filed	8	89
3. Number of design promotion activities provided	201	201

F. PHILIPPINE TRADE TRAINING CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives and Overseas Filipinos increased

ORGANIZATIONAL OUTCOME

More responsive trade training center

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
More responsive trade training center

TRADE BUSINESS MANAGEMENT TRAINING PROGRAM
Outcome Indicator(s)
1. Percentage of PTTC-assisted MSMEs taking positive actions to become global entrepreneurs	10.5%	10%
2. Number of MSMEs aligned with the international market standards	20	25
Output Indicator(s)
1. Number of training sessions conducted	496	627
2. Percentage of training sessions with satisfactory or better rating	98%	98%
3. Percentage of MSMEs requests responded to within three (3) days	98%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	295
DEPARTMENT OF TRADE AND INDUSTRY

G. TECHNICAL EDUCATION AND SKILLS DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and Overseas Filipinos increased

3.	Income-earning ability increased

4.	Maximize gains from demographic dividend

ORGANIZATIONAL OUTCOME

Employablity increased and/or enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Employability increased and/or enhanced

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT POLICY PROGRAM

Outcome Indicators
1. Percentage of stakeholders who rate policies/plans as good or better	99.43%	94%
Output Indicators
1. Number of National, Regional/Provincial TESD plans formulated/updated	1 National Progress Report	1 Semi-Annual Progress Report, 1 Annual Progress Report
TECHNICAL EDUCATION AND SKILLS DEVELOPMENT REGULATORY PROGRAM
Outcome Indicators
1. Percentage compliance of TVET programs to TESDA, industry, and industry standards and requirements	95%	85%
2. Percentage of TVET graduates that undergo assessment for certification	80%	70%
3. Percentage of TVET programs with tie-ups to industry	62%	60%
Output Indicators
1. Percentage of registered accredited TVET programs audited	99.40%	100%
2. Percentage of skilled workers issued with certification within 7 days of their application	83%	90%
3. Number of consultations, orientations and workshops for development of competency standards/training regulations	291	200

TECHNICAL EDUCATION AND SKILLS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of graduates from technical education and skills development scholarship programs that are employed	69.70%	69.39%
Output Indicators
1. Number of graduates from technical education and skills development scholarship programs	404,917 (preliminary)	144,705
2. Number of training institutions/establishments/assessment centers provided with technical assistance	8,229 (6,495 TVIs & 1,734 ACs)	5,842 (4,211 TVIs & 1,631 ACs)
3. Number of TESDA Technology Institutions (TTIs) graduates	182,867	189,886

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XXV. DEPARTMENT OF TRANSPORTATION

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1. Rail transport services improved

2. Air and water transport facilities and services improved

3. Road transport services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Rail transport services improved

RAIL TRANSPORT PROGRAM

METRO RAIL TRANSIT (MRT) SUB-PROGRAM
Outcome Indicator(s)
1. % reduction in transfer time from platform to loading	11 minutes (peak hours)	20%
2. % decrease in load factor	128%	13%
Output Indicator(s)
1. Compliance with approved timetable (90% efficiency)	90%	90%
2. Compliance with the peak-hour train availability requirements	90%	90%
3. Increase in average travel speed (kph)	40	56

RAILWAY CONSTRUCTION, REHABILITATION AND IMPROVEMENT SUB-PROGRAM
Outcome Indicator(s)
1. % increase in the number of weekday passengers	1,100,000	2%
2. Increase in average weekday peak-hour headway (minutes)	5	5
Output Indicator(s)
1. % completion of new railway system projects	15%	32%
2. % completion of expansion of existing railway system projects	15%	3%
Air and water transport facilities and services improved

AVIATION INFRASTRUCTURE PROGRAM
Outcome Indicator(s)
1. % increase in airport facilities capacity	2.36 airports	69%
2. Average decrease in passenger travel time and flight delay		5%

JANUARY 3, 2022	OFFICIAL GAZETTE	297
DEPARTMENT OF TRANSPORTATION

Output Indicator(s)
1. % increase in passenger traffic	62,115,054	5%
2. % increase in cargo traffic (tons)	937,994	2%
MARITIME INFRASTRUCTURE PROGRAM
Outcome Indicator(s)
1. % increase in passenger traffic	2,353,109	5%
2. % increase in vessel traffic	4,737	2%
3. % decrease in passenger waiting time	17 minutes	50%
4. % increase in tourist arrivals	1,172,474	5%
Output Indicator(s)
1. No. of social port projects successfully bid out and obligated	0	1
Road transport services improved
MOTOR VEHICLE REGULATORY PROGRAM
Outcome Indicator(s)
1. % reduction in average transaction time of:
- Driver’s license issuance	225 minutes	46.67%
- Motor vehicle registration	1,440 minutes	50%
2. % decrease in the number of apprehensions per major offense	1.71%	1.71%
Output Indicator(s)
1. % of motor vehicle registration applications processed within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
2. % of driver’s license and permits issued within the reglementary period as determined by the Department and reckoned upon the submission of complete documentary requirements	100%	100%
3. No. of apprehension for which a Temporary Operator’s Permit is issued and complaints acted upon	568,531	679,130
LAND PUBLIC TRANSPORTATION PROGRAM
Outcome Indicator(s)
1. % increase in public transport vehicles modernized (improved model year and use of environmentally-friendly fuel)	4%	50%
2. % increase in ridership of public transport service	50%	35%
Output Indicator(s)
1. % of Certificate of Public Convenience/franchises applications resolved/decided upon within the reglementary period	97%	90%
2. % of holders audited/monitored/penalized for non-compliance with the terms and conditions of the franchise	1%	5%
3. No. of polices formulated, developed, implemented, updated and disseminated	17	215

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B. CIVIL AERONAUTICS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Improved services by adopting policies and encouraging growth through progressive liberalization, fair competition and promotion of users welfare
AIR TRANSPORT DEVELOPMENT AND REGULATORY PROGRAM
Outcome Indicator(s)
1. % increase in the total operated capacity (seats)	51,884,957	7%
2. % increase in the number of operated routes	897	10%
Output Indicator(s)
1. No. of air agreements / negotiations initiated or acted upon within a year	9	7
2. % change of application for operating permits acted upon within the prescribed time	4,535	10%
AIR PASSENGER BILL OF RIGHTS PROGRAM
Outcome Indicator(s)
1. % of matters attended by the Passenger Rights Action Officer	2,755	100%
2. % change in the number of airline violations	50	5%
Output Indicator(s)
1. % of complaints resolved within the prescribed time	549	70%
2. % of air passenger rights related complaints acted upon within the prescribed time	657	100%

C. MARITIME INDUSTRY AUTHORITY (MARINA)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

1.	Global competitiveness of maritime industry enhanced

2.	Accessibility, safety and efficiency of maritime transport services improved

JANUARY 3, 2022	OFFICIAL GAZETTE	299
DEPARTMENT OF TRANSPORTATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Global competitiveness of maritime industry enhanced
MARITIME INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. % increase in the number of operating merchant ships	19,901	10%
Output Indicator(s)
1. No. of policies formulated, updated, issued and disseminated	18	16
Accessibility, safety and efficiency of maritime transport services improved
MARITIME INDUSTRY REGULATORY AND SUPERVISION PROGRAM
Outcome Indicator(s)
1. % of clients who rate the frontline services as satisfactory or better	70%	70%
2. % increase in the number of Filipino seafarers certified as meeting international standards	62,163	50%
Output Indicator(s)
1. % of applications received are acted upon within the standard processing time	871,928	100%
2. % of complaints / reports of violations received are acted upon within the standard processing time	1,025	100%

D. OFFICE OF TRANSPORTATION COOPERATIVES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation cooperatives developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Transportation cooperatives developed
TRANSPORTATION COOPERATIVE DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. % increase in registered cooperatives accredited	473	11.5%
2. % increase in the membership of accredited cooperatives	77,767	10.75%

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3. % increase in the total value of assets of all accredited Transport Cooperatives (TC)	4,650,314	10.75%
4. % increase of accredited cooperatives with Certificate of Good Standing	322	27%
Output Indicator(s)
1. % of TC processed for accreditation within the prescribed period	40	100%
2. No. of TC development services rendered according to client/s satisfaction and execution standards	1,285	1,711

E. OFFICE FOR TRANSPORTATION SECURITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Transportation systems secured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Transportation systems secured
TRANSPORTATION SECURITY PROGRAM
Outcome Indicator(s)
1. % of transportation facilities compliant with transport security plans, programs, rules and regulations	90%	90%
2. % of transportation facilities compliant with national / international standard	90%	90%
Output Indicator(s)
1. No. of risk assessment conducted	37	37
2. No. of security personnel trained and certified within a prescribed timeframe	891	1,500
3. No. of site inspections and audit / verification conducted within a year	318	560

F. PHILIPPINE COAST GUARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Maritime violations, incidents, and marine pollution reduced

JANUARY 3, 2022	OFFICIAL GAZETTE	301
DEPARTMENT OF TRANSPORTATION

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Maritime violations, incidents, and marine pollution reduced
MARITIME SEARCH AND RESCUE PROGRAM
Outcome Indicator(s)
1. % of incidents with successful search and rescue	642	99%
Output Indicator(s)
1. % of incidents responded to	883	94%
2. % of incidents responded to within the prescribed period	883	92%
3. No. of Search and Rescue (SAR) conducted	642	654

MARITIME SECURITY AND LAW ENFORCEMENT PROGRAM
Outcome Indicator(s)
1. % of apprehensions of violations (smuggling, illegal fishing, piracy, human trafficking, counternarcotics, etc.)	540	72%
2. % of Philippine coast under surveillance patrol more than fifty (50) times a year	36,289	28%
Output Indicator(s)
1. No. of kilometers of Philippine coast patrolled / monitored	416,718	521,106
2. % of maritime area patrolled in square Nautical Miles (sq. NM)	641,418	89%
MARINE ENVIRONMENTAL PROTECTION PROGRAM
Outcome Indicator(s)
1. % decrease in the number of marine pollution accidents	31	2%
Output Indicator(s)
1. No. of vessels and facilities inspected by PCG on marine pollution regulations	18,621	22,731
2. % of vessels and facilities subjected to two (2) or more marine pollution compliance inspections in the last two (2) years	1.29%	0.80%
MARITIME SAFETY PROGRAM
Outcome Indicator(s)
1. % decrease in maritime incidents reported pertaining to maritime safety Output Indicator(s)	400	1%
1. No. of Vessel Safety Enforcement Inspection (VSEI) and Pre-Departure Inspection (PDI) conducted	977,465	1,048,112
2. % of operational efficiency of lighthouses	92%	94%

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G. TOLL REGULATORY BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Tollway regulatory services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Tollway regulatory services improved
TOLLWAY REGULATORY PROGRAM
Outcome Indicator(s)
1. % decrease in toll road crashes	8,066	2%
2. % increase in average traffic volume in toll roads	931,399	2%
3. % decrease in the number of complaints received during public hearings on rate increases	15	5%
Output Indicator(s)
1. % of complaints acted upon	41	80%
2. No. of inspection conducted	176	256
3. Increased kilometer-length of toll road	123	70

JANUARY 3, 2022	OFFICIAL GAZETTE	303
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

XXVI. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. OFFICE OF THE SECRETARY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Sound economic and development management effected

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Sound economic and development management effected

SOCIO-ECONOMIC POLICY AND PLANNING PROGRAM
Outcome Indicator(s)
1. Percentage of policy recommendations adopted	86.32% (568 of 658)	At least 88%
2. Percentage of agenda items related to the plans for NEDA Board Committees where NEDA is the Secretariat	93.79% (287 of 306)	At least 93%
3. Average client satisfaction rating of members of the following with the secretariat services provided
a. NEDA Board	No meeting held in Q1, Q2, and Q3 of 2019 For Q4 meeting although no client survey was conducted, the members of the NB did not express any negative feedback or mani-fest any adverse reaction to the materials distributed and to the secretariat support provided	At least 4/5 or 80% (Very Satisfactory) average rating
NEDA Board Committees:
b. Social Development Committee	4.63 or 92.6% (Outstanding) average rating	At least 3.75 / 5 or 75% (Very Satisfactory) average rating
c. Committee on Tariff and Related Matters	4.34 or 86.8% (Very Satisfactory) average rating	At least 2.5/5 or 50% (Satisfactory) average rating
d. National Land Use Committee (NLUC)	4 or 80% (Very Satisfactory) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
e. Regional Development Committee (RDCom)	4.37 or 87.4% (Very Satisfactory) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
f. Other Inter-Agency Committees	4.5 or 90% (Outstanding) average rating	At least a 3.85/5 or 76% (Very Satisfactory) average rating
g. Regional Development Councils (RDC)	4.5 or 90% (Outstanding) average rating	At least a 4.35/5 or 87% (Very Satisfactory) average rating
Output Indicator(s)
1. Percentage of requests for policy recommendations on socio-economic and development matters	94.83% (624 of 658)	At least 97%

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prepared or reviewed within the required date and/or time of completion
2. Number of plans prepared/updated and submitted within schedule to NEDA Board, RDCom, NLUC, RDCs, and/or Secretary of Socioeconomic Planning respectively, for approval	25 total	15 total
3. Number of economic reports prepared on or before the release of official statistics for each reference period	44 total	52 total
NATIONAL INVESTMENT PROGRAMMING PROGRAM
Outcome Indicator(s)
1. Average client satisfaction rating of members of the following with the secretariat services provided
NEDA Board Committees:
a. Investment Coordination Committee (ICC)	4.54 or 90.8% (Outstanding) average rating	At least 3/5 or 60% (Satisfactory) average rating
b. Infrastructure Committee	4.58 or 91.6% (Outstanding) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
c. Other Inter-agency Committees	4.54 or 90.8% (Outstanding) average rating	At least 4/5 or 80% (Very Satisfactory) average rating
2. Percentage of programs and projects approved by the ICC included in the Public Investment Program (PIP) Output Indicator(s)	92.59% (25 of 27)	At least 90%
1. Number of annual/medium-term public investment program documents prepared/updated and submitted by every end of the year to the concerned inter-agency bodies for appropriate action	15 total	17 total
2. Percentage of project appraised within target deadline	95.06% (231 of 243)	At least 90%
NATIONAL DEVELOPMENT MONITORING AND EVALUATION PROGRAM
Outcome Indicator(s)
1. Adoption of Socio-Economic Report (SER) as basis for Budget Priorities Framework (BPF)	SER adopted in Parts III and IV of the BPF	SER adopted in the BPF
2. Percentage of requests for monitoring and evaluation information for policy and decision-making made readily available to policy-makers and various stakeholders within prescribed period	98.61% (71 of 72)	At least 100%
3. Percentage of agencies with problematic projects alerted/assisted to hasten or put project implementation back on track and/or to address implementation issues	100% (67 of 67)	At least 100%
Output Indicator(s)
1. Number of socioeconomic assessment reports prepared and released within schedule	16 total	16 total
a. Socio-Economic Report (SER)	1SER	1 SER
b. Regional Development Report (RDR)	15 RDRs	15 RDRs
2. One (1) annual report on the performance of Official Development Assistance (ODA) portfolio prepared and submitted to Congress on or before June 30 annually	1	1

JANUARY 3, 2022	OFFICIAL GAZETTE	305
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

3. Percentage of programs/projects (i.e. ICC-approved programs/projects with complete requirements) re-evaluated within target deadline	100% (31 of 31)	At least 90%

B. COMMISSION ON POPULATION AND DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Nutrition and health for all improved

2.	Accelerated demographic dividend

3.	Maximize gains from demographic dividend

ORGANIZATIONAL	OUTCOME

Access to population management information and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to population management information and services improved
PHILIPPINE POPULATION MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Modern contraceptive prevalence rate	47%	60%
2. Percentage of LGUs with POPDEV policies, plans and programs to address local population issues	5%	35%
3. Adolescent birth rate (for ages 15-19 years) per 1,000 women in that group	55 (per 1,000 women aged 15-19)	N/A
4. Number of live births born to adolescent aged 10-17 years (minors) Output Indicator(s)	62,510	50,000
1. Number of couples reached by Responsible Parenthood and Family Planning (RPFP) classes	1,200,000	N/A
2. Number of LGUs provided with technical assistance	85	N/A
3. Number of adolescents and youth provided with Adolescent Sexual and Reproductive Health (ASRH) information	35,000	N/A
4. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to significantly reduce unmet need for modern family planning by at least 50% (towards zero unmet need)	20%	40%
5. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to reduce adolescent pregnancy by 10%	20%	40%
6. Percentage of relevant national/regional institutions and LGUs provided with technical assistance and capacitated to establish and implement functional population and development	20%	40%

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strategies and programs (Responsible Parenthood and Family Planning (RPFP), Adolescent Health and Development (AHD) and Population and Development (POPDEV) integration)

C. PHILIPPINE NATIONAL VOLUNTEER SERVICE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Alignment of volunteer programs and activities to the national development priorities assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Alignment of volunteer programs and activities to the national development priorities assured

NATIONAL VOLUNTEER SERVICE PROGRAM

Outcome Indicator(s)
1. Percentage of volunteer assisted projects in development priority areas	83.64% of 660	80% of 585
2. Percentage of target institutions and organizations participating in volunteering for development	38.30% of 94	36% of 100
Output Indicator(s)
1. Number of public information and advocacy activities on volunteerism conducted	17	20
2. Percentage of programs and projects monitored and evaluated	72.27% of 660	80% of 585
3. Number and percentage of organizations / institutions requesting assistance provided with the same within 30 days upon receipt of request	100% of 12	100% of 12

D. PUBLIC-PRIVATE PARTNERSHIP CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Greater private sector participation through Public-Private Partnership to accelerate provision of safe, efficient, reliable and sustainable infrastructure and development projects

JANUARY 3, 2022	OFFICIAL GAZETTE	307
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

PUBLIC-PRIVATE PARTNERSHIP MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Number of new PPP projects added to the pipeline of project development Output Indicator(s)	6	6
1. Percentage of capacity building activities achieved as targeted per year	100%	100%
2. Percentage of policies approved/issued to the number of planned concept notes	4	100%

E. PHILIPPINE STATISTICAL RESEARCH AND TRAINING INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Statistical Capacity of Government Strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Statistical Capacity of Government Strengthened
PHILIPPINE STATISTICAL SYSTEM CAPACITY DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Percentage of training courses conducted with participants having significant increase in scores between the pre and post evaluation tests	100%	80%
2. Percentage of participants who were awarded certificate of completion	90%	80%
Output Indicator(s)
1. Total number of training hours provided	1,113	650
2. Total number of persons trained	744	956
STATISTICAL RESEARCH PROGRAM
Outcome Indicator(s)
1. Percentage of completed research outputs that are utilized by stakeholders and/or adopted by the Philippines Statistical System (PSS)	94%	80%
Output Indicator(s)
1. Number of in-house research project completed	10	10
2. Number of theses/dissertations provided with financial support	1	3
3. Percentage of research studies completed which are published in a refereed journal and/or presented in a users’ or research forum or scientific conference within 12 months after completion	100%	100%

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F. PHILIPPINE STATISTICS AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

1. Relevant and accessible statistics provided for evidence-based decision making

2. Citizen’s access to social services facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant and accessible statistics provided for evidence-based decision making
NATIONAL STATISTICS DEVELOPMENT PROGRAM
Outcome Indicator(s)
1. Number of website visits and percentage of favorable feedback	9 Million/95%	9 Million/95%
Output Indicator(s)
1. Number of surveys and censuses conducted and percentage completed within target timeline	38/80%	38/80%
2. Percentage of statistical products disseminated within the Advance Release Calendar or prescribed period	100%	100%
3. Number of data dissemination and for a conducted	7	41
STATISTICAL POLICY AND COORDINATION PROGRAM
Outcome Indicator(s)
1. Percentage of LGUs adopting statistical standards and classification systems	25%	25%
2. Percentage of NGAs adopting statistical standards and classification systems	25%	25%
Output Indicator(s)
1. Percentage of agencies with designated statistics which submitted budget proposals for review and endorsement to the DBM	60%	60%
2. Number of new and updated statistical and classification systems	2	2
3. Number of statistical advocacy activities conducted	4	4
4. Number of participants from LGUs and national government agencies provided with training on statistical classification systems	163	60
5. Number of statistical policies prepared, approved by the PSA Board and disseminated Citizen’s access to social services facilitated	21	4
CIVIL REGISTRATION PROGRAM
Outcome Indicator(s)
1. Percentage of civil registry documents which can be accessed by public through an online system	90%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	309
NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

2. Satisfaction rating by the public of the Civil Registration Services (CRS)	77%	85%
Output Indicator(s)
1. Number of servicing outlets maintained	40	40
2. Number of Local Civil Registrars (LCRs) who are trained on laws, regulations and system on civil registration	100	125
3. Percentage of civil registry applications issued /completed within prescribed time frame	92%	92%

G. TARIFF COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Competitiveness of local industries enhanced and international trade promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Competitiveness of local industries enhanced and international trade promoted
TARIFF ADMINISTRATION PROGRAM
Outcome Indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff modification submitted pursuant to Section 1608 of the Customs Modernization and Tariff Act (CMTA) based on Committee on Tariff Related Matters (CTRM) final decisions	1	2
2. Percentage of classification rulings issued under Section 1100 of the CMTA not overruled by the Department of Finance (DOF)	100%	100%
Output Indicator(s)
1. Number of petitions for tariff modification acted upon, including conduct of public hearings, over the total number of petitions received	2	2 out of 2
2. Number of applications for tariff classification ruling acted upon over the total number of applications received	351	250
3. Percentage of investigations on petitions for tariff modification completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1608 of the CMTA	100%	100%
4. Percentage of tariff classification rulings issued within 30 days after receipt of properly documented application, with complete supporting data and sample/picture of subject article, pursuant to Section 1100 of the CMTA	100%	100%

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INTERNATIONAL TRADE AND TARIFF NEGOTIATIONS PROGRAM
Outcome Indicator(s)
1. Number of implementing Executive Orders (EOs) on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and international agreements drafted pursuant to Section 1609 of the CMTA based on final CTRM decisions	1	1
2. Percentage of tariff lines in the Philippine Tariff Finder (PTF) updated within 30 days from the issuance of an EO on tariff modification and/or change in tariff nomenclature	100%	100%
Output Indicator(s)
1. Number of investigations and public hearings/ consultations conducted on tariff concessions to be granted by the Philippines under multilateral, regional, bilateral and other international agreements over the total number of requests for investigation/public consultation received	0	1 out of 1
2. Number of tariff lines in the PTF updated over the number of tariff lines in an EO on tariff modification and/or change in tariff nomenclature	11,059	11,058
3. Percentage of investigations on tariff concessions to be granted by the Philippines under international agreements completed within 30 days after termination of the public hearing/consultation and receipt of complete supporting documents pursuant to Section 1609 of the CMTA	100%	100%
TRADE REMEDY MEASURES PROGRAM
Outcome Indicator(s)
1. Percentage of completed formal investigations on	100%	100%
dumping, safeguard and countervailing cases pursuant to Sections 711, 712 and 713 of the CMTA not overturned under the judicial process
Output Indicator(s)
1. Number of applications for trade remedy measure acted upon over the total number of applications received	1	2 out of 2
2. Percentage of formal investigations on dumping, safeguard and countervailing cases completed within 120 days (or 60 days when certified as urgent) from the date of receipt of endorsement from DTI/DA and receipt of complete supporting documents pursuant to Sections 711, 712 and 713 of the CMTA	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	311
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

XXVII. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE (PROPER)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PRESIDENTIAL COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of news and photo releases used by selected print media	90%	94%
Output Indicators
1. Number of news and photo releases disseminated	2,507	3,350
2. Percentage of Presidential events and visits provided with coverage arrangements	95%	95%

B. BUREAU OF BROADCAST SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
PUBLIC RADIO BROADCASTING PROGRAM
Outcome Indicator
1. Total number of listeners and percentage of market	17.5M	300,000 (1.71%)
Output Indicators
1. Total number of radio broadcasting hours and percentage increase from previous year	126,100 hrs	126,100 hrs (0%)
2. Number of Cities and Municipalities reached and percentage to total	145 Cities 1,489 Municipalities	120 Cities (82.76%) 1,110 Municipalities (74.55%)

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C. BUREAU OF COMMUNICATIONS SERVICES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT COMMUNICATIONS PROGRAM
Outcome Indicator
1. Percentage of the feedback survey respondents from the target audience who gained awareness of presidential policies and government programs after exposure to print and digital information materials and events	95%	90%
Output Indicators
1. Number of communication materials and events produced and disseminated	141,002	96,231
2. Percentage of the feedback survey respondents from the target audience who rated the communication materials and events as good or better	96%	90%
3. Percentage of materials and events produced as scheduled	83%	90%

D. NATIONAL PRINTING OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive and self-sustaining printing operations achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Responsive and self-sustaining printing operations achieved
NATIONAL PRINTING PROGRAM
Outcome Indicators
1. Ratio of cost operating expense against revenue / income	1:1	2:2
2. Amount and percentage increase of revenue income	128,365,945	322,020,084/20%
3. Net income	43,943,702	64,404,016

JANUARY 3, 2022	OFFICIAL GAZETTE	313
PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

Output Indicators
1. Number of printing work orders completed	1,400	1,470
2. Percentage of accuracy and completeness of printing work	95%	95%
3. Percentage of printing work orders delivered on time	95%	95%

E. NEWS AND INFORMATION BUREAU

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
GOVERNMENT NEWS INFORMATION AND MEDIA SERVICES PROGRAM
Outcome Indicators
1. Percentage of national, provincial and foreign news stories and news photos utilized	57,370	100% or 48,000
2. Percentage of presidential stories and photos, transcripts, news monitoring reports and alerts and clippings utilized	100%	100%
3. Percentage of media arrangement, coordination, accreditation and assistance and press center operations rated as satisfactory or better	118.82%	100%
Output Indicators
1. Percentage of news, information and media services provided both locally and internationally	387,465	100% or 444,460
2. Percentage rating on news, information and media services that were provided both locally and internationally	124.41%	100%
3. Percentage of news, information and media services provided both locally and internationally rendered within prescribed schedule	125.19%	100%

F. PHILIPPINE INFORMATION AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access, engagement and understanding of Presidential policies and government programs achieved
DEVELOPMENT COMMUNICATION PROGRAM
Outcome Indicators
1. Access rate audience of IEC materials developed	85%	95%
2. Percentage of government information officers trained who rate the training as satisfactory or better	90%	95%
3. Percentage of public who are aware / informed of government programs	85%	95%
Output Indicators
1. Percentage of IEC materials produced / disseminated within the prescribed timeframe	90%	100%
2. Percentage of training accomplished within the prescribed timeframe	95%	95%
3. Percentage of consultations held or stakeholders consulted within the prescribed timeframe	95%	95%

G. PRESIDENTIAL BROADCAST STAFF (RTVM)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access, engagement and understanding of Presidential policies and government programs achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access, engagement and understanding of Presidential polices and government programs achieved
PRESIDENTIAL DOCUMENTATION AND BROADCAST MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of presidential events and activities hooked-up and aired by broadcast networks	100%	100%
2. Percentage of likes and shares of presidential events and activities through social media	90%	90%
3. Percentage of satisfactory feedback on requested video and audio materials by the broadcast networks and the general public	100%	90%
Output Indicators
1. Number of presidential events and activities hooked-up and aired by broadcast networks	90% (6,000)	100% (6,000)
2. Number of presidential events and activities posted in social media	100% (2,528)	90% (2,528)
3. Number of technical support provided to various agencies, local and foreign organizations and broadcast networks meeting the required broadcast	100% (600%)	90% (800)

JANUARY 3, 2022	OFFICIAL GAZETTE	315
OTHER EXECUTIVE OFFICES

XXVIII. OTHER EXECUTIVE OFFICES

A. ANTI-MONEY LAUNDERING COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Effective Anti-Money Laundering and Combating the Financing of Terrorism (AML and CFT) Regime Improved
ANTI-MONEY LAUNDERING PROGRAM
Outcome Indicator
1. Percentage of cases filed which were favorably decided by the courts	100%	100%
Output Indicators
1. Percentage of Money Laundering / Terrorist Financing (ML / TF) cases acted upon based on international and domestic requests received	100%	100%
2. Percentage of AML / CFT trainings conducted on schedule	100%	100%

B. ANTI-RED TAPE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services ensured

ORGANIZATIONAL OUTCOME

Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Better government services delivery by institutionalization and implementation of effective and efficient policies and practices to reduce red tape and promote ease of doing business
Ease of Doing Business and Efficient Delivery of Government Services Program
Outcome Indicator(s)
1. Number of agencies compliant to the Citizen’s Charter	1,618	8422

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2. Philippine overall ranking in the World Bank- International Finance Corporation’s Doing Business Report Improved	Top 65%	Top 40%
Output Indicator(s)
1. Number of agencies consulted and trained on Regulatory Management	44	50
2. Percentage of complaint referred/resolved within the turnaround time	50%	85%
3. No. of reforms, policies, plans, researches, studies and position papers formulated	N/A	50
4. No. of conferences, workshops, consultative sessions conducted	N/A	60
5. Stakeholders engagement rating	N/A	89%

C. CLIMATE CHANGE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological Integrity Ensured and Socio-economic Condition of Resource-based Communities Improved

ORGANIZATIONAL OUTCOME

Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Adaptive Capacity of Communities Built, Resilience of Natural Ecosystems to Climate Change Increased, and Mitigation Opportunities towards Sustainable Development Optimized
CLIMATE CHANGE POLICY AND ADVISORY PROGRAM
Outcome Indicators
1. Percentage of National Climate Change Action Plan (NCCAP) activities programmed for implementation	84%	84%
2. Percentage of LGUs in the 18 major river basins with climate change adaptation and disaster risk reduction sensitive land use and development plans	66%	100%
Output Indicators
1. Number of plans and policies developed and issued	12	14
or updated and disseminated
2. Percentage of actual capacity building activities conducted	80%	80%
3. Percentage of trainees who rate the capacity building as good or better	83%	83%
RESEARCH AND DEVELOPMENT MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of research program/projects endorsed for implementation	22%	22%
2. Number of partnerships formalized with public and private stakeholders and international organizations	13	13

JANUARY 3, 2022	OFFICIAL GAZETTE	317
OTHER EXECUTIVE OFFICES

Output Indicators
1. Percentage of project proposals for qualification in various financial facilities endorsed for approval	33%	33%%
2. Percentage of applications for funding acted upon within 21 days	77%	77%
3. Percentage of climate change research projects monitored over the last 2 years	77%	77%

D. COMMISSION ON FILIPINOS OVERSEAS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Promotion of welfare and interest of Filipinos overseas

ORGANIZATIONAL OUTCOME

Filipinos overseas are productive, well-integrated and active in local development initiatives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Filipinos overseas are productive, well-integrated and active in local development initiatives
OVERSEAS FILIPINO WELFARE PROGRAM
Outcome Indicators
1. Number of programs developed or reviewed or updated	30	39
2. Percentage of program beneficiaries who rated the program services as good or better	96%	96%
3. Percentage of integrated programs at least twice in the last two years	100%	100%
Output Indicators
1. Percentage of overseas Filipinos assisted who rated the services as good or better	95%	95%
2. Percentage of overseas Filipinos who are aware of the programs of the CFO	100%	100%
3. Percentage of requests for assistance responded to within 24 hours	100%	100%

E. COMMISSION ON HIGHER EDUCATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Lifelong learning opportunities for all ensured

2. Income-earning ability increased

3. Technology adoption promoted and accelerated

4. Innovation stimulated

ORGANIZATIONAL OUTCOME

Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Quality Tertiary Education Program to produce holistically-developed and civic-minded critical thinkers, lifelong learners innovators, job creators and entrepreneurs for inclusive growth
HIGHER EDUCATION REGULATION PROGRAM
Outcome Indicators

1. Percentage of Higher Education Institutions (HEIs) with Centers of Excellence, Center of Development, with recognized flagship program, with Autonomous or Deregulated status, or with Level III or Level IV accredited programs

	18% (424/2,353)	18% (424/2,353)
2. Percentage increase of higher education graduates able to demonstrate excellence in the 21st century global knowledge economy	5% (35,000/700,000)	6% (46,120/765,000)
3. Percentage of HEIs subjected to reform	12.12% (231/1,906)	13% (256/1,975)
Output Indicators
1. Number and percentage of public and private HEIs visited/inspected/subjected to standards	1,149 (60.28%) (1,149/1,906)	1,200 (61%) (1,200/1,975)
2. Percentage of HEIs given incentives for offering quality higher education programs	11% (269/2,353))	12% (282/2,396)
3. Percentage of permits issued within the prescribed period	35.04% (336/959)	30% (300/1,000)
HIGHER EDUCATION DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of tertiary graduates in science, engineering, manufacturing and construction	37% (223,100/596,257)	40% (203,000/506,204)

2. Number and percentage increase of government industry-academe collaboration/cooperation on research and innovation projects and joint ventures, consultancy contracts and supervisory-faculty exchange

	79 (18%) (14/79)	115 (18%) (21/115)
3. Percentage of scholarship grantees from CHED completing their courses in priority programs	86% (4,430/5,171)	80% (1,325/1,657)
Output Indicators
1. Number of scholarships and student grants awarded	158,964	58,025
2. Number of faculty members provided with faculty development grants	6,669	2,300
3. Number of research, development and innovation project proposals funded	88	100

F. COMMISSION ON THE FILIPINO LANGUAGE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Filipino and other Philippine languages preserved, enriched, and promoted

JANUARY 3, 2022	OFFICIAL GAZETTE	319
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Filipino and other Philippine languages preserved, enriched, and promoted
FILIPINO AND OTHER PHILIPPINE LANGUAGES DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of endangered Philippine languages documented, translated, and validated	17.4% of 23 endangered languages	26% of 23 or 6
2. Percentage of LGUs and NGAs adopting Filipino in their official correspondence	1% of provincial LGUs (80) and NGAs (194)	1.8%
3. Percentage of NGAs with citizen’s charter translated into Filipino	1% of NGAs	2%
Output Indicators
1. Number of historical works, cultural traditions, ethnolinguistic and government issuances translated into English or Filipino	1,510 pages	1,770 pages
2. Percentage of policy advice on language and resolutions adopted by CHED, DepEd and other stakeholders	92%	94%
3. Number of incentives, grants, and awards provided for the writing and publication of works in Philippine languages	24	24

G. DANGEROUS DRUGS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, health and safety

ORGANIZATIONAL OUTCOME

Institutionalization of the Philippine Anti-Illegal Drugs Strategy

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Institutionalization of the Philippine Anti-Illegal Drugs Strategy
DRUG ABUSE PREVENTION AND CONTROL PROGRAM
Outcome Indicator
1. Percentage increase of the number of tasked agencies implementing DDB policies in relation to PADS	39%	67%
Output Indicator
1. Number of DDB policies implemented by tasked agencies	4	9

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H. ENERGY REGULATORY COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Quality and reliability of electricity supply, and reasonable pricing ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Quality and reliability of electricity supply, and reasonable pricing ensured
ELECTRIC POWER INDUSTRY REGULATORY PROGRAM
Outcome Indicators
1. Percentage of Power Supply Agreement (PSA) cases with prayer for provisional authority acted upon within 75 days from filing	82%	82%
2. Percentage of documents for external cases filed within the reglementary period	80%	80%
3. Percentage of violators issued with Show Cause Order (SCO) within 45 days from the discovery of violation of rules relative to Certificate of Compliance (COC) and Retail Electricity Suppliers (RES)	98%	-
Output Indicators
1. Percentage of applications for Certificate of Compliance (COC) acted upon within 50 days from receipt of complete requirements	98%	98%
2. Number of audits conducted on sites and facilities (subjected to rate audits and regulatory visits)	836	878
3. Percentage of consumer related cases resolved / decided within 60 days from the time the case was submitted for resolution	70%	70%
4. Percentage of non-consumer related cases resolved / decided within 90 days from the time the case was submitted for resolution	60%	65%
5. Number of rules and resolutions promulgated	7	8
6. Number of new watt-hour meters tested and calibrated	1,440,000	1,743,000

I. FILM DEVELOPMENT COUNCIL OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

1.	Local films quality upgraded

2.	Film heritage preserved and protected

JANUARY 3, 2022	OFFICIAL GAZETTE	321
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Local films quality upgraded
FILM INDUSTRY PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Ratio of quality films shown to number of films produced	5:6	5:6
2. Percentage of films given awards from those provided assistance	25%	42%
3. Percentage increase in film workers provided employment over previous year	6%	40%
Output Indicators
1. Percentage of local films which applied for Cinema Evaluation Board (CEB) grading	84%	88%
2. Percentage of films Graded “A” or “B” within the prescribed period	88%	90%
3. Percentage of stakeholders who rate the promotional events as good or better	90%	95%
4. Percentage of films provided incentives/grants based on merit		30%
Film heritage preserved and protected
FILM HERITAGE PRESERVATION PROGRAM
Outcome Indicators
1. Percentage of growth in archives holdings	3%	6%
2. Percentage of recoverable films made available for public viewing	0.50%	0.70%
3. Percentage of persons viewing the restored films who rate the quality of the preservation as good or better	96%	98%
Output Indicators
1. Number and percentage of films evaluated and considered for restoration	255 1% (baseline: 25,500)	1,275 5% of 25,500
2. Number of audio-visual elements deposited and managed in the Archives	25,265
3. Number of audio-visual elements managed and preserved		1,500
4. Number of films restored	1	4

J. GAMES AND AMUSEMENTS BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe professional sports and games developed

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fair and safe professional sports and games developed
PROFESSIONAL GAMES AND AMUSEMENTS REGULATORY PROGRAM
Outcome Indicators
1. Increase in revenue collection from off-track betting and professional sports	₱17,400,000.00	₱18,000,000.00
2. Percentage of license holders / registered entities and permit holders with two (2) or more violations recorded over the current year as a percentage of the total number of violators	100% (no violation)	100% (no violation)
Output Indicators
1. Percentage of annual inspections of licensed persons and registered entities	100%	100%
2. Percentage of enforcement actions that are resolved within seven (7) days	100%	100%
3. Percentage of licenses and permits issued within two (2) days	100%	100%

K. GOVERNANCE COMMISSION FOR GOVERNMENT-OWNED OR CONTROLLED CORPORATIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Transformed GOCC sector significantly contributing to inclusive and sustainable economic growth and development
GOCC REGULATORY PROGRAM
CORPORATE STANDARDS SERVICES SUB-PROGRAM
Outcome Indicator
1. Percentage of GOCCs with improved corporate governance scorecard rating	49%	N/A
2. GOCC Sector average score in the Corporate Governance Scorecard	N/A	56.50%
Output Indicators
1. Percentage of GOCCs with assessed corporate governance scorecard	100%	100%
2. Development of the new Compensation and Position Classification System (CPCS)	30% completion of the compensation study	Upon OP’s approval of CPCS, 100% of GOCCs with complete and compliant submissions with an authorization by GCG to implement the CPCS

JANUARY 3, 2022	OFFICIAL GAZETTE	323
OTHER EXECUTIVE OFFICES

3. Percentage of talent pool included in the shortlist submitted to the President	12.89%	35%
CORPORATE GOVERNANCE SERVICES SUB-PROGRAM
Outcome Indicator
1. Percentage of GOCCs with performance scorecard achieving Social Impact, Stakeholders, and	22.85%	10% improvement from FY 2021
Financial targets
Output Indicators
1. Proportion of GOCCs with identified competition issues provided with recommendations	100%	100%
2. Percentage of GOCCs with complete documents that are Rationalized / Reorganized	100%	N/A
3. Percentage of GOCCs with substantial submission and subjected to Performance Targets Setting during the 3rd quarter of the year	60%	N/A
4. Percentage of GOCCs with substantial submission and subjected to Performance Target Setting starting the 3rd Quarter of the Year	N/A	50%
5. Percentage of GOCCs with validated Customer Satisfaction Survey report	N/A	80% of GOCCs with CSS report validated

L. MINDANAO DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

Development of Mindanao coordinated and facilitated

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Development of Mindanao coordinated and facilitated
MINDANAO DEVELOPMENT PLANNING AND MANAGEMENT PROGRAM
Outcome Indicator(s)
1. Number and percentage change in the number of institutions adopting the Mindanao 2020 (M2020) / Mindanao Development Corridors (MDC) Plan in their development plans	4	N/A
2. Percentage of policy recommendations adopted / acted upon by stakeholders	85%	N/A
3. Percentage of facilitated projects funded by agencies	100%	N/A
4. Percentage of the target development partners using the MinDA initiated plans	N/A	100%
5. Percentage of policy recommendations adopted by policy makers and partners	N/A	100%
6. Percentage of MinDA facilitated projects prioritized for funding	N/A	100%

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Output Indicator(s)
1. Number of plans, policies, programs, projects and other mechanisms implemented / strengthened /institutionalized	56	N/A
2. Percent of Mindanao-wide / interregional mechanisms that are rated as good or better by the LGUs / NGAs / POs concerned	100%	N/A
3. Percent of mechanisms (i.e. focus on facilitation work for investment promotions, dialogues, industry matching, etc.) submitted / completed / made available three (3) working days prior to prescribed deadline	97%	N/A
4. Number of plans facilitated, developed, updated, and completed	N/A	5
5. Number of policy researches and draft policy instruments prepared	N/A	3
6. Number of policy recommendations advocated	N/A	1
7. Number of projects facilitated	N/A	14

MINDANAO GOVERNANCE AND INSTITUTIONAL SUPPORT PROGRAM
Outcome Indicator(s)
1. Percentage of acceptability of MinDA’s development mechanisms by stakeholders	100%	N/A
2. Percentage of MinDA-initiated mechanisms for project implementation, facilitation and policy advocacy	N/A	100%
Output Indicator(s)
1. Number of resolutions, partnership agreements, endorsements and other legal mechanisms generated in support to MinDA’s development initatives	16	17
2. Number of mechanisms capacitated and strengthened	N/A	6

MINDANAO INVESTMENTS PROMOTION PROGRAM
Outcome Indicator(s)
1. Percentage of generated investment leads turned into investment projects	12%	N/A
2. BIMP-EAGA investment priorities adopted / funded upon by stakeholders	1	N/A
3. Percentage of target leads from investment facilitation turned into commitments	N/A	10%
4. Percentage of P-EAGA Programs and Projects implemented	N/A	50%
5. Value of trade transactions facilitated for Mindanao and Palawan (under BIMP-EAGA)	N/A	$500,000.00
Output Indicator(s)
1. Number of investment leads being developed through feasibility studies and value of the projects	9	N/A
2. Number of investment projects ongoing and investments already poured from them	5	N/A
3. Number of investment leads facilitated for Mindanao and Palawan (under BIMP-EAGA)	N/A	10
4. Number of Philippine-EAGA programs and projects facilitated	N/A	7
5. Number of investors accessing the investment facilitation services in MinDA	N/A	20

JANUARY 3, 2022	OFFICIAL GAZETTE	325
OTHER EXECUTIVE OFFICES

M. MOVIE AND TELEVISION REVIEW AND CLASSIFICATION BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Contemporary Filipino cultural values protected and promoted through the review and classification of movies, television, publicity materials, and optical media

MOVIE AND TELEVISION REGULATORY AND DEVELOPMENTAL PROGRAM
Outcome Indicators
1. Percentage of entities (theaters, television networks, cable television operators, production outfits and film distributors) under MTRCB’s jurisdiction that are compliant with MTRCB rules	92%	99%
2. Increase in the level of awareness of the public on the relevance of classification system for movies and television	a. 1.5% increase in the number of complaints received from public viewers b. 15% decrease in the number of cases filed for violation of PD 1986 and its implementing rules and regulations	a. 5% increase in the number of complaints received from public viewers b. 5% decrease in the number of cases filed for violation of PD 1986 and its implementing rules and regulations
3. Percentage of movie, television and optical media materials that are reviewed and classified	100%	100%
Output Indicators
1. Percentage of materials submitted for classification that are acted upon within ten (10) days from receipt	100%	100%
2. Percentage of cases resolved within ninety (90) days	88%	96%
3. Number of seminars, fora, infomercials and other information dissemination activities conducted	96	20

N. NATIONAL COMMISSION FOR CULTURE AND THE ARTS

N.1. NATIONAL COMMISSION FOR CULTURE AND THE ARTS - PROPER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

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ORGANIZATIONAL OUTCOME

Arts and culture management enhanced through coordinated actions among affiliated cultural agencies Sense of nationhood and pride in being Filipino strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Arts and culture management enhanced through coordinated actions among affiliated cultural agencies

NATIONAL CULTURE AND ARTS COORDINATION PROGRAM
Outcome Indicators
1. Number and percentage increase of institutionalized culture and arts programs among affiliated cultural agencies	7	1 and 14%
2. Percentage of stakeholders who rated the implementation of policies on coordination as good or better		85%
Output Indicators
1. Number of policies on coordination developed with affiliated cultural agencies for the enhancement of culture and arts management	2 policies on	coordination
Sense of nationhood and pride in being Filipino strengthened

NATIONAL CULTURE AND ARTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of audience for NCCA programs, events and activities	(50,000,000)	5%
2. Percentage increase in the number of participants who expressed deeper appreciation of Philippine culture and arts	3,701	5%
3. Percentage increase in average value of assets under administration		1.335% or P40 Million
Output Indicators

1. Number of projects implemented on advancing “pagkamalikhain” value of creative excellence, strengthening culture-sensitive public governance and development, valuing our diverse culture and inculcating Filipino values for the common good

		300 projects
2. Number of evaluation reviews of the NCCA investment		4 evaluation reviews

N.2. NATIONAL ARCHIVES OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Management of Government Records Strengthened

Awareness, Appreciation and Access to Archival Records Strengthened

JANUARY 3, 2022	OFFICIAL GAZETTE	327
OTHER EXECUTIVE OFFICES

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Management of Government Records Strengthened

GOVERNMENT RECORDS MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of government agencies / offices with approved / updated Records Disposition Schedule	338 offices -Exec. Branches (15 offices)	3.6% (12 offices)
2. Number and percentage of government agencies / offices with Records Disposition System implemented	4,315 offices - Executive Branches including Regional Offices and Attached Agencies, GOCCs, GFIs, Water Districts, Judiciary, Constitutional, Legislative, Hospitals and SUCs	244 offices / 6%
Output Indicators
1. Number and percentage increase of agencies / offices provided with technical assistance	571 agencies / offices	12 agencies / offices / 2%
2. Percentage of requests for authority for disposition of records approved	78%	82%
Awareness, Appreciation and Access to Archival Records Strengthened
GOVERNMENT ARCHIVES ADMINISTRATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of records served to general public	15% / 1,774 (13,598)	2% / 237 (12,061)
2. Percentage increase of users who rated services as good or better	2%	2% / 50 (2,542)
Output Indicators
1. Number of pages of archival holdings processed	6,356,002 pages	1,804,000 pages
2. Number of pages of damaged records restored	6,291 pages	4,970 pages
3. Number of promotional activities through printed publication, exhibits, and other media	5 promotional activities	4 promotional activities

N.3. NATIONAL HISTORICAL COMMISSION OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME(S)

Management and Preservation of National Shrines and Artifacts strengthened Awareness, appreciation and access of historical and cultural heritage increased

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Management and Preservation of National Shrines and Artifacts strengthened
HISTORICAL ASSET PRESERVATION AND MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage increase in the number of restored historic sites and structures	8%	10%
2. Percentage increase in the number of conserved and restored historical artifacts and objects	6%	6%
Output Indicators
1. Number of historical objects (monuments, shrines, sites, landmarks, relics and documents) under management	1,260	1,431
2. Percentage of protected and preserved sites open for public viewing	90%	100%
3. Percentage of visitors who rate the quality of preservation as good or better	90%	95%
Awareness, appreciation and access of historical and cultural heritage increased
HISTORICAL COMMEMORATION AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in the number of participants in national events	27%	5%
2. Percentage increase in the number of media articles published with favorable coverage	50%	5%
Output Indicators
1. Number of promotion / special events held (commemorative events, markers, seminars, exhibits, contests, book launch, etc.)	179	154
2. Percentage of requests for information met within the prescribed timeframe	90%	90%
3. Percentage of participants who rated the promotion / special events as satisfactory or better	90%	90%

N.4. NATIONAL LIBRARY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Collection, access, and preservation of library resources increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Collection, access, and preservation of library resources increased

JANUARY 3, 2022	OFFICIAL GAZETTE	329
OTHER EXECUTIVE OFFICES

NATIONAL LIBRARY PROGRAM
Outcome Indicators
1. Average number of daily library users	426	350 min, 450 max
Output Indicators
1. Number of new library materials acquired	88,731 volumes	288,300 volumes
2. Number of Filipiniana materials preserved	92,207,200 pages	131,476,657 pages
3. Number of research / publications produced	4	4
LIBRARY EXTENSION PROGRAM
Outcome Indicators
1. Percentage increase in users of extension / affiliated (public) libraries	32.14% (555,092)	5% (48,421)
Output Indicators
1. Number of extension libraries supported	980 public libraries	1,700 public libraries
2. Number of extension libraries established	33 public libraries	10 public libraries

O. NATIONAL INTELLIGENCE COORDINATING AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant intelligence on national security issues and concerns expeditiously communicated to the President and the National Security Council
NATIONAL INTELLIGENCE MANAGEMENT PROGRAM
Outcome Indicators
1. Percentage of intelligence reports utilized by National Security Council / National Security Adviser in his report to the President	90%	90%
2. Percentage of actionable intelligence provided to law enforcement units that led to positive results	100%	100%
3. Percentage of information provided to requesting agencies served as basis in the effective implementation of their mandated functions	100%	100%
Output Indicators
1. Percentage of intelligence reports and estimates for the President, Cabinet, National Security Council, National Security Adviser, and / or law enforcement units produced and disseminated within the prescribed timeframe	100%	100%

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2. Percentage of government security services (Records Check, Background Investigation, Recommendation for the Grant of Security Plates, Security Survey, Security Inspection and Audit) provided within requested time	100%	100%
3. Percentage of inputs to policy and decision-making are disseminated within five (5) days	100%	100%

P. NATIONAL SECURITY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Relevant, responsive, timely and accurate national security policy advice provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Relevant, responsive, timely and accurate national security policy advice provided
NATIONAL SECURITY POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy research and strategic studies adopted by the President and the Cabinet Cluster on Security	100%	100%
Output Indicators
1. Number of reports planned / targeted for the year addressing the National Security Policy (NSP) objectives completed	15,434	15,434
2. Percentage of policy research and strategic studies rated by the stakeholders as satisfactory or better	100%	100%
3. Percentage of real time national security related presidential situational awareness reports submitted within the prescribed timeframe	100%	100%
NATIONAL SECURITY MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage increase in national security institutional exchanges / linkages / strategic relations established and sustained	100%	100%
Output Indicators
1. Number of essential elements of information levied to the intelligence sector through NICA	548	548
2. Percentage of clientele who rated the real- time coordination of national intelligence requirements as satisfactory or better	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	331
OTHER EXECUTIVE OFFICES

Q. OFFICE OF THE PRESIDENTIAL ADVISER ON THE PEACE PROCESS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Just and lasting peace attained

ORGANIZATIONAL OUTCOME

1. Negotiated political settlement of all internal armed conflicts achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Negotiated political settlement of all internal armed conflicts achieved

TECHNICAL ADVISORY AND SUPPORT SERVICES ON THE COMPREHENSIVE PEACE PROCESS PROGRAM
Outcome Indicators
1. Percentage of completion of delivery of the components of the Annex on Normalization namely security, socioeconomic component, confidence-building measures and transitional justice and reconciliation	15%	16%
2. Percentage completion of the implementation of remaining commitments under the Final Peace Agreement (FPA)	50%	50%
3. Number of comprehensive agreements signed	3	—
4. Percentage completion of the implementation of agreements	25%	30%
5. Number of women benificiaries provided with National Action Plan on Women, Peace and Security (NAP-WPS) interventions	159	200
Output Indicators
1. Number of mechanisms reconstituted and operationalized for the implementation of the Comprehensive Agreement on the Bangsamoro (CAB)	13	19
2. Number of mechanisms for the implementation of GPH-MNLF peace agreement established and operationalized	2	2
3. Number of policies issued and adopted	2	—
4. Number of mechanisms supporting the transition of non-state armed groups (NSAGs) into legitimate political or socioeconomic organizations established and/or operationalized	8	29
5. Number of localized NAP-WPS implemented	12	12

R. OPTICAL MEDIA BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Optical Media Industry effectively regulated

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Optical Media Industry effectively regulated
OPTICAL MEDIA INDUSTRY REGULATORY PROGRAM
Outcome Indicator
1. Maintain the Philippine status of not being included in the 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)	Not to be included in 301 Watchlist (USTR)
Output Indicators
1. Percentage of registrations and licenses acted upon within the prescribed timeframe	97.81%	97%
2. Number and percentage of Inspection Orders served on optical media establishments acted upon within the prescribed timeframe	2,644 96%	2,600 100%
3. Percentage of:
a. administrative cases filed / charged within fifteen (15) days; and	100%	100%
b. clearances issued within the day	100%	100%

S. PHILIPPINE COMPETITION COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Consumer welfare enhanced

2. Market efficiency improved

ORGANIZATIONAL OUTCOME

Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Philippine Competition Act, which prohibits anti-competitive agreements, abuse of dominant position, and anti-competitive mergers and acquisitions enforced
COMPETITION POLICY ENFORCEMENT PROGRAM
Outcome Indicator
1. Stakeholder awareness of competition policy in the Philippines	5.7%	8%
Output Indicators
1. Number of advocacy and communication activities completed	35	41
2. Percentage of complaints and competition-related issues investigated or studied	100%	95%
3. Percentage of mergers and acquisitions reviewed within the prescribed timeframe	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	333
OTHER EXECUTIVE OFFICES

T. PHILIPPINE DRUG ENFORCEMENT AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Security, public order, and safety ensured

ORGANIZATIONAL OUTCOME

Supply of drugs suppressed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Supply of drugs suppressed
DANGEROUS DRUGS SUPPLY REDUCTION AND SUPPRESSION PROGRAM
Outcome Indicator
1. Percentage decrease in barangay-drug affectation	25% (5,532)	32.24% decrease in the barangay-drug affectation. This is 32.24% of 22,129 which is around 7,134.
Output Indicators
1. Percentage of high value targets (HVTs) arrested in total arrests	total number of arrests	35% arrested drug personalities are HVTs
2. Number of High Impact Operations (HIOs) conducted and % to total operations conducted during the year	275 (16.46%)	325 of total operations are HIOs
3. Percentage of drug-related information and reports acted upon which resulted to anti-drug operations	total drug-related information and reports acted upon	25% total drug-related information and reports acted upon resulted to anti-drug operations

U. PHILIPPINE RACING COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Fair and safe horse racing industry developed

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fair and safe horse racing industry developed
HORSE RACING INCENTIVE PROGRAM
Outcome Indicators
1. Projected government revenue generated from gross sales	₱1,200,000,000	1,200,000,000
2. Generated Direct Employment	1,500	1,500
Output Indicators
1. Number of races conducted as scheduled according to standards	45 stakes races	45 stakes races

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2. Amount of prize money and percentage of paid within	P110 million @ 100%	P110 million @ 100%
3 days after the race
HORSE RACING REGULATORY PROGRAM
Outcome Indicators
1. No. of license holders with 1 or more recorded violations in the last three years	200 Individuals	200 Individuals
2. Decrease in the number of accidents	23 cases in 2018	5% decrease

Output Indicators
1. Number of applicants for registration, permits, and licenses acted upon within one (1) month	4,000	4,000
2. Number of inspections and investigations undertaken	150	150
3. Percentage of enforcement actions undertaken and resolved as a percentage of the total number of violations	100%	100%

V. PHILIPPINE SPORTS COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Philippine culture and values promoted

ORGANIZATIONAL OUTCOME

Participation in local and international sports competition and source of Filipino athletic talents increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Participation in local and international sports competition and source of Filipino athletic talents increased
AMATEUR SPORTS DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of grassroots athletes competing in the Philippine National Games and Batang Pinoy Games	20,048	17,660
2. Number of Filipinos participating in Sports-for-All activities	150,079	187,230
3. Number of national athletes participating in international and national competitions	1,582	1,794
Output Indicators
1. Number of LGUs sending delegates in PSC competitions	358	130
2. Number of promotional events / activities held	92	80
3. Number of national athletes and coaches supported	1,059 ave.	1,191 ave.

W. PRESIDENTIAL LEGISLATIVE LIAISON OFFICE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

JANUARY 3, 2022	OFFICIAL GAZETTE	335
OTHER EXECUTIVE OFFICES

ORGANIZATIONAL OUTCOME

The Presidential policy reform agenda and the Administration’s program of governance promoted

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
The Presidential policy reform agenda and the Administration’s program of governance promoted
LEGISLATIVE POLICY REFORMS AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of measures in the President’s Legislative Priorities shepherded towards the advance stages of the legislative process	100% (50 bills)	100% (40 bills)
2. Percentage of other congressional measures harmonized and made consistent with the standards and policies of the Administration	100% (50 bills)	100% (105 bills)
3. Percentage of issues addressed to enhance executive-legislative relations	100% (25 bills)	100% (105 bills)
Output Indicators
1. Number of advisories/reports relative to legislative/congressional concerns prepared and submitted to the President/Cabinet	3,615	3,104
2. Number of interventions employed which led to consensus among stakeholders and the harmonization of pending measures in Congress with the policies of the Administration	3,386	3,199
3. Number of presidential activities/engagements with legislators and other stakeholders facilitated	225	762

X. PRESIDENTIAL MANAGEMENT STAFF

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Responsive staff support for the Presidency and facilitation work on Presidential priorities and directives

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PRESIDENTIAL STAFF SUPPORT PROGRAM
Output Indicators
1. Percentage of briefers and/or profiles for Presidential engagements submitted	100%	100%
2. Percentage of directive monitoring reports submitted	100%	100%
3. Percentage of Presidential engagement managed	100%	100%

Y. PHILIPPINE SPACE AGENCY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science, Technology and Applications (SSTA) utilization, capacity-building, innovations and workforce

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS

Enhanced national security, ecological integrity, economic opportunities and evidence-based decision-making from Space Science, Technology and Applications (SSTA) utilization, capacity- building, innovations and workforce

SPACE SCIENCE, TECHNOLOGY AND APPLICATIONS (SSTA) PROGRAM
Outcome Indicators
1. Percentage increase of space researchers, scientists and engineers (RSE) working in space related projects or activities in the public and private sector.	10%	15%
Output Indicators
1. Number of research works, projects, plans, policies, cooperation agreements, products and services designed, implemented, completed, disseminated and evaluated by the PhilSA in line with the KDAs of the Philippine Space Policy.	1	5
2. Number of institutions and individuals that have benefited from grants, scholarships, training, education and public awareness programs of the PHILSA.	90	90
3. Percentage of request for technical assistance provided within the described time frame	90%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	337
JOINT LEGISLATIVE-EXECUTIVE COUNCILS

XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. LEGISLATIVE-EXECUTIVE DEVELOPMENT ADVISORY COUNCIL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Good governance and harmonious relationship between the executive and legislative branches of government and key stakeholders

ORGANIZATIONAL OUTCOME

Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Effective collaboration among the executive and legislative branches of government and key stakeholders in decision and policy-making enhanced
LEDAC SECRETARIAT SUPPORT PROGRAM
Outcome Indicator(s)
1. Rate of satisfaction of key officials on the secretariat support provided by LEDAC secretariat	Better	Better

2. Set of approved Common Legislative Agenda (CLA) that signifies the commitment of both the Executive and the Legislative to pursue priority legislations that are essential to the realization of the goals of the national economy

	1 set	1 set
3. Percentage (%) of bills included in the approved CLA that have been identified as priority legislations in the Philippine Development Plan (PDP)	50%	50%
Output Indicator(s)
1. Number of interventions employed to effectively address concerns on CLA	4 Meetings/Interventions	4 Meetings/Interventions
2. Number of monitoring reports / activities on CLA conducted	4 Reports	4 Reports

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XXX. THE JUDICIARY

A. SUPREME COURT OF THE PHILIPPINES AND THE LOWER COURTS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Independent, Effective and Efficient Administration of Justice

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Independent, Effective and Efficient Administration of Justice

ADJUDICATION PROGRAM
Output Indicators
1. Number of resolutions/decisions
Supreme Court	3,605	6,000
Regional Trial Courts	148,126	238,861
Metropolitan Trial Courts	33,771	49,073
Municipal Trial Courts in Cities	52,288	66,108
Municipal Circuit Trial Courts	21,694	24,909
Municipal Trial Courts	20,594	24,069
Shari’a District Courts	30	47
Shari’a Circuit Courts	243	493
Child and Family Courts	22,897	21,811
2. Disposition rate of the courts
Supreme Court	29%	34%
Regional Trial Courts	26%	36%
Metropolitan Trial Courts	42%	50%
Municipal Trial Courts in Cities	45%	50%
Municipal Circuit Trial Courts	43%	40%
Municipal Trial Courts	42%	45%
Shari’a District Courts	15%	24%
Shari’a Circuit Courts	25%	36%
Child and Family Courts	27%	25%

B. PRESIDENTIAL ELECTORAL TRIBUNAL

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved

PERFORMANCE INFORMATION

JANUARY 3, 2022	OFFICIAL GAZETTE	339
THE JUDICIARY

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fair and speedy resolution of Presidential and Vice Presidential electoral cases/contests achieved
ADJUDICATION OF PRESIDENTIAL AND VICE PRESIDENTIAL ELECTORAL PROTEST PROGRAM
Output Indicators
1. Number of pleadings filed and acted upon		80
2. Percentage of contested ballots reviewed and appreciated before expiration of the term of office contested		10%
3. Number of case disposals		0

C. SANDIGANBAYAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME(S)

1.	People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL	OUTCOME

Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Judgment of graft and corrupt practices committed by public officials and employees independently, effectively and efficiently rendered
SANDIGANBAYAN ADJUDICATION PROGRAM
CASE MANAGEMENT SUB-PROGRAM
Output Indicators
1. Number of total cases processed (filed, docketed, raffled, assigned and calendared)	5,640	5,640
2. Percentage reduction in aging of court cases from filing to disposition	6.26%	6.26%

CASE DISPOSITION MANAGEMENT SUB-PROGRAM
Output Indicator
1. Percentage of cases disposed	353 (6.26%)	353 (6.26%)

D. COURT OF APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

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ORGANIZATIONAL OUTCOME

Judgment of cases independently, effectively and efficiently rendered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Judgment of cases independently, effectively and efficiently rendered
APPELLATE ADJUDICATION PROGRAM
Outcome Indicators
1. Resolution rate of cases	46%	46%
2. Rate of reduction of aging of cases from filing to disposition	5%	5%
3. Percentage of court users who believe court is accessible, accurate, timely, knowledgeable and courteous service	95%	95%
Output Indicators
1. Number of cases disposed	14,520	14,520
2. Percentage of cased filed this year that were disposed	17%	17%

E. COURT OF TAX APPEALS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Swift and fair administration of justice ensured

ORGANIZATIONAL OUTCOME

Judgment of tax cases independently, effectively and efficiently administered

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Judgment of tax cases independently, effectively and efficiently administered
TAX APPELLATE ADJUDICATION PROGRAM
Outcome Indicator
1. Percentage of cases disposed of over cases filed	79.82%	79.82%
Output Indicators
1. Number of cases received/handled	1,794	1,794
2. Number of cases disposed	352	352

JANUARY 3, 2022	OFFICIAL GAZETTE	341
CIVIL SERVICE COMMISSION

XXXI. CIVIL SERVICE COMMISSION

A. CIVIL SERVICE COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Improved quality of civil servants

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Improved quality of civil servants
CIVIL SERVICE HUMAN RESOURCE GOVERNANCE PROGRAM
CIVIL SERVICE HR POLICY AND INFORMATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Number of users utilizing data for policy and program development of agencies	70,000	132,000
2. Percentage of stakeholders who rate the policies as satisfactory or better	85%	85%
3. Number of accredited agencies with PRIME HRM Bronze Level Award	93	93
Output Indicators
1. Number of assisted agencies compliant with PRIME HRM Systems (Maturity Level 2: Process-defined HR Systems) [RECOGNITION]	108
2. Number of HRM system recognized	313	313
3. PRIME-HRM Accreditation Award	60	60
4. Timely updating of Government Human Resource Inventory (Annual)	2018 IGHR posted in the CSC website on July 26, 2019	2021 IGHR released in July 31, 2021
5. Percentage/number of authenticated copies of requested records issued within prescribed time	100%	100%
PUBLIC ASSISTANCE SUB-PRORGRAM
Outcome Indicator
1. Complaints resolution rate	90%	90%
Output Indicator
1. Complaints referral rate	90% of complaints referred to concerned agency/office within three (3) working days	100% of complaints referred to concerned agency/office within three (3) working days
CIVIL SERVICE PROFESSIONALIZATION AND WORKPLACE COOPERATION PROGRAM
CIVIL SERVICE PROFESSIONALIZATION SUB-PROGRAM

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Outcome Indicators
1. Number of eligibles absorbed in the government using their Certificate of Eligibility for the first time	10,938	10,938
2. Number/Percentage of appointments acted upon over appointments received	55%	60%
Output Indicators
1. Number/percentage increase in the pool of eligibles	12,816	12,816
2. Number of civil service examination conducted according to time and venue planned	8	8
CIVIL SERVICE CAPABILITY BUILDING SUB-PROGRAM
Outcome Indicator
1. Number of agencies reporting application of learning (Level 3 Learning & Development Evaluation of Behavior/Application)	30	30
Output Indicators
1. Number / percentage of Learning & Development participant days	100,000	100,000
2. Overall Learning and Development Satisfaction Rating	95% at least VS	95% at least VS
PUBLIC SECTOR UNIONISM SUB-PROGRAM
Outcome Indicator
1. Percentage of CNA-related disputes resolved through amicable settlement	51%	53%
Output Indicators
1. Number of agencies with accredited public sector unions	1,079	1,160
2. Number of accredited PSUs with CNAs	1,010	1,200
ADMINISTRATIVE JUSTICE PROGRAM
Outcome Indicator
1. Administrative Case Disposition Rate (Promulgation Rate)	60%	60%
Output Indicator
1. Case resolution rate	75%	75%

B. CAREER EXECUTIVE SERVICE BOARD

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Service Officers sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Merit and Fitness system for Career Executive Service Officers strengthened and pool of globally competitive Career Executive Services Officers sustained

JANUARY 3, 2022	OFFICIAL GAZETTE	343
CIVIL SERVICE COMMISSION

CAREER EXECUTIVE SCREENING AND DEVELOPMENT PROGRAM
Outcome Indicator
1. Percentage of CES positions occupied by CESOs and CES eligibles	50%	50%
Output Indicators
1. Percentage of qualified and commendable officials recommended for appointment/adjustment in CES rank within one (1) month from submission of complete requirements	100%	100%
2. Percentage of officials with complete ratings processed within 30 days after the closing of online submission for all government agencies	100%	100%
3. Percentage of participants rating the training programs conducted at least very satisfactory	90%	90%

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XXXII. COMMISSION ON AUDIT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public accountability upheld and efficiency, economy and effectiveness of government programs improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public accountability upheld and efficiency, economy and effectiveness of government programs improved

GOVERNMENT AUDITING PROGRAM

NATIONAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies	50%	50%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	197	322
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	192	311

CORPORATE GOVERNMENT AUDITING SUB-PROGRAM

Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies	50%	50%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	135	577
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	135	577

JANUARY 3, 2022	OFFICIAL GAZETTE	345
COMMISSION ON AUDIT

LOCAL GOVERNMENT AUDITING SUB-PROGRAM
Outcome Indicators
1. Percentage of the number of prepared audit reports transmitted to auditees, Congress and other oversight agencies within the deadline set by the Commission	100%	100%
2. Percentage of audit recommendations implemented by agencies	50%	47%
Output Indicators
1. Number of Government Audit Reports transmitted within the reglementary period	1,394	1,742
2. Number of transmitted Annual Audit Reports (AARs) published in the COA website	1,472	1,742
SPECIAL AUDIT SUB-PROGRAM
Outcome Indicators
1. Percentage of settlement of over/under remittance in the collection of levies	10%	10%
2. Percentage of audit recommendations implemented by agencies	30%	n/a
Output Indicators
1. Number of Fraud Case Evaluation Reports (FCER) submitted by teams from FAO	120	160
2. Number of Fraud /Special /Performance Audit Reports released to audited agencies	22	21
3. Number of Notices of Disallowance (NDs)/Notices of Charge (NCs) issued to agencies	105	304
4. Number of Performance Audit Reports published in the COA website	2	3
TECHNICAL SERVICES AND SYSTEMS AUDIT SUB-PROGRAM
Outcome Indicators
1. Percentage of Technical Evaluation/Inspection/ Appraisal Reports recommendations accepted by the auditor	100%	n/a
2. Percentage of Information System (IS)/Information Technology (IT) audit/evaluation recommendations accepted and implemented by the auditees	60%	50%
Output Indicators
1. Number of Technical Evaluation Reports rendered	712	7,665
2. Number of Inspection Reports rendered	389	7,364
3. Number of Appraisal Reports rendered	132	761
4. Number of IS /IT/IC audits/evaluation conducted	9	12
GOVERNMENT ACCOUNTANCY PROGRAM

Outcome Indicators
1. Percentage of Annual Financial Reports (AFRs) for National Government, Local Government Units and GOCCs and Annual Report on Appropriations, Allotments, Obligations, and Disbursements (ARAAOD) submitted/transmitted to Office of the President and Congress on or before September 30 and April 30, respectively	100%	100%
2. Percentage implementation of accounting standards developed/promulgated/disseminated	90%	90%

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3. Percentage of increase in the number of agencies using COA-developed computerized applications on government accounting and financial management which submitted their financial statements and other reports for external audit within three to six months of the end of the year	20%	5%
Output Indicators
1. Number of Annual Financial Reports (AFRs) and Annual Report on Appropriations, Allotments, Obligations and Disbursements (ARAAOD)submitted to the President and Congress on or before September 30 and April 30, respectively	4	4
2. Number of agency users trained and assisted on the use of the COA- developed computerized systems on government accounting and financial management	500	2,070
3. Number of government accounting standards, policies, rules and regulations formulated and developed for implementation in government agencies	7	5
4. Percentage of agencies which implemented COA-developed computerized systems on government and financial management	20%	70%
GOVERNMENT FINANCIAL ADJUDICATION PROGRAM
Outcome Indicators
1. Percentage of COA Decisions appealed before the Supreme Court	12%	12%
2. Percentage of COA Decisions affirmed by the Supreme Court	90%	90%
3. Percentage of COA Orders of Execution (COEs) enforced	10%	10%
Output Indicators
1. Number of cases decided	1,000	1,517
2. Number of COA Orders of Execution (COEs) issued	60	55
3. Number of COA Comments / Pleadings to Certiorari petitions prepared	4	4

JANUARY 3, 2022	OFFICIAL GAZETTE	347
COMMISSION ON ELECTIONS

XXXIII. COMMISSION ON ELECTIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Free, orderly, honest and credible political exercises

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Free, orderly, honest and credible political exercises
ELECTION ADMINISTRATION PROGRAM
VOTER EDUCATION AND REGISTRATION MANAGEMENT SUB-PROGRAM
Outcome Indicators
1. Percentage increase of new registrants during registration period	2.71% (Local Registration)	1.13% (0.81% - 15- 17 yrs old) 0.32% new registrants - 18 yrs. old and above (Local Registration)
	0.42% (Overseas Registration)	0.1% (half-month registration only on FY 2022) (Overseas Registration)
2. Percentage of cleansed database of registered voters	12.77%	100%
Output Indicators
1. Number of voters education/information campaigns conducted	262 - EID 13,945 - Field Offices	200 - EID 19,884 - Field Offices
2. Number of applications for registration, transfer of registration records, change/correction of entries, reactivation, and reinstatements/inclusions filed and acted upon	3,068,128 (Regular Voters)	657,911 (470,776 - Election Records and Statistics Dept. (ERSD) expected new registrants (15-17 years old) 187,135 - ERSD estimated new registrants (18 years old and above) Regular Voters
	11,451 (Overseas Voters)	266 (half-month registration only on FY 2022) - Overseas Voters
3. Number of registration records cancelled (death), deleted (AFIS and double entry), deactivated and reactivated	7,619,417	190,888
ELECTORAL SUPERVISION AND MONITORING SUB-PROGRAM
Outcome Indicator
1. Range of voter turnout	NLE: 75.80%	NLE: 78% - 82%
	BARANGAY: 71%	BARANGAY: 70% -73%
	SK: 65%	SK: 65% -68%
Output Indicators
1. Number of elections held (for years with election)	6	1
2. Number of command conferences/meetings/discussions conducted with election stakeholders/deputies/media	14	2

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ELECTORAL ENFORCEMENT AND ADJUDICATION PROGRAM
Outcome Indicator
1. Increase in percentage of electoral protests resolved within an election cycle	78.32%	9.82%
Output Indicators
1. Number of cases filed:
- Election protest cases, election appeal cases	244	43
- Special action cases	125	150
- Special proceedings	30	2
- Election matters	113	60
- Special cases	12	8

2. Number of cases resolved:
- Election protest cases, election appeal cases	141	24
- Special action cases	3	100
- Special proceedings	59	2
- Election matters	133	20
- Special cases	67	1

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OFFICE OF THE OMBUDSMAN

XXXIV. OFFICE OF THE OMBUDSMAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2. Swift and fair administration of justice ensured ORGANIZATIONAL OUTCOME

Reduced incidence and impact of corruption and red tape

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Reduced incidence and impact of corruption and red tape
ANTI-CORRUPTION INVESTIGATION PROGRAM
Outcome Indicator
1. Percentage of completed fact-finding investigations and lifestyle checks resulting in the filing of criminal and/or administrative cases	8%	8.02%
Output Indicators
1. Percentage of fact-finding investigations and lifestyle checks completed	20.50%	20.52%
2. Percentage of criminal and forfeiture cases investigated and resolved	40%	40.02%
3. Percentage of criminal and forfeiture cases investigated and resolved within aone-year period	17%	17.02%
ANTI-CORRUPTION ENFORCEMENT PROGRAM
Outcome Indicators
1. Percentage of criminal and civil cases tried in court not resulting in an approved demurrer to evidence	12%	12.02%
2. Percentage of criminal and civil cases decided by the court resulting in conviction of at least 1 accused	25%	25.02%
Output Indicators
1. Percentage of administrative cases adjudicated	40%	40.02%
2. Percentage of administrative cases adjudicated within a one-year period	16%	16.02%
OMBUDSMAN PUBLIC ASSISTANCE PROGRAM
Outcome Indicator
1. Percentage of frontline service feedback with a rating of at least very satisfactory	80%	80.02%
Output Indicator
1. Percentage of requests for assistance and grievances resolved or acted upon within the prescribed time	77%	77.02%

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CORRUPTION PREVENTION PROGRAM
Outcome Indicator
1. Percentage of satisfied integrity promotion program beneficiaries	80%	80.02%
Output Indicators
1. Number of integrity and anti-corruption advocates capacitated and mobilized	5,010	5,010

JANUARY 3, 2022	OFFICIAL GAZETTE	351
COMMISSION ON HUMAN RIGHTS

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS (CHR)

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

2.	Swift and fair administration of justice ensured

ORGANIZATIONAL	OUTCOME

1.	Violations of human rights effectively addressed and remedied

2.	Human rights culture evolved and sustained

3.	Human rights mechanism strengthened

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Violations of human rights effectively addressed and remedied
HUMAN RIGHTS PROTECTION PROGRAM
Outcome Indicators
1. Percentage of resolved human rights violations cases resulting in victims access to remedies	57%	57%
2. Percentage of clients who are satisfied with the quality and timeliness of the delivery of protection services	90%	90%
Output Indicators
1. Percentage of human rights cases resolved within the prescribed period	76%	76%
2. Percentage of claims for financial assistance processed within the prescribed period	90%	90%
3 Percentage of investigated cases of human rights violations	20%	20%
4. Percentage of programmed visitations on jails/detention centers implemented	66%	66%
Human rights culture evolved and sustained
HUMAN RIGHTS PROMOTION PROGRAM
Outcome Indicator
1. Percentage of participants who passed the post training test	92%	92%
Output Indicators
1. Percentage of programmed trainings, education activities and information campaigns implemented	90%	90%
2. Percentage of programmed IEC materials developed and disseminated	92%	92%

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Human rights mechanism strengthened
HUMAN RIGHTS POLICY ADVISORY PROGRAM
Outcome Indicator
1. Percentage of policy issuances that have incorporated or used human rights policy issuances	10%	10%
Output Indicators
1. Number of programmed policy issuances submitted/released according to target	35	35
2. Percentage of treaty reports and human rights situationer reports issued/submitted on or before prescribed date	82%	82%

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Establishment, restoration, preservation of the Memorial/Museum/Library/Compendium developed and sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Establishment, restoration, preservation of the Memorial/Museum/ Library/Compendium developed and sustained
HUMAN RIGHTS EDUCATION PROGRAM
Outcome Indicator
1. Percentage of visitors and patrons that rated the museum services as satisfactory or better	75%	75%
Output Indicator
1. Percentage of programmed exhibitions, educational activities, websites, offsite shrines, trainings, and information campaigns implemented	70%	70%

JANUARY 3, 2022	OFFICIAL GAZETTE	353
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

XXXVI. BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

A. DEPARTMENT OF AGRICULTURE

A.1. NATIONAL DAIRY AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the dairy sector enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Growth and competitiveness of the dairy sector enhanced
DAIRY INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase in the gross income (milk revenue) of farmers from previous year	67.1% (2019 target)	7.87%
2. Percentage of children with weight gains over the targeted number of children served with milk	90% (2019 target)	90%
Output Indicators	`
1. Number of dairy farmers / cooperatives trained	1,848 (2019)	710
2. Total dairy animals inventory accumulated through build-up of existing local animals and animal infusion in dairy areas	54,961 (2019)	64,878
3. Percentage increase in the number of children served in milk feeding program	88% (2019)	10%
4. Volume of milk produced (million liters)	17.22 (2019)	24.86

A.2. NATIONAL FOOD AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Market efficiency improved

ORGANIZATIONAL OUTCOME

Food security for rice and corn ensured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Food security for rice and corn ensured

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BUFFER STOCKING PROGRAM
Outcome Indicator
1. Rate of compliance to the Strategic Rice Reserve at national level	100% (15 days)	100% (15 days)
Output Indicators
1. Volume of domestic palay procured (metric tons)	118,496 MT	368,421 MT
2. Percentage of total stored stocks maintained in good and consumable condition	98%	99.50%-100%

A.3. PHILIPPINE COCONUT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in agriculture, forestry and fisheries expanded

ORGANIZATIONAL OUTCOME

Growth and Competitiveness of the Coconut and Oil Palm Industry Enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Growth and Competitiveness of the Coconut and Oil Palm
Industry Enhanced
COCONUT INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of PCA-assisted farmers per hectare	₱28,142	₱25,000
2. Average nut yield of coconut palms per year (nuts/tree/year)	45	80
COCONUT ENTERPRISE DEVELOPMENT (COED) SUBPROGRAM
Output Indicators
1. Number of coco-based enterprise established	0	34
2. Number of machineries and equipment distributed	0	34
3. Number of hectares intercropped with coconut maintained or operationalized	610 (2020)	850
COCONUT PRODUCTIVITY ENHANCEMENT (CPE) SUBPROGRAM
Output Indicators
1. Number of coconut seedlings planted	19,829,512 (2016)	2,533,102
2. Survival percentage of coconut seedlings planted in the last three (3) years	85%	85%
3. Increase in area planted with coconut seeds (in hectares)	3,500,000 (2016)	17,714
COCONUT RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicators
1. Number of coconut product research conducted	5	26
2. Number of coconut product research completed	5	0

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BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

OIL PALM INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase in average annual (gross) income of oil palm farmers (per hectare)	₱50,000.00	no data submitted
2. Percentage increase in yield of oil palm products	10T / ha	no data submitted
OIL PALM PRODUCTIVITY ENHANCEMENT SUBPROGRAM
Output Indicator
1. Percentage of oil palms seedlings planted vis-a-vis total oil palm to be planted by the government	87,500 hectares	41.94%
OIL PALM RESEARCH AND DEVELOPMENT SUBPROGRAM
Output Indicators
1. Number of oil palm product research conducted	4	n/a
2. Number of oil palm product research completed	2	n/a

A.4. PHILIPPINE FISHERIES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Fish ports and other post-harvest facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fish ports and other post-harvest facilities and services enhanced
FISHERIES INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of fish port / fishery infrastructure facilities and services rated as satisfactory or better	6	9
Output Indicators
1. Number of fish ports constructed / rehabilitated / improved	6	8
2. Percentage of fish port projects completed according to plan schedule	50%	100%

A.5. PHILIPPINE RICE RESEARCH INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded 2. Access to economic opportunities by small farmers and fisherfolk increased

3.	Ecological integrity ensured and socioeconomic condition of resource-based communities improved through sustainable integrated area development

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ORGANIZATIONAL OUTCOME

Adoption of high-quality seeds of developed / released rice varieties and other technologies increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Adoption of high-quality seeds of developed / released rice varieties and other technologies increased
RESEARCH AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of farmers who adopted at least three rice and rice-based technologies in the project sites	100% (2020)	100%
2. Increase in palay yield in the project sites	4.67 t/ ha (2017)	1t/hainirrigated 0.5 t / ha in rainfed
3. Reduction in palay production cost	13.76 pesos/kg (2017)	8 pesos / kg
Output Indicators
1. Number of research projects implemented	77 (2020)	62
2. Percentage of research projects completed	100%	100%
3. Number of farmers trained on rice production	2,539 (2020)	2,539

A.6. SUGAR REGULATORY ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Economic opportunities in agriculture, forestry and fisheries expanded

2. Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Growth and competitiveness of the sugarcane industry sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Growth and competitiveness of the sugarcane industry sustained
SUGARCANE INDUSTRY DEVELOPMENT PROGRAM
Outcome Indicators
1. Increase(Decrease) in MMT of Sugar produced	2.238	-0.088
2. Increase in yield of sugarcane farms (TC / Ha)	56.25	6.75
Output Indicators
1. Number of block farms established organized or made operational	62	32
2. Number of scholarship beneficiaries funded
CHED	508	0
TESDA	800	0
SRA	60	275

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BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

B. DEPARTMENT OF ENERGY

B.1. NATIONAL ELECTRIFICATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to electrification expanded
NATIONAL RURAL ELECTRIFICATION PROGRAM
Outcome indicator
1. Percentage increase of connections / identified potential consumers	89% potential connections	91% by 2022
Output indicator
1. No. of sitios completed and energized		1,085 sitios

B.2. NATIONAL POWER CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Access to electrification expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to electrification expanded
MISSIONARY ELECTRIFICATION PROGRAM
Outcome Indicators
1. Percentage increase in SPUG dependable capacity	10.88%	1.43%
2. Percentage increase in transmission line length over the previous year	5.22%	4.03%
3. Percentage increase in substation capacity over the previous year	5.88%	9.43%
Output Indicators
1. Commissioned capacity additions completed (MW)	30.65	39.83

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2. Transmission Lines (ckt-kms) completed	296.35	51.10
3. Substation Facilities (MVA) completed	20	25

C. DEPARTMENT OF FINANCE

C.1. PHILIPPINE CROP INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in agriculture, forestry and fisheries expanded

2.	Access to economic opportunities by small farmers and fisherfolk increased

ORGANIZATIONAL OUTCOME

Financial risk protection for agricultural producers increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Financial risk protection for agricultural producers increased
CROP INSURANCE PROGRAM
Outcome Indicators
1. Percentage increase in the number of subsistence farmers and fisherfolk provided with agricultural insurance over total number of RSBSA-listed susbsistence farmers and fisherfolk	16% (2020)	21%
2. Level of insurance coverage on crops and non-crop agricultural assets (in Million pesos)	45,441.655 (2020)	78,688.311
Output Indicators
1. Number of RSBSA-listed subsistence farmers / fisherfolk covered/insured	1,800,144 (2020)	2,291,897
2. Percentage of available government premium subsidy (GPS) applied/ used up	100% (2020)	100%
3. Percentage of claims with complete documents settled the prescribed period	70.46% (2019)	100%

C.2 PHILIPPINE TAX ACADEMY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Sound, stable and supportive macroecnomic environment sustained

ORGANIZATIONAL OUTCOME

Fiscal Sustainability Strengthened and Enhanced through Professionalization of Revenue Personnel

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Fiscal Sustainability Strengthened and Enhanced through
Professionalization of Revenue Personnel

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BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

SPECIALIZED TAX TRAINING AND EDUCATION MANAGEMENT PROGRAM
Outcome Indicator
1. Percentage of attendees monitored and evaluated	2,400	3,000
Output Indicators
1. No. of competency training program/modules designed/developed	30	50
2. Percentage of existing officials, personnel and local treasurers attended the seminar, workshops or training program	4,000	5,000
3. Percentage of newly hired employees of the revenue agencies and newly appointed treasurers passed the relevant basic course conducted	500	500

D. DEPARTMENT OF HEALTH

D.1. LUNG CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable pulmonary health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to quality and affordable pulmonary health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	90%	90%
Output Indicators
1. Hospital acquired infection rate	Not more than 5%	Not more than 5%
2. Triage response rate	98%	100%
3. Percentage of indigents assisted to total patients serviced	58%	61%

D.2. NATIONAL KIDNEY AND TRANSPLANT INSTITUTE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable renal health care services assured

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to quality and affordable renal health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	92%	92%
Output Indicators
1. Hospital acquired infection rate	Less than 3%	Less than 3%
2. Triage response rate	Not less than 95%	Not less than 97%
3. Percentage of indigents assisted to total patients serviced	20%	27%

D.3. PHILIPPINE CHILDREN’S MEDICAL CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable tertiary pediatric health care services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to quality and affordable tertiary pediatric health care services assured
HOSPITAL SERVICES PROGRAM
Outcome Indicators
1. Mortality rate	Not more than 5%	Not more than 5%
2. Treatment success rate	not less than 95%	not less than 95%
Output Indicators
1. Hospital acquired infection rate	Not more than 5%	Not more than 5%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	60%	72%
TRAINING AND RESEARCH DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage of trainees who completed the program and passed certifying board exams	50%	60%
2. Percentage of completed medical research presented and published	78%	80%
Output Indicators
1. Number of accredited training program sustained	34	43

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2. Percentage of government professionals trained in affiliations and observer ship training program	40%	54%
3. Percentage of research projects completed within proposed timeframe	100%	100%

D.4. PHILIPPINE HEALTH INSURANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Financial risk protection improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Financial risk protection improved
NATIONAL HEALTH INSURANCE PROGRAM
Outcome Indicators
1. Percentage of Filipinos with PhilHealth coverage (population coverage rate)	91% (2020)	100%
2. Percentage of indigent members hospitalized without out-of-pocket expenditures	82.38% (2020)	no data provided
Output Indicators
1. Number of indigent families and senior citizens covered	20,523,634	20,523,634
2. Percentage of indigent families and senior citizens covered	100%	100%
3. No. of financially incapable families provided NHIP entitlements	N/A	1,172,709

D.5. PHILIPPINE HEART CENTER

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and affordable cardiovascular services assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to quality and affordable cardiovascular services assured
HOSPITAL SERVICES PROGRAM

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Outcome Indicators
1. Mortality rate	Not more than 5%	5.00%
2. Treatment success rate	95.42%	95%
Output Indicators
1. Hospital acquired infection rate	0.64%	1.10%
2. Triage response rate	100%	100%
3. Percentage of indigents assisted to total patients serviced	76%	78%

D.6. PHILIPPINE INSTITUTE OF TRADITIONAL AND ALTERNATIVE HEALTH CARE

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Nutrition and health for all improved

ORGANIZATIONAL OUTCOME

Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to quality and cost effective Traditional and Complementary Medicine (T&CM) products and services improved
TRADITIONAL AND COMPLEMENTARY MEDICINE DEVELOPMENT AND PROMOTION PROGRAM
Outcome Indicators
1. Percentage of researches adopted by the industry	100%	100%
2. Percentage of certified T&CM practitioners and accredited facilities available to the public	80%	100%
Output Indicators
1. Percentage of research projects completed within the last 3 years with results published in recognized journals or presented in local and international conferences	56%	80%
2. Percentage of research projects completed	100%	100%
3. Percentage of applications for certification of practitioners and accreditation of clinics and Traditional and Alternative Health Care (TAHC) organizations acted upon within 15 days	100%	100%

E. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

E.1. NATIONAL HOME MORTGAGE FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low income families improved

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PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to secure shelter financing of low income families improved
SOCIALIZED HOUSING LOAN TAKE-OUT OF RECEIVABLES (SHELTER) PROGRAM
Outcome Indicator
1. Percent of households provided with adequate housing	8%	13%
Output Indicators
1. Total number of low-income families assisted	1,111	1,887
2. Amount of socialized housing loan receivables purchased from socialized housing originators	₱500,000,000	₱1,000,000,000
3. Value of funds generated to sustain funds for socialized housing programs through securitization of assets	₱400,000,000	₱800,000,000

E.2. NATIONAL HOUSING AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Adequate housing for low-income families provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Adequate housing for low-income families provided
COMPREHENSIVE AND INTEGRATED HOUSING PROGRAM
Outcome Indicators
Sub-program 1: Lot Development and Provision of
Housing and Community Facilities Sub-program
1. Percentage decrease in number of homeless low-income families	4.60%	0.1%
2. Percentage of houses built which remained unoccupied	40.5%	20%
3. Collection efficiency rate	36.8%	50%
Sub-program 2: Housing Assistance Sub-program
1. Percentage of partially or totally damaged houses reconstructed or repaired	N/A	100%
Output Indicators
Sub-Program 1 : Lot Development and Provision of Housing and Community Facilities Sub-program
1. Number of lots / house and lot packages / housing units constructed / provided	82,332	1,925
2. Percentage of lots / house and lot packages / housing units completed within time agreed upon with beneficiaries	50.4%	90%

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3. Percentage of beneficiaries awarded with housing units who rated the lots / house and lot packages as satisfactory or better Sub-program 2: Housing Assistance Sub-program	84%	90%
1. Number of calamity-stricken families provided Emergency Housing Assistance according to standard time agreed upon	N/A	100%

E.3. SOCIAL HOUSING FINANCE CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to affordable, adequate, safe and secure shelter in well-planned communities expanded

ORGANIZATIONAL OUTCOME

Access to secure shelter financing of low-income families improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access to secure shelter financing of low-income families improved
HIGH DENSITY HOUSING PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	4,285 ISFs	7,453 ISFs
2. Collection Efficiency Rate	76.60%	90%
Output Indicators
1. Total number of ISFs residing in danger areas provided with land tenure security and upgraded site	4,285 ISFs	2,128 ISFs
2. Amount of loans released to legally-organized associations of ISFs residing in danger areas	₱1,659,540,913.80	₱313,922,000
3. Projects completed and awarded to households during the year	3 out of 10 HDH projects	90% of FY 2020 taken out projects
4. Percentage of High Density Housing projects processed within turnaround time	90%	90%
COMMUNITY MORTGAGE PROGRAM
Outcome Indicators
1. Decrease in the number of ISFs living in unacceptable housing based on HUDCC Housing Needs Estimates	5,491 ISFs	7,453 ISFs
2. Collection Efficiency Rate	76.56%	91%
Output Indicators
1. Total number of ISFs provided with land tenure security and upgraded site	5,491 ISFs	3,493 ISFs
2. Amount of loans released to legally-organized associations of ISFs	₱484,712,000	₱186,078,000
3. Percentage of projects processed within turnaround time	22%	90%

JANUARY 3, 2022	OFFICIAL GAZETTE	365
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

F. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

F.1. LOCAL WATER UTILITIES ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Infrastructure development accelerated and operations sustained

2. Clean and healthy environment protected

ORGANIZATIONAL OUTCOME

Access of Filipinos to adequate Level III water supply and sanitation system improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Access of Filipinos to adequate Level III water supply and sanitation system improved
WATER SUPPLY AND SANITATION PROGRAM
Outcome Indicators
1. Percentage of households in operational water district areas with direct access to level III potable water supply and sanitation	37.39% (2019)	42.98%
2. Percentage of population with access to potable operational water supply and adequate sanitation in water district areas	37.39% (2019)	42.98%
Output Indicator
1. Number of sanitation projects implemented	at least 5	6

G. DEPARTMENT OF TRADE AND INDUSTRY

G.1. AURORA PACIFIC ECONOMIC ZONE AND FREEPORT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	25	47
2. Number of generated employment	300	500
3. Amount of generated investment	₱25 Million	₱30 Million

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Output Indicators
1. Number of infrastructure projects started	N/A
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	N/A
3. Number of infrastructure projects completed on schedule	N/A

G.2. CENTER FOR INTERNATIONAL TRADE EXPOSITIONS AND MISSIONS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Increased Trade Promotion Activities

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Increased Trade Promotion Activities
EXPORT / TRADE PROMOTION PROGRAM
Outcome Indicators
1. Percentage increase in number of SMEs in Export Promotion activities	N/A	N/A
2. Percentage of returning SMEs in Signature Events	47%	47%
3. Percentage increase in the amount of potential export orders	N/A	N/A
Output Indicators
1. Total export orders	US $66.49M	US $66.49M
2. Number of SMEs participating in Export Promotions	718	718
3. Number of Trade Inquiries in Export Promotion Events	5,691	5,691
4. Number of Trade Buyers attending Export Promotion Events	2,684	2,684

G.3. SMALL BUSINESS CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased.

ORGANIZATIONAL OUTCOME

Sustainable MSMEs increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Sustainable MSMEs increased

JANUARY 3, 2022	OFFICIAL GAZETTE	367
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

PONDO PARA SA PAGBABAGO AT PAG-ASENSO PROGRAM
Outcome Indicator
1. Number of provinces benefitted by the Program	85	85
Output Indicators
1. Number of MSME beneficiaries	61,204	40,000
2. Pass-on rate by Microfinance Financing Institution	maximum of 30 % per annum	maximum of 30% per annum

H. DEPARTMENT OF TRANSPORTATION

H.1. LIGHT RAIL TRANSIT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Improve Reliabilty of LRT Systems

2. Improve Business Process Efficiency

3. Achieve Expertise on Railway Management and Systems

ORGANIZATIONAL OUTCOME

Safe, secure, responsive and reliable LRT services provided

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Safe, secure, responsive and reliable LRT services provided
SYSTEMS AND FACILITIES IMPROVEMENT, REHABILITATION AND
MODERNIZATION PROGRAM
Outcome Indicators
1. Optimal capacity in train systems achieved, in passengers per square meter (ppsm)	Line 2 = 4 ppsm	(Social Distancing constraints with the COVID-19)
2. Level of Service (LOS) / Service Quality in General	Line 2 with Satisfactory Rating	Line 2 with Satisfactory Rating (using the Standard Methodology & Questionnaire developed by the GCG)

H.2. PHILIPPINE NATIONAL RAILWAYS

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Infrastructure development accelerated and operations sustained

ORGANIZATIONAL OUTCOME

Safe, reliable and efficient rail services provided

PERFORMANCE INFORMATION

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ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Safe, reliable and efficient rail services provided
RAILWAY SYSTEM MAINTENANCE PROGRAM
Outcome Indicators
1. Amount of revenues generated	₱278,097,282	₱355,832,176
2. Percentage of the riding public who rated the rail services as satisfactory or better		50%
Output Indicators
1. Percentage increase of passenger trips completed per schedule	98.58%	98.75%
2. Number of passenger ferried / accommodated by safe and more reliable train operation considering 75% load factor	21,829,307	22,363,303

I. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

I.1. PHILIPPINE INSTITUTE FOR DEVELOPMENT STUDIES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Sound, stable and supportive macroeconomic environment sustained

2. Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Government policies and services, through the aid of policy research, improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Government policies and services, through the aid of policy research, improved
SOCIO-ECONOMIC POLICY RESEARCH PROGRAM
Outcome Indicator
1. Percentage of research projects completed within	50%	50%
3 years that has contributed to policy/program formulation, implementation, and evaluation
Output Indicators
1. Number of research studies completed within the year	34	34
2. Percentage of research projects completed within the last
3 years submitted / presented to policy maker sand/or cited in an internationally referred or PIDS recognized journal	100%	100%

JANUARY 3, 2022	OFFICIAL GAZETTE	369
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

J. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

J.1. INTERCONTINENTAL BROADCASTING CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded
General Management and Supervision
Outcome Indicators
1. Rate of news and public affairs program increased	10 hours average/day	10% from previous year
Output Indicators
1. Audience Share (% Rating)	0.15%	2% from previous year
2. Transmission Coverage (% Signal Reach)	35%	38%

J.2. PEOPLE’S TELEVISION NETWORK, INCORPORATED

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective and inclusive delivery of public goods and services

ORGANIZATIONAL OUTCOME

Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Public access and responsive dissemination of government programs through reliable TV network services, news and information program expanded
PTV MODERNIZATION PROGRAM
Outcome Indicators
1. Audience share increased by greater than 2% annually	3.125 M average viewers/day	no data available

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2. Rate of news and public affairs program increased by greater than 10% annually	10 hrs average per day	no data available
3. Number of TV materials produced and aired rated good or better	0	5
Output Indicators
1. Audience Share (% Rating)	6.6%	no data available
2. Transmission Coverage (% Signal Reach)	42%	42%
3. Number of articles posted on social/digital media	0	15
4. Number of TV materials produced and aired	0	12
5. PTV Brand and Program Development
a) Entries submitted to Award Giving Bodies	45	20
b) Airtime devoted to Government Programs, Projects and Activities	N/A	1,300 hours
6. Total number of TV broadcasting hours and percentage increase from previous year	N/A	6,154 hours or 17 hours/day, 0% increase

K. OTHER EXECUTIVE OFFICES

K.1. AUTHORITY OF THE FREEPORT AREA OF BATAAN

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	143	N/A
2. Number of operational enterprises	N/A	106
3. Number of generated employment	43,990	38,931
4. Amount of generated investment	₱28.94 Billion	₱12.00 Billion
Output Indicators
1. Number of infrastructure projects started	5	2
2. Percentage of infrastructure projects implemented in accordance with plans and specifications	65%	100%
3. Number of infrastructure projects completed on schedule	2	2

K.2. BASES CONVERSION AND DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

JANUARY 3, 2022	OFFICIAL GAZETTE	371
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Amount of investments generated in BCDA Special Economic Zones and Metro Manila Camps increased
INFRASTRUCTURE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of generated employment	2,331	1,521
Output Indicators
1. Number of infrastructure projects started	3	3
2. Percentage of completion of infrastructure projects	43.33%	25%

K.3. CAGAYAN ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	151	153
2. Number of generated employment	3,226	4,467
3. Amount of generated investment Output Indicators	₱1,068 Million	₱717.97 Million
1. Number of infrastructure projects started		1
2. Percentage of infrastructure projects implemented in accordance with plans and specifications		100%
3. Number of infrastructure projects completed on schedule		1

K.4. CREDIT INFORMATION CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Economic opportunities in industry and services expanded

2.	Access to economic opportunities in industry and services for MSMEs, cooperatives, and OFs increased

ORGANIZATIONAL OUTCOME

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Credit Information System (CIS) ready for contribution and access

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Credit Information System (CIS) ready for contribution and access
General management and supervision
Outcome Indicator
1. Percentage of Financial Institutions or individual users who rated the credit reports as satisfactory or better	50%	90%
Output Indicator
1. Number of credit reports added to system and percentage over total	1,500,000	6,000,000

K.5. CULTURAL CENTER OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1. Philippine culture and values promoted

2. Lifelong learning opportunities for all ensured

ORGANIZATIONAL OUTCOME

Promotion of Philippine arts and culture improved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Promotion of Philippine arts and culture improved
PHILIPPINE ARTS AND CULTURE PROMOTION AND DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of audiences who patronized CCP shows / productions, trainings and workshops	461,621	500,000
2. Percentage increase in the number of audiences	2.32%	2%
3. Percentage of clients who rated the facilities as good or better	92%	90%
Output Indicators
1. Number of events held in a year	922	1,305
2. Percentage increase in the number of productions	3.7%	2%

K.6. DEVELOPMENT ACADEMY OF THE PHILIPPINES

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Life long learning opportunities for all ensured

JANUARY 3, 2022	OFFICIAL GAZETTE	373
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

ORGANIZATIONAL OUTCOME

Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Transformative leaders, innovative ideas and synergistic solutions towards organizational effectiveness and efficiency achieved
EDUCATION AND TRAINING PROGRAM NGCESDP- Public Management Development Program (PMDP)
Output Indicators
1. Number of officers and senior technical personnel provided training / capacitated (intake)	147	245
2. Percentage of Re-entry Plans (REPs), Capstone Project Plans and Papers accepted by the panel	N/A	N/A
3. Percentage of Capstone Project Plans and Capstone Papers accepted by the panel	91%	85%
Support to the Projects and Programs of the Productivity Development Program
Outcome Indicator
1. Percentage of “multiplier effect” activities implemented by grantees	29%	35%
Output Indicator
1. Number of international projects and hostings implemented Education and Training Capability Building Seminar	16	15
Output Indicator
1. Number of trained participants	680	265
RESEARCH AND TECHNICAL ASSISTANCE ON PUBLIC SECTOR PRODUCTIVITY PROGRAM
Center of Excellence on Public Sector Productivity
Outcome Indicator
1. Percentage of Government Management Division personnel trained on PSP	0	N/A
Output Indicators
1. Number of local and international specialists trained (including the individuals trained on PSP courses)	99	100
2. Number of innovation projects implemented	N/A	N/A
3. Number of capability development project on PSP related topics implemented	6	0
4. Number of researches on public sector productivity issues completed (including researches under HNGPMIRS-Phase VI and MGR)	6	3
5. Number of agencies that participated in PSP courses/training workshop 12		150
6. Number of PSP resources developed	3	0
7. Number of agencies participated in the InnoLab program	93	0
Harmonization of National Government Performance Monitoring, Information and Reporting System (Phase VI)
Outcome Indicator
1. Average Compliance rate to Good Governance condition	88%	90%
Output Indicators
1. Number of agencies provided assistance in complying with PBB requirements	307	307

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2. Number of research studies conducted	1	1
3. Participation rate of agencies	99%	0%
4. Percentage of agencies identified by Inter-Agency Task Force (IATF) assisted by the A025 TWG and Secretariat	100%	100%
5. Percentage of final eligibility assessment of agencies for PBB cycle issued within the IATF prescribed time frame Modernizing Government Regulations Program	68%	75%
Output Indicators
1. Percentage of unnecessary documents identified relative to required documents	6%	6%
2. Draft policies on regulatory improvement	1	0
Output Indicators
1. Number of regulatory agencies covered	21	25
2. Number of industries covered	4	5
3. Number of participants trained	477	520
4. Regulatory agencies with regulatory processes aligned with RMS Government Quality Management Program Government Quality Management Program	N/A	N/A
Outcome Indicator
1. Percentage of agencies provided with technical guidance certifiable to ISO	N/A	0%
Output Indicators
1. Number of agencies provided with technical guidance on the development and implementation of QMS	68	39
2. Number of streamlined processes	12	0
3. Number of publications	2	0
4. Number of research studies conducted	N/A	N/A
5. Number of agencies covered on 5S good housekeeping	36	0
6. Number of proposed policy issuance on the adoption of Quality Work Standards	1	0
7. Whole of government satisfaction survey CSS-Citizen Satisfaction Survey BSS-Business Satisfaction Survey	1	0
8. Number of proposed policy issuance on the adoption of Service Quality Standards (SOS)	1	0
9. Number of service quality standards developed	10	0
10. Number of agencies capacitated on innovation laboratory	N/A	0
11. Number of agencies participating in government best practice recognition	93	30
12. Number of best practice conference/forum conducted	1	0
13. Number of quality improvements approaches introduced	0	0
14. Number of participants trained in QMS	2,947	450
Establishing the Development Academy of the Philippines Center of Excellence for Data Science and Analytics*
Output Indicators
1. Number of data project/research conducted	N/A	N/A
2. Number of certification trainings conducted	N/A	N/A
3. Number of fellowship program conducted	N/A	N/A
4. Number of public servant/participants trained	N/A	N/A
Research Programs of the Graduate School of Public and Development Management and Research on Sustainable Development Goals and Future Thinking*
Outcome Indicators
1. Number of strategic research utilized by clients or stakeholders	N/A	20

JANUARY 3, 2022	OFFICIAL GAZETTE	375
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

2. Number of research published	N/A	25
Output Indicators
1. No. of research outputs produced/completed	N/A	25
2. No. of working papers published	N/A	10
3. No. of cascading activities conducted	N/A	2
4. No. of participants to cascading activities	N/A	500

*	Congress-Introduced Increase in Appropriations in FY 2020

K.7. NATIONAL IRRIGATION ADMINISTRATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Access to economic opportunities in industry by small farmers and fisherfolk increased

2.	Infrastructure development accelerated and operations sustained

ORGANIZATIONAL	OUTCOME

Irrigation facilities and services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Irrigation facilities and services enhanced
IRRIGATION SYSTEMS RESTORATION PROGRAM
Outcome Indicators
1. Percentage increase in the number of farmer beneficiaries with increased productivity (average yield / hectare)		4.00%
2. Percentage increase in the average cropping intensity:
a. National Irrigation Systems		1.00%
b. Communal Irrigation Systems		2.00%
Output Indicators
1. Number of hectares irrigated in all cropping season
a. National Irrigation Systems	1,135,747	1,415,887
b. Communal Irrigation Systems	1,149,164	902,966
2. Number of hectares in irrigation systems restored	13,030	16,328
3. Kilometers of canal network repaired / rehabilitated with and without canal lining	459.98	521
IRRIGATION SYSTEMS DEVELOPMENT PROGRAM
Outcome Indicators
1. Percentage increase of new service area developed	0.99%	1.01%
2. Percentage increase in the number of farmer beneficiaries	1.70%	1.02%
Output Indicators
1. Number of hectares of new service areas developed	16,562	17,639

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2. Kilometer of new canals completed ready for irrigation water services	151.53

K.8. PHILIPPINE CENTER FOR ECONOMIC DEVELOPMENT

STRATEGIC OBJECTIVES

SECTOR OUTCOME

1.	Life long learning opportunities for all ensured

2.	Sound, stable and supportive macroeconomic environment sustained

ORGANIZATIONAL OUTCOME

Support for researches and scholarships of UPSE sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Support for researches and scholarships of UPSE sustained
TEACHING AND RESEARCH PROGRAM
Outcome Indicators
1. Percentage of graduate students and faculty who were supported and completed their scholarships on time	50% (2017)	65%
2. Number of research outputs in the last 3 years utilized by industry or by other beneficiaries	12 (2017)	10
Output Indicators
1. Number of graduate students and faculty who availed of fellowship grants	42 (2017)	52
2. Number of faculty research outputs completed within the year	12 (2017)	4
3. Percentage of research outputs presented in internationally referred or UP recognized journal in the last 3 years	10% (2017)	50%

K.9. PHILIPPINE POSTAL CORPORATION

STRATEGIC OBJECTIVES

SECTOR OUTCOME

People-centered, innovative, clean, efficient, effective, and inclusive delivery of public goods and services

ORGANIZATIONAL	OUTCOME

Efficient and on-time delivery of communications, goods and payment services enhanced

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Efficient and on-time delivery of communications, goods and payment services enhanced

JANUARY 3, 2022	OFFICIAL GAZETTE	377
BUDGETARY SUPPORT TO GOVERNMENT CORPORATIONS

POSTAL SERVICE PROGRAM
Outcome Indicator
1. Volume of franked mails posted	6,008,797 (2020)	6,020,974
Output Indicator
1. Percentage increase of revenues from last year	₱516.118 M (2020)	3% (₱548,677 M)

K.10. SOUTHERN PHILIPPINES DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Developmental projects for the improvement of Southern Philippines sustained

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Developmental projects for the improvement of Southern Philippines sustained
General management and supervision
Outcome Indicator
1. Income generated by SPDA from existing projects	₱1.803 Million	₱15.660 Million
Output Indicator
1. Number of jobs generated from existing projects	16	523

K.11. SUBIC BAY METROPOLITAN AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic	opportunities in industry and services expanded

ORGANIZATIONAL	OUTCOME

Jobs generated within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Jobs generated within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicator
1. Number of generated employment	119,516	133,320
Output Indicators
1. Amount of income from operations	₱3,251,070,782	₱3,317,457,894
2. Number of projects started		5
3. Percentage of projects implemented in accordance with the contract		32%

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K.12. ZAMBOANGA CITY SPECIAL ECONOMIC ZONE AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Economic opportunities in industry and services expanded

ORGANIZATIONAL OUTCOME

Business located and operating within the economic zone increased

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 TARGETS
Business located and operating within the economic zone increased
ECOZONE DEVELOPMENT PROGRAM
Outcome Indicators
1. Number of registered locators	30	100
2. Number of generated employment	1,532	1,058
3. Amount of generated investment	₱1,504 Million	₱2,140.5Million
Output Indicators
1. Number of infrastructure projects started	2	6
2. Percentage of infrastructure projects implemented in accordance with plans and specification	100%	100%
3. Number of infrastructure projects completed on schedule	4	6

JANUARY 3, 2022	OFFICIAL GAZETTE	379
ALLOCATIONS TO LOCAL GOVERNMENT UNITS

XXXVII. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. METROPOLITAN MANILA DEVELOPMENT AUTHORITY

STRATEGIC OBJECTIVES

SECTOR OUTCOME

Ecological integrity ensured and socioeconomic condition of resource-based communities improved

ORGANIZATIONAL OUTCOME

1.	Ecological, safe and efficient solid waste disposal and management ensured

2.	Safe and smooth flow of traffic in Metro Manila thoroughfares assured

3.	Flood mitigation assured

PERFORMANCE INFORMATION

ORGANIZATIONAL OUTCOMES (OOs) / PERFORMANCE INDICATORS (PIs)	BASELINE	2022 Targets
Ecological, safe and efficient solid waste disposal and management ensured
METROPOLITAN MANILA SOLID WASTE MANAGEMENT PROGRAM
Outcome Indicators
1. Available capacity of current landfill space	Available space for the next 10 yrs	Available space for the next 10 yrs
2. Percentage of solid waste diverted as a result of recycling activities of LGUs	57% diversion rate	64% diversion rate
3. Percentage compliance of landfills of ECC requirements and other environmental regulations	100%	100%
Output Indicators
1. Percentage of daily reports on sanitary landfills filed	100%	100%
2. Number of monitoring activities conducted on sanitary landfills	Quarterly monitoring	Twice a month monitoring

3. Number of information, education campaign on solid waste management conducted	240 seminars	240 seminars

Safe and smooth flow of traffic in Metro Manila thoroughfares assured
METROPOLITAN MANILA TRAFFIC MANAGEMENT PROGRAM
Outcome Indicators
1. Decrease in average travel time along major thoroughfares	2.44 mins/km	2.44 mins/km
2. Average time to resolve traffic obstruction along Metro Manila major thoroughfares	15 mins	15 mins
3. Percentage decrease of corruption reported in traffic operations	1.23% (29 traffic enforcers with cases out of 2,363 traffic enforcers in 2018)	20% reduction
Output Indicators
1. Percentage of traffic obstructions/accident reports responded to within fifteen (15) minutes	100%	100%
2. Number and percentage of traffic constables deployed at designated major intersections and thoroughfares at all times	91% (2,192 traffic constables)	100% (2,200 traffic constables)
3. Percentage of reliability of traffic signal lights, countdown timers and CCTVs	97%	97%

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Flood mitigation assured

METROPOLITAN MANILA FLOOD CONTROL PROGRAM
Outcome Indicators
1. Time of flood water subsidence (for rainfall intensity of less than than 40mm/hr)	within 15 mins	within 15 mins
2. Percentage decrease in flooded areas	12%	12%
Output Indicators
1. Percentage reliability of all pumping stations and Effective Flood Control Operation System	100%	100%
2. Percentage of waterways and drainage systems declogged and desilted	100%	100%
3. Projects completed within the contract time	100%	100%

STAFFING SUMMARY

JANUARY 3, 2022	OFFICIAL GAZETTE	381
STAFFING SUMMARY

I. CONGRESS OF THE PHILIPPINES

A. Senate

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
President of the Senate	1	3,910
Senator	23	75,425
Secretary of the Senate	1	3,279
Sergeant-At-Arms IV	1	2,228
Deputy Secretary of the Senate	3	6,684
Director VI	7	15,596
Director V	8	15,776
Legislative Staff Head	28	55,216
Director IV	16	27,920
Head Executive Assistant	48	74,129
Director III	74	114,266
Director II	38	51,946
Director I	52	62,892

Total Key Positions	300	509,267

Other Positions
Administrative	6	1,626
Support to Technical	1,893	1,045,214
Technical	22	13,436

Total Other Positions	1,921	1,060,276

For the Difference Between the Authorized and Actual Salaries		66,004

Total Permanent Positions	2,221	1,635,547

Total Permanent Filled Positions	1,928	1,468,781

A.1. Senate Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the Senate Electoral Tribunal	1	2,228
Deputy Secretary of the Senate Electoral Tribunal	1	1,972
Director IV	1	1,745
Director III	16	24,704

Total Key Positions	19	30,649

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Other Positions
Support to Technical	132	84,217
Technical	5	3,291

Total Other Positions	137	87,508

For the Difference Between the Authorized and Actual Salaries		488

Total Permanent Positions	156	118,645

Total Permanent Filled Positions	104	75,186

B. Commission on Appointments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the Commission on Appointments	1	3,279
Sergeant-At-Arms IV	1	2,228
Deputy Secretary of the Commission on Appointments	4	8,912
Legislative Staff Head	26	51,272
Director IV	2	3,490
Director III	11	16,984

Total Key Positions	45	86,165

Other Positions
Administrative	7	3,625
Support to Technical	245	142,415
Technical	7	5,299

Total Other Positions	259	151,339

For the Difference Between the Authorized and Actual Salaries		9,124

Total Permanent Positions	304	246,628

Total Permanent Filled Positions	258	216,934

C. House of Representatives

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Speaker of the House of Representatives	1	3,910
Member of the House of Representatives	314	1,029,712

JANUARY 3, 2022	OFFICIAL GAZETTE	383
STAFFING SUMMARY

Secretary-General of the House of Representatives	1	3,279
Sergeant-At-Arms IV	1	2,228
Deputy Secretary-General of the House of Representatives	12	26,739
Director V	20	39,440
Director IV	13	22,685
Director III	1	1,544
Director II	91	124,393
Chief Political Affairs Officer	315	430,508

Total Key Positions	769	1,684,438

Other Positions
Administrative	12	2,735
Support to Technical	3,300	1,568,233
Technical	318	307,482

Total Other Positions	3,630	1,878,450

For the difference between the Authorized and Actual Salaries		336,554

Total Permanent Positions	4,399	3,899,442

Total Permanent Filled Positions	3,876	3,486,852

C.1. House of Representatives Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Secretary of the House Electoral Tribunal	1	2,228
Deputy Secretary of the House Electoral Tribunal	1	1,972
Director IV	1	1,745
Director III	1	1,544
Attorney VI	5	6,833
Director II	16	21,870

Total Key Positions	25	36,192

Other Positions
Support to Technical	168	81,662

Total Other Positions	168	81,662

For the Difference Between the Authorized and Actual Salaries		2,777

Total Permanent Positions	193	120,631

Total Permanent Filled Positions	115	79,043

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II. OFFICE OF THE PRESIDENT

A. The President’s Offices

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
President of the Philippines	1	4,937
Executive Secretary	1	3,279
Presidential Spokesman	1	3,279
Presidential Assistant II	4	13,117
Commissioner III	2	4,457
Presidential Assistant I	10	22,282
Deputy Executive Secretary	4	8,912
Executive Director IV	1	1,972
Director V	1	1,972
Assistant Executive Secretary	8	15,776
Director IV	26	45,370
Deputy Executive Director IV	1	1,745
Director III	24	37,057
Director II	2	2,734
Attorney VI	9	12,300
Director I	1	1,209
Presidential Staff Officer VI	38	40,318
Internal Auditor V	3	3,183
Information Technology Officer III	3	3,183
Engineer V	2	2,122
Chief Accountant	1	1,061
Architect V	1	1,061

Total Key Positions	144	231,326

Other Positions
Administrative	537	134,361
Support to Technical	21	12,092
Technical	562	285,203

Total Other Positions	1,120	431,656

For the difference between the Authorized and Actual Salaries		11,445

Total Permanent Positions	1,264	674,427

Total Permanent Filled Positions	810	441,640

JANUARY 3, 2022	OFFICIAL GAZETTE	385
STAFFING SUMMARY

III. OFFICE OF THE VICE-PRESIDENT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Vice-President of the Philippines	1	3,910
Chief of Staff (OVP)	1	2,228
Assistant Chief of Staff (OVP)	1	1,972
Director IV	2	3,490
Chief Administrative Officer	4	4,244
Information Technology Officer III	1	1,061
Chief Accountant	1	1,061
Vice Presidential Staff Officer VI	6	6,366
Internal Auditor V	1	1,061

Total Key Positions	18	25,393

Other Positions
Administrative	80	35,642
Support to Technical	5	3,158
Technical	95	50,095

Total Other Positions	180	88,895

For the difference between the Authorized and Actual Salaries		1,108

Total Permanent Positions	198	115,396

Total Permanent Filled Positions	156	94,778

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IV. DEPARTMENT OF AGRARIAN REFORM

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Department Secretary	1	3,279
Department Undersecretary	6	13,370
Board Member III	3	5,916
Department Assistant Secretary	4	7,888
Executive Director III	1	1,745
Regional Agrarian Reform Adjudicator	15	26,177
Director IV	27	47,117
Provincial Agrarian Reform Adjudicator	57	88,028
Head Executive Assistant	1	1,544
Director III	27	41,696
Provincial Agrarian Reform Program Officer II	74	101,135
Attorney VI	1	1,367
Provincial Agrarian Reform Program Officer I	51	61,681
Attorney V	96	116,065
Chief Accountant	1	1,061
Project Development Officer V	2	2,122
Planning Officer V	2	2,122
Internal Auditor V	1	1,061
Information Technology Officer III	2	2,122
Information Officer V	1	1,061
Chief Agrarian Reform Program Officer	171	181,431
Chief Administrative Officer	90	95,490
Municipal Agrarian Reform Program Officer	33	22,096

Total Key Positions	667	825,574

Other Positions
Administrative	1,406	372,059
Support to Technical	924	367,430
Technical	7,212	2,737,676

Total Other Positions	9,542	3,477,165

For the difference between the Authorized and Actual Salaries		73,762

Total Permanent Positions	10,209	4,376,501

Total Permanent Filled Positions	8,113	3,434,868

JANUARY 3, 2022	OFFICIAL GAZETTE	387
STAFFING SUMMARY

V. DEPARTMENT OF AGRICULTURE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Department Secretary	1	3,279
Department Undersecretary	8	17,827
Department Assistant Secretary	6	11,832
Director IV	32	55,840
Project Manager III	1	1,544
Director III	36	55,599
Head Executive Assistant	1	1,544
Provincial Agricultural Officer	1	1,367
Director II	1	1,367
Attorney V	2	2,418
Chief Administrative Officer	24	25,464
Chief Accountant	1	1,061
Project Evaluation Officer V	10	10,610
Chief Agriculturist	49	51,989
Project Development Officer V	2	2,122
Chemist V	1	1,061
Agricultural Center Chief IV	16	16,976
Information Technology Officer III	4	4,244
Information Officer V	3	3,183
Engineer V	20	21,220
Market Specialist V	1	1,061
Planning Officer V	3	3,183
Development Management Officer V	15	15,915
Chief Science Research Specialist	20	21,220
Training Center Superintendent II	16	16,975
Veterinarian V	3	3,183
Chief Foreign Affairs Research Specialist	1	1,061

Total Key Positions	278	353,145

Other Positions
Administrative	1,920	529,668
Support to Technical	724	286,419
Technical	5,931	2,460,081

Total Other Positions	8,575	3,276,168

For the difference between the Authorized and Actual Salaries		40,017

Total Permanent Positions	8,853	3,669,330

Total Permanent Filled Positions	6,290	2,735,297

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B. Agricultural Credit Policy Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director IV	1	1,972
Deputy Executive Director IV	1	1,745
Director II	6	8,201
Financial Analyst V	2	2,122
Economist V	1	1,061
Information Technology Officer III	1	1,061
Project Development Officer V	1	1,061
Planning Officer V	1	1,061
Project Evaluation Officer V	2	2,122
Chief Administrative Officer	2	2,122

Total Key Positions	18	22,528

Other Positions

Administrative	11	3,517
Technical	12	6,256

Total Other Positions	23	9,773

For the difference between the Authorized and Actual Salaries		1,386

Total Permanent Positions	41	33,687

Total Permanent Filled Positions	34	29,915

C. Bureau of Fisheries and Aquatic Resources

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Director II	15	20,505
Attorney V	1	1,209
Chief Aquaculturist	11	11,671
Chief Fishing Regulations Officer	2	2,122
Chief Administrative Officer	2	2,122
Planning Officer V	1	1,061
Market Specialist V	1	1,061

Total Key Positions	35	43,040

Other Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	389
STAFFING SUMMARY

Administrative	304	75,990
Support to Technical	17	9,332
Technical	1,822	704,960

Total Other Positions	2,143	790,282

For the difference between the Authorized and Actual Salaries		8,259

Total Permanent Positions	2,178	841,581

Total Permanent Filled Positions	1,537	597,113

D. Fertilizer and Pesticide Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	2	3,089
Chemist V	1	1,061
Chief Agriculturist	2	2,122
Planning Officer V	1	1,061
Chief Administrative officer	1	1,061

Total Key Positions	8	10,139

Other Positions

Administrative	23	7,522
Support to Technical	1	542
Technical	137	65,587

Total Other Positions	161	73,651

For the difference between the Authorized and Actual Salaries		584

Total Permanent Positions	169	84,374

Total Permanent Filled Positions	135	65,346

E. National Fisheries Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,972
Chief Science Research Specialist	5	5,305
Planning Officer V	1	1,061
Training Specialist V	1	1,061
Chief Administrative Officer	1	1,061

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Total Key Positions	9	10,460

Other Positions
Administrative	16	4,584
Technical	81	38,610

Total Other Positions	97	43,194

For the difference between the Authorized and Actual Salaries		964

Total Permanent Positions	106	54,618

Total Permanent Filled Positions	74	39,210

F. National Meat Inspection Service

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Director II	16	21,867
Planning Officer V	1	1,061
Chief Meat Control Officer	5	5,305
Chief Administrative Officer	1	1,061

Total Key Positions	25	32,583

Other Positions

Administrative	16	6,927
Support to Technical	2	1,140
Technical	319	131,154

Total Other Positions	337	139,221

For the difference between the Authorized and Actual Salaries		4,648

Total Permanent Positions	362	176,452

Total Permanent Filled Positions	307	149,136

G. Philippine Carabao Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Agricultural Center Chief IV	12	12,732
Information Officer V	1	1,061

JANUARY 3, 2022	OFFICIAL GAZETTE	391
STAFFING SUMMARY

Project Development Officer V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	17	19,204

Other Positions

Administrative	16	5,866
Support to Technical	10	5,180
Technical	165	68,723

Total Other Positions	191	79,769

For the difference between the Authorized and Actual Salaries		2,466

Total Permanent Positions	208	101,439

Total Permanent Filled Positions	179	86,484

H. Philippine Center for Postharvest Development and Mechanization

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Director I	3	3,628
Planning Officer V	1	1,061
Chief Science Research Specialist	8	8,488
Chief Administrative Officer	2	2,122

Total Key Positions	16	18,588

Other Positions

Administrative	45	15,512
Support to Technical	8	3,956
Technical	68	33,443

Total Other Positions	121	52,911

For the difference between the Authorized and Actual Salaries		3,474

Total Permanent Positions	137	74,973

Total Permanent Filled Positions	116	62,408

I. Philippine Council for Agriculture and Fisheries

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	2	3,490

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Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Planning Officer V	1	1,061
Development Management Officer V	2	2,122

Total Key Positions	7	9,278

Other Positions

Administrative	47	13,378
Support to Technical	10	3,669
Technical	68	32,374

Total Other Positions	125	49,421

For the difference between the Authorized and Actual Salaries		689

Total Permanent Positions	132	59,388

Total Permanent Filled Positions	95	43,049

J. Philippine Fiber Industry Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Director II	9	12,303
Chief Science Research Specialist	1	1,061
Chief Fiber Development Officer	3	3,183
Planning Officer V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	17	21,958

Other Positions

Administrative	77	23,790
Support to Technical	29	11,836
Technical	286	114,645

Total Other Positions	392	150,271

For the difference between the Authorized and Actual Salaries		3,830

Total Permanent Positions	409	176,059

Total Permanent Filled Positions	336	139,763

JANUARY 3, 2022	OFFICIAL GAZETTE	393
STAFFING SUMMARY

VI. DEPARTMENT OF BUDGET AND MANAGEMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	6	13,370
Department Assistant Secretary	6	11,832
Director IV	35	61,075
Director III	31	47,865
Attorney VI	4	5,467
Chief Accountant	1	1,061
Planning Officer V	3	3,183
Internal Auditor V	2	2,122
Information Technology Officer III	4	4,244
Information Officer V	2	2,122
Chief Budget and Management Specialist	85	90,185
Training Specialist V	1	1,061
Chief Administrative Officer	12	12,732

Total Key Positions	193	259,598

Other Positions

Administrative	362	150,991
Support to Technical	96	38,141
Technical	760	384,464

Total Other Positions	1,218	573,596

For the difference between the Authorized and Actual Salaries		8,678

Total Permanent Positions	1,411	841,872

Total Permanent Filled Positions	927	557,471

B. Government Procurement Policy Board - Technical Support Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director IV	2	3,490
Attorney V	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	5	7,988

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Other Positions

Administrative	17	8,391
Support to Technical	5	2,767
Technical	65	43,086

Total Other Positions	87	54,244

For the difference between the Authorized and Actual Salaries		85

Total Permanent Positions	92	62,317

Total Permanent Filled Positions	48	30,504

JANUARY 3, 2022	OFFICIAL GAZETTE	395
STAFFING SUMMARY

VII. DEPARTMENT OF EDUCATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	8	17,827
Department Assistant Secretary	5	9,860
Executive Director III	1	1,745
Director IV	34	59,330
Executive Director II	2	3,088
Director III	27	41,691
Schools Division Superintendent	212	289,804
Attorney V	2	2,418
Assistant Schools Division Superintendent	252	304,703
Vocational School Superintendent I	1	1,209
Chief Education Program Specialist	10	10,610
Chief Administrative Officer	44	46,684
Chief Education Supervisor	515	546,415
Chief Accountant	1	1,061
Teachers’ Camp Superintendent	1	1,061
Project Development Officer V	13	13,793
Planning Officer V	1	1,061
Internal Auditor V	2	2,122
Information Technology Officer III	3	3,183
Engineer V	1	1,061
Chief Health Program Officer	1	1,061
Vocational School Administrator II	4	3,764
Vocational School Administrator I	9	7,560

Total Key Positions	1,150	1,374,390

Other Positions

Administrative	39,085	10,071,596
Support to Technical	2,661	1,077,070
Technical	948,099	336,730,475

Total Other Positions	989,845	347,879,141

For the difference between the Authorized and Actual Salaries		5,186,307

Total Permanent Positions	990,995	354,439,838

Total Permanent Filled Positions	944,357	338,225,919

396	OFFICIAL GAZETTE	VOL. 118, NO. 1
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B. Early Childhood Care and Development Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman IV	1	3,279
Executive Director V	1	2,228
Deputy Executive Director IV	1	1,745

Total Key Positions	3	7,252

Total Permanent Positions	3	7,252

Total Permanent Filled Positions	1	2,228

C. National Book Development Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Director I	2	2,419
Project Development Officer V	4	4,244
Chief Administrative Officer	1	1,061
Board Secretary V	1	1,061
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	9

Total Key Positions	10	12,074

Other Positions

Administrative	31	9,871
Support to Technical	8	5,008
Technical	30	15,493

Total Other Positions	69	30,372

For the difference between the Authorized and Actual Salaries		180

Total Permanent Positions	79	42,626

Total Permanent Filled Positions	36	18,630

JANUARY 3, 2022	OFFICIAL GAZETTE	397
STAFFING SUMMARY

D. National Council for Children’s Television

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745

Total Key Positions	1	1,745

Other Positions

Administrative	7	2,969
Technical	11	5,818

Total Other Positions	18	8,787

For the difference between the Authorized and Actual Salaries		9

Total Permanent Positions	19	10,541

Total Permanent Filled Positions	13	6,653

E. National Museum of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Museum Director-General	1	2,228
National Museum Deputy Director-General	2	3,944
Chief Administrative Officer	10	10,610
Museum Curator II	8	8,488

Total Key Positions	21	25,270

Other Positions

Administrative	243	71,579
Support to Technical	19	6,223
Technical	285	114,231

Total Other Positions	547	192,033

For the difference between the Authorized and Actual Salaries		1,497

Total Permanent Positions	568	218,800

Total Permanent Filled Positions	367	137,407

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F. Philippine High School for the Arts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	3	4,350

Other Positions

Administrative	25	6,559
Support to Technical	3	1,070
Technical	34	17,429

Total Other Positions	62	25,058

For the difference between the Authorized and Actual Salaries		401

Total Permanent Positions	65	29,809

Total Permanent Filled Positions	54	23,999

JANUARY 3, 2022	OFFICIAL GAZETTE	399
STAFFING SUMMARY

VIII. STATE UNIVERSITIES AND COLLEGES

A. University of the Philippines System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

UP President	1	3,279
UP Executive Vice-President	1	2,228
UP Vice-President	4	7,888
University Secretary II	1	1,972
Chancellor II	6	11,832
Chancellor I	15	26,175
Director IV	2	3,490
Executive Director III	1	1,745
Director III	1	1,544
Director II	20	27,339
Director I	19	22,971
Attorney V	2	2,418
Medical Officer V	1	1,209
Chief Accountant	5	5,305
Social Welfare Officer V	1	1,061
Architect V	2	2,122
Records Officer V	1	1,061
Project Development Officer V	1	1,061
Pharmmacist VI	1	1,061
Nutritionist-Dietitian VI	1	1,061
Information Technology Officer III	2	2,122
Guidance Services Specialist V	1	1,061
Engineer V	3	3,183
College Librarian V	4	4,244
College Business Manager IV	4	4,244
Registrar V	4	4,244
Chief Scholarship Affairs Officer	1	1,061
Special Police Chief	2	2,122
Chief Administrative Officer	30	31,830

Total Key Positions	137	180,933

Other Positions
Administrative	4,475	1,184,343
Support to Technical	4,390	1,722,439
Technical	5,376	6,969,703

Total Other Positions	14,241	9,876,485

For the difference between the Authorized and Actual Salaries		654,381

Total Permanent Positions	14,378	10,711,799

Total Permanent Filled Positions	13,101	10,071,382

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B. NATIONAL CAPITAL REGION

B.1. Eulogio ‘Amang’ Rodriguez Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
SUC Vice-President II	1	1,367
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,234

Other Positions

Administrative	50	13,869
Support to Technical	16	6,500
Technical	337	150,208

Total Other Positions	403	170,577

For the difference between the Authorized and Actual Salaries		1,559

Total Permanent Positions	407	177,370

Total Permanent Filled Positions	320	132,155

B.2. Marikina Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544

Total Key Positions	1	1,544

Other Positions
Administrative	45	8,695
Support to Technical	21	7,887
Technical	195	81,737

Total Other Positions	261	98,319

For the difference between the Authorized and Actual Salaries		1,018

Total Permanent Positions	262	100,881

Total Permanent Filled Positions	215	78,541

JANUARY 3, 2022	OFFICIAL GAZETTE	401
STAFFING SUMMARY

B.3. Philippine Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President III	2	3,089
Chief Administrative Officer	2	2,122

Total Key Positions	5	7,183

Other Positions

Administrative	9	7,129
Support to Technical	1	840
Technical	600	377,009

Total Other Positions	610	384,978

For the difference between the Authorized and Actual Salaries		4,520

Total Permanent Positions	615	396,681

Total Permanent Filled Positions	527	305,287

B.4. Philippine State College of Aeronautics

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
SUC Vice-President I	1	1,209
Director I	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	4	5,023

Other Positions

Administrative	50	13,268
Support to Technical	13	5,709
Technical	181	87,056

Total Other Positions	244	106,033

For the difference between the Authorized and Actual Salaries		881

Total Permanent Positions	248	111,937

Total Permanent Filled Positions	217	92,551

402	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

B.5. Polytechnic University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President II	2	2,733
Attorney V	1	1,209
Medical Officer V	2	2,419
Registrar V	1	1,061
Chief Administrative Officer	5	5,305

Total Key Positions	12	14,955

Other Positions

Administrative	422	94,028
Support to Technical	96	41,885
Technical	1,537	891,435

Total Other Positions	2,055	1,027,348

For the difference between the Authorized and Actual Salaries		15,930

Total Permanent Positions	2,067	1,058,233

Total Permanent Filled Positions	1,678	869,868

B.6. Rizal Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President II	2	2,734
Chief Administrative Officer	1	1,061

Total Key Positions	4	5,767

Other Positions
Administrative	86	21,241
Support to Technical	15	6,921
Technical	525	272,511

Total Other Positions	626	300,673

For the difference between the Authorized and Actual Salaries		1,366

Total Permanent Positions	630	307,806

JANUARY 3, 2022	OFFICIAL GAZETTE	403
STAFFING SUMMARY

Total Permanent Filled Positions	458	207,580

B.7. Technological University of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	2	3,490
Director II	2	2,734
Chief Administrative Officer	5	5,305

Total Key Positions	10	13,757

Other Positions

Administrative	227	63,702
Support to Technical	65	26,922
Technical	790	444,862

Total Other Positions	1,082	535,486

For the difference between the Authorized and Actual Salaries		6,116

Total Permanent Positions	1,092	555,359

Total Permanent Filled Positions	878	404,240

C. REGION I - ILOCOS

C.1. Don Mariano Marcos Memorial State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President IV	1	2,228
SUC Vice-President IV	1	1,745
Director IV	1	1,745
Chief Administrative Officer	3	3,183

Total Key Positions	6	8,901

Other Positions

Administrative	329	83,095
Support to Technical	134	34,389
Technical	920	592,026

Total Other Positions	1,383	709,510

404	OFFICIAL GAZETTE	VOL. 118, NO. 1
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For the difference between the Authorized and Actual Salaries		7,851

Total Permanent Positions	1,389	726,262

Total Permanent Filled Positions	1,198	540,273

C.2. Ilocos Sur Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972

Total Key Positions	1	1,972

Other Positions

Administrative	116	28,026
Support to Technical	14	5,307
Technical	260	131,327

Total Other Positions	390	164,660

For the difference between the Authorized and Actual Salaries		703

Total Permanent Positions	391	167,335

Total Permanent Filled Positions	352	145,880

C.3. Mariano Marcos State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	2	3,490
Chief Administrative Officer	2	2,122

Total Key Positions	5	7,840

Other Positions

Administrative	265	66,370
Support to Technical	88	24,417
Technical	605	398,103

Total Other Positions	958	488,890

For the difference between the Authorized and Actual Salaries		2,395

JANUARY 3, 2022	OFFICIAL GAZETTE	405
STAFFING SUMMARY

Total Permanent Positions	963	499,125

Total Permanent Filled Positions	707	321,332

C.4. North Luzon Philippines State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Administrative	14	3,243
Support to Technical	4	1,433
Technical	82	36,946

Total Other Positions	100	41,622

For the difference between the Authorized and Actual Salaries		300

Total Permanent Positions	102	44,527

Total Permanent Filled Positions	98	41,866

C.5. Pangasinan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	1	1,745
Chief Administrative Officer	2	2,122

Total Key Positions	4	6,095

Other Positions

Administrative	209	50,055
Support to Technical	46	14,045
Technical	754	382,183

Total Other Positions	1,009	446,283

For the difference between the Authorized and Actual Salaries		3,763

Total Permanent Positions	1,013	456,141

Total Permanent Filled Positions	949	414,618

406	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

C.6. University of Northern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	2,228
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,350

Other Positions

Administrative	137	37,629
Support to Technical	8	4,449
Technical	498	280,318

Total Other Positions	643	322,396

For the difference between the Authorized and Actual Salaries		3,425

Total Permanent Positions	646	330,171

Total Permanent Filled Positions	595	300,989

D. CORDILLERA ADMINISTRATIVE REGION

D.1. Abra State Institute of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	57	14,637
Support to Technical	11	3,203
Technical	198	110,200

Total Other Positions	266	128,040

For the difference between the Authorized and Actual Salaries		786

Total Permanent Positions	268	131,632

Total Permanent Filled Positions	222	102,001

JANUARY 3, 2022	OFFICIAL GAZETTE	407
STAFFING SUMMARY

D.2. Apayao State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Position	2	2,806

Other Positions

Administrative	21	6,993
Support to Technical	3	1,385
Technical	95	53,825

Total Other Positions	119	62,203

For the difference between the Authorized and Actual Salaries		700

Total Permanent Positions	121	65,709

Total Permanent Filled Positions	102	53,071

D.3. Benguet State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	1	1,745
Chief Administrative Officer	2	2,122

Total Key Positions	4	6,095

Other Positions

Administrative	230	57,240
Support to Technical	65	18,215
Technical	470	323,809

Total Other Positions	765	399,264

For the difference between the Authorized and Actual Salaries		4,146

Total Permanent Positions	769	409,505

Total Permanent Filled Positions	647	307,498

408	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

D.4. Ifugao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	76	21,354
Support to Technical	25	8,003
Technical	285	150,039

Total Other Positions	386	179,396

For the difference between the Authorized and Actual Salaries		1,279

Total Permanent Positions	389	184,769

Total Permanent Filled Positions	348	165,363

D.5. Kalinga State University

(Kalinga-Apayao State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	46	12,894
Support to Technical	9	2,464
Technical	246	147,208

Total Other Positions	301	162,566

For the difference between the Authorized and Actual Salaries		1,341

Total Permanent Positions	304	168,001

Total Permanent Filled Positions	278	140,208

JANUARY 3, 2022	OFFICIAL GAZETTE	409
STAFFING SUMMARY

D.6. Mountain Province State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President III	1	1,544
Chief Adminisrative Officer	1	1,061

Total Key Positions	3	4,577

Other Positions

Administrative	59	15,486
Support to Technical	6	2,493
Technical	212	112,576

Total Other Positions	277	130,555

For the difference between the Authorized and Actual Salaries		1,093

Total Permanent Positions	280	136,225

Total Permanent Filled Positions	235	109,153

E. REGION II - CAGAYAN VALLEY

E.1. Batanes State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President I	1	1,544
Chief Adminisrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	3	1,313
Technical	52	20,702

Total Other Positions	55	22,015

For the difference between the Authorized and Actual Salaries		138

Total Permanent Positions	57	24,758

Total Permanent Filled Positions	50	20,435

410	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

E.2. Cagayan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	200	41,570
Support to Technical	95	27,405
Technical	822	452,409

Total Other Positions	1,117	521,384

For the difference between the Authorized and Actual Salaries		5,322

Total Permanent Positions	1,120	530,800

Total Permanent Filled Positions	998	452,418

E.3. Isabela State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	2	3,490
College Administrator II	1	1,367
Chief Administrative Officer	2	2,122

Total Key Positions	6	9,207

Other Positions

Administrative	285	68,461
Support to Technical	54	15,127
Technical	956	586,172

Total Other Positions	1,295	669,760

For the difference between the Authorized and Actual Salaries		12,088

Total Permanent Positions	1,301	691,055

Total Permanent Filled Positions	1,154	598,710

JANUARY 3, 2022	OFFICIAL GAZETTE	411
STAFFING SUMMARY

E.4. Nueva Vizcaya State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,350

Other Positions
Administrative	190	48,241
Technical	452	283,577

Total Other Positions	642	331,818

For the difference between the Authorized and Actual Salaries		3,411

Total Permanent Positions	645	339,579

Total Permanent Filled Positions	561	280,094

E.5. Quirino State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	2	2,122

Total Key Positions	3	3,867

Other Positions

Administrative	20	5,908
Support to Technical	8	1,761
Technical	248	107,752

Total Other Positions	276	115,421

For the difference between the Authorized and Actual Salaries		445

Total Permanent Positions	279	119,733

Total Permanent Filled Positions	262	110,298

F. REGION III - CENTRAL LUZON

F.1. Aurora State College of Technology

412	OFFICIAL GAZETTE	VOL. 118, NO. 1
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STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	42	11,966
Support to Technical	3	1,080
Technical	95	48,697

Total Other Positions	140	61,743

For the difference between the Authorized and Actual Salaries		1,230

Total Permanent Positions	142	65,779

Total Permanent Filled Positions	141	65,598

F.2. Bataan Peninsula State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	129	35,568
Support to Technical	11	5,141
Technical	422	219,528

Total Other Positions	562	260,237

For the difference between the Authorized and Actual Salaries		2,220

Total Permanent Positions	565	266,551

Total Permanent Filled Positions	512	242,792

F.3. Bulacan Agricultural State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)

JANUARY 3, 2022	OFFICIAL GAZETTE	413
STAFFING SUMMARY

	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972

Total Key Positions	1	1,972

Other Positions
Administrative	39	11,289

Support to Technical	1	542
Technical	157	78,174

Total Other Positions	197	90,005

For the difference between the Authorized and Actual Salaries		457

Total Permanent Positions	198	92,434

Total Permanent Filled Positions	186	83,235

F.4. Bulacan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	90	26,966
Support to Technical	1	840
Technical	758	449,376

Total Other Positions	849	477,182

For the difference between the Authorized and Actual Salaries		4,080

Total Permanent Positions	852	485,356

Total Permanent Filled Positions	756	430,733

F.5. Central Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

414	OFFICIAL GAZETTE	VOL. 118, NO. 1
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SUC President IV	1	2,228
SUC Vice-President IV	1	1,745
Chief Administrative Officer	2	2,122

Total Key Positions	4	6,095

Other Positions
Administrative	404	97,929
Support to Technical	21	8,679
Technical	594	375,556

Total Other Positions	1,019	482,164

For the difference between the Authorized and Actual Salaries		4,814

Total Permanent Positions	1,023	493,073

Total Permanent Filled Positions	966	437,157

F.6. Don Honorio Ventura State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice - President III	1	1,544
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,638

Other Positions
Administrative	47	17,353
Support to Technical	1	840
Technical	381	177,354

Total Other Positions	429	195,547

For the difference between the Authorized and Actual Salaries		1,829

Total Permanent Positions	433	203,014

Total Permanent Filled Positions	416	191,796

F.7. Nueva Ecija University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	415
STAFFING SUMMARY

SUC President III	1	1,972
SUC Vice-President III	1	1,544
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,638

Other Positions

Administrative	156	41,541
Support to Technical	4	2,291
Technical	575	301,765

Total Other Positions	735	345,597

For the difference between the Authorized and Actual Salaries		2,041

Total Permanent Positions	739	353,276

Total Permanent Filled Positions	639	303,777

F.8. Pampanga State Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	1	1,745
Chief Administrative Officer	2	2,122

Total Key Positions	4	6,095

Other Positions

Administrative	94	24,775
Support to Technical	3	1,265
Technical	262	146,360

Total Other Positions	359	172,400

For the difference between the Authorized and Actual Salaries		3,224

Total Permanent Positions	363	181,719

Total Permanent Filled Positions	339	167,804

F.9. Philippine Merchant Marine Academy

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

416	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

SUC President I	1	1,544
SUC Vice-President I	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	3	3,814

Other Positions

Administrative	106	21,132
Support to Technical	25	8,609
Technical	87	47,296

Total Other Positions	218	77,037

For the difference between the Authorized and Actual Salaries		861

Total Permanent Positions	221	81,712

Total Permanent Filled Positions	189	64,965

F.10. President Ramon Magsaysay University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

SUC President III	1	1,972
SUC Vice-President III	1	1,544
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,638

Other Positions

Administrative	57	18,720
Support to Technical	12	5,678
Technical	395	173,928

Total Other Positions	464	198,326

For the difference between the Authorized and Actual Salaries		1,698

Total Permanent Positions	468	205,662

Total Permanent Filled Positions	447	189,380

F.11. Tarlac Agricultural University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Chief Administrative Officer	2	2,122

JANUARY 3, 2022	OFFICIAL GAZETTE	417
STAFFING SUMMARY

Total Key Positions	3	4,350

Other Positions

Administrative	122	31,119
Support to Technical	5	1,483
Technical	274	137,207

Total Other Positions	401	169,809

For the difference between the Authorized and Actual Salaries		1,588

Total Permanent Positions	404	175,747

Total Permanent Filled Positions	339	144,962

F.12. Tarlac State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	74	23,885
Support to Technical	2	752
Technical	393	216,454

Total Other Positions	469	241,091

For the difference between the Authorized and Actual Salaries		2,317

Total Permanent Positions	472	247,502

Total Permanent Filled Positions	432	220,181

G. REGION IV - SOUTHERN TAGALOG AND PALAWAN

REGION IV - A (CALABARZON)

G.1. Batangas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
College Administrator II	1	1,367

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Chief Administrative Officer	2	2,122
Vocational School Administrator I	1	840

Total Key Positions	5	6,557

Other Positions

Administrative	90	21,055
Support to Technical	4	1,210
Technical	685	332,107

Total Other Positions	779	354,372

For the difference between the Authorized and Actual Salaries		2,930

Total Permanent Positions	784	363,859

Total Permanent Filled Positions	701	309,744

G.2. Cavite State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President III	1	1,544
College Administrator II	1	1,367
College Administrator I	1	1,209
Chief Administrative Officer	2	2,122

Total Key Positions	6	8,470

Other Positions

Administrative	131	30,361
Support to Technical	23	6,792
Technical	710	352,470

Total Other Positions	864	389,623

For the difference between the Authorized and Actual Salaries		2,529

Total Permanent Positions	870	400,622

Total Permanent Filled Positions	722	298,674

G.3. Laguna State Polytechnic University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	419
STAFFING SUMMARY

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	87	21,860
Support to Technical	7	1,907
Technical	565	273,605

Total Other Positions	659	297,372

For the difference between the Authorized and Actual Salaries		1,485

Total Permanent Positions	661	301,890

Total Permanent Filled Positions	576	251,342

G.4. Southern Luzon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
College Administrator I	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	3	4,242

Other Positions

Administrative	65	16,213
Support to Technical	13	2,593
Technical	386	198,783

Total Other Positions	464	217,589

For the difference between the Authorized and Actual Salaries		1,659

Total Permanent Positions	467	223,490

Total Permanent Filled Positions	362	162,782

G.5. University of Rizal System

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972

420	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Chief Administrative Officer	3	3,183

Total Key Positions	4	5,155

Other Positions

Administrative	90	24,382
Support to Technical	23	3,753
Technical	626	370,422

Total Other Positions	739	398,557

For the difference between the Authorized and Actual Salaries		3,360

Total Permanent Positions	743	407,072

Total Permanent Filled Positions	629	320,612

REGION IV - B (MIMAROPA)

H.1. Marinduque State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	40	9,913
Support to Technical	11	3,518
Technical	233	109,309

Total Other Positions	284	122,740

For the difference between the Authorized and Actual Salaries		910

Total Permanent Positions	286	126,683

Total Permanent Filled Positions	258	111,051

H.2. Mindoro State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

JANUARY 3, 2022	OFFICIAL GAZETTE	421
STAFFING SUMMARY

Total Key Positions	2	3,033

Other Positions

Administrative	52	13,335
Support to Technical	21	6,145
Technical	249	115,259

Total Other Positions	322	134,739

For the difference between the Authorized and Actual Salaries		1,014

Total Permanent Positions	324	138,786

Total Permanent Filled Positions	285	117,986

H.3. Occidental Mindoro State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	80	18,789
Support to Technical	26	8,153
Technical	299	137,345

Total Other Positions	405	164,287

For the difference between the Authorized and Actual Salaries		1,037

Total Permanent Positions	407	168,357

Total Permanent Filled Positions	381	154,420

H.4. Palawan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

422	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Administrative	102	24,309
Support to Technical	5	1,856
Technical	584	275,095

Total Other Positions	691	301,260

For the difference between the Authorized and Actual Salaries		2,207

Total Permanent Positions	693	306,500

Total Permanent Filled Positions	581	246,969

H.5. Romblon State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061
Vocational School Administrator I	1	840

Total Key Positions	3	3,646

Other Positions

Administrative	82	18,222
Support to Technical	24	8,316
Technical	329	156,754

Total Other Positions	435	183,292

For the difference between the Authorized and Actual Salaries		1,437

Total Permanent Positions	438	188,375

Total Permanent Filled Positions	393	166,431

H.6. Western Philippines University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	78	18,340

JANUARY 3, 2022	OFFICIAL GAZETTE	423
STAFFING SUMMARY

Support to Technical	24	6,180
Technical	305	156,669

Total Other Positions	407	181,189

For the difference between the Authorized and Actual Salaries		1,704

Total Permanent Positions	409	185,926

Total Permanent Filled Positions	368	163,629

I. REGION V – BICOL

I.1. Bicol State College of Applied Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745

Total Key Positions	1	1,745

Other Positions

Administrative	45	11,525
Support to Technical	7	3,569
Technical	132	69,722

Total Other Positions	184	84,816

For the difference between the Authorized and Actual Salaries		402

Total Permanent Positions	185	86,963

Total Permanent Filled Positions	172	76,782

I.2. Bicol University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,350

Other Positions

Administrative	289	74,058
Support to Technical	63	20,545

424	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Technical	791	514,788

Total Other Positions	1,143	609,391

For the difference between the Authorized and Actual Salaries		6,841

Total Permanent Positions	1,146	620,582

Total Permanent Filled Positions	945	486,129

I.3. Camarines Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	80	20,963
Support to Technical	21	7,939
Technical	327	148,971

Total Other Positions	428	177,873

For the difference between the Authorized and Actual Salaries		1,387

Total Permanent Positions	430	182,293

Total Permanent Filled Positions	371	148,530

I.4. Camarines Sur Polytechnic Colleges

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	34	9,957
Support to Technical	4	1,888
Technical	149	75,067

JANUARY 3, 2022	OFFICIAL GAZETTE	425
STAFFING SUMMARY

Total Other Positions	187	86,912

For the difference between the Authorized and Actual Salaries		624

Total Permanent Positions	189	90,569

Total Permanent Filled Positions	186	89,258

I.5. Catanduanes State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	198	47,768
Support to Technical	31	11,478
Technical	341	191,692

Total Other Positions	570	250,938

For the difference between the Authorized and Actual Salaries		1,779

Total Permanent Positions	572	255,750

Total Permanent Filled Positions	408	167,889

I.6. Central Bicol State University of Agriculture

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,289

Other Positions

Administrative	117	27,240
Support to Technical	30	10,385
Technical	413	247,296

Total Other Positions	560	284,921

426	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

For the difference between the Authorized and Actual Salaries		2,226

Total Permanent Positions	562	290,436

Total Permanent Filled Positions	435	216,292

I.7. Dr. Emilio B. Espinosa, Sr. Memorial State College of Agriculture and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	43	11,182
Support to Technical	9	3,297
Technical	125	68,638

Total Other Positions	177	83,117

For the difference between the Authorized and Actual Salaries		747

Total Permanent Positions	179	86,897

Total Permanent Filled Positions	163	80,059

I.8. Partido State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	65	19,392
Support to Technical	20	7,396
Technical	310	165,747

Total Other Positions	395	192,535

For the difference between the Authorized and Actual Salaries		1,215

JANUARY 3, 2022	OFFICIAL GAZETTE	427
STAFFING SUMMARY

Total Permanent Positions	398	197,844

Total Permanent Filled Positions	344	165,256

I.9. Sorsogon State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President II	1	1,367
Chief Administrative Officer	1	1,061

Total Key Positions	3	4,400

Other Positions

Administrative	96	25,753
Support to Technical	17	6,960
Technical	301	153,839

Total Other Positions	414	186,552

For the difference between the Authorized and Actual Salaries		912

Total Permanent Positions	417	191,864

Total Permanent Filled Positions	366	164,523

J. REGION VI - WESTERN VISAYAS

J.1. Aklan State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	104	23,623
Support to Technical	45	14,380
Technical	392	240,676

Total Other Positions	541	278,679

428	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

For the difference between the Authorized and Actual Salaries		2,065

Total Permanent Positions	544	284,838

Total Permanent Filled Positions	392	208,055

J.2. Capiz State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Internal Auditor V	1	1,061
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,155

Other Positions

Administrative	157	42,369
Support to Technical	54	20,596
Technical	580	391,661

Total Other Positions	791	454,626

For the difference between the Authorized and Actual Salaries		4,433

Total Permanent Positions	795	464,214

Total Permanent Filled Positions	693	378,308

J.3. Carlos C. Hilado Memorial State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	74	18,682
Support to Technical	17	5,791
Technical	399	186,905

Total Other Positions	490	211,378

JANUARY 3, 2022	OFFICIAL GAZETTE	429
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		1,441

Total Permanent Positions	493	216,913

Total Permanent Filled Positions	465	205,029

J.4. Central Philippines State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	23	7,608
Support to Technical	10	2,945
Technical	247	101,490

Total Other Positions	280	112,043

For the difference between the Authorized and Actual Salaries		1,243

Total Permanent Positions	282	116,092

Total Permanent Filled Positions	271	109,823

J.5. Guimaras State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	15	5,520
Support to Technical	4	1,863
Technical	122	55,529

Total Other Positions	141	62,912

For the difference between the Authorized and Actual Salaries		455

430	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Permanent Positions	143	66,400

Total Permanent Filled Positions	137	62,618

J.6. Iloilo Science and Technology University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	116	30,300
Support to Technical	33	12,593
Technical	532	291,802

Total Other Positions	681	334,695

For the difference between the Authorized and Actual Salaries		3,163

Total Permanent Positions	684	341,952

Total Permanent Filled Positions	635	319,423

J.7. Iloilo State University of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	873
Chief Administrative Officer	1	1,061

Total Key Positions	2	1,934

Other Positions

Administrative	111	26,437
Support to Technical	42	14,407
Technical	260	161,235

Total Other Positions	413	202,079

For the difference between the Authorized and Actual Salaries		1,996

Total Permanent Positions	415	206,009

Total Permanent Filled Positions	341	161,860

JANUARY 3, 2022	OFFICIAL GAZETTE	431
STAFFING SUMMARY

J.8. Northern Iloilo State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
College Administrator I	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	3	4,015

Other Positions

Administrative	119	28,710
Support to Technical	39	13,172
Technical	405	218,089

Total Other Positions	563	259,971

For the difference between the Authorized and Actual Salaries		2,533

Total Permanent Positions	566	266,519

Total Permanent Filled Positions	479	222,727

J.9. Northern Negros State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	14	4,365
Support to Technical	7	2,725
Technical	147	68,081

Total Other Positions	168	75,171

For the difference between the Authorized and Actual Salaries		1,141

Total Permanent Positions	170	79,118

Total Permanent Filled Positions	163	74,440

432	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

J.10. University of Antique

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	81	19,773
Support to Technical	26	8,656
Technical	354	159,503

Total Other Positions	461	187,932

For the difference between the Authorized and Actual Salaries		1,955

Total Permanent Positions	464	193,981

Total Permanent Filled Positions	434	177,567

J.11. West Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Medical Center Chief II	1	1,544
Chief of Medical Professional Staff II	1	1,367
Chief Administrative Officer	4	4,244

Total Key Positions	7	9,383

Other Positions

Administrative	422	113,882
Support to Technical	80	28,744
Technical	1,357	785,137

Total Other Positions	1,859	927,763

For the difference between the Authorized and Actual Salaries		7,907

Total Permanent Positions	1,866	945,053

Total Permanent Filled Positions	1,582	783,336

JANUARY 3, 2022	OFFICIAL GAZETTE	433
STAFFING SUMMARY

K. REGION VII - CENTRAL VISAYAS

K.1. Bohol Island State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President II	1	1,367
Chief Administrative Officer	1	1,061
Vocational School Administrator II	1	941

Total Key Positions	4	5,341

Other Positions

Administrative	114	28,616
Support to Technical	1	498
Technical	515	237,546

Total Other Positions	630	266,660

For the difference between the Authorized and Actual Salaries		1,033

Total Permanent Positions	634	273,034

Total Permanent Filled Positions	538	219,788

K.2. Cebu Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President III	1	1,544
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,638

Other Positions

Administrative	54	15,523
Technical	268	168,905

Total Other Positions	322	184,428

For the difference between the Authorized and Actual Salaries		2,602

Total Permanent Positions	326	192,668

434	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Permanent Filled Positions	291	168,312

K.3. Cebu Technological University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	1	1,745
Vocational School Superintendent II	1	1,367
Chief Administrative Officer	2	2,122

Total Key Positions	5	7,462

Other Positions

Administrative	241	63,120
Technical	967	516,762

Total Other Positions	1,208	579,882

For the difference between the Authorized and Actual Salaries		3,784

Total Permanent Positions	1,213	591,128

Total Permanent Filled Positions	1,018	505,240

K.4. Negros Oriental State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	69	17,776
Technical	466	250,676

Total Other Positions	535	268,452

For the difference between the Authorized and Actual Salaries		1,265

Total Permanent Positions	538	273,811

JANUARY 3, 2022	OFFICIAL GAZETTE	435
STAFFING SUMMARY

Total Permanent Filled Positions	396	186,958

K.5. Siquijor State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	25	8,447
Technical	77	47,880

Total Other Positions	102	56,327

For the difference between the Authorized and Actual Salaries		691

Total Permanent Positions	104	59,824

Total Permanent Filled Positions	97	54,412

L. REGION VIII - EASTERN VISAYAS

L.1 Biliran Province State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	67	17,690
Support to Technical	9	1,478
Technical	276	124,649

Total Other Positions	352	143,817

For the difference between the Authorized and Actual Salaries		1,290

Total Permanent Positions	355	149,201

436	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Permanent Filled Positions	306	127,773

L.2. Eastern Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	190	43,046
Support to Technical	25	4,266
Technical	497	228,727

Total Other Positions	712	276,039

For the difference between the Authorized and Actual Salaries		2,630

Total Permanent Positions	715	282,763

Total Permanent Filled Positions	705	272,700

L.3. Eastern Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
College Administrator II	1	1,367
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,461

Other Positions

Administrative	136	32,739
Support to Technical	9	1,538
Technical	541	284,713

Total Other Positions	686	318,990

For the difference between the Authorized and Actual Salaries		1,925

Total Permanent Positions	690	326,376

JANUARY 3, 2022	OFFICIAL GAZETTE	437
STAFFING SUMMARY

Total Permanent Filled Positions	578	261,667

L.4. Leyte Normal University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	74	19,850
Support to Technical	3	540
Technical	239	124,486

Total Other Positions	316	144,876

For the difference between the Authorized and Actual Salaries		718

Total Permanent Positions	319	149,688

Total Permanent Filled Positions	285	132,423

L.5. Northwest Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	68	16,443
Support to Technical	2	485
Technical	243	106,632

Total Other Positions	313	123,560

For the difference between the Authorized and Actual Salaries		1,298

Total Permanent Positions	316	128,952

438	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

Total Permanent Filled Positions	260	106,187

L.6. Palompon Polytechnic State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	65	17,253
Support to Technical	6	1,026
Technical	219	105,208

Total Other Positions	290	123,487

For the difference between the Authorized and Actual Salaries		756

Total Permanent Positions	293	128,337

Total Permanent Filled Positions	240	99,081

L.7. Samar State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	104	27,149
Support to Technical	6	1,049
Technical	306	138,870

Total Other Positions	416	167,068

For the difference between the Authorized and Actual Salaries		1,957

Total Permanent Positions	419	173,119

Total Permanent Filled Positions	383	149,356

JANUARY 3, 2022	OFFICIAL GAZETTE	439
STAFFING SUMMARY

L.8. Southern Leyte State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
College Administrator II	2	2,734
Chief Administrative Officer	1	1,061

Total Key Positions	4	5,767

Other Positions

Administrative	156	42,001
Support to Technical	9	2,239
Technical	375	188,423

Total Other Positions	540	232,663

For the difference between the Authorized and Actual Salaries		1,982

Total Permanent Positions	544	240,412

Total Permanent Filled Positions	480	210,473

L.9. University of Eastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	166	47,241
Support to Technical	32	6,361
Technical	502	302,105

Total Other Positions	700	355,707

For the difference between the Authorized and Actual Salaries		6,165

Total Permanent Positions	703	365,966

Total Permanent Filled Positions	590	287,904

440	OFFICIAL GAZETTE	VOL. 118, NO. 1
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L.10. Visayas State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,350

Other Positions

Administrative	328	81,379
Support to Technical	25	5,352
Technical	664	363,398

Total Other Positions	1,017	450,129

For the difference between the Authorized and Actual Salaries		6,268

Total Permanent Positions	1,020	460,747

Total Permanent Filled Positions	925	401,133

M. REGION IX - ZAMBOANGA PENINSULA

M.1. Basilan State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	33	9,195
Support to Technical	3	882
Technical	111	47,020

Total Other Positions	147	57,097

For the difference between the Authorized and Actual Salaries		586

Total Permanent Positions	149	60,288

JANUARY 3, 2022	OFFICIAL GAZETTE	441
STAFFING SUMMARY

Total Permanent Filled Positions	125	51,502

M.2. J. H. Cerilles State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
College Administrator I	1	1,209

Total Key Positions	2	2,954

Other Positions

Administrative	56	14,944
Support to Technical	12	2,827
Technical	230	103,987

Total Other Positions	298	121,758

For the difference between the Authorized and Actual Salaries		572

Total Permanent Positions	300	125,284

Total Permanent Filled Positions	259	108,028

M.3. Jose Rizal Memorial State University (Jose Rizal Memorial State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President III	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	3	4,577

Other Positions

Administrative	103	23,781
Support to Technical	19	4,579
Technical	437	244,446

Total Other Positions	559	272,806

For the difference between the Authorized and Actual Salaries		2,050

Total Permanent Positions	562	279,433

442	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Permanent Filled Positions	514	258,044

M.4. Western Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
SUC Vice-President III	2	3,089
Chief Administrative Officer	2	2,122

Total Key Positions	5	7,183

Other Positions

Administrative	125	29,794
Support to Technical	9	2,261
Technical	825	450,895

Total Other Positions	959	482,950

For the difference between the Authorized and Actual Salaries		3,686

Total Permanent Positions	964	493,819

Total Permanent Filled Positions	805	390,810

M.5. Zamboanga City State Polytechnic College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745

Total Key Positions	1	1,745

Other Positions

Administrative	50	14,953
Technical	178	96,676

Total Other Positions	228	111,629

For the difference between the Authorized and Actual Salaries		867

Total Permanent Positions	229	114,241

Total Permanent Filled Positions	214	105,196

JANUARY 3, 2022	OFFICIAL GAZETTE	443
STAFFING SUMMARY

M.6. Zamboanga State College of Marine Sciences and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	89	21,485
Support to Technical	11	3,032
Technical	174	87,120

Total Other Positions	274	111,637

For the difference between the Authorized and Actual Salaries		549

Total Permanent Positions	276	115,219

Total Permanent Filled Positions	240	95,626

N. REGION X - NORTHERN MINDANAO

N.1. Bukidnon State University

(Bukidnon State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,094

Other Positions

Administrative	40	11,849
Support to Technical	1	840
Technical	543	244,769

Total Other Positions	584	257,458

For the difference between the Authorized and Actual Salaries		1,615

Total Permanent Positions	587	263,167

444	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Permanent Filled Positions	475	212,047

N.2. Camiguin Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	24	6,515
Technical	100	44,623

Total Other Positions	124	51,138

For the difference between the Authorized and Actual Salaries		300

Total Permanent Positions	126	54,244

Total Permanent Filled Positions	112	48,720

N.3. Central Mindanao University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President III
Chief Administrative Officer	2	2,122

Total Key Positions	3	4,350

Other Positions

Administrative	392	80,973
Support to Technical	70	21,537
Technical	457	289,803

Total Other Positions	919	392,313

For the difference between the Authorized and Actual Salaries		2,965

Total Permanent Positions	922	399,628

Total Permanent Filled Positions	844	351,379

JANUARY 3, 2022	OFFICIAL GAZETTE	445
STAFFING SUMMARY

N.4. MSU-Iligan Institute of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Chancellor II	1	1,972
Chancellor I	3	5,235
Director II	2	2,734
Medical Officer V	1	1,209
Director I	3	3,627
Chief Administrative Officer	6	6,366
Chief Accountant	1	1,061
Security Officer V	1	1,061

Total Key Positions	18	23,265

Other Positions

Administrative	295	75,288
Support to Technical	118	43,224
Technical	587	549,297

Total Other Positions	1,000	667,809

For the difference between the Authorized and Actual Salaries		11,801

Total Permanent Positions	1,018	702,875

Total Permanent Filled Positions	777	565,036

N.5. Northern Bukidnon State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions
Technical	65	25,612

Total Other Positions	65	25,612

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	65	25,612

Total Permanent Filled Positions		24,812

N.6. Northwestern Mindanao State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

446	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Permanent Positions

Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	13	4,231
Technical	112	45,649

Total Other Positions	125	49,880

For the difference between the Authorized and Actual Salaries		199

Total Permanent Positions	127	52,684

Total Permanent Filled Positions	113	46,050

N.7. University of Science and Technology of Southern Philippines - Cagayan de Oro Campus

(Mindanao University of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President II	1	1,367
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,717

Other Positions

Administrative	57	14,586
Support to Technical	3	1,384
Technical	404	211,120

Total Other Positions	464	227,090

For the difference between the Authorized and Actual Salaries		1,543

Total Permanent Positions	468	234,350

Total Permanent Filled Positions	439	208,463

N.7 . University of Science and Technology of Southern Philippines - Claveria Campus

(Misamis Oriental State College of Agriculture and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

JANUARY 3, 2022	OFFICIAL GAZETTE	447
STAFFING SUMMARY

Permanent Positions

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	23	6,915
Support to Technical	3	1,062
Technical	64	44,179

Total Other Positions	90	52,156

For the difference between the Authorized and Actual Salaries		589

Total Permanent Positions	92	55,551

Total Permanent Filled Positions	68	44,767

O. REGION XI - DAVAO REGION

O.1. Compostela Valley State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544

Total Key Positions	1	1,544

Other Positions

Administrative	35	11,352
Support to Technical	6	2,306
Technical	77	26,752

Total Other Positions	118	40,410

For the difference between the Authorized and Actual Salaries		189

Total Permanent Positions	119	42,143

Total Permanent Filled Positions	75	26,950

O.2. Davao del Norte State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

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Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	35	7,856
Support to Technical	12	2,924
Technical	97	48,939

Total Other Positions	144	59,719

For the difference between the Authorized and Actual Salaries		634

Total Permanent Positions	146	63,386

Total Permanent Filled Positions	141	59,480

O.3. Davao del Sur State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
SUC Vice-President I	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	3	3,814

Other Positions

Technical	145	57,488

Total Other Positions	145	57,488

For the difference between the Authorized and Actual Salaries		358

Total Permanent Positions	148	61,660

Total Permanent Filled Positions	69	32,467

O.4. Davao Oriental State College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	449
STAFFING SUMMARY

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	38	10,746
Support to Technical	5	1,815
Technical	168	86,103

Total Other Positions	211	98,664

For the difference between the Authorized and Actual Salaries		949

Total Permanent Positions	213	102,646

Total Permanent Filled Positions	197	94,193

O.5. Southern Philippines Agri-Business and Marine and Aquatic School of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	26	6,866
Support to Technical	4	1,554
Technical	96	45,408

Total Other Positions	126	53,828

For the difference between the Authorized and Actual Salaries		255

Total Permanent Positions	128	56,688

Total Permanent Filled Positions	99	39,518

O.6. University of Southeastern Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745

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SUC Vice-President II	1	1,367
Chief Administrative Officer	2	2,122

Total Key Positions	4	5,234

Other Positions

Administrative	123	29,085
Support to Technical	12	4,853
Technical	456	285,113

Total Other Positions	591	319,051

For the difference between the Authorized and Actual Salaries		2,465

Total Permanent Positions	595	326,750

Total Permanent Filled Positions	495	250,465

P. REGION XII - SOCCSKSARGEN

P.1. Cotabato Foundation College of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President II	1	1,745
SUC Vice-President I	1	1,209
Chief Administrative Officer	1	1,061

Total Key Positions	3	4,015

Other Positions

Administrative	92	22,177
Support to Technical	17	3,900
Technical	151	76,277

Total Other Positions	260	102,354

For the difference between the Authorized and Actual Salaries		2,663

Total Permanent Positions	263	109,032

Total Permanent Filled Positions	234	94,061

P.2. Sultan Kudarat State University

(Sultan Kudarat Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	451
STAFFING SUMMARY

Key Positions

SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	36	9,750
Support to Technical	11	3,303
Technical	380	199,773

Total Other Positions	427	212,826

For the difference between the Authorized and Actual Salaries		2,533

Total Permanent Positions	429	218,165

Total Permanent Filled Positions	383	186,319

P.3. University of Southern Mindanao

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President III	1	1,544
Medical Officer V	1	1,209
Chief Administrative Officer	2	2,122

Total Key Positions	5	7,103

Other Positions

Administrative	152	36,675
Support to Technical	40	14,654
Technical	553	350,877

Total Other Positions	745	402,206

For the difference between the Authorized and Actual Salaries		3,010

Total Permanent Positions	750	412,319

Total Permanent Filled Positions	655	336,844

Q. REGION XIII - CARAGA ADMINISTRATIVE REGION

Q.1. Agusan del Sur State College of Agriculture And Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount

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Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	29	8,732
Support to Technical	1	358
Technical	106	46,123

Total Other Positions	136	55,213

For the difference between the Authorized and Actual Salaries		351

Total Permanent Positions	138	58,597

Total Permanent Filled Positions	124	50,662

Q.2. Caraga State University

(Northern Mindanao State Institute of Science and Technology)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,289

Other Positions

Administrative	54	14,627
Technical	258	147,841

Total Other Positions	312	162,468

For the difference between the Authorized and Actual Salaries		836

Total Permanent Positions	314	166,593

Total Permanent Filled Positions	308	164,163

Q.3. Surigao del Sur State University

(Surigao del Sur Polytechnic State College)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	453
STAFFING SUMMARY

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	98	25,207
Support to Technical	14	2,423
Technical	386	204,284

Total Other Positions	498	231,914

For the difference between the Authorized and Actual Salaries		787

Total Permanent Positions	500	235,734

Total Permanent Filled Positions	435	207,634

Q.4. Surigao State College of Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President III	1	1,972
Chief Administrative Officer	1	1,061

Total Key Positions	2	3,033

Other Positions

Administrative	50	14,548
Support to Technical	2	702
Technical	320	165,737

Total Other Positions	372	180,987

For the difference between the Authorized and Actual Salaries		1,111

Total Permanent Positions	374	185,131

Total Permanent Filled Positions	286	140,750

R. BANGSAMORO AUTONOMOUS REGION IN MUSLIM MINDANAO (BARMM)

R.1. Adiong Memorial Polytechnic State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

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Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	16	5,550
Technical	35	15,034

Total Other Positions	51	20,584

For the difference between the Authorized and Actual Salaries		179

Total Permanent Positions	53	23,368

Total Permanent Filled Positions	52	22,459

R.2. Cotabato State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
SUC President II	1	1,745
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	34	7,921
Support to Technical	1	421
Technical	204	99,724

Total Other Positions	239	108,066

For the difference between the Authorized and Actual Salaries		1,468

Total Permanent Positions	241	112,340

Total Permanent Filled Positions	229	96,403

R.3. Mindanao State University

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	455
STAFFING SUMMARY

SUC President IV	1	2,228
Chancellor II	4	7,888
SUC Executive Vice-President	1	1,972
University Secretary I	1	1,745
SUC Vice-President IV	3	5,235
Chancellor I	5	8,725
SUC Vice-President III	2	3,088
Vocational School Superintendent II	3	4,101
Director II	12	16,400
Medical Officer V	1	1,209
Director I	8	9,674
Assistant Superintendent of Printing	1	1,209
College Business Manager IV	1	1,061
Chief Administrative Officer	11	11,671
Chief Accountant	1	1,061
Security Officer V	1	1,061
Engineer V	1	1,061

Total Key Positions	57	79,389

Other Positions

Administrative	1,671	379,772
Support to Technical	418	143,396
Technical	2,118	1,588,447

Total Other Positions	4,207	2,111,615

For the difference between the Authorized and Actual Salaries		49,055

Total Permanent Positions	4,264	2,240,059

Total Permanent Filled Positions	4,241	2,221,200

R.4. MSU-Tawi-Tawi College of Technology and Oceanography

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chancellor II	1	1,972
Chancellor I	2	3,490
Director II	3	4,101
Planning Officer V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	8	11,685

Other Positions

Administrative	361	80,409
Support to Technical	123	36,681
Technical	389	245,549

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Total Other Positions	873	362,639

For the difference between the Authorized and Actual Salaries		9,722

Permanent Filled Positions	881	384,046

Total Permanent Filled Positions	881	384,047

R.5. Sulu State College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	32	8,219
Support to Technical	1	542
Technical	161	77,162

Total Other Positions	194	85,923

For the difference between the Authorized and Actual Salaries		654

Total Permanent Positions	196	89,182

Total Permanent Filled Positions	186	78,926

R.6. Tawi-Tawi Regional Agricultural College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President I	1	1,544
Chief Administrative Officer	1	1,061

Total Key Positions	2	2,605

Other Positions

Administrative	19	6,000
Support to Technical	4	1,090
Technical	154	69,166

Total Other Positions	177	76,256

JANUARY 3, 2022	OFFICIAL GAZETTE	457
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		262

Total Permanent Positions	179	79,123

Total Permanent Filled Positions	154	62,500

458	OFFICIAL GAZETTE	VOL. 118, NO. 1
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IX. DEPARTMENT OF ENERGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	7	15,597
Department Assistant Secretary	6	11,832
Director IV	6	10,470
Director III	15	23,160
Head Executive Assistant	1	1,544
Attorney V	5	6,045
Internal Auditor V	1	1,061
Information Technology Officer III	2	2,122
Chief Technical Audit Specialist	3	3,183
Chief Science Research Specialist	31	32,891
Chief Investments Specialist	1	1,061
Chief Administrative Officer	6	6,366
Chief Accountant	1	1,061

Total Key Positions	86	119,672

Other Positions

Administrative	282	96,254
Support to Technical	84	42,832
Technical	600	315,417

Total Other Positions	966	454,503

For the difference between the Authorized and Actual Salaries		9,855

Total Permanent Positions	1,052	584,030

Total Permanent Filled Positions	886	496,290

JANUARY 3, 2022	OFFICIAL GAZETTE	459
STAFFING SUMMARY

X. DEPARTMENT OF ENVIRONMENT AND NATURAL RESOURCES

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	9	20,055
Department Assistant Secretary	7	13,804
Director IV	30	52,352
Director III	42	64,861
Head Executive Assistant	1	1,544
Provincial Environment and Natural Resources Officer	74	101,158
Attorney V	22	26,598
Chief Science Research Specialist	7	7,427
Records Officer V	1	1,061
Project Evaluation Officer V	4	4,244
Chief Forest Management Specialist	5	5,305
Chief Environmental Management Specialist	1	1,061
Community Development Officer V	1	1,061
Chief Ecosystems Management Specialist	5	5,305
Internal Auditor V	2	2,122
Chief Administrative Officer	75	79,575
Information Technology Officer III	2	2,122
Engineer V	17	18,037
Land Management Officer V	2	2,122
Park Operations Superintendent V	4	4,244
Planning Officer V	18	19,098
Chief Accountant	1	1,061
Development Management Officer V	78	82,758
Statistician V	1	1,061
Community Environment and Natural Resources Officer	140	148,540

Total Key Positions	550	669,855

Other Positions

Administrative	3,824	1,055,720
Support to Technical	1,830	654,432
Technical	11,635	3,671,271

Total Other Positions	17,289	5,381,423

For the difference between the Authorized and Actual Salaries		80,987

Total Permanent Positions	17,839	6,132,265

Total Permanent Filled Positions	15,660	5,339,243

460	OFFICIAL GAZETTE	VOL. 118, NO. 1
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B. Environmental Management Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	5	7,721
Director II	16	21,872
Attorney V	1	1,209
Chief Environmental Management Specialist	34	36,074
Chief Science Research Specialist	1	1,061
Chief Administrative Officer	17	18,037
Planning Officer V	1	1,061

Total Key Positions	76	88,780

Other Positions

Administrative	348	114,690
Support to Technical	108	40,561
Technical	1,240	615,611

Total Other Positions	1,696	770,862

For the difference between the Authorized and Actual Salaries		6,846

Total Permanent Positions	1,772	866,488

Total Permanent Filled Positions	1,450	733,493

C. Mines and Geosciences Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Director II	15	20,505
Chief Science Research Specialist	16	16,976
Chief Geologist	17	18,037
Development Management Officer V	1	1,061
Planning Officer V	1	1,061
Engineer V	17	18,037
Chief Administrative Officer	17	18,037

Total Key Positions	86	97,003

JANUARY 3, 2022	OFFICIAL GAZETTE	461
STAFFING SUMMARY

Other Positions

Administrative	365	109,121
Support to Technical	217	74,622
Technical	681	406,653

Total Other Positions	1,263	590,396

For the difference between the Authorized and Actual Salaries		13,533

Total Permanent Positions	1,349	700,932

Total Permanent Filled Positions	974	519,629

D. National Mapping and Resource Information Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,228
Deputy Administrator II	2	3,490
Director II	4	5,468
Director I	3	3,627
Chief Remote Sensing Technologist	4	4,244
Engineer V	5	5,305
Chief Administrative Officer	2	2,122
Information Technology Officer III	2	2,122
Oceanographer V	1	1,061
Planning Officer V	1	1,061
Information Officer V	1	1,061

Total Key Positions	26	31,789

Other Positions

Administrative	91	27,494
Support to Technical	16	5,574
Technical	343	152,797

Total Other Positions	450	185,865

For the difference between the Authorized and Actual Salaries		5,651

Total Permanent Positions	476	223,305
Total Permanent Filled Positions	411	195,295

Total Uniformed Personnel	264	148,311
Total Filled Uniformed Personnel	233	107,680

Total Filled Permanent and Uniformed	644	302,975

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E. National Water Resources Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Attorney V	2	2,418
Chief Water Resources Development Officer	2	2,122
Chief Administrative Officer	1	1,061
Member (Ex-Officio)	9
Chairman (Ex-Officio)	1

Total Key Positions	7	8,890

Other Positions

Administrative	50	14,138
Support to Technical	23	12,408
Technical	44	24,757

Total Other Positions	117	51,303

For the difference between the Authorized and Actual Salaries		1,746

Total Permanent Positions	124	61,939

Total Permanent Filled Positions	104	52,399

F. Palawan Council for Sustainable Development Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Director II	2	2,733
Chief Administrative Officer	1	1,061
Project Development Officer V	7	7,427
Member (Ex-Officio)	8
Vice Chairman (Ex-Officio)	1
Chairman (Ex-Officio)	1

Total Key Positions	11	12,966

JANUARY 3, 2022	OFFICIAL GAZETTE	463
STAFFING SUMMARY

Other Positions

Administrative	22	5,427
Support to Technical	5	2,349
Technical	38	20,136

Total Other Positions	65	27,912

For the difference between the Authorized and Actual Salaries		1,121

Total Permanent Positions	76	41,999

Total Permanent Filled Positions	71	39,722

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XI. DEPARTMENT OF FINANCE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Department Secretary	1	3,279
Department Undersecretary	6	13,369
Department Assistant Secretary	7	13,804
Director IV	15	26,175
Project Manager IV	1	1,745
Executive Director III	2	3,490
Deputy Executive Director III	3	4,632
Project Manager III	12	18,532
Head Executive Assistant	1	1,544
Director III	12	18,529
Project Manager II	3	4,101
Attorney V	4	4,836
Chief Financial Management Specialist	3	3,183
Chief Administrative Officer	8	8,488
Chief Accountant	1	1,061
Statistician V	1	1,061
Management and Audit Analyst V	1	1,061
Intelligence Officer V	1	1,061
Information Technology Officer III	4	4,244
Financial Analyst V	2	2,122
Economist V	5	5,305
Planning Officer V	5	5,305
Development Management Officer V	1	1,061
Chief Tax Specialist	13	13,793

Total Key Positions	112	161,781

Other Positions

Administrative	316	119,933
Support to Technical	137	72,798
Technical	284	190,339

Total Other Positions	737	383,070

For the difference between the Authorized and Actual Salaries		6,618

Total Permanent Positions	849	551,469

Total Permanent Filled Positions	493	334,193

B. Bureau of Customs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	465
STAFFING SUMMARY

Key Positions

Commissioner of Customs	1	2,228
Deputy Commissioner of Customs	6	10,470
Director III	11	16,984
Director II	2	2,734
Collector of Customs VI	10	13,670
Attorney V	5	6,045
Collector of Customs V	24	29,023
Medical Officer V	1	1,209
Information Technology Officer III	4	4,244
Collector of Customs IV	19	20,159
Chief Tax Specialist	1	1,061
Chief Customs Operations Officer	60	63,657
Chief Administrative Officer	5	5,305
Intelligence Officer V	1	1,061
Statistician V	1	1,061
Special Police Chief	1	1,061
Management and Audit Analyst V	5	5,305
Chief Accountant	2	2,122
Collector of Customs III	8	7,528
Collector of Customs II	13	10,920
Collector of Customs I	10	7,490

Total Key Positions	190	213,337

Other Positions

Administrative	2,427	516,322
Support to Technical	1,382	422,906
Technical	2,265	974,700

Total Other Positions	6,074	1,913,928

For the difference between the Authorized and Actual Salaries		15,867

Total Permanent Positions	6,264	2,143,132

Total Permanent Filled Positions	3,444	1,227,857

C. Bureau of Internal Revenue

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner of Internal Revenue	1	2,228
Deputy Commissioner of Internal Revenue	6	10,470
Assistant Commissioner of Internal Revenue	15	23,160
Director III	1	1,544
Director II	43	58,780
Director I	28	33,852
Attorney V	27	32,643
Information Technology Officer III	17	18,037

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Information Officer V	1	1,061
Executive Assistant V	1	1,061
Chief Revenue Officer IV	196	207,956
Chief Administrative Officer	20	21,220
Chief Accountant	19	20,159

Total Key Positions	375	432,171

Other Positions

Administrative	4,236	1,259,971
Support to Technical	933	434,552
Technical	16,020	6,586,799

Total Other Positions	21,189	8,281,322

For the difference between the Authorized and Actual Salaries		56,876

Total Permanent Positions	21,564	8,770,369

Total Permanent Filled Positions	13,241	5,366,693

D. Bureau of Local Government Finance

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	2	3,089
Director II	20	27,340
Director I	1	1,209
Attorney V	2	2,418
Chief Tax Specialist	1	1,061
Local Treasury Operations Officer V	1	1,061
Chief Administrative Officer	2	2,122
Local Assessment Operations Officer V	1	1,061
Information Technology Officer III	1	1,061
Fiscal Examiner V	1	1,061
Development Management Officer V	1	1,061

Total Key Positions	34	44,289

Other Positions

Administrative	184	52,536
Support to Technical	42	19,106
Technical	198	110,989

Total Other Positions	424	182,631

For the difference between the Authorized and Actual Salaries		3,145

JANUARY 3, 2022	OFFICIAL GAZETTE	467
STAFFING SUMMARY

Total Permanent Positions	458	230,065

Total Permanent Filled Positions	295	154,649

E. Bureau of the Treasury

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Treasurer of the Philippines	1	2,228
Deputy Treasurer of the Philippines	4	7,888
Director III	8	12,352
Director II	14	19,138
Chief Treasury Operations Officer II	115	122,015

Total Key Positions	142	163,621

Other Positions

Administrative	629	219,185
Support to Technical	132	45,925
Technical	402	220,845

Total Other Positions	1,163	485,955

For the difference between the Authorized and Actual Salaries		10,272

Total Permanent Positions	1,305	659,848

Total Permanent Filled Positions	611	343,196

F. Central Board of Assessment Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Director III	1	1,544
Director II	2	2,733
Attorney V	3	3,628

Total Key Positions	6	7,905

Other Positions

Administrative	19	5,308
Support to Technical	1	498

Total Other Positions	20	5,806

468	OFFICIAL GAZETTE	VOL. 118, NO. 1
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For the difference between the Authorized and Actual Salaries		148

Total Permanent Positions	26	13,859

Total Permanent Filled Positions	16	10,286

G. National Tax Research Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	2	3,089
Attorney V	1	1,209
Economist V	1	1,061
Chief Tax Specialist	6	6,366
Statistician V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	13	15,592

Other Positions

Administrative	72	20,303
Support to Technical	15	7,112
Technical	52	24,668

Total Other Positions	139	52,083

For the difference between the Authorized and Actual Salaries		306

Total Permanent Positions	152	67,981

Total Permanent Filled Positions	79	41,452

JANUARY 3, 2022	OFFICIAL GAZETTE	469
STAFFING SUMMARY

XII. DEPARTMENT OF FOREIGN AFFAIRS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	6	13,370
Chief of Mission, Class I	72	160,432
Department Legislative Liaison Officer	1	1,972
Chief of Mission, Class II	68	134,096
Career Minister	20	34,900
Foreign Service Officer, Class I	95	146,691
Foreign Service Officer, Class II	90	123,013
Foreign Service Officer, Class III	12	14,509
Internal Auditor V	2	2,122
Foreign Service Staff Officer I	40	42,440
Foreign Service Officer, Class IV	5	5,305
Chief Administrative Officer	1	1,061
Senior Foreign Affairs Adviser	1	1,061
Chief Accountant	1	1,061

Total Key Positions	415	685,312

Other Positions

Administrative	192	97,773
Support to Technical	695	181,049
Technical	2,002	1,232,770

Total Other Positions	2,889	1,511,592

For the difference between the Authorized and Actual Salaries		12,923

Total Permanent Positions	3,304	2,209,827

Total Permanent Filled Positions	2,787	1,798,025

B. Foreign Service Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Training Specialist V	1	1,061
Chief Foreign Affairs Research Specialist	1	1,061

Total Key Positions	5	6,472

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Total Key Positions	5	6,472

Other Positions

Administrative	32	9,280
Support to Technical	19	7,020
Technical	40	18,599

Total Other Positions	91	34,899

For the difference between the Authorized and Actual Salaries		858

Total Permanent Positions	96	42,229

Total Permanent Filled Positions	81	33,645

C. Technical Cooperation Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Other Positions

Administrative	4	1,204

Total Other Positions	4	1,204

For the difference between the Authorized and Actual Salaries		32

Total Permanent Positions	4	1,236

Total Permanent Filled Positions	4	1,235

D. UNESCO National Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,972
Deputy Executive Director II	1	1,367

Total Key Positions	2	3,339

Other Positions
Administrative	8	2,120
Technical	4	2,346

JANUARY 3, 2022	OFFICIAL GAZETTE	471
STAFFING SUMMARY

Total Other Positions	12	4,466

For the difference between the Authorized and Actual Salaries		81

Total Permanent Positions	14	7,886

Total Permanent Filled Positions	14	7,885

472	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XIII. DEPARTMENT OF HEALTH

A. Office of the Secretary

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	8	17,827
FDA Director General	1	2,228
FDA Deputy Director General	2	3,944
Department Assistant Secretary	8	15,776
Director IV	40	69,800
Medical Center Chief II	42	64,848
Director III	25	38,601
Director II	7	9,569
Medical Center Chief I	16	21,872
Chief of Medical Professional Staff II	43	58,780
Chief of Hospital III	6	8,202
Chief of Medical Professional Staff I	13	15,717
Chief of Hospital II	24	29,017
Medical Officer V	46	55,617
District Health Officer I	2	2,418
Director I	1	1,209
Attorney V	4	4,836
Human Resource Management Officer V	2	2,122
Health Physicist IV	2	2,122
Health Education and Promotion Officer V	3	3,183
Financial and Management Officer II	42	44,562
Engineer V	3	3,183
Development Management Officer V	69	73,208
Dentist V	1	1,061
Food-Drug Regulation Officer V	10	10,610
Chief Science Research Specialist	10	10,609
Chief Health Program Officer	34	36,074
Chief Administrative Officer	80	84,880
Information Officer V	1	1,061
Chief Accountant	2	2,122
Planning Officer V	1	1,061
Nurse VI	43	45,623
Licensing Officer V	16	16,976
Internal Auditor V	2	2,122
Information Technology Officer III	3	3,183

Total Key Positions	613	767,302

Other Positions

Administrative	12,471	3,088,197
Support to Technical	4,569	1,560,477
Technical	63,155	31,419,942

Total Other Positions	80,195	36,068,616

JANUARY 3, 2022	OFFICIAL GAZETTE	473
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		954,908

Total Permanent Positions	80,808	37,790,826

Total Permanent Filled Positions	66,567	30,860,661

B. National Nutrition Council

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	2	3,089
Nutrition Program Coordinator	14	16,932
Nutrition Officer V	3	3,183
Financial and Management Officer II	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	22	27,071

Other Positions

Administrative	55	13,448
Technical	38	19,396

Total Other Positions	93	32,844

For the difference between the Authorized and Actual Salaries		1,477

Total Permanent Positions	115	61,392

Total Permanent Filled Positions	90	51,807

C. Philippine National AIDS Council

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Medical Officer V	1	1,209
Chief Health Program Officer	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	5	6,620

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Other Positions

Administrative	10	4,207
Support to Technical	4	1,574
Technical	13	6,973

Total Other Positions	27	12,754

For the difference between the Authorized and Actual Salaries		187

Total Permanent Positions	32	19,561

Total Permanent Filled Positions	4	3,878

JANUARY 3, 2022	OFFICIAL GAZETTE	475
STAFFING SUMMARY

XIV. DEPARTMENT OF HUMAN SETTLEMENTS AND URBAN DEVELOPMENT

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	3	6,685
Department Assistant Secretary	3	5,916
Director IV	27	47,115
Director III	19	29,336
Attorney V	2	2,418
Chief Accountant	1	1,061
Planning Officer V	1	1,061
Internal Auditor V	2	2,122
Information Technology Officer III	2	2,122
Information Officer V	3	3,183
Housing and Homesite Regulation Officer VI	57	60,477
Project Development Officer V	19	20,159
Chief Administrative Officer	22	23,342

Total Key Positions	162	208,276

Other Positions

Administrative	249	113,146
Support to Technical	50	27,065
Technical	642	320,266

Total Other Positions	941	460,477

For the difference between the Authorized and Actual Salaries		7,895

Total Permanent Positions	1,103	676,648

Total Permanent Filled Positions	460	281,000

B. Human Settlements Adjudication Commission

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
HSAC Executive Commissioner	1	2,228
Commissioner III	1	2,228
Commissioner II	3	5,916
Deputy Executive Director IV	1	1,745
Director III	20	30,880

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Director II	46	62,864
Attorney VI	2	2,734
Attorney V	19	22,972
Public Relations Officer V	1	1,061
Planning Officer V	1	1,061
Information Technology Officer III	1	1,061
Chief Administrative Officer	21	22,281
Chief Accountant	1	1,061

Total Key Positions	118	158,092

Other Positions

Administrative	213	86,051
Support to Technical	62	20,653
Technical	117	61,765

Total Other Positions	392	168,469

For the difference between the Authorized and Actual Salaries		3,522

Total Permanent Positions	510	330,083

Total Permanent Filled Positions	148	84,839

JANUARY 3, 2022	OFFICIAL GAZETTE	477
STAFFING SUMMARY

XV. DEPARTMENT OF INFORMATION AND COMMUNICATIONS TECHNOLOGY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	6	13,370
Department Assistant Secretary	5	9,860
Director IV	22	38,391
Head Executive Assistant	1	1,544
Director III	14	21,619
Director II	5	6,833
Director I	5	6,047
Attorney V	3	3,627
Project Manager I	5	6,047
Development Management Officer V	1	1,061
Chief Postal Service Officer	1	1,061
Chief Administrative Officer	16	16,975
Engineer V	2	2,122
Chief Accountant	1	1,061
Training Specialist V	1	1,061
Project Development Officer V	2	2,122
Planning Officer V	10	10,610
Internal Auditor V	2	2,122
Information Technology Officer III	17	18,036
Information Officer V	1	1,061

Total Key Positions	121	167,909

Other Positions

Administrative	254	87,022
Support to Technical	12	2,524
Technical	808	356,061

Total Other Positions	1,074	445,607

For the difference between the Authorized and Actual Salaries		3,994

Total Permanent Positions	1,195	617,510

Total Permanent Filled Positions	649	311,375

B. Cybercrime Investigation and Coordination Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

478	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Key Positions

Executive Director V	1	2,228
Deputy Executive Director V	1	1,972
Director IV	3	5,235
Investigation Agent VI	1	1,209
Attorney V	1	1,209
Engineer V	1	1,061
Chief Administrative Officer	2	2,122
Planning Officer V	2	2,122
Intelligence Officer V	1	1,061
Information Technology Officer III	1	1,061

Total Key Positions	14	19,280

Other Positions

Administrative	28	11,775
Support to Technical	5	2,477
Technical	32	18,252

Total Other Positions	65	32,504

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	79	51,784

Total Permanent Filled Positions	12	9,092

C. National Privacy Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Privacy Commissioner	1	3,279
Deputy Privacy Commissioner	2	4,457
Executive Director IV	1	1,972
Director IV	4	6,980
Attorney V	5	6,045
Information Officer V	1	1,061
Chief Administrative Officer	3	3,183
Information Technology Officer III	2	2,122

Total Key Positions	19	29,099

Other Positions

Administrative	49	22,176
Support to Technical	4	2,466
Technical	58	38,054

Total Other Positions	111	62,696

JANUARY 3, 2022	OFFICIAL GAZETTE	479
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		205

Total Permanent Positions	130	92,000

Total Permanent Filled Positions	97	69,321

D. National Telecommunications Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner II	1	1,972
Commissioner I	2	3,490
Director II	22	30,074
Attorney V	2	2,418
Chief Communications Development Officer	4	4,244
Engineer V	21	22,281
Chief Administrative Officer	17	18,037
Internal Auditor V	1	1,061
Management and Audit Analyst V	1	1,061
Planning Officer V	1	1,061
Financial and Management Officer II	1	1,061

Total Key Positions	73	86,760

Other Positions

Administrative	235	56,142
Support to Technical	40	22,540
Technical	209	79,936

Total Other Positions	484	158,618

For the difference between the Authorized and Actual Salaries		6,620

Total Permanent Positions	557	251,998

Total Permanent Filled Positions	470	204,241

480	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XVI. DEPARTMENT OF THE INTERIOR AND LOCAL GOVERNMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	8	17,826
Department Assistant Secretary	9	17,748
Director IV	28	48,860
Head Executive Assistant	1	1,544
Director III	20	30,880
Local Government Operations Officer VIII	105	143,504
Attorney V	3	3,627
Internal Auditor V	2	2,122
Information Technology Officer III	3	3,183
Information Officer V	1	1,061
Engineer V	1	1,061
Chief Administrative Officer	22	23,342
Local Government Operations Officer VII	176	186,725
Public Relations Officer V	1	1,061
Project Evaluation Officer V	1	1,061
Planning Officer V	1	1,061
Chief Accountant	1	1,061
Local Government Operations Officer VI	203	170,432

Total Key Positions	587	659,438

Other Positions

Administrative	1,369	359,747
Support to Technical	151	83,725
Technical	2,856	1,879,138

Total Other Positions	4,376	2,322,610

For the difference between the Authorized and Actual Salaries		45,798

Total Permanent Positions	4,963	3,027,846

Total Permanent Filled Positions	4,350	2,731,825

* The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

B. Bureau of Fire Protection

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	2	2,122

JANUARY 3, 2022	OFFICIAL GAZETTE	481
STAFFING SUMMARY

Planning Officer V	1	1,061
Chief Administrative Officer	3	3,183

Total Key Positions	6	6,366

Other Positions

Administrative	206	47,636
Support to Technical	218	73,575

Total Other Positions	424	121,211

For the difference between the Authorized and Actual Salaries		3,805

Total Permanent Positions	430	131,382

Total Permanent Filled Positions	395	119,911

Total Uniformed Personnel	35,286	11,582,500
Total Filled Uniformed Personnel	29,889	11,582,500

TOTAL	30,284	11,702,411

C. Bureau of Jail Management and Penology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director II	1	1,367
Inmate Guidance Chief	1	1,061
Intelligence Officer V	1	1,061
Planning Officer V	1	1,061
Presidential Staff Officer VI	1	1,061
Chief Administrative Officer	3	3,183

Total Key Positions	8	8,794

Other Positions

Administrative	37	10,520
Support to Technical	37	15,939
Technical	9	2,691

Total Other Positions	83	29,150

For the difference between the Authorized and Actual Salaries		1,953

Total Permanent Positions	91	39,897

Total Permanent Filled Positions	89	39,228

482	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Total Uniformed Personnel	21,399	6,593,869
Total Filled Uniformed Personnel	16,866	6,593,870

TOTAL	16,955	6,633,098

D. Local Government Academy

STAFFING SUMMARY
(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Local Government Operations Officer VII	3	3,183

Total Key Positions	6	7,533

Other Positions

Administrative	23	8,211
Support to Technical	2	903
Technical	23	13,338

Total Other Positions	48	22,452

For the difference between the Authorized and Actual Salaries		257

Total Permanent Positions	54	30,242

Total Permanent Filled Positions	45	25,027

E. National Commission on Muslim Filipinos

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Executive Director IV	1	1,972
Commission Member III	8	15,776
Director IV	18	31,410
Deputy Executive Director IV	1	1,745
Director III	3	4,632
Head Executive Assistant	1	1,544
Attorney V	12	14,508
Project Evaluation Officer V	1	1,061
Planning Officer V	1	1,061
Information Officer V	1	1,061
Development Management Officer V	57	60,477

JANUARY 3, 2022	OFFICIAL GAZETTE	483
STAFFING SUMMARY

Chief Administrative Officer	15	15,915
Chief Accountant	1	1,061

Total Key Positions	121	155,502

Other Positions

Administrative	348	97,337
Support to Technical	60	28,618
Technical	395	207,789

Total Other Positions	803	333,744

For the difference between the Authorized and Actual Salaries		8,441

Total Permanent Positions	924	497,687

Total Permanent Filled Positions	797	441,114

F. National Police Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Member IV	4	8,913
Deputy Executive Director IV	1	1,745
Chairman, Police Regional Appellate Board	21	32,426
Director III	23	35,512
Head Executive Assistant	1	1,544
Director II	24	32,807
Attorney V	20	24,180
Law Enforcement Evaluation Officer V	1	1,061
Information Technology Officer III	1	1,061
Engineer V	1	1,061
Chief Communications Development Officer	1	1,061
Chief Administrative Officer	24	25,464
Project Evaluation Officer V	1	1,061
Logistics Management Officer V	1	1,061
Police Inspector V	1	1,061
Planning Officer V	3	3,183
Board Secretary V	1	1,061
Chief Accountant	1	1,061
Chairman (Ex-Officio)	1

Total Key Positions	130	175,323

Other Positions

Administrative	754	207,246
Support to Technical	140	60,748
Technical	346	256,082

Total Other Positions	1,240	524,076

484	OFFICIAL GAZETTE	VOL. 118, NO. 1
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For the difference between the Authorized and Actual Salaries		18,855

Total Permanent Positions	1,370	718,254

Total Permanent Filled Positions	1,129	586,096

G. National Youth Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,228
Commission Member III	5	9,860
Executive Director III	1	1,745
Presidential Staff Officer VI	3	3,183
Chief Administrative Officer	1	1,061
Member (Ex-Officio)	1

Total Key Positions	11	18,077

Other Positions

Administrative	17	5,353
Support to Technical	20	8,812
Technical	69	32,536

Total Other Positions	106	46,701

For the difference between the Authorized and Actual Salaries		1,108

Total Permanent Positions	117	65,886

Total Permanent Filled Positions	82	48,915

H. Philippine Commission on Women

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	2	3,089
Chief Administrative Officer	1	1,061
Information Officer V	1	1,061
Chief GAD Specialist	3	3,183
Member (Ex-Officio)	22
Chairman (Ex-Officio)	1

Total Key Positions	8	10,139

JANUARY 3, 2022	OFFICIAL GAZETTE	485
STAFFING SUMMARY

Other Positions
Administrative	31	8,770
Support to Technical	3	1,148
Technical	42	22,429

Total Other Positions	76	32,347

For the difference between the Authorized and Actual Salaries		600

Total Permanent Positions	84	43,086

Total Permanent Filled Positions	75	39,504

I. Philippine National Police

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Inspector General	1	1,972
Director I	3	3,627
Attorney V	3	3,627
Chief Administrative Officer	7	7,427
Chief Accountant	2	2,122
Document Examiner V	1	1,061
Planning Officer V	1	1,061
Information Technology Officer III	3	3,183
Chemist V	1	1,061

Total Key Positions	22	25,141

Other Positions

Administrative	11,973	2,589,513
Support to Technical	1,387	438,601
Technical	272	114,874

Total Other Positions	13,632	3,142,988

For the difference between the Authorized and Actual Salaries		14,935

Total Permanent Positions	13,654	3,183,064

Total Permanent Filled Positions	12,053	2,785,389

Total Uniformed Personnel	226,510	89,298,858
Total Filled Uniformed Personnel	208,231	84,009,889

TOTAL	220,284	86,795,278

486	OFFICIAL GAZETTE	VOL. 118, NO. 1
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J. Philippine Public Safety College

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

SUC President IV	1	2,228
SUC Vice-President IV	2	3,490
Director II	1	1,367
Director I	2	2,418
Chief Education Program Specialist	4	4,244
Planning Officer V	1	1,061
Chief Administrative Officer	4	4,244

Total Key Positions	15	19,052

Other Positions

Administrative	80	25,500
Support to Technical	24	10,814
Technical	53	26,100

Total Other Positions	157	62,414

For the difference between the Authorized and Actual Salaries		2,166

Total Permanent Positions	172	83,632

Total Permanent Filled Positions	139	66,762

JANUARY 3, 2022	OFFICIAL GAZETTE	487
STAFFING SUMMARY

XVII. DEPARTMENT OF JUSTICE

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Commission Chairman III	1	2,228
Chief State Counsel	1	2,228
Department Undersecretary	5	11,142
Prosecutor V	50	111,417
Prosecutor General	1	2,228
Prosecutor IV	241	475,248
Department Assistant Secretary	6	11,832
Commission Member III	2	3,944
Department Legislative Liaison Officer	1	1,972
Assistant Chief State Counsel	2	3,944
Executive Director III	2	3,490
Director IV	7	12,215
State Counsel V	6	10,471
Prosecutor III	560	977,269
State Counsel IV	12	18,532
Prosecutor II	1,226	1,893,375
Head Executive Assistant	1	1,544
Deputy Executive Director III	2	3,088
State Counsel III	14	19,134
Prosecutor I	543	742,114
Director II	2	2,734
State Counsel II	14	16,931
Investigation Agent VI	1	1,209
Chief Parole Officer	2	2,419
Attorney V	3	3,628
Chief Administrative Officer	7	7,427
Chief Accountant	1	1,061
Planning Officer V	2	2,122
Librarian V	1	1,061
Investigation Agent V	1	1,061
Internal Auditor V	2	2,122
Information Technology Officer III	2	2,122
State Counsel I	15	15,914
Economist V	2	2,122

Total Key Positions	2,739	4,372,627

Other Positions

Administrative	1,582	420,478
Support to Technical	1,801	548,263
Technical	338	384,643

Total Other Positions	3,721	1,353,384

488	OFFICIAL GAZETTE	VOL. 118, NO. 1
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For the difference between the Authorized and Actual Salaries		90,776

Total Permanent Positions	6,460	5,816,787

Total Permanent Filled Positions	5,236	4,928,181

B. Bureau of Corrections

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

BUCOR Director General	1	2,228
BUCOR Deputy Director General	3	5,916
Director III	1	1,544
Attorney V	1	1,209
Planning Officer V	1	1,061
Chief Administrative Officer	3	3,183

Total Key Positions	10	15,141

Other Positions

Administrative	258	70,499
Support to Technical	8	5,295
Technical	21	8,542

Total Other Positions	287	84,336

For the difference between the Authorized and Actual Salaries		211

Total Permanent Positions	297	99,688

Total Permanent Filled Positions	166	60,351

Total Uniformed Personnel	5,133	1,985,053
Total Filled Permanent and Uniformed Personnel	3,731	1,465,144

Total	3,897	1,525,495

C. Bureau of Immigration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commissioner III	1	2,228
Deputy Commissioner III	2	3,944
Attorney V	2	2,418
Deputy Executive Director I	1	1,209
Chief Immigration Officer	3	3,183

JANUARY 3, 2022	OFFICIAL GAZETTE	489
STAFFING SUMMARY

Intelligence Officer V	1	1,061
Chief Administrative Officer	2	2,122
Planning Officer V	1	1,061

Total Key Positions	13	17,226

Other Positions

Administrative	360	79,349
Support to Technical	93	24,881
Technical	2,306	790,596

Total Other Positions	2,759	894,826

For the difference between the Authorized and Actual Salaries		7,121

Total Permanent Positions	2,772	919,173

Total Permanent Filled Positions	2,027	689,473

D. Land Registration Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,228
Deputy Administrator III	2	3,944
Register of Deeds IV	15	23,165
Director II	4	5,468
Deputy Register of Deeds IV	15	18,142
Attorney V	3	3,627
Register of Deeds III	41	49,588
Deeds Registry Inspector V	1	1,209
Records Officer V	1	1,061
Information Technology Officer III	1	1,061
Engineer V	2	2,122
Chief Administrative Officer	3	3,183
Chief Accountant	1	1,061

Total Key Positions	90	115,859

Other Positions

Administrative	1,062	239,606
Support to Technical	296	98,590
Technical	1,490	603,077

Total Other Positions	2,848	941,273

For the difference between the Authorized and Actual Salaries		18,024

Total Permanent Positions	2,938	1,075,156

Total Permanent Filled Positions	2,150	722,651

490	OFFICIAL GAZETTE	VOL. 118, NO. 1
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E. National Bureau of Investigation

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,228
Director V	1	1,972
Director IV	7	12,215
Director III	17	26,248
Director II	15	20,505
Attorney V	1	1,209
Investigation Agent VI	69	83,445
Medico-Legal Officer V	1	1,209
Identification Officer II	2	2,122
Engineer V	1	1,061
Crime Investigator V	1	1,061
Chief Administrative Officer	4	4,244
Chief Accountant	1	1,061
Information Technology Officer III	1	1,061
Polygraph Examiner V	1	1,061
Chemist V	1	1,061
Planning Officer V	1	1,061
Training Specialist V	1	1,061
Investigation Agent V	108	114,582

Total Key Positions	234	278,467

Other Positions

Administrative	430	99,734
Support to Technical	486	118,493
Technical	868	571,149

Total Other Positions	1,784	789,376

For the difference between the Authorized and Actual Salaries		17,439

Total Permanent Positions	2,018	1,085,282

Total Permanent Filled Positions	1,458	771,553

F. Office for Alternative Dispute Resolution

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director IV	1	1,745
Director III	2	3,088
Attorney V	1	1,209

JANUARY 3, 2022	OFFICIAL GAZETTE	491
STAFFING SUMMARY

Information Officer V	1	1,061
Planning Officer V	1	1,061
Chief Administrative Officer	3	3,183
Training Specialist V	1	1,061

Total Key Positions	11	14,636

Other Positions

Administrative	24	9,702
Support to Technical	1	670
Technical	27	14,330

Total Other Positions	52	24,702

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	63	39,338

Total Permanent Filled Positions	26	15,954

G. Office of the Government Corporate Counsel

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Government Corporate Counsel	1	2,228
Deputy Government Corporate Counsel	1	1,972
Assistant Government Corporate Counsel	10	19,720
Government Corporate Attorney IV	12	20,941
Government Corporate Attorney III	18	27,798
Government Corporate Attorney II	21	28,701
Government Corporate Attorney I	4	4,838
Chief Administrative Officer	1	1,061

Total Key Positions	68	107,259

Other Positions

Administrative	37	10,089
Support to Technical	35	10,434

Total Other Positions	72	20,523

For the difference between the Authorized and Actual Salaries		1,638

Total Permanent Positions	140	129,420

Total Permanent Filled Positions	121	116,475

492	OFFICIAL GAZETTE	VOL. 118, NO. 1
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H. Office of the Solicitor General

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Solicitor-General	1	3,279
Assistant Solicitor-General	22	49,023
Director IV	4	6,980
Head Executive Assistant	1	1,544
Associate Solicitor III	40	54,668
Chief Administrative Officer	3	3,183

Total Key Positions	71	118,677

Other Positions

Administrative	509	199,740
Support to Technical	85	28,236
Technical	329	479,087

Total Other Positions	923	707,063

For the difference between the Authorized and Actual Salaries		9,550

Total Permanent Positions	994	835,290

Total Permanent Filled Positions	825	690,241

I. Parole and Probation Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director V	1	1,972
Director IV	1	1,745
Director II	16	21,872
Director I	16	19,344
Attorney V	1	1,209
Chief Probation Officer	185	196,269
Chief Administrative Officer	2	2,122
Planning Officer V	1	1,061

Total Key Positions	223	245,594

Other Positions

Administrative	385	89,722
Support to Technical	13	5,154
Technical	686	360,578

JANUARY 3, 2022	OFFICIAL GAZETTE	493
STAFFING SUMMARY

Total Other Positions	1,084	455,454

For the difference between the Authorized and Actual Salaries		11,834

Total Permanent Positions	1,307	712,882

Total Permanent Filled Positions	972	541,629

J. Presidential Commission on Good Government

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	4	8,913
Director IV	5	8,725
Attorney V	4	4,838
Special Investigator V	1	1,061
Chief Administrative Officer	7	7,427
Chief Accountant	1	1,061
Planning Officer V	1	1,061
Board Secretary V	1	1,061
Property Appraiser V	1	1,061
Information Technology Officer III	1	1,061
Development Management Officer V	1	1,061

Total Key Positions	28	40,609

Other Positions

Administrative	68	26,235
Support to Technical	33	17,827
Technical	18	10,260

Total Other Positions	119	54,322

For the difference between the Authorized and Actual Salaries		1,200

Total Permanent Positions	147	96,131

Total Permanent Filled Positions	81	57,219

K. Public Attorney’s Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Public Attorney	1	2,228
Deputy Chief Public Attorney	2	3,944
Public Attorney V	16	31,552

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Public Attorney IV	19	33,155
Public Attorney III	370	571,404
Public Attorney II	795	1,086,514
Director II	2	2,734
Public Attorney I	127	153,601
Planning Officer V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	1,334	1,887,254

Other Positions

Administrative	633	144,708
Support to Technical	366	88,284
Technical	1,137	1,417,106

Total Other Positions	2,136	1,650,098

For the difference between the Authorized and Actual Salaries		55,809

Total Permanent Positions	3,470	3,593,161

Total Permanent Filled Positions	3,276	3,395,464

JANUARY 3, 2022	OFFICIAL GAZETTE	495
STAFFING SUMMARY

XVIII. DEPARTMENT OF LABOR AND EMPLOYMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	5	11,142
Department Assistant Secretary	6	11,832
Director IV	28	48,860
Director III	16	24,704
Director II	15	20,502
Attorney V	4	4,836
Project Evaluation Officer V	1	1,061
Planning Officer V	1	1,061
Internal Auditor V	2	2,122
Information Technology Officer III	1	1,061
Chief Labor and Employment Officer	93	98,673
Chief Administrative Officer	24	25,464
Chief Accountant	1	1,061

Total Key Positions	198	255,658

Other Positions

Administrative	536	175,755
Support to Technical	252	111,540
Technical	1,663	944,682

Total Other Positions	2,451	1,231,977

For the difference between the Authorized and Actual Salaries		25,887

Total Permanent Positions	2,649	1,513,522

Total Permanent Filled Positions	2,366	1,355,353

B. Institute for Labor Studies

STAFFING SUMMARY

	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Labor and Employment Officer	4	4,244

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Total Key Positions	7	8,594

Other Positions

Administrative	23	8,345
Support to Technical	5	1,871
Technical	25	13,922

Total Other Positions	53	24,138

For the difference between the Authorized and Actual Salaries		394

Total Permanent Positions	60	33,126

Total Permanent Filled Positions	48	27,698

C. National Conciliation and Mediation Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,972
Deputy Executive Director IV	2	3,490
Director II	18	24,606
Conciliator-Mediator	2	2,419
Chief Labor and Employment Officer	3	3,183
Chief Administrative Officer	3	3,183

Total Key Positions	29	38,853

Other Positions

Administrative	85	25,635
Support to Technical	31	8,913
Technical	104	82,311

Total Other Positions	220	116,859

For the difference between the Authorized and Actual Salaries		3,041

Total Permanent Positions	249	158,753

Total Permanent Filled Positions	195	127,853

D. National Labor Relations Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

JANUARY 3, 2022	OFFICIAL GAZETTE	497
STAFFING SUMMARY

Commission Chairman IV	1	3,279
Commission Member IV	23	51,252
Executive Clerk of Court IV	1	1,972
Labor Arbiter	171	337,211
Executive Clerk of Court II	7	10,808
Director II	2	2,734
Attorney VI	33	45,100
Attorney V	2	2,418
Chief Administrative Officer	2	2,122

Total Key Positions	242	456,896

Other Positions

Administrative	391	104,271
Support to Technical	378	121,146
Technical	284	277,917

Total Other Positions	1,053	503,334

For the difference between the Authorized and Actual Salaries		16,712

Total Permanent Positions	1,295	976,942

Total Permanent Filled Positions	1,091	811,214

E. National Maritime Polytechnic

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	1	1,061

Total Key Positions	4	5,411

Other Positions

Administrative	32	10,297
Support to Technical	19	8,445
Technical	27	13,755

Total Other Positions	78	32,497

For the difference between the Authorized and Actual Salaries		732

Total Permanent Positions	82	38,640

Total Permanent Filled Positions	73	33,890

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F. National Wages and Productivity Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,972
Deputy Executive Director IV	2	3,490
Director II	3	4,101
Board Secretary VI	16	19,344
Attorney V	1	1,209
Chief Labor and Employment Officer	3	3,183
Chief Administrative Officer	2	2,122
Planning Officer V	1	1,061
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	29	36,482

Other Positions

Administrative	65	17,696
Support to Technical	41	24,785
Technical	88	49,816

Total Other Positions	194	92,297

For the difference between the Authorized and Actual Salaries		2,633

Total Permanent Positions	223	131,412

Total Permanent Filled Positions	163	101,078

G. Overseas Workers Welfare Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director V	3	5,916
Director IV	4	6,980
Director II	21	28,707
Chief Administrative Officer	8	8,488
Chief Labor and Employment Officer	3	3,183
Chief Accountant	1	1,061
Internal Auditor V	1	1,061

JANUARY 3, 2022	OFFICIAL GAZETTE	499
STAFFING SUMMARY

Overseas Workers Welfare Officer V	24	25,464
Information Technology Officer III	1	1,061

Total Key Positions	67	84,149

Other Positions

Administrative	145	64,358
Support to Technical	1	388
Technical	250	141,844

Total Other Positions	396	206,590

For the difference between the Authorized and Actual Salaries		6,173

Total Permanent Positions	463	296,912

Total Permanent Filled Positions	404	255,057

H. Philippine Overseas Employment Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director V	3	5,916
Director IV	4	6,980
Director II	16	21,872
Attorney V	5	6,045
Chief Administrative Officer	7	7,427
Chief Accountant	1	1,061
Planning Officer V	1	1,061
Information Technology Officer III	1	1,061
Chief Labor and Employment Officer	19	20,159

Total Key Positions	58	73,810

Other Positions

Administrative	167	64,123
Support to Technical	40	20,751
Technical	245	149,071

Total Other Positions	452	233,945

For the difference between the Authorized and Actual Salaries		5,015

Total Permanent Positions	510	312,770

Total Permanent Filled Positions	400	248,071

500	OFFICIAL GAZETTE	VOL. 118, NO. 1
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I. Professional Regulation Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	2	4,457
Assistant Commissioner, Constitutional Commission	1	1,972
Director IV	7	12,215
Director III	16	24,704
Attorney V	4	4,836
Board Secretary V	1	1,061
Planning Officer V	2	2,122
Internal Auditor V	1	1,061
Information Technology Officer III	3	3,183
Chief Professional Regulations Officer	43	45,623
Chief Administrative Officer	21	22,281
Statistician V	1	1,061
Chief Accountant	1	1,061

Total Key Positions	104	128,916

Other Positions

Administrative	384	116,398
Support to Technical	99	46,401
Technical	484	255,255

Total Other Positions	967	418,054

For the difference between the Authorized and Actual Salaries		1,797

Total Permanent Positions	1,071	548,767

Total Permanent Filled Positions	822	385,806

JANUARY 3, 2022	OFFICIAL GAZETTE	501
STAFFING SUMMARY

XIX. DEPARTMENT OF NATIONAL DEFENSE

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	5	11,142
Department Assistant Secretary	7	13,804
Director IV	10	17,450
Director III	1	1,544
Head Executive Assistant	1	1,544
Attorney V	2	2,418
Internal Auditor V	2	2,122
Intelligence Officer V	1	1,061
Information Technology Officer III	2	2,122
Engineer V	1	1,061
Chief Defense Research Officer	2	2,122
Chief Administrative Officer	10	10,610
Logistics Management Officer V	2	2,122
Planning Officer V	2	2,122
Chief Accountant	1	1,061

Total Key Positions	50	75,584

Other Positions

Administrative	169	48,525
Support to Technical	90	50,609
Technical	32	15,381

Total Other Positions	291	114,515
For the difference between the Authorized and Actual Salaries		3,005

Total Permanent Positions	341	193,104

Total Permanent Filled Positions	279	161,864

B. Government Arsenal

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	2	2,122
Planning Officer V	1	1,061
Production Planning and Control Officer V	3	3,183
Engineer V	2	2,122

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Total Key Positions	10	11,777

Other Positions

Administrative	165	37,455
Support to Technical	49	15,275
Technical	463	113,492

Total Other Positions	677	166,222

For the difference between the Authorized and Actual Salaries		2,463

Total Permanent Positions	687	180,462

Total Permanent Filled Positions	558	142,292

C. National Defense College of the Philippines

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	2	2,122
Chief Defense Research Officer	1	1,061

Total Key Positions	5	6,472

Other Positions

Administrative	40	10,833
Technical	21	13,736

Total Other Positions	61	24,569

For the difference between the Authorized and Actual Salaries		899

Total Permanent Positions	66	31,940

Total Permanent Filled Positions	60	28,579

D. Office of Civil Defense

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,228

JANUARY 3, 2022	OFFICIAL GAZETTE	503
STAFFING SUMMARY

Deputy Administrator III	2	3,944
Director III	5	7,720
Director II	17	23,239
Director I	1	1,209
Civil Defense Officer V	17	18,037
Chief Administrative Officer	1	1,061
Training Specialist V	1	1,061
Planning Officer V	1	1,061

Total Key Positions	46	59,560

Other Positions

Administrative	193	64,603
Support to Technical	128	44,845
Technical	346	151,162

Total Other Positions	667	260,610

For the difference between the Authorized and Actual Salaries		528

Total Permanent Positions	713	320,698

Total Permanent Filled Positions	511	240,697

E. Philippine Veterans Affairs Office (Proper)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Special Presidential Representative	1	1,972
Director V	1	1,972
Director IV	1	1,745
Medical Officer V	1	1,209
Attorney V	1	1,209
Chief Administrative Officer	3	3,183
Chief Veterans Assistance Officer	2	2,122
Chief Shrine Curator	1	1,061

Total Key Positions	11	14,473

Other Positions

Administrative	148	35,093
Support to Technical	29	9,670
Technical	198	71,881

Total Other Positions	375	116,644

For the difference between the Authorized and Actual Salaries		2,566

Total Permanent Positions	386	133,683

Total Permanent Filled Positions	329	111,578

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F. Veterans Memorial Medical Center

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief of Medical Professional Staff II	1	1,367
Medical Specialist IV	14	16,932
Chief Administrative Officer	2	2,122

Total Key Positions	19	23,710

Other Positions

Administrative	322	81,254
Support to Technical	312	62,138
Technical	1,121	612,681

Total Other Positions	1,755	756,073

For the difference between the Authorized and Actual Salaries		13,107

Total Permanent Positions	1,774	792,890

Total Permanent Filled Positions	1,200	516,720

G1. Philippine Army (Land Forces)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Accountant	1	1,061
Chief Administrative Officer	3	3,183
Chemist V	1	1,061

Total Key Positions	5	5,305

Other Positions

Administrative	1,001	244,850
Support to Technical	656	214,833
Technical	36	9,673

Total Other Positions	1,693	469,356
For the difference between the Authorized and Actual Salaries		2,302

Total Permanent Positions	1,698	476,963

JANUARY 3, 2022	OFFICIAL GAZETTE	505
STAFFING SUMMARY

Total Permanent Filled Positions	1,355	389,760

Total Military Personnel	104,955	42,258,488
Total Filled Permanent and Military	104,955	42,258,488

Total	106,310	42,648,248

G2. Philippine Air Force (Air Forces)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	3	3,183
Chief Accountant	1	1,061

Total Key Positions	4	4,244

Other Positions

Administrative	962	205,393
Support to Technical	590	184,947
Technical	271	98,511

Total Other Positions	1,823	488,851

For the difference between the Authorized and Actual Salaries		4,420

Total Permanent Positions	1,827	497,515

Total Permanent Filled Positions	1,232	348,277

Total Military Personnel	19,072	7,929,907
Total Filled Permanent and Military	19,015	7,929,907

Total	20,247	8,278,184

G3. Philippine Navy (Naval Forces)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Administrative Officer	5	5,305
Chief Accountant	1	1,061

Total Key Positions	6	6,366

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Other Positions

Administrative	663	160,852
Support to Technical	286	89,310
Technical	495	158,901

Total Other Positions	1,444	409,063

For the difference between the Authorized and Actual Salaries		3,242

Total Permanent Positions	1,450	418,671

Total Permanent Filled Positions	1,125	317,340

Total Military Personnel	25,260	10,257,423
Total Filled Permanent and Military	23,771	9,846,943

Total	24,896	10,164,283

G4. General Headquarters, AFP and AFP-Wide Service Support Units (AFPWSSUs)

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Medical Center Chief II	1	1,544
Chief of Medical Professional Staff II	1	1,367
Director I	1	1,209
Chief Administrative Officer	7	7,427
Chief Accountant	1	1,061

Total Key Positions	11	12,608

Other Positions

Administrative	1,561	361,761
Support to Technical	678	229,773
Technical	1,695	583,660

Total Other Positions	3,934	1,175,194

For the difference between the Authorized and Actual Salaries		8,827

Total Permanent Positions	3,945	1,196,629

Total Permanent Filled Positions	2,837	858,822

Total Military Personnel	3,231	1,786,581
Total Filled Permanent and Military	2,734	1,583,302

Total	5,571	2,442,124

JANUARY 3, 2022	OFFICIAL GAZETTE	507
STAFFING SUMMARY

XX. DEPARTMENT OF PUBLIC WORKS AND HIGHWAYS

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	8	17,827
Department Assistant Secretary	5	9,860
Project Manager IV	8	13,961
Director IV	31	54,097
Head Executive Assistant	1	1,544
Director III	23	35,518
Project Manager III	30	46,330
Project Manager II	31	42,367
Regional Equipment Engineer	1	1,209
Project Manager I	48	58,054
Attorney V	7	8,463
District Engineer	170	205,608
Chief Accountant	1	1,061
Architect V	1	1,061
Planning Officer V	1	1,061
Information Technology Officer III	2	2,122
Information Officer V	1	1,061
Fiscal Controller V	1	1,061
Engineer V	174	184,609
Community Affairs Officer V	1	1,061
Internal Auditor V	2	2,122
Chief Environmental Management Specialist	1	1,061
Chief Administrative Officer	41	43,501

Total Key Positions	590	737,898

Other Positions

Administrative	5,108	1,519,564
Support to Technical	3,722	875,247
Technical	13,171	6,100,162

Total Other Positions	22,001	8,494,973

For the difference between the Authorized and Actual Salaries		162,373

Total Permanent Positions	22,591	9,395,244

Total Permanent Filled Positions	17,551	7,288,439

508	OFFICIAL GAZETTE	VOL. 118, NO. 1
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A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	3	6,684
Department Assistant Secretary	3	5,916
Director IV	19	33,155
Director III	1	1,544
Head Executive Assistant	1	1,544
Attorney V	1	1,209
Chief Accountant	1	1,061
Planning Officer V	2	2,122
Chief Science Research Specialist	18	19,098
Project Development Officer V	1	1,061
Chief Administrative Officer	20	21,220

Total Key Positions	71	97,893

Other Positions

Administrative	212	83,623
Support to Technical	41	21,886
Technical	503	253,947

Total Other Positions	756	359,456

For the difference between the Authorized and Actual Salaries		6,056

Total Permanent Positions	827	463,405

Total Permanent Filled Positions	720	393,980

B. Advanced Science and Technology Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Chief Science Research Specialist	4	4,244
Chief Administrative Officer	1	1,061

Total Key Positions	6	7,050

Other Positions

Administrative	25	8,953

JANUARY 3, 2022	OFFICIAL GAZETTE	509
STAFFING SUMMARY

Support to Technical	6	1,814
Technical	53	26,355

Total Other Positions	84	37,122

For the difference between the Authorized and Actual Salaries		1,116

Total Permanent Positions	90	45,288

Total Permanent Filled Positions	79	40,815

C. Food and Nutrition Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	3	3,183

Total Key Positions	6	7,533

Other Positions

Administrative	34	10,846
Support to Technical	5	2,421
Technical	141	64,072

Total Other Positions	180	77,339

For the difference between the Authorized and Actual Salaries		545

Total Permanent Positions	186	85,417

Total Permanent Filled Positions	152	70,525

D. Forest Products Research and Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	3	3,183

Total Key Positions	6	7,533

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Other Positions

Administrative	42	13,021
Support to Technical	8	2,488
Technical	136	59,030

Total Other Positions	186	74,539

For the difference between the Authorized and Actual Salaries		776

Total Permanent Positions	192	82,848

Total Permanent Filled Positions	168	71,810

E. Industrial Technology Development Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	2	3,089
Chief Administrative Officer	2	2,122
Chief Science Research Specialist	9	9,549

Total Key Positions	14	16,505

Other Positions

Administrative	42	13,852
Support to Technical	2	601
Technical	311	139,301

Total Other Positions	355	153,754

For the difference between the Authorized and Actual Salaries		1,921

Total Permanent Positions	369	172,180

Total Permanent Filled Positions	314	142,675

F. Metals Industry Research and Development Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	2	3,089

JANUARY 3, 2022	OFFICIAL GAZETTE	511
STAFFING SUMMARY

Chief Administrative Officer	1	1,061
Planning Officer V	1	1,061
Chief Science Research Specialist	4	4,244

Total Key Positions	9	11,200

Other Positions

Administrative	56	19,799
Support to Technical	45	14,222
Technical	118	53,348

Total Other Positions	219	87,369

For the difference between the Authorized and Actual Salaries		1,325

Total Permanent Positions	228	99,894

Total Permanent Filled Positions	216	96,238

G. National Academy of Science and Technology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Chief Science Research Specialist	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	3	3,867

Other Positions

Administrative	6	2,021
Technical	9	4,373

Total Other Positions	15	6,394

For the difference between the Authorized and Actual Salaries		339

Total Permanent Positions	18	10,600

Total Permanent Filled Positions	18	10,601

H. National Research Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

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Key Positions

Executive Director III	1	1,745
Chief Science Research Specialist	2	2,122
Chief Administrative Officer	1	1,061

Total Key Positions	4	4,928

Other Positions

Administrative	15	5,574
Support to Technical	6	3,029
Technical	17	6,520

Total Other Positions	38	15,123

For the difference between the Authorized and Actual Salaries		159

Total Permanent Positions	42	20,210

Total Permanent Filled Positions	39	18,243

I. Philippine Atmospheric, Geophysical and Astronomical Services Administration

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Administrator III	1	2,228
Administrator I	1	1,745
Director III	3	4,633
Chief Administrative Officer	2	2,122
Weather Services Chief	10	10,610

Total Key Positions	17	21,338

Other Positions

Administrative	78	27,541
Support to Technical	4	1,811
Technical	859	308,803

Total Other Positions	941	338,155

For the difference between the Authorized and Actual Salaries		669

Total Permanent Positions	958	360,162

Total Permanent Filled Positions	812	306,516

JANUARY 3, 2022	OFFICIAL GAZETTE	513
STAFFING SUMMARY

J. Philippine Council for Agriculture, Aquatic and Natural Resources Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,745
Deputy Executive Director III	3	4,633
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	12	12,732

Total Key Positions	17	20,171

Other Positions

Administrative	76	21,742
Support to Technical	2	703
Technical	161	79,096

Total Other Positions	239	101,541

For the difference between the Authorized and Actual Salaries		809

Total Permanent Positions	256	122,521

Total Permanent Filled Positions	214	102,867

K. Philippine Council for Health Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions
Executive Director III	1	1,745
Chief Science Research Specialist	3	3,183
Chief Administrative Officer	1	1,061

Total Key Positions	5	5,989

Other Positions

Administrative	22	7,673
Technical	38	18,961

Total Other Positions	60	26,634

For the difference between the Authorized and Actual Salaries		117

Total Permanent Positions	65	32,740

Total Permanent Filled Positions	56	28,014

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L. Philippine Council for Industry, Energy and Emerging Technology Research and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	6	6,366

Total Key Positions	9	10,716

Other Positions

Administrative	20	7,133
Support to Technical	4	1,813
Technical	45	24,447

Total Other Positions	69	33,393

For the difference between the Authorized and Actual Salaries		259

Total Permanent Positions	78	44,368

Total Permanent Filled Positions	74	42,212

M. Philippine Institute of Volcanology and Seismology

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	4	4,244

Total Key Positions	7	8,594

Other Positions

Administrative	34	10,028
Support to Technical	6	2,443
Technical	205	77,410

Total Other Positions	245	89,881

For the difference between the Authorized and Actual Salaries		1,184

JANUARY 3, 2022	OFFICIAL GAZETTE	515
STAFFING SUMMARY

Total Permanent Positions	252	99,659

Total Permanent Filled Positions	215	82,790

N. Philippine Nuclear Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	4	4,244

Total Key Positions	7	8,594

Other Positions

Administrative	50	14,755
Support to Technical	10	4,185
Technical	195	93,484

Total Other Positions	255	112,424

For the difference between the Authorized and Actual Salaries		2,396

Total Permanent Positions	262	123,414

Total Permanent Filled Positions	215	101,598

O. Philippine Science High School

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Director III	14	21,616
Deputy Executive Director III	1	1,544
Information Technology III	1	1,061
Chief Science Research Specialist	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	19	28,088

Other Positions

Administrative	231	83,382

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Support to Technical	40	12,757
Technical	1,215	715,797

Total Other Positions	1,486	811,936

For the difference between the Authorized and Actual Salaries		1,136

Total Permanent Positions	1,505	841,160

Total Permanent Filled Positions	1,308	727,718

P. Philippine Textile Research Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Chief Science Research Specialist	2	2,122
Chief Administrative Officer	1	1,061

Total Key Positions	4	4,928

Other Positions

Administrative	26	8,270
Support to Technical	1	191
Technical	58	23,588

Total Other Positions	85	32,049

For the difference between the Authorized and Actual Salaries		265

Total Permanent Positions	89	37,242

Total Permanent Filled Positions	79	32,725

Q. Science Education Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief Science Research Specialist	3	3,183

JANUARY 3, 2022	OFFICIAL GAZETTE	517
STAFFING SUMMARY

Total Key Positions	6	7,533

Other Positions

Administrative	11	4,714
Support to Technical	2	964
Technical	39	19,374

Total Other Positions	52	25,052

For the difference between the Authorized and Actual Salaries		267

Total Permanent Positions	58	32,852

Total Permanent Filled Positions	47	26,209

R. Science and Technology Information Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Chief Science Research Specialist	2	2,122
Chief Administrative Officer	1	1,061

Total Key Positions	4	4,928

Other Positions

Administrative	21	7,631
Support to Technical	11	4,004
Technical	24	12,112

Total Other Positions	56	23,747

For the difference between the Authorized and Actual Salaries		178

Total Permanent Positions	60	28,853

Total Permanent Filled Positions	57	28,165

S. Technology Application and Promotion Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

518	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Director IV	1	1,745
Chief Science Research Specialist	3	3,183
Chief Administrative Officer	1	1,061

Total Key Positions	5	5,989

Other Positions

Administrative	25	8,937
Support to Technical	5	2,624
Technical	35	19,333

Total Other Positions	65	30,894

For the difference between the Authorized and Actual Salaries		74

Total Permanent Positions	70	36,957

Total Permanent Filled Positions	65	34,680

JANUARY 3, 2022	OFFICIAL GAZETTE	519
STAFFING SUMMARY

XXII. DEPARTMENT OF SOCIAL WELFARE AND DEVELOPMENT

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	10	22,283
Department Assistant Secretary	8	15,776
Director IV	29	50,605
Director III	29	44,783
Attorney V	2	2,418
Chief Accountant	1	1,061
Social Welfare Officer V	63	66,843
Planning Officer V	2	2,122
Internal Auditor V	2	2,122
Information Technology Officer III	2	2,122
Information Officer V	3	3,183
Training Center Superintendent II	3	3,183
Chief Administrative Officer	26	27,586

Total Key Positions	181	247,366

Other Positions

Administrative	1,246	352,867
Support to Technical	493	158,150
Technical	1,422	621,351

Total Other Positions	3,161	1,132,368

For the difference between the Authorized and Actual Salaries		21,529

Total Permanent Positions	3,342	1,401,263

Total Permanent Filled Positions	2,933	1,222,261

B. Council for the Welfare of Children

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director IV	1	1,745
Chief Administrative Officer	1	1,061
Planning Officer V	3	3,183

Total Key Positions	6	8,217

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Other Positions

Administrative	36	14,005
Support to Technical	1	331
Technical	22	11,674

Total Other Positions	59	26,010

For the difference between the Authorized and Actual Salaries		52

Total Permanent Positions	65	34,279

Total Permanent Filled Positions	28	16,487

C. Inter-Country Adoption Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Social Welfare Officer V	1	1,061

Total Key Positions	2	2,806

Other Positions

Administrative	7	3,193
Technical	24	9,818

Total Other Positions	31	13,011

For the difference between the Authorized and Actual Salaries		443

Total Permanent Positions	33	16,260

Total Permanent Filled Positions	31	15,063

D. Juvenile Justice and Welfare Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Social Welfare Officer V	3	3,183

Total Key Positions	6	7,533

JANUARY 3, 2022	OFFICIAL GAZETTE	521
STAFFING SUMMARY

Other Positions

Administrative	35	10,609
Technical	35	19,084

Total Other Positions	70	29,693

For the difference between the Authorized and Actual Salaries		281

Total Permanent Positions	76	37,507

Total Permanent Filled Positions	65	32,274

E. National Anti-Poverty Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,279
Deputy Director-General	2	4,457
Director III	4	6,176
Information Technology Officer III	1	1,061
Development Management Officer V	5	5,305
Chief Administrative Officer	1	1,061
Vice-Chairman (Ex-Officio)	2

Total Key Positions	14	21,339

Other Positions

Administrative	13	7,135
Support to Technical	1	598
Technical	22	13,709

Total Other Positions	36	21,442

For the difference between the Authorized and Actual Salaries		394

Total Permanent Positions	50	43,175

Total Permanent Filled Positions	45	38,736

F. National Commission on Indigenous Peoples

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	6	13,370

522	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Executive Director IV	1	1,972
Director IV	19	33,155
Attorney VI	13	17,771
Medical Officer V	1	1,209
Attorney V	3	3,627
Project Development Officer V	2	2,122
Planning Officer V	1	1,061
Engineer V	1	1,061
Development Management Officer V	66	70,026
Community Affairs Officer V	1	1,061
Chief Administrative Officer	18	19,098
Chief Accountant	1	1,061

Total Key Positions	134	169,873

Other Positions

Administrative	543	139,450
Support to Technical	19	9,220
Technical	973	376,002

Total Other Positions	1,535	524,672

For the difference between the Authorized and Actual Salaries		17,147

Total Permanent Positions	1,669	711,692

Total Permanent Filled Position	1,435	608,250

G. National Council on Disability Affairs

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Project Development Officer V	1	1,061
Planning Officer V	1	1,061
Information Officer V	1	1,061
Chief Administrative Officer	1	1,061
Chairman (Ex-Officio)	1
Member (Ex-Officio)	18

Total Key Positions	6	7,533

Other Positions

Administrative	30	8,439
Support to Technical	5	2,359
Technical	22	12,789

Total Other Positions	57	23,587

JANUARY 3, 2022	OFFICIAL GAZETTE	523
STAFFING SUMMARY

For the difference between the Authorized and Actual Salaries		1,105

Total Permanent Positions	63	32,225

Total Permanent Filled Positions	41	20,567

H. Presidential Commission for the Urban Poor

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,228
Commission Member II	4	6,980
Chief Administrative Officer	1	1,061
Development Management Officer V	4	4,244

Total Key Positions	10	14,513

Other Positions

Administrative	48	11,947
Support to Technical	5	2,439
Technical	119	52,570

Total Other Positions	172	66,956

For the difference between the Authorized and Actual Salaries		1,444

Total Permanent Positions	182	82,913

Total Permanent Filled Positions	150	69,433

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XXIII. DEPARTMENT OF TOURISM

A. Office of the Secretary

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	4	8,912
Department Assistant Secretary	7	13,804
Director IV	28	48,860
Head Executive Assistant	1	1,544
Attorney V	2	2,418
Chief Accountant	1	1,061
Information Technology Officer III	1	1,061
Chief Tourism Operations Officer	18	19,098
Internal Auditor V	2	2,122
Chief Administrative Officer	4	4,244

Total Key Positions	69	106,403

Other Positions

Administrative	218	77,625
Support to Technical	31	12,049
Technical	424	224,561

Total Other Positions	673	314,235

For the difference between the Authorized and Actual Salaries		4,767

Total Permanent Positions	742	425,405

Total Permanent Filled Positions	558	322,172

*	The number of Undersecretary and Assistant Secretary positions shall be adjusted based on the provisions of existing laws.

B. Intramuros Administration

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Chief Historic Sites Development Officer	2	2,122
Chief Tourism Operations Officer	1	1,061
Planning Officer V	1	1,061
Sales and Promotion Supervisor V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	7	8,594

JANUARY 3, 2022	OFFICIAL GAZETTE	525
STAFFING SUMMARY

Other Positions

Administrative	32	9,872
Support to Technical	6	2,856
Technical	17	8,639

Total Other Positions	55	21,367

For the difference between the Authorized and Actual Salaries		965

Total Permanent Positions	62	30,926

Total Permanent Filled Positions	56	28,836

C. National Parks Development Committee

Staffing Summary

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	2	2,122
Park Operations Superintendent V	1	1,061
Planning Officer V	1	1,061
Media Production Specialist V	1	1,061

Total Key Positions	7	8,594

Other Positions

Administrative	68	17,663
Support to Technical	23	9,126
Technical	129	25,121

Total Other Positions	220	51,910

For the difference between the Authorized and Actual Salaries		1,585

Total Permanent Positions	227	62,089

Total Permanent Filled Positions	158	47,831

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XXIV. DEPARTMENT OF TRADE AND INDUSTRY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	7	15,598
Department Assistant Secretary	13	25,636
Director IV	36	62,820
Special Trade Representative	10	17,451
Director III	28	43,233
Head Executive Assistant	1	1,544
Provincial Trade and Industry Officer	78	106,601
Attorney V	4	4,837
Information Technology Officer III	3	3,183
Information Officer V	1	1,061
Chief Trade-Industry Development Specialist	188	199,464
Chief Administrative Officer	20	21,220
Planning Officer V	2	2,122
Chief Accountant	1	1,061
Project Development Officer V	1	1,061

Total Key Positions	394	510,171

Other Positions

Administrative	660	205,220
Support to Technical	102	55,882
Technical	1,489	744,532

Total Other Positions	2,251	1,005,634

For the difference between the Authorized and Actual Salaries		24,394

Total Permanent Positions	2,645	1,540,199

Total Permanent Filled Positions	2,253	1,291,180

B. Board of Investments

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Governor	3	5,916
Executive Director IV	4	7,888
Director III	10	15,440
Attorney V	2	2,418
Chief Administrative Officer	3	3,183

JANUARY 3, 2022	OFFICIAL GAZETTE	527
STAFFING SUMMARY

Chief Investment Specialist	25	26,525
Chief Accountant	1	1,061
Planning Officer V	1	1,061
Information Technology Officer III	1	1,061
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	2
Chairman (Ex-Officio)	1

Total Key Positions	50	64,553

Other Positions

Administrative	66	21,771
Support to Technical	13	8,088
Technical	176	88,428

Total Other Positions	255	118,287

For the difference between the Authorized and Actual Salaries		2,167

Total Permanent Positions	305	185,007

Total Permanent Filled Positions	218	133,581

C. Construction Industry Authority of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	5	8,725
Chief Trade-Industry Development Specialist	9	9,549
Chief Administrative Officer	1	1,061

Total Key Positions	15	19,335

Other Positions

Administrative	34	9,784
Support to Technical	9	4,518
Technical	67	32,865

Total Other Positions	110	47,167

For the difference between the Authorized and Actual Salaries		1,108

Total Permanent Positions	125	67,610

Total Permanent Filled Positions	90	46,771

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D. Cooperative Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman III	1	2,228
Board Member III	6	11,832
Administrator II	1	1,972
Executive Director III	1	1,745
Deputy Administrator II	5	8,725
Deputy Executive Director III	1	1,544
Director II	19	25,973
Planning Officer V	1	1,061
Chief Cooperatives Development Specialist	5	5,305
Chief Administrative Officer	2	2,122

Total Key Positions	42	62,507

Other Positions

Administrative	237	55,369
Support to Technical	31	19,950
Technical	568	259,990

Total Other Positions	836	335,309

For the difference between the Authorized and Actual Salaries		4,591

Total Permanent Positions	878	402,407

Total Permanent Filled Positions	703	323,468

E. Design Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	2	2,122
Chief Trade-Industry Development Specialist	1	1,061
Chief Industrial Design Specialist	3	3,183

Total Key Positions	8	9,655

Other Positions

Administrative	38	12,194
Support to Technical	4	1,458
Technical	96	47,972

JANUARY 3, 2022	OFFICIAL GAZETTE	529
STAFFING SUMMARY

Total Other Positions	138	61,624

For the difference between the Authorized and Actual Salaries		677

Total Permanent Positions	146	71,956

Total Permanent Filled Positions	49	27,171

F. Philippine Trade Training Center

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Information Officer V	1	1,061
Planning Officer V	1	1,061
Chief Trade-Industry Development Specialist	2	2,122

Total Key Positions	7	8,594

Other Positions

Administrative	18	6,472
Support to Technical	9	3,225
Technical	24	11,955

Total Other Positions	51	21,652

For the difference between the Authorized and Actual Salaries		724

Total Permanent Positions	58	30,970

Total Permanent Filled Positions	45	23,509

G. Technical Education and Skills Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director V	4	7,888
Director IV	23	40,135
Head Executive Assistant	1	1,544
Director III	84	129,722
Attorney VI	1	1,367
College Administrator II	1	1,367

530	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Vocational School Superintendent I	7	8,463
Board Secretary VI	1	1,209
Internal Auditor V	1	1,061
Information Technology Officer III	1	1,061
Chief Technical Education and Skills Development Specialist	39	41,379
Chief Administrative Officer	17	18,037
Vocational School Administrator III	21	22,281
Chief Accountant	1	1,061
Vocational School Administrator II	10	9,410
Vocational School Administrator I	8	6,720

Total Key Positions	221	294,933

Other Positions

Administrative	1,348	394,791
Support to Technical	149	47,562
Technical	3,211	1,548,949

Total Other Positions	4,708	1,991,302

For the difference between the Authorized and Actual Salaries		26,202

Total Permanent Positions	4,929	2,312,437

Total Permanent Filled Positions	3,779	1,741,050

JANUARY 3, 2022	OFFICIAL GAZETTE	531
STAFFING SUMMARY

XXV. DEPARTMENT OF TRANSPORTATION

A. Office of the Secretary

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	8	17,827
Executive Director V	1	2,228
Department Assistant Secretary	13	25,636
Board Member III	2	3,944
Director V	1	1,972
Board Chairman II	1	1,972
Executive Director III	1	1,745
Director IV	6	10,470
Director III	16	24,706
Head Executive Assistant	1	1,544
Project Manager II	7	9,567
Director II	30	41,010
Director I	14	16,926
Attorney V	7	8,463
Information Technology Officer III	3	3,183
Engineer V	6	6,366
Chief Transportation Regulation Officer	60	63,660
Chief Transportation Development Officer	25	26,525
Chief Communications Development Officer	1	1,061
Chief Administrative Officer	46	48,806
Internal Auditor V	2	2,122
Chief Accountant	1	1,061
Supervising Transportation Regulation Officer	132	110,878
Supervising Transportation Development Officer	7	5,877
Engineer IV	1	840

Total Key Positions	393	441,668

Other Positions

Administrative	2,874	771,256
Support to Technical	466	170,516
Technical	1,557	579,396

Total Other Positions	4,897	1,521,168

For the difference between the Authorized and Actual Salaries		27,822

Total Permanent Positions	5,290	1,990,658

Total Permanent Filled Positions	4,281	1,544,613

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B. Civil Aeronautics Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Attorney V	2	2,418
Chief Transportation Regulation Officer	1	1,061
Chief Transportation Development Officer	1	1,061
Financial Analyst V	1	1,061
Chief Administrative Officer	2	2,122

Total Key Positions	9	11,012

Other Positions

Administrative	46	15,362
Support to Technical	26	12,523
Technical	45	20,669

Total Other Positions	117	48,554

For the difference between the Authorized and Actual Salaries		676

Total Permanent Positions	126	60,242

Total Permanent Filled Positions	94	49,471

C. Maritime Industry Authority

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,972
Executive Director III	1	1,745
Deputy Executive Director IV	2	3,490
Deputy Executive Director III	1	1,544
Director II	22	30,074
Maritime Education & Training Standards Supervisor	10	13,667
Attorney V	4	4,836
Planning Officer V	2	2,122
Information Technology Officer III	2	2,122
Chief Shipping Operations Specialist	2	2,122
Chief Shipbuilding Specialist	1	1,061

JANUARY 3, 2022	OFFICIAL GAZETTE	533
STAFFING SUMMARY

Chief Maritime Industry Development Specialist	17	18,037
Chief Administrative Officer	5	5,305
Chief Accountant	1	1,061
Chairman (Ex-Officio)	1
Member (Ex-Officio)	6

Total Key Positions	71	89,158

Other Positions

Administrative	243	70,374
Support to Technical	64	27,961
Technical	437	226,821

Total Other Positions	744	325,156

For the difference between the Authorized and Actual Salaries		5,509

Total Permanent Positions	815	419,823

Total Permanent Filled Positions	632	323,454

D. Office of Transportation Cooperatives

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions

Board Chairman I	1	1,745
Executive Director II	1	1,544
Chief Administrative Officer	1	1,061
Planning Officer V	1	1,061
Chief Cooperatives Development Specialist	1	1,061
Member (Ex-Officio)	6

Total Key Positions	5	6,472

Other Positions

Administrative	25	6,832
Support to Technical	9	4,200
Technical	4	1,993

Total Other Positions	38	13,025

For the difference between the Authorized and Actual Salaries		393

Total Permanent Positions	43	19,890

Total Permanent Filled Positions	38	16,450

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E. Office for Transportation Security

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions
Key Positions
Administrator III	1	2,228
Deputy Administrator III	1	1,972
Director IV	5	8,725
Attorney V	2	2,419
Chief Transportation Regulation Officer	5	5,305
Chief Administrative Officer	2	2,122

Total Key Positions	16	22,771

Other Positions
Administrative	29	12,183
Support to Technical	7	5,300
Technical	174	80,363

Total Other Positions	210	97,846

For the difference between the Authorized and Actual Salaries		186

Total Permanent Positions	226	120,803

Total Permanent Filled Positions	164	85,850

F. Philippine Coast Guard

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Engineer V	1	1,061

Total Key Positions	1	1,061

Other Positions

Administrative	196	57,283
Support to Technical	332	68,070
Technical	40	10,557

Total Other Positions	568	135,910

For the difference between the Authorized and Actual Salaries		1,182

Total Permanent Positions	569	138,153

JANUARY 3, 2022	OFFICIAL GAZETTE	535
STAFFING SUMMARY

Total Permanent Filled Positions	383	86,248

Total Uniformed Personnel	22,430	8,328,016
Total Filled Permanent and Uniformed	18,357	6,628,569

Total Filled Permanent and Uniformed	18,740	6,714,817

G. Toll Regulatory Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director II	1	1,544
Chief Public Utilities Regulation Officer	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	3	3,666

Other Positions
Administrative	10	3,442
Support to Technical	2	787
Technical	14	6,525

Total Other Positions	26	10,754

For the difference between the Authorized and Actual Salaries		480

Total Permanent Positions	29	14,900

Total Permanent Filled Positions	26	13,393

536	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XXVI. NATIONAL ECONOMIC AND DEVELOPMENT AUTHORITY

A. Office of the Secretary

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Department Undersecretary	4	8,913
Department Assistant Secretary	5	9,860
Director IV	31	54,095
Director III	25	38,600
Head Executive Assistant	1	1,544
Attorney V	3	3,627
Planning Officer V	1	1,061
Internal Auditor V	2	2,122
Information Technology Officer III	2	2,122
Information Officer V	2	2,122
Chief Economic Development Specialist	97	102,917
Chief Administrative Officer	22	23,342
Chief Accountant	1	1,061

Total Key Positions	197	254,665

Other Positions

Administrative	460	146,033
Support to Technical	56	25,602
Technical	683	388,276

Total Other Positions	1,199	559,911

For the difference between the Authorized and Actual Salaries		13,278

Total Permanent Positions	1,396	827,854

Total Permanent Filled Positions	1,140	685,521

B. Commission on Population and Development

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director III	1	1,544
Director I	16	19,344
Planning Officer V	1	1,061
Information Officer V	1	1,061
Project Evaluation Officer V	1	1,061
Chief Administrative Officer	2	2,122

JANUARY 3, 2022	OFFICIAL GAZETTE	537
STAFFING SUMMARY

Total Key Positions	23	28,421

Other Positions
Administrative	139	42,377
Support to Technical	27	10,172
Technical	164	72,390

Total Other Positions	330	124,939

For the difference between the Authorized and Actual Salaries		562

Total Permanent Positions	353	153,922

Total Permanent Filled Positions	302	136,181

C. Philippine National Volunteer Service Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Chief Volunteer Service Officer	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	3	3,867

Other Positions
Administrative	12	3,492
Support to Technical	4	1,417
Technical	11	6,218

Total Other Positions	27	11,127

For the difference between the Authorized and Actual Salaries		179

Total Permanent Positions	30	15,173

Total Permanent Filled Positions	24	12,363

D. Public-Private Partnership Center of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director V	1	2,228
Deputy Executive Director V	2	3,944
Director IV	6	10,470

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Director III	4	6,176
Attorney V	1	1,209
Information Officer V	1	1,061
Training Specialist V	1	1,061
Chief Administrative Officer	3	3,183
Project Evaluation Officer V	2	2,122
Project Development Officer V	1	1,061
Planning Officer V	2	2,122
Information Technology Officer III	1	1,061

Total Key Positions	25	35,698

Other Positions

Administrative	23	9,955
Support to Technical	19	11,801
Technical	61	36,516

Total Other Positions	103	58,272

For the difference between the Authorized and Actual Salaries		1,045

Total Permanent Positions	128	95,015

Total Permanent Filled Positions	119	90,029

E. Philippine Statistical Research and Training Institute

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Chief Statistical Specialist	2	2,122
Information Technology Officer III	1	1,061
Chief Administrative Officer	1	1,061
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	5	5,989

Other Positions

Administrative	13	4,705
Support to Technical	2	964
Technical	25	11,622

Total Other Positions	40	17,291

For the difference between the Authorized and Actual Salaries		262

Total Permanent Positions	45	23,542

Total Permanent Filled Positions	41	21,484

JANUARY 3, 2022	OFFICIAL GAZETTE	539
STAFFING SUMMARY

F. Philippine Statistics Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

National Statistician	1	2,228
Deputy National Statistician	4	7,888
Assistant National Statistician	9	15,705
Director III	4	6,176
Director II	17	23,239
Chief Administrative Officer	20	21,220
Planning Officer V	1	1,061
Chief Accountant	1	1,061
Internal Auditor V	1	1,061
Information Technology Officer III	5	5,305
Information Officer V	1	1,061
Project Development Officer V	2	2,122
Project Evaluation Officer V	1	1,061
Registration Officer V	4	4,244
Chief Statistical Specialist	130	137,929

Total Key Positions	201	231,361

Other Positions

Administrative	1,051	309,660
Support to Technical	11	5,485
Technical	1,878	792,781

Total Other Positions	2,940	1,107,926

For the difference between the Authorized and Actual Salaries		5,347

Total Permanent Positions	3,141	1,344,634

Total Permanent Filled Positions	2,344	1,019,540

G. Tariff Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,228
Commission Member III	2	3,944
Director III	2	3,088
Director II	1	1,367
Attorney V	1	1,209
Chief Tariff Specialist	4	4,244

540	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Chief Administrative Officer	2	2,122
Information Technology Officer III	1	1,061

Total Key Positions	14	19,263

Other Positions

Administrative	45	16,099
Support to Technical	5	2,487
Technical	47	24,853

Total Other Positions	97	43,439

For the difference between the Authorized and Actual Salaries		1,028

Total Permanent Positions	111	63,730

Total Permanent Filled Positions	79	46,760

JANUARY 3, 2022	OFFICIAL GAZETTE	541
STAFFING SUMMARY

XXVII. PRESIDENTIAL COMMUNICATIONS OPERATIONS OFFICE

A. Presidential Communications Operations Office (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Press Secretary	1	3,279
Deputy Press Secretary	6	13,370
Director V	1	1,972
Assistant Press Secretary	7	13,804
Assistant Cabinet Secretary	1	1,972
Director IV	2	3,490
Director III	5	7,721
Head Executive Assistant	1	1,544
Planning Officer V	2	2,122
Information Technology Officer III	1	1,061
Information Officer V	1	1,061
Executive News Editor	1	1,061
Chief Administrative Officer	3	3,183
Project Development Officer V	1	1,061
Chief Accountant	1	1,061

Total Key Positions	34	57,762

Other Positions

Administrative	139	57,081
Support to Technical	19	9,971
Technical	28	12,718

Total Other Positions	186	79,770

For the difference between the Authorized and Actual Salaries		902

Total Permanent Positions	220	138,434

Total Permanent Filled Positions	147	112,512

B. Bureau of Broadcast Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Broadcast Operations Chief	5	5,305

542	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Engineer V	1	1,061
Chief Administrative Officer	2	2,122

Total Key Positions	10	11,777

Other Positions

Administrative	226	64,633
Support to Technical	46	21,196
Technical	686	284,983

Total Other Positions	958	370,812

For the difference between the Authorized and Actual Salaries		6,812

Total Permanent Positions	968	389,401

Total Permanent Filled Positions	482	197,761

C. Bureau of Communications Services

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Information Officer V	1	1,061
Planning Officer V	1	1,061
Production Planning and Control Officer V	1	1,061
Chief Administrative Officer	1	1,061

Total Key Positions	5	5,989

Other Positions

Administrative	61	16,234
Support to Technical	6	3,728
Technical	22	11,434

Total Other Positions	89	31,396

For the difference between the Authorized and Actual Salaries		412

Total Permanent Positions	94	37,797

Total Permanent Filled Positions	70	29,618

D. National Printing Office

STAFFING SUMMARY

JANUARY 3, 2022	OFFICIAL GAZETTE	543
STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Superintendent of Printing	1	1,367
Assistant Superintendent of Printing	1	1,209
Engineer V	1	1,061
Printing Operation Chief	4	4,244
Chief Administrative Officer	2	2,122
Sales and Promotion Supervisor V	1	1,061
Production Planning and Control Officer V	1	1,061

Total Key Positions	13	15,414

Other Positions

Administrative	200	52,640
Support to Technical	27	10,400
Technical	249	77,972

Total Other Positions	476	141,012

For the difference between the Authorized and Actual Salaries		2,332

Total Permanent Positions	489	158,758

Total Permanent Filled Positions	307	8,209

E. News and Information Bureau

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745
Director III	1	1,544
Chief Administrative Officer	1	1,061
Media Accreditation and Relations Officer V	1	1,061
Executive News Editor	2	2,122

Total Key Positions	6	7,533

Other Positions

Administrative	57	15,396
Support to Technical	43	15,527
Technical	157	71,619

Total Other Positions	257	102,542

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For the difference between the Authorized and Actual Salaries		1,754

Total Permanent Positions	263	111,829

Total Permanent Filled Positions	144	62,053

F. Philippine Information Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,228
Director V	1	1,972
Director IV	1	1,745
Information Officer V	2	2,122
Chief Administrative Officer	2	2,122

Total Key Positions	7	10,189

Other Positions
Administrative	114	30,646
Support to Technical	52	14,791
Technical	261	135,620

Total Other Positions	427	181,057

For the difference between the Authorized and Actual Salaries		4,309

Total Permanent Positions	434	195,555

Total Permanent Filled Positions	330	150,606

G. Presidential Broadcast Staff (RTVM)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Development Management Officer V	1	1,061
Media Production Specialist V	2	2,122
Chief Administrative Officer	1	1,061

Total Key Positions	5	5,989

Other Positions

Administrative	34	9,255

JANUARY 3, 2022	OFFICIAL GAZETTE	545
STAFFING SUMMARY

Support to Technical	16	6,047
Technical	78	31,529

Total Other Positions	128	46,831

For the difference between the Authorized and Actual Salaries		1,693

Total Permanent Positions	133	54,513

Total Permanent Filled Positions	126	50,344

546	OFFICIAL GAZETTE	VOL. 118, NO. 1
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A. Anti-Red Tape Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,279
Deputy Director-General	3	6,684
Director IV	5	8,725
Attorney VI	2	2,734
Project Development Officer V	11	11,671
Special Investigator V	1	1,061
Chief Administrative Officer	11	11,670

Total Key Positions	34	45,824

Other Positions

Administrative	54	21,853
Technical	120	64,585

Total Other Positions	174	86,438

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	208	132,262

Total Permanent Filled Positions	99	68,044

B. Climate Change Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Department Secretary	1	3,279
Commission Member IV	2	4,457
Deputy Executive Director V	1	1,972
Attorney V	1	1,209
Information Officer V	1	1,061
International Science Relations Officer V	1	1,061
Chief Administrative Officer	1	1,061
Planning Officer V	2	2,122
Chairman (Ex-Officio)	1

Total Key Positions	10	16,222

Other Positions
Administrative	36	18,121
Technical	30	15,550

JANUARY 3, 2022	OFFICIAL GAZETTE	547
STAFFING SUMMARY

Technical	30	15,550

Total Other Positions	66	33,671

For the difference between the Authorized and Actual Salaries		61

Total Permanent Positions	76	49,954

Total Permanent Filled Positions	67	44,974

C. Commission on Filipinos Overseas

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Executive Director V	1	2,228
Chief Administrative Officer	1	1,061
Information Technology Officer III	1	1,061
Chief Emigrant Services Officer	3	3,183
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	1

Total Key Positions	7	10,812

Other Positions
Administrative	24	8,429
Technical	50	27,636

Total Other Positions	74	36,065

For the difference between the Authorized and Actual Salaries		591

Total Permanent Positions	81	47,468

Total Permanent Filled Positions	76	44,977

D. Commission on Higher Education

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,279
Commission Chairman IV	1	3,279
Commission Member IV	4	8,913
Commissioner III	4	8,913

548	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Executive Director IV	2	3,944
Deputy Executive Director IV	1	1,745
Director IV	22	38,390
Director III	7	10,808
Attorney V	2	2,418
Information Technology Officer III	1	1,061
Financial and Management Officer II	1	1,061
Chief Education Program Specialist	30	31,830
Chief Administrative Officer	19	20,159
Chief Accountant	2	2,122

Total Key Positions	97	137,922

Other Positions
Administrative	276	91,570
Support to Operations	3	1,805
Technical	299	180,789

Total Other Positions	578	274,164

For the difference between the Authorized and Actual Salaries		8,474

Total Permanent Positions	675	420,560

Total Permanent Filled Positions	532	338,595

E. Commission on the Filipino Language

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	2	4,457
Director IV	1	1,745
Chief Language Researcher	4	4,244
Chief Administrative Officer	1	1,061

Total Key Positions	9	14,786

Other Positions
Administrative	26	8,284
Support to Technical	1	840
Technical	29	17,201

Total Other Positions	56	26,325

For the difference between the Authorized and Actual Salaries		813

Total Permanent Positions	65	41,924

Total Permanent Filled Positions	47	33,171

JANUARY 3, 2022	OFFICIAL GAZETTE	549
STAFFING SUMMARY

F. Dangerous Drugs Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman IV	1	3,279
Board Member IV	2	4,456
Executive Director V	1	2,228
Deputy Executive Director V	2	3,944
Attorney V	1	1,209
Health Education and Promotion Officer V	1	1,061
Chief Administrative Officer	1	1,061
Statistician V	1	1,061
Member (Ex-Officio)	5
Chairman (Ex-Officio)	1

Total Key Positions	10	18,299

Other Positions

Administrative	76	21,012
Support to Technical	14	6,344
Technical	50	25,113

Total Other Positions	140	52,469

For the difference between the Authorized and Actual Salaries		909

Total Permanent Positions	150	71,677

Total Permanent Filled Positions	105	53,540

G. Energy Regulatory Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,099
Commission Member IV	4	9,917
Executive Director III	1	2,066
Director III	7	11,570
Head Executive Assistant	1	1,124
Administrative Officer V	5	5,622
Attorney V	5	5,622
Chief Energy Regulation Officer	11	12,368

550	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Engineer V	1	1,124
Financial and Management Officer II	1	1,124
Information Officer V	2	2,249
Information Technology Officer III	1	1,124
Planning Officer V	1	1,124

Total Key Positions	41	58,133

Other Positions

Administrative	126	66,908
Technical	214	116,751

Total Other Positions	340	183,659

For the difference between the Authorized and Actual Salaries		398

Total Permanent Positions	381	242,190

Less: No. and Amount of Salary Lapses/Savings from Unfilled Positions/Chargeable Against Savings	85	53,705

Total Permanent Filled Positions	296	188,485

H. Film Development Council of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council Chairman III	1	2,228
Executive Director III	1	1,745
Chief Administrative Officer	1	1,061
Project Development Officer V	2	2,122

Total Key Positions	5	7,156

Other Positions

Administrative	10	4,266
Support to Technical	2	846
Technical	17	7,849

Total Other Positions	29	12,961

For the difference between the Authorized and Actual Salaries		129

Total Permanent Positions	34	20,246

Total Permanent Filled Positions	24	16,064

JANUARY 3, 2022	OFFICIAL GAZETTE	551
STAFFING SUMMARY

I. Games and Amusements Board

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,972
Board Member II	2	3,490
Attorney V	1	1,209
Chief Sports and Games Regulation Officer	3	3,183
Chief Administrative Officer	1	1,061

Total Key Positions	8	10,915

Other Positions

Administrative	37	14,933
Support to Technical	9	3,914
Technical	112	36,666

Total Other Positions	158	55,513

For the difference between the Authorized and Actual Salaries		1,434

Total Permanent Positions	166	67,862

Total Permanent Filled Positions	143	61,293

J. Governance Commission for Government-Owned or Controlled Corporations

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	2	4,457
Director IV	5	8,725
Director III	3	4,632
Attorney V	1	1,209
Corporate Governance Officer V	9	9,549
Chief Administrative Officer	4	4,244
Planning Officer V	1	1,061
Information Technology Officer III	2	2,122

Total Key Positions	28	39,278

Other Positions

Administrative	33	13,568

552	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Support to Technical	9	9,454
Technical	161	82,455

Total Other Positions	203	105,477

For the difference between the Authorized and Actual Salaries		455

Total Permanent Positions	231	145,210

Total Permanent Filled Positions	84	72,565

K. Mindanao Development Authority

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairperson	1	3,279
Executive Director V	1	2,228
Deputy Executive Director V	1	1,972
Director IV	3	5,235
Director III	2	3,088
Development Management Officer V	10	10,610
Chief Administrative Officer	2	2,122
Information Technology Officer III	1	1,061

Total Key Positions	21	29,595

Other Positions

Administrative	31	8,953
Support to Technical	6	4,759
Technical	76	39,759

Total Other Positions	113	53,471

For the difference between the Authorized and Actual Salaries		908

Total Permanent Positions	134	83,974

Total Permanent Filled Positions	90	59,812

L. Movie and Television Review and Classification Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,972
Executive Director II	1	1,544

JANUARY 3, 2022	OFFICIAL GAZETTE	553
STAFFING SUMMARY

Attorney V	1	1,209
Registration Officer V	1	1,061
Chief Administrative Officer	1	1,061
Vice Chairman (Ex-Officio)	1
Member (Ex-Officio)	30

Total Key Positions	5	6,847

Other Positions

Administrative	23	7,433
Support to Technical	11	3,174
Technical	21	8,639

Total Other Positions	55	19,246

For the difference between the Authorized and Actual Salaries		400

Total Permanent Positions	60	26,493

Total Permanent Filled Positions	47	20,949

M. National Commission for Culture and the Arts

M.1. National Commission for Culture and the Arts (Proper)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Accountant	1	1,061
Planning Officer V	2	2,122
Chief Administrative Officer	1	1,061
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1
Vice Chairman (Ex-Officio)	1

Total Key Positions	6	7,533

Other Positions

Administrative	12	4,031
Support to Technical	1	670
Technical	15	7,755

Total Other Positions	28	12,456

554	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

For the difference between the Authorized and Actual Salaries		615

Total Permanent Positions	34	20,604

Total Permanent Filled Positions	33	20,390

M.2. National Historical Commission of the Philippines

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,228
Executive Director III	1	1,745
Deputy Executive Director III	2	3,089
Chief History Researcher	2	2,122
Chief Historic Sites Development Officer	1	1,061
Chief Science Research Specialist	1	1,061
Chief Administrative Officer	1	1,061
Member (Part-Time)	4
Member (Ex-Officio)	4
Chairman (Ex-Officio)	1

Total Key Positions	9	12,367

Other Positions

Administrative	69	17,554
Support to Technical	8	2,069
Technical	149	56,816

Total Other Positions	226	76,439

For the difference between the Authorized and Actual Salaries		1,403

Total Permanent Positions	235	90,209

Total Permanent Filled Positions	182	68,902

M.3. National Library of the Philippines (The National Library)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director IV	1	1,745

JANUARY 3, 2022	OFFICIAL GAZETTE	555
STAFFING SUMMARY

Director III	1	1,544
Chief Administrative Officer	1	1,061
Librarian V	7	7,427
Information Technology Officer III	1	1,061

Total Key Positions	11	12,838

Other Positions

Administrative	59	13,968
Support to Technical	7	1,630
Technical	73	34,770

Total Other Positions	139	50,368

For the difference between the Authorized and Actual Salaries		1,483

Total Permanent Positions	150	64,689

Total Permanent Filled Positions	118	50,323

M.4. National Archives of the Philippines (Records Management and Archives Office)

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	2	3,089
Chief Administrative Officer	1	1,061
Chief Records Management Analyst	2	2,122
Information Technology Officer III	1	1,061
Training Specialist V	1	1,061
Chief Archivist	2	2,122

Total Key Positions	10	12,261

Other Positions

Administrative	51	11,228
Support to Technical	1	245
Technical	96	36,307

Total Other Positions	148	47,780

For the difference between the Authorized and Actual Salaries		737

Total Permanent Positions	158	60,778

Total Permanent Filled Positions	123	47,323

556	OFFICIAL GAZETTE	VOL. 118, NO. 1
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N. National Commission of Senior Citizens

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	3	6,685
Head Executive Assistant	1	1,544

Total Key Positions	5	11,508

Other Positions

Administrative	22	11,996

Total Other Positions	22	11,996

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	27	23,504

Total Permanent Filled Positions	18	19,501

O. National Intelligence Coordinating Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,228
Director V	2	3,944
Director IV	7	12,215
Director III	2	3,088
Director II	24	32,808
Director I	15	18,135
Chief Accountant	1	1,061
Planning Officer V	1	1,061
National Intelligence Specialist V	60	63,660
Internal Auditor V	1	1,061
Information Technology Officer III	1	1,061
Chief Administrative Officer	8	8,488

Total Key Positions	123	148,810

Other Positions

Administrative	128	35,481
Support to Technical	89	24,716

JANUARY 3, 2022	OFFICIAL GAZETTE	557
STAFFING SUMMARY

Technical	540	191,449

Total Other Positions	757	251,646

Total Permanent Positions	880	400,456

Total Permanent Filled Positions	812	371,278

P. National Security Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,279
Deputy Director-General	3	6,685
Assistant Director-General	5	9,860
Director V	1	1,972
Director IV	3	5,235
Head Executive Assistant	1	1,544
Director III	6	9,264
National Security Specialist V	14	14,854

Total Key Positions	34	52,693

Other Positions

Administrative	38	13,710
Support to Technical	11	3,046
Technical	51	31,489

Total Other Positions	100	48,245

For the difference between the Authorized and Actual Salaries		1,638

Total Permanent Positions	134	102,576

Total Permanent Filled Positions	120	95,963

Q. Optical Media Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Board Chairman II	1	1,972

558	OFFICIAL GAZETTE	VOL. 118, NO. 1
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Executive Director II	1	1,544
Attorney V	1	1,209
Licensing Officer V	1	1,061
Intelligence Officer V	1	1,061
Chief Administrative Officer	1	1,061
Member (Ex-Officio)	8

Total Key Positions	6	7,908

Other Positions

Administrative	25	7,460
Support to Technical	8	4,439
Technical	38	15,794

Total Other Positions	71	27,693

For the difference between the Authorized and Actual Salaries		880

Total Permanent Positions	77	36,481

Total Permanent Filled Positions	72	35,131

R. Philippine Competition Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman	1	6,473
Commissioner	4	17,135
PCC Executive Director	1	2,642
PCC Director IV	7	15,845
PCC Director III	5	8,134
PCC Head Executive Assistant	1	1,641
PCC Attorney V	5	7,470
PCC Economist V	3	3,441
PCC Information Technology Officer III	1	1,164
PCC Chief Administrative Officer	3	3,476
PCC Chief Accountant	1	1,147
PCC Planning Officer V	1	1,164
PCC Investigation Agent V	1	1,164
PCC Competition Policy Research Officer V	1	1,147
PCC Information Officer V	1	1,164
PCC Training Specialist V	1	1,147

Total Key Positions	37	74,354

JANUARY 3, 2022	OFFICIAL GAZETTE	559
STAFFING SUMMARY

Other Positions

Administrative	90	41,993
Support to Technical	17	6,162
Technical	89	60,359

Total Other Positions	196	108,514

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	233	182,868

Total Permanent Filled Positions	233	182,868

S. Philippine Drug Enforcement Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director VI	1	2,228
Director V	2	3,944
Director III	28	43,232
Director II	23	31,441
Attorney V	4	4,836
Chief Accountant	1	1,061
Intelligence Officer V	3	3,183
Chemist V	3	3,183
Information Technology Officer III	1	1,061
Information Officer V	2	2,122
Dangerous Drugs Regulation Officer V	2	2,122
Investigation Agent V	26	27,586
Planning Officer V	1	1,061
Special Investigator V	1	1,061
Training Specialist V	1	1,061
Chief Administrative Officer	23	24,403

Total Key Positions	122	153,585

Other Positions

Administrative	458	128,244
Support to Technical	419	163,525
Technical	2,194	943,497

Total Other Positions	3,071	1,235,266

For the difference between the Authorized and Actual Salaries		11,877

Total Permanent Positions	3,193	1,400,728

Total Permanent Filled Positions	2,898	1,255,753

560	OFFICIAL GAZETTE	VOL. 118, NO. 1
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T. Philippine Racing Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Attorney V	1	1,209
Chief Sports and Games Regulation Officer	2	2,122
Chief Accountant	1	1,061
Member (Ex-Officio)	6
Chairman (Ex-Officio)	1

Total Key Positions	6	7,681

Other Positions

Administrative	39	12,747
Support to Technical	5	2,699
Technical	43	16,911

Total Other Positions	87	32,357

For the difference between the Authorized and Actual Salaries		644

Total Permanent Positions	93	40,682

Total Permanent Filled Positions	72	33,493

U. Philippine Space Agency

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Director-General	1	3,279
Deputy Director-General	3	6,685
Director IV	6	10,470
Attorney V	1	1,209
Chief Science Research Specialist	10	10,610
Information Officer V	1	1,061
Chief Administrative Officer	2	2,122
Planning Officer V	1	1,061
Project Development Officer V	1	1,061
Information Technology Officer III	1	1,061

Total Key Positions	27	38,619

JANUARY 3, 2022	OFFICIAL GAZETTE	561
STAFFING SUMMARY

Other Positions

Administrative	52	27,078

Technical	115	59,251

Total Other Positions	167	86,329

For the difference between the Authorized and Actual Salaries

Total Permanent Positions	194	124,948

Total Permanent Filled Positions	16	14,788

V. Philippine Sports Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman III	1	2,228
Commission Member III	4	7,888
Executive Director III	1	1,745
Deputy Executive Director III	2	3,088
Chief Administrative Officer	2	2,122
Chief Sports and Games Regulation Officer	2	2,122
Chief Accountant	1	1,061
Project Development Officer V	1	1,061
Project Development Officer III	1	542

Total Key Positions	15	21,857

Other Positions

Administrative	73	20,279
Support to Technical	10	4,160
Technical	29	15,217

Total Other Positions	112	39,656

For the difference between the Authorized and Actual Salaries		1,690

Total Permanent Positions	127	63,203

Total Permanent Filled Positions	107	54,259

562	OFFICIAL GAZETTE	VOL. 118, NO. 1
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W. Presidential Legislative Liaison Office

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presidential Adviser on Legislative Affairs	1	3,279
Presidential Legislative Assistant	4	8,913
Presidential Legislative Liaison Officer III	3	5,916
Presidential Legislative Liaison Officer II	2	3,490
Head Executive Assistant	1	1,544
Presidential Legislative Liaison Officer I	8	8,488
Chief Administrative Officer	1	1,061

Total Key Positions	20	32,691

Other Positions

Administrative	31	12,876
Technical	5	4,199

Total Other Positions	36	17,075

For the difference between the Authorized and Actual Salaries		1,175

Total Permanent Positions	56	50,941

Total Permanent Filled Positions	52	46,241

X. Presidential Management Staff

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Cabinet Secretary	1	3,279
Director VI	3	6,685
Director V	6	11,832
Director IV	17	29,665
Director III	12	18,529
Attorney V	1	1,209
Chief Accountant	1	1,061
Presidential Staff Officer VI	31	32,890
Planning Officer V	2	2,122
Chief Administrative Officer	9	9,549

Total Key Positions	83	116,821

JANUARY 3, 2022	OFFICIAL GAZETTE	563
STAFFING SUMMARY

Other Positions

Administrative	134	41,830
Support to Technical	14	9,104
Technical	190	103,841

Total Other Positions	338	154,775

For the difference between the Authorized and Actual Salaries		5,086

Total Permanent Positions	421	276,682

Total Permanent Filled Positions	264	161,128

564	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XXIX. JOINT LEGISLATIVE-EXECUTIVE COUNCILS

A. Legislative-Executive Development Advisory Council

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Other Positions
Technical	3	2,519

Total Other Positions	3	2,519

For the difference between the Authorized and Actual Salaries		38

Total Permanent Positions	3	2,557

Total Permanent Filled Positions	3	2,557

JANUARY 3, 2022	OFFICIAL GAZETTE	565
STAFFING SUMMARY

XXX. THE JUDICIARY

A. Supreme Court of the Philippines and the Lower Courts

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chief Justice of the Supreme Court	1	3,910
Associate Justice of the Supreme Court	14	45,911
PHILJA Chancellor	1	3,279
PHILJA Vice-Chancellor	1	2,228
Court Administrator of the Supreme Court	1	2,228
Deputy Court Administrator of the Supreme Court	3	6,684
Assistant Court Administrator of the Supreme Court	3	6,684
Council Member IV	4	8,913
Executive Clerk of Court V	1	2,228
Jurisconsult	1	2,228
Chief Justice Staff Head	2	3,944
Director V	3	5,916
PHILJA Executive Secretary	1	1,972
Regional Trial Court Judge	1,346	2,654,291
Executive Clerk of Court IV	4	7,888
Sharia District Court Judge	5	9,860
Metro Trial Court Judge	169	294,926
Executive Clerk of Court Ill	3	5,235
Director IV	29	50,605
Judicial Staff Head	28	48,863
Director III	24	37,058
Head Executive Assistant	1	1,544
Court Attorney VI	181	279,526
City Trial Court Judge	257	448,497
Municipal Circuit Trial Court Judge	468	816,718
Clerk of Court VII	10	13,667
Court Attorney V	54	73,802
Municipal Trial Court Judge	366	638,715
PHILJA Attorney V	2	2,733
Sharia Circuit Court Judge	51	89,001
Director II	2	2,734
PHILJA Attorney IV	7	8,463
Medical Officer V	1	1,209
Director I	2	2,419
Court Attorney IV	78	94,330
Clerk of Court VI	305	368,883
Chief Judicial Staff Officer	1	1,209
Assistant Superintendent of Printing	1	1,209
Supply Officer V	2	2,122
Statistician V	1	1,061
Security Officer V	1	1,061
Project Development Officer V	1	1,061
Planning Officer V	1	1,061
PHILJA Attorney III	2	2,122
Librarian V	2	2,122
Information Technology Officer III	4	4,244
Information Officer V	2	2,122

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Human Resource Management Officer V	8	8,488
Fiscal Examiner V	2	2,122
Fiscal Controller V	1	1,061
Financial and Management Officer II	1	1,061
Engineer V	1	1,061
Development Management Officer V	1	1,061
Management and Audit Analyst V	3	3,183
Court Attorney III	1	1,061
Clerk of Court V	1,288	1,366,465
Chief Accountant	1	1,061
Records Officer V	12	12,732
Cashier V	3	3,183
Building Official	1	1,061
Budget Officer V	2	2,122
Administrative Officer V (for Judiciary and Congress)	7	7,427
Clerk of Court IV	79	74,375

Total Key Positions	4,858	7,554,010

Other Positions

Administrative	11,037	2,249,573
Support to Technical	19,875	5,856,232
Technical	2,604	1,424,802

Total Other Positions	33,516	9,530,607

For the difference between the Authorized and Actual Salaries		396,835

Total Permanent Positions	38,374	17,481,452

Total Permanent Filled Positions	26,041	12,073,129

B. Presidential Electoral Tribunal

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Clerk of the Electoral Tribunal	1	2,228
Deputy Clerk of the Electoral Tribunal	1	1,972
Chief Judicial Staff Officer	21	25,399

Total Key Positions	23	29,599

Other Positions

Administrative	28	5,038
Support to Technical	32	8,027
Technical	68	50,250

Total Other Positions	128	63,315

For the difference between the Authorized and Actual Salaries		46

JANUARY 3, 2022	OFFICIAL GAZETTE	567
STAFFING SUMMARY

Total Permanent Positions	151	92,960

Total Permanent Filled Positions	67	45,071

C. Sandiganbayan

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Sandiganbayan	1	3,279
Associate Justice, Sandiganbayan	20	44,567
Executive Clerk of Court IV	1	1,972
Executive Clerk of Court III	7	12,216
Executive Clerk of Court II	7	10,810
Director III	1	1,544
Court Attorney V	43	58,768
Court Attorney IV	44	53,215
Information Technology Officer III	1	1,061
Financial and Management Officer II	1	1,061
Records Officer V	1	1,061
Administrative Officer V (for Judiciary and Congress)	1	1,061

Total Key Positions	128	190,615

Other Positions

Administrative	255	55,737
Support to Technical	153	72,598
Technical	28	18,433

Total Other Positions	436	146,768

For the difference between the Authorized and Actual Salaries		4,704

Total Permanent Positions	564	342,087

Total Permanent Filled Positions	454	288,316

D. Court of Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice, Court of Appeals	1	3,279
Associate Justice, Court of Appeals	68	151,527
Executive Clerk of Court IV	1	1,972
Executive Clerk of Court III	26	45,372
Executive Clerk of Court II	23	35,520
Court of Appeals Reporter II	1	1,745

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Court Attorney V	139	189,969
Court of Appeals Reporter I	1	1,544
Court Attorney IV	140	169,324
Medical Officer V	1	1,209
Chief Accountant	1	1,061
Cashier V	1	1,061
Budget Officer V	1	1,061
Human Resource Management Officer V	1	1,061
Administrative Officer V (for Judiciary and Congress)	1	1,061
Supply Officer V	1	1,061
Records Officer V	1	1,061
Management and Audit Analyst V	1	1,061
Librarian V	1	1,061
Information Technology Officer III	1	1,061
Information Officer V	1	1,061

Total Key Positions	412	613,132

Other Positions

Administrative	730	164,690
Support to Technical	538	330,972
Technical	97	27,699

Total Other Positions	1,365	523,361

For the difference between the Authorized and Actual Salaries		19,656

Total Permanent Positions	1,777	1,156,149

Total Permanent Filled Positions	1,406	905,784

E. Court of Tax Appeals

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Presiding Justice	1	3,279
Associate Justice	8	17,826
Executive Clerk of Court IV	1	1,972
Director IV	2	3,490
Executive Clerk of Court III	4	6,980
Head Executive Assistant	1	1,544
Executive Clerk of Court II	3	4,633
Director II	2	2,734
Court Attorney V	18	24,599
Court Attorney IV	2	2,418
Chief Tax Specialist	3	3,183
Chief Accountant	1	1,061
Cashier V	1	1,061
Budget Officer V	1	1,061
Information Technology Officer III	1	1,061

JANUARY 3, 2022	OFFICIAL GAZETTE	569
STAFFING SUMMARY

Administrative Officer V (for Judiciary and Congress)	2	2,122
Supply Officer V	1	1,061
Management and Audit Analyst V	1	1,061

Total Key Positions	53	81,146

Other Positions

Administrative	172	58,165
Support to Technical	76	41,293
Technical	54	48,983

Total Other Positions	302	148,441

For the difference between the Authorized and Actual Salaries		4,551

Total Permanent Positions	355	234,138

Total Permanent Filled Positions	272	186,256

570	OFFICIAL GAZETTE	VOL. 118, NO. 1
GENERAL APPROPRIATIONS ACT, FY 2022

XXXI. CIVIL SERVICE COMMISSION

A. Civil Service Commission

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,279
Commissioner, Constitutional Commission	2	4,456
Assistant Commissioner, Constitutional Commission	4	7,888
Director IV	29	50,605
Director Ill	33	50,955
Director II	94	128,498
Attorney VI	21	28,707
Conciliator	6	7,255
Attorney V	1	1,209
Librarian V	1	1,061
Engineer V	1	1,061
Chief Personnel Specialist	106	112,466
Chief Administrative Officer	4	4,244
Chief Accountant	1	1,061

Total Key Positions	304	402,745

Other Positions

Administrative	376	117,418
Support to Technical	28	21,584
Technical	738	436,798

Total Other Positions	1,142	575,800

For the difference between the Authorized and Actual Salaries		24,315

Total Permanent Positions	1,446	1,002,860

Total Permanent Filled Positions	1,220	834,849

B. Career Executive Service Board

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director IV	1	1,972
Director Ill	2	3,088
Attorney V	1	1,209
Chief Personnel Specialist	3	3,183
Chief Administrative Officer	1	1,061

Total Key Positions	8	10,513

JANUARY 3, 2022	OFFICIAL GAZETTE	571
STAFFING SUMMARY

Other Positions

Administrative	19	6,251
Support to Technical	5	2,894
Technical	22	12,783

Total Other Positions	46	21,928

For the difference between the Authorized and Actual Salaries		643

Total Permanent Positions	54	33,084

Total Permanent Filled Positions	36	21,358

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XXXII. COMMISSION ON AUDIT

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,279
Commissioner, Constitutional Commission	2	4,457
Assistant Commissioner, Constitutional Commission	8	15,776
Director IV	42	73,290
Head Executive Assistant	1	1,544
Director III	37	57,128
Attorney VI	37	50,579
State Technical Audit Specialist V	26	35,542
State Auditor V	354	483,826
Director II	1	1,367
Medical Officer V	1	1,209
Board Secretary VI	1	1,209
Information Technology Officer III	3	3,183
Chief Administrative Officer	30	31,830
Chief Accountant	1	1,061
Training Specialist V	2	2,122
State Auditor IV	1,407	1,492,715
Internal Auditor V	2	2,122

Total Key Positions	1,956	2,262,239

Other Positions

Administrative	1,901	626,485
Technical	10,245	6,218,601

Total Other Positions	12,146	6,845,086

For the difference between the Authorized and Actual Salaries		124,790

Total Permanent Positions	14,102	9,232,115

Total Permanent Filled Positions	8,276	5,590,239

JANUARY 3, 2022	OFFICIAL GAZETTE	573
STAFFING SUMMARY

XXXIII. COMMISSION ON ELECTIONS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Chairman, Constitutional Commission	1	3,279
Commissioner, Constitutional Commission	6	13,370
Executive Director IV	1	1,972
Deputy Executive Director IV	2	3,490
Director IV	29	50,605
Director III	28	43,232
Clerk of the Commission	1	1,544
Head Executive Assistant	1	1,544
Provincial Election Supervisor IV	29	39,633
Attorney VI	17	23,235
Provincial Election Supervisor III	28	33,863
Board Secretary VI	1	1,209
Attorney V	1	1,209
Medical Officer V	1	1,209
Administrative Officer V (for Judiciary and Congress)	1	1,061
Statistician V	1	1,061
Records Officer V	1	1,061
Public Relations Officer V	1	1,061
Provincial Election Supervisor II	18	19,098
Planning Officer V	1	1,061
Management and Audit Analyst V	1	1,061
Internal Auditor V	2	2,122
Information Technology Officer III	3	3,183
Information Officer V	1	1,061
Identification Officer II	1	1,061
Records Officer V	1	1,061
Chief Administrative Officer	11	11,671
Chief Accountant	2	2,122
Provincial Election Supervisor I	4	3,764

Total Key Positions	195	270,903

Other Positions

Administrative	897	213,812
Support to Technical	379	162,626
Technical	4,239	1,537,671

Total Other Positions	5,515	1,914,109

For the difference between the Authorized and Actual Salaries		44,369

Total Permanent Positions	5,710	2,229,381

Total Permanent Filled Positions	4,889	1,923,664

574	OFFICIAL GAZETTE	VOL. 118, NO. 1
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XXXIV. OFFICE OF THE OMBUDSMAN

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Ombudsman	1	3,279
Deputy Ombudsman	4	8,912
Special Prosecutor	1	2,228
Overall Deputy Ombudsman	1	2,228
Deputy Special Prosecutor	5	9,860
Assistant Ombudsman	16	31,552
Assistant Special Prosecutor Ill	30	52,351
Graft Investigation and Prosecution Officer IV	37	64,565
Graft Investigation Officer Ill	7	12,215
Director IV	26	45,370
Head Executive Assistant	1	1,544
Graft Investigation and Prosecution Officer Ill	148	228,561
Assistant Special Prosecutor II	60	92,656
Graft Investigation Officer II	44	67,951
Assistant Special Prosecutor I	54	73,802
Graft Investigation Officer I	36	49,203
Graft Investigation and Prosecution Officer II	188	256,941
Director II	2	2,734
Graft Investigation and Prosecution Officer I	72	87,079
Project Development Officer V	1	1,061
Media Accreditation and Relations Officer V	1	1,061
Information Technology Officer Ill	2	2,122
Information Officer V	1	1,061
Graft Prevention and Control Officer V	29	30,768
Chief Administrative Officer	15	15,915
Project Evaluation Officer V	2	2,122
Chief Accountant	1	1,061

Total Key Positions	785	1,148,202

Other Positions

Administrative	718	212,249
Support to Technical	351	144,181
Technical	512	321,453

Total Other Positions	1,581	677,883

For the difference between the Authorized and Actual Salaries		25,944

Total Permanent Positions	2,366	1,852,029

Total Permanent Filled Positions	1,293	998,882

JANUARY 3, 2022	OFFICIAL GAZETTE	575
STAFFING SUMMARY

XXXV. COMMISSION ON HUMAN RIGHTS

A. COMMISSION ON HUMAN RIGHTS

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Commission Chairman IV	1	3,279
Commission Member IV	4	8,913
Executive Director IV	1	1,972
Director IV	7	12,215
Director III	2	3,088
Head Executive Assistant	1	1,544
Attorney VI	21	28,702
Planning Officer V	1	1,061
Medico-Legal Officer IV	1	1,061
Information Technology Officer III	1	1,061
Information Officer V	3	3,183
Development Management Officer V	4	4,244
Chief Administrative Officer	3	3,183
Project Development Officer V	1	1,061
Special Investigator V	1	1,061
Security Officer V	1	1,061
Training Specialist V	1	1,061
Chief Accountant	1	1,061

Total Key Positions	55	78,811

Other Positions

Administrative	232	62,815
Support to Technical	156	69,365
Technical	411	249,183

Total Other Positions	799	381,363

For the difference between the Authorized and Actual Salaries		4,192

Total Permanent Positions	854	464,366

Total Permanent Filled Positions	663	362,891

B. HUMAN RIGHTS VIOLATIONS VICTIMS’ MEMORIAL COMMISSION

STAFFING SUMMARY

(Amount, In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Executive Director III	1	1,745
Deputy Executive Director III	1	1,544
Chief Administrative Officer	1	1,061
Chief History Researcher	1	1,061
Museum Curator II	1	1,061

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Chief History Researcher	1	1,061
Museum Curator II	1	1,061
Chief Archivist	1	1,061

Total Key Positions	6	7,533

Other Positions

Administrative	9	3,279
Support to Technical	1	498
Technical	14	6,384

Total Other Positions	24	10,161

Total Permanent Positions	30	18,144

Total Permanent Filled Positions	16	8,746

JANUARY 3, 2022	OFFICIAL GAZETTE	577
STAFFING SUMMARY

XXXVI. ALLOCATIONS TO LOCAL GOVERNMENT UNITS

A. Metropolitan Manila Development Authority

STAFFING SUMMARY

(Amount In Thousand Pesos)	No.	Amount
Permanent Positions

Key Positions

Council/Commission/Board Chairman III	1	2,228
Department Assistant Secretary	1	1,972
Engineer V	2	2,122

Total Key Positions	4	6,322

Other Positions

Administrative	32	7,750
Support to Technical	22	4,255
Technical	75	37,986

Total Other Positions	129	49,991

For the difference between the Authorized and Actual Salaries		480

Total Permanent Positions	133	56,793

Total Permanent Filled Positions	114	45,401